As filed with the U.S. Securities and Exchange Commission on October 28, 2015

File No. 033-47287

File No. 811-06637

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 116	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 117

(Check appropriate box or boxes.)

THE UBS FUNDS

(Exact Name of Registrant as Specified in Charter)

One North Wacker, Chicago, Illinois  60606

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code  312-525-7100

Mark F. Kemper

UBS Asset Management (Americas) Inc.

One North Wacker

Chicago, Illinois  60606

(Name and Address of Agent for Service)

Please send copies of all communications to:

Bruce G. Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

(215) 564-8027

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒                                  immediately upon filing pursuant to paragraph (b)

☐                                    on [Date] pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on [Date] pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on [Date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

UBS Asset Allocation Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2015

UBS Asset Growth Fund

Class: A: BGFAX, C: BGFCX, P: BGFYX

UBS Dynamic Alpha Fund

Class: A: BNAAX, C: BNACX, P: BNAYX

UBS Global Allocation Fund

Class: A: BNGLX, C: BNPCX, P: BPGLX

This prospectus offers Class A, Class C and Class P shares in three of the fourteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds").

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") and U.S. Commodity Futures Trading Commission ("CFTC") have not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds
What every investor should know about the funds
Fund summaries
UBS Asset Growth Fund	Page 3
UBS Dynamic Alpha Fund	Page 9
UBS Global Allocation Fund	Page 15
More Information about the funds
UBS Asset Growth Fund—Investment objective, strategies, securities selection and risks	Page 21
UBS Dynamic Alpha Fund—Investment objective, strategies, securities selection and risks	Page 28
UBS Global Allocation Fund—Investment objective, strategies, securities selection and risks	Page 35
Your investment
Information for managing your fund account
Managing your fund account	Page 42
—Flexible pricing	Page 42
—Buying shares	Page 46
—Selling shares	Page 49
—Exchanging shares	Page 50
—Pricing and valuation	Page 51
Additional information
Additional important information about the funds
Management	Page 53
Disclosure of portfolio holdings	Page 56
Dividends and taxes	Page 56
Supplemental investment advisor performance information	Page 59
Financial highlights	Page 67
Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 74 of this Prospectus.

Please find the UBS Asset Management business continuity planning overview on page 75 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS Asset Growth Fund
Fund summary

Investment objective

The Fund seeks to obtain superior long-term returns on capital.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 42 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.95%	0.95%	0.95%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	1.08	1.11	1.10
Acquired fund fees and expenses	0.21	0.21	0.21
Total annual fund operating expenses[2]	2.49	3.27	2.26
Less management fee waiver/expense reimbursements	0.88	0.91	0.90
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	1.61	2.36	1.36

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you

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invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$705	$1,204	$1,728	$3,158
Class C (assuming sale of all shares at end of period)	339	922	1,629	3,506
Class C (assuming no sale of shares)	239	922	1,629	3,506
Class P	138	620	1,128	2,525

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 84% of the average value of its portfolio.

Principal strategies
Principal investments

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to achieve a return over the long term similar to the MSCI World Free Index (net), but with more stable volatility. The Advisor does not represent or guarantee that the Fund will meet this goal. As part of the Fund's asset allocation strategy, the Fund will primarily use passive index components and derivatives, including but not limited to futures and swaps, but also may invest directly in individual securities. The Fund's passive index component will utilize third-party passively managed exchanged-traded funds ("ETFs") to gain exposure to equity, fixed income, and alternative asset class securities, including, but are not limited to, convertible bonds and real estate securities, including real estate investment trusts ("REITs") and real estate operating companies. The Fund may gain exposure to issuers located within and outside the United States.

The Fund will incorporate a managed volatility feature that seeks to control portfolio volatility to a target of 15% or less annually. Volatility is a risk measurement that measures the relative rate at which the price of a se-

curity moves up and down and is typically determined by calculating the annualized standard deviation of the daily change in price. Commonly, the higher the volatility the greater the risk of the security. While the Advisor attempts to manage the Fund's volatility, there can be no guarantee that the Fund will achieve its target and the actual volatility may be higher or lower than 15% over any period. This strategy of attempting to manage volatility may result in the Fund outperforming the general securities market during periods of flat or negative market performance where broad market volatility is above the target level or where broad market volatility is beneath the target level but returns are positive. The strategy may underperform the general securities market during periods of positive market performance when broad market volatility exceeds the target level.

The Fund will adjust its exposure to markets in response to changes in expected volatility. The Fund may without limitation allocate assets to cash or short-term money market instruments as well as derivatives in order to reduce exposure to riskier assets during periods of increasing market risk. When volatility declines, the Fund may move assets out of cash and back into riskier assets. As part of its attempt to manage the Fund's volatility exposure, the Fund may make significant investments in index futures, options, or other derivative instruments designed to achieve both long and short exposure to asset markets. The Fund has the ability to employ a maximum exposure target of up to 175% of fund assets to the markets.

Under normal circumstances, the Fund allocates its assets between equity, fixed income, and alternative asset class securities, including securities of issuers in both developed (including the United States) and emerging markets countries. Equity investments may include securities of companies of any capitalization size. Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities may be either investment grade or high yield (lower-rated or "junk bonds") securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.

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The derivatives in which the Fund may invest include index options, futures (including, but not limited to, futures on a commodity index), forward agreements, swap agreements (including, but not limited to, interest rate, credit default, equity index, inflation swaps and total return swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency or to manage or adjust the risk profile of the Fund and to manage the Fund's volatility. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements, interest rate swaps and credit default swaps may also be used to adjust the Fund's portfolio duration.

Management process

The Advisor will manage the Fund's portfolio using a two-step process as described below.

Step 1: Asset Allocation
The underlying tactical asset allocation strategy is determined by the Advisor taking account of the potential returns and risks of each asset class, the expected diversification benefits from a multi-asset approach and the Advisor's views of potential returns and risks over a 3-5 year time horizon. This will be a dynamic process and will result in changes to the underlying asset allocation strategy as the outlook changes.

Step 2: Managed Volatility
The exposure to the strategy defined in step 1 will then be determined and implemented targeting a portfolio volatility of 15% or lower. The Fund will seek to achieve this objective by systematically adjusting its exposure to the asset allocation strategy outlined in steps 1 and 2, with a maximum exposure of up to 175% of Fund assets to the markets.

Asset allocation decisions are primarily driven by the Advisor's assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of the Advisor's proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in the idea generation process. The Advisor refers to this additional step in their idea generation process as market behavior analysis. Adding this step helps the Advisor understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to assess the effects each trade's inclusion will have on the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

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Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest, including ETFs ("Underlying Funds"). Through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and subject to the Underlying Funds' expenses.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P")) or Ba (Moody's Investors Service,

Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and

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may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Volatility management risk: While the Fund's strategy seeks to manage the level of the Fund's volatility, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower than the manager's targeted volatility level depending on market conditions. In addition, the efforts to manage the Fund's volatility may be expected, in a period of generally positive equity market returns when broad market volatility is above the target volatility level, to reduce the Portfolio's performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

Tracking error risk for ETFs and derivatives: Imperfect correlation between a derivative or ETF's portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF's size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF's performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Passive investment risk: ETFs purchased by the Fund are not actively managed and may be affected by general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI World Free Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed markets. The

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MSCI World Free Index (net) reflects no deduction for fees and expenses. Life of class performance of the MSCI World Free Index (net) is as of the inception month end for each class of the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On or about October 28, 2013, the Fund's investment strategies changed. The performance below is attributable to the Fund's performance before the strategy change. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (9.35)%
Best quarter during calendar years shown—2Q 2009: 33.02%
Worst quarter during calendar years shown—4Q 2008: (29.77)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	Life of class
Class A (7/26/07)
Return before taxes	(4.11)%	5.67%	0.12%
Class C (7/26/07)
Return before taxes	(0.20)	6.05	0.14
Class P (7/26/07)
Return before taxes	1.83	7.12	1.14
Return after taxes on distributions	1.83	6.47	0.46
Return after taxes on distributions and sale of fund shares	1.04	5.42	0.70
MSCI World Free Index (net)	4.94	10.20	3.38

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since 2009.

•  Richard Lloyd, portfolio manager of the Fund since 2013.

•  Luke Browne, portfolio manager of the Fund since 2013.

•  Philip Brides, portfolio manager of the Fund since 2014.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Dynamic Alpha Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 42 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.33	0.34	0.35
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual fund operating expenses[2]	1.44	2.20	1.21
Less management fee waiver/expense reimbursements	0.08	0.09	0.10
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	1.36	2.11	1.11

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in

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other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$681	$973	$1,286	$2,173
Class C (assuming sale of all shares at end of period)	314	680	1,171	2,527
Class C (assuming no sale of shares)	214	680	1,171	2,527
Class P	113	374	655	1,457

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal strategies
Principal investments

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to achieve a total rate of return for the Fund that meets or exceeds the Citigroup One-Month US Treasury Bill Index plus 2%-4% (net of fees) over a rolling five year time horizon. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by the Advisor, to gain exposure to certain global equity and global fixed income markets. The Fund is a non-diversified fund.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, credit qualities and sectors, including high yield (lower-rated or "junk bonds") securities and convertible debt securities.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include securities of companies of any capitalization size.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may also take active positions on volatility to generate returns or to hedge the Fund's portfolio.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include options (on securities, indices, or swap agreements), futures, forward agreements, swap agreements (specifically, interest rate, total return, and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Options on indices, options on swap agreements, futures on indices, forward agreements, interest rate swaps, total return swaps, credit de-

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fault swaps and credit-linked securities may also be used to adjust the Fund's portfolio duration, including to achieve a negative portfolio duration.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO"). To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may borrow money from banks to purchase investments for the Fund.

Management process

The Advisor will manage the Fund's portfolio using the following investment process as described below:

The strategy invests in the full spectrum of instruments and markets globally. The Advisor believes that the Advisor is able to improve the return outcome and risk management of the Fund by employing a well diversified strategy across a broad global opportunity set. Returns are generated from asset allocation across markets, currency and security selection. The Advisor aims to employ 15-25 of the Advisor's highest conviction trade ideas into the following diversified risk buckets:

•  Market Directional: Explicit view on equities, credit, and interest rates

•  Relative Value Market: Capitalizing on misvaluation between two markets

•  Relative Value Currency: Active decisions between two markets that are made independent from market decisions

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

The asset allocation process is structured around the Asset Allocation & Currency (AAC) Investment Committee (the "AAC Committee") meetings, which provides a forum for debate and the exploration of all ramifications of any investment decision, rather than aiming for a consensus to be reached. Instead, any voting member of the AAC Committee can sponsor a trade idea, preparing a detailed investment thesis to support the view. An investment thesis has to define the investment rationale based on valuation and market behavioral influences, the time scale for it being realized, the transaction costs and the potential milestones the Advisor would expect to evaluate whether or not the view is correct. The sponsor is then responsible for convincing another member of the AAC Committee to support the idea as co-sponsor.

Bottom up selection across active equity and fixed income markets can be utilized as part of the asset allocation process at the asset class level. With respect to specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental

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valuation, quantitative and growth-oriented strategies. The Advisor's bottom up fixed income security selection strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the AAC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares

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may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk, and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund would be less than if borrowing were not used.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI World Free Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed markets. The Citigroup One-Month US Treasury Bill Index shows how the Fund's performance compares to public obligations of the U.S. Treasury with maturities of one month. Life of class performance for the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index is as of the inception month end of each class of the Fund. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI World Free Index (net) which reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do

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not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (7.31)%
Best quarter during calendar years shown—2Q 2009: 18.12%
Worst quarter during calendar years shown—4Q 2008: (17.08)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	Life of class
Class A (1/27/05)
Return before taxes	(2.55)%	3.33%	2.81%
Class C (1/27/05)
Return before taxes	1.43	3.75	2.61
Class P (1/27/05)
Return before taxes	3.41	4.82	3.70
Return after taxes on distributions	1.69	4.17	2.48
Return after taxes on distributions and sale of fund shares	1.92	3.51	2.83
BofA Merrill Lynch US Treasury 1-5 Year Index	1.24	1.78	3.11
MSCI World Free Index (net)	4.94	10.20	6.32
Citigroup One-Month US Treasury Bill Index	0.02	0.06	1.38

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since 2008.

•  Andreas Koester, portfolio manager of the Fund since 2009.

•  Jonathan Davies, portfolio manager of the Fund since 2009.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Global Allocation Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 42 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.27	0.30	0.24
Acquired fund fees and expenses	0.07	0.07	0.07
Total annual fund operating expenses[2]	1.39	2.17	1.11

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$684	$966	$1,269	$2,127
Class C (assuming sale of all shares at end of period)	320	679	1,164	2,503
Class C (assuming no sale of shares)	220	679	1,164	2,503
Class P	113	353	612	1,352

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These

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costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal strategies
Principal investments

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to maximize total return. The Fund's investment advisor ("UBS AM (Americas)" or the "Advisor") does not represent or guarantee that the Fund will meet this total return goal.

Under normal circumstances, the Fund will invest in physical securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including real estate investment trusts ("REITs") and real estate operating companies. The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year and may be either investment grade or high yield (lower-rated or "junk bonds") securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor and third-party passively managed exchanged-traded funds ("ETFs") to gain exposure to certain asset classes.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include index options, futures, forward agreements, swap agreements (specifically, interest rate, credit default and inflation swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency (except with respect to equity participation notes and equity linked notes), or to manage or adjust the risk profile of the Fund. In addi-

tion, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements, interest rate swaps and credit default swaps may also be used to adjust the Fund's portfolio duration.

Management process

The Advisor will manage the Fund's portfolio using the following investment process as described below:

The strategy invests in the full spectrum of instruments and markets globally. The Advisor believes that the Advisor is able to improve the return outcome and risk management of the Fund by employing a well diversified strategy across a broad global opportunity set. Returns are generated from asset allocation across markets, currency and security selection.

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and lin-

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early, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

The asset allocation process is structured around the Asset Allocation & Currency (AAC) Investment Committee (the "AAC Committee") meetings, which provides a forum for debate and the exploration of all ramifications of any investment decision, rather than aiming for a consensus to be reached. Instead, any voting member of the AAC Committee can sponsor a trade idea, preparing a detailed investment thesis to support the view. An investment thesis has to define the investment rationale based on valuation and market behavioral influences, the time scale for it being realized, the transaction costs and the potential milestones the Advisor would expect to evaluate whether or not the view is correct. The sponsor is then responsible for convincing another member of the AAC Committee to support the idea as co-sponsor.

Bottom up selection across active equity and fixed income markets can be utilized as part of the asset allocation process at the asset class level. With respect to specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies. The Advisor's bottom up fixed income security selection strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the AAC Committee meetings, to deter-

mine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities

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at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest, including ETFs. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

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Tracking error risk for ETFs and derivatives: Imperfect correlation between a derivative or ETF's portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF's size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF's performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

Passive investment risk: ETFs purchased by the Fund are not actively managed and may be affected by general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The MSCI All Country World Index (net) shows how the Fund's performance compares to an index that is designed to measure the equity market performance of developed and emerging markets. The Citigroup World Government Bond Index (Hedged in USD) shows how the Fund's performance compares to an index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity that is hedged back to the US dollar. The Fund's secondary benchmark index is a blend of 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) and shows how the Fund's performance compares with a blend of prominent industry indices that better reflect the asset allocation of the Fund's portfolio. Indices reflect no deduction for fees, expenses or taxes, except for the MSCI All Country World Index (net) which reflects no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (5.54)%
Best quarter during calendar years shown—2Q 2009: 23.56%
Worst quarter during calendar years shown—4Q 2008: (21.44)%

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Average annual total returns (figures reflect sales charges) (for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97)
Return before taxes	0.36%	5.13%	3.43%
Class C (11/22/01)
Return before taxes	4.44	5.50	3.22
Class P (8/31/92)
Return before taxes	6.55	6.63	4.32
Return after taxes on distributions	6.55	5.83	2.87
Return after taxes on distributions and sale of fund shares	3.71	4.99	3.06
MSCI All Country World Index (net)	4.16	9.17	6.09
Citigroup World Government Bond Index (Hedged in USD)	8.35	4.35	4.57
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD)	5.91	7.53	5.88

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Curt Custard, portfolio manager of the Fund since 2009.

•  Andreas Koester, portfolio manager of the Fund since 2009.

•  Jonathan Davies, portfolio manager of the Fund since 2009.

•  Philip Brides, portfolio manager of the Fund since 2014.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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The UBS Funds

More information about the funds—UBS Asset Growth Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to obtain superior long-term returns on capital.

Principal investment strategies

The Fund seeks to achieve a return over the long term similar to the MSCI World Free Index (net), but with more stable volatility. Because the Fund's asset allocation strategy may employ leverage and focuses on a well-diversified portfolio, including stocks, bonds, alternative asset classes, and money market instruments, its asset class, country, currency, sector and market capitalization exposures will typically vary significantly from the index and may cause significant performance deviations relative to the index over shorter time periods.

As part of the Fund's asset allocation strategy, the Fund will primarily use passive index components and derivatives, including but not limited to futures and swaps, but also may invest directly in individual securities. The Fund's passive index component will utilize third-party passively managed exchange-traded funds ("ETFs") to gain exposure to equity, fixed income, and alternative asset class securities, including, but are not limited to, convertible bonds, and real estate securities, including real estate investment trusts ("REITs") and real estate operating companies. The Fund may gain exposure to issuers located within and outside the United States.

An ETF is a type of exchange-traded investment company. Ordinarily, the Investment Company Act of 1940, as amended (the "1940 Act") and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund will incorporate a managed volatility feature that seeks to control portfolio volatility to a target of 15% or less annually. Volatility is a risk measurement that measures the relative rate at which the price of a security moves up and down and is typically determined by calculating the annualized standard deviation of the daily change in price. Commonly, the higher the volatility the greater the risk of the security. While the Advisor attempts to manage the Fund's volatility, there can be no guarantee that the Fund will achieve its target and the actual volatility may be higher or lower than 15% over any period. This strategy of attempting to manage volatility may result in the Fund outperforming the general securities market during periods of flat or negative market performance where broad market volatility is above the target level or where broad market volatility is beneath the target level but returns are positive. The strategy may underperform the general securities market during periods of positive market performance when broad market volatility exceeds the target level.

The Fund will adjust its exposure to markets in response to changes in expected volatility. The Fund may without limitation allocate assets to cash or short-term money market instruments as well as derivatives in order to reduce exposure to riskier assets during periods of increasing market risk. When volatility declines, the Fund may move assets out of cash and back into riskier assets. As part of its attempt to manage the Fund's volatility exposure, the Fund may make significant investments in index futures, options, or other derivative instruments designed to achieve both long and short exposure to asset markets. The Fund has the ability to employ a maximum exposure target of up to 175% of Fund assets to the markets.

Under normal circumstances, the Fund allocates its assets between equity, fixed income, and alternative asset class securities, including securities of issuers in both developed (including the United States) and emerging markets countries. Equity investments may include securities of companies of any capitalization size. Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities may be either investment grade or high yield (lower-rated or "junk bonds") securities. Investments in equity securities may include,

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The UBS Funds

More information about the funds—UBS Asset Growth Fund

but are not limited to, common stock and preferred stock. The Fund also may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include index options, futures (including, but not limited to, futures on a commodity index), forward agreements, swap agreements (including, but not limited to, interest rate, credit default, equity index, inflation swaps and total return swaps), equity participation notes and equity linked notes. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency or to manage or adjust the risk profile of the Fund and to manage the Fund's volatility. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements, interest rate swaps and credit default swaps may also be used to adjust the Fund's portfolio duration. The Fund may invest in derivatives to the extent permitted by the 1940 Act.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

Securities Selection

The Advisor focuses on active asset allocation and volatility management to achieve the Fund's investment objective rather than active security selection. The Fund will primarily use passively managed ETFs and deriva-

tives to achieve exposure to the various asset classes. The Advisor will manage the Fund's portfolio using a two-step process as described below.

Step 1: Asset Allocation
The underlying tactical asset allocation strategy is determined by the Advisor taking account of the potential returns and risks of each asset class, the expected diversification benefits from a multi-asset approach and the Advisor's views of potential returns and risks over a 3-5 year time horizon. This will be a dynamic process and will result in changes to the underlying asset allocation strategy as the outlook changes.

Step 2: Managed Volatility
The exposure to the strategy defined in step 1 will then be determined and implemented targeting a portfolio volatility of 15% or lower.

The Fund will seek to achieve this objective by systematically adjusting its exposure to the asset allocation strategy outlined in steps 1 and 2, with a maximum exposure of up to 175% of Fund assets to the markets.

Asset allocation decisions are primarily driven by the Advisor's assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes, considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class future cash flow. The intrinsic value represents an anchor point to which the Advisor believes the value of the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of the Advisor's proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual mar-

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The UBS Funds

More information about the funds—UBS Asset Growth Fund

ket level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that monetary policy and other determinants of economic growth and market volatility will have on each asset classes and investment. While it would be convenient if all price/value discrepancies resolved themselves quickly and directly, quite frequently a price/value discrepancy can grow larger before it resolves. The Advisor's valuation models are designed to effectively identify longer-term price/value discrepancies, in the shorter term other factors can be more influential on markets than valuation considerations. Thus, the Advisor incorporates an additional discipline in setting the Fund's strategy. The Advisor engages in market behavioral analysis, which focuses on helping the portfolio managers to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle (regime analysis), as well as an assessment of the macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

The Advisor works closely with a risk management team to determine the appropriate amount of risk capital to allocate to each trade given the Fund's risk budget and objectives, prevailing investment opportunities, and other Fund exposures. To assist in this process the risk management team performs scenario and correlation analysis across the various trades to assess the effects each trade's inclusion will have on the risk and diversification of the overall Fund, and ensures that unintended factor exposures are identified, managed and monitored. Risk factor management is integrated into portfolio construction at each level.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund and the underlying funds ("Underlying Funds") are:

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the Underlying Funds in which the Fund may invest. Thus, the Fund's performance is affected by the allocation of its assets among the Underlying Funds and their ability to meet their investment objectives, in addition to any direct investments made by the Fund. The Advisor may not accurately assess the attractiveness or risk potential of particular Underlying Funds, asset classes or investment styles. In addition, through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and their expenses.

•  Market risk—The risk that the market value of the Fund's or an Underlying Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in

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The UBS Funds

More information about the funds—UBS Asset Growth Fund

the near future due to the current period of historically low rates.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (Standard & Poor's Financial Services, LLC ("S&P")) or Ba (Moody's Investor Service, Inc. ("Moody's")) or below may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund or an Underlying Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing risk—The risk that prices of the Fund's or an Underlying Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category or an Underlying Fund that underperforms other asset categories. For example, the Fund may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, total return rates, or other economic factors in using derivatives, the Fund or an Underlying Fund might have been in a

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The UBS Funds

More information about the funds—UBS Asset Growth Fund

better position if it had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund or Underlying Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund or an Underlying Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund or an Underlying Fund to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's or an Underlying Fund's use of derivatives may cause it to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

Similarly, total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. The total rate of return of an investment on which a total return swap agreement is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap agreement. In the event the total rate of return of the underlying asset is negative for the specified period of the swap agreement, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap agreement to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap agreement. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.

•  Volatility management risk—While the Fund's strategy seeks to manage the level of the Fund's volatility, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower than the manager's targeted volatility level depending on market conditions. In addition, the efforts to manage the Fund's volatility may be expected, in a period of generally positive equity market returns when broad market volatility is above the target volatility level, to reduce the Portfolio's performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

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The UBS Funds

More information about the funds—UBS Asset Growth Fund

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

•  Mortgage- and asset-backed securities risk—The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Tracking error risk for ETFs and derivatives—Imperfect correlation between a derivative or ETF's portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF's size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF's performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

•  Passive investment risk—ETFs purchased by the Fund are not actively managed and may be affected by general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of

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The UBS Funds

More information about the funds—UBS Asset Growth Fund

an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund or an Underlying Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund or an Underlying Fund.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Regulation under the Commodity Exchange Act—The Advisor is registered as a "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Advisor's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the Fund's CPO, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Advisor is also registered as a "commodity trading advisor" ("CTA") but, with respect to the Fund, relies on an exemption from CTA regulation available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

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The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by the Advisor to gain exposure to certain global equity and global fixed income markets. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. The Fund is a non-diversified fund.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated or "junk bonds") securities and convertible debt securities.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include securities of companies of any capitalization size.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The Fund may also take active positions on volatility to generate returns or to hedge the Fund's portfolio.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options (on securities, indices, or swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), credit-linked securities, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund may invest in derivatives to the extent permitted by the 1940 Act. In addition, the Fund may establish net short or net long positions for individual markets, currencies and securities. Certain derivatives may be used to adjust the Fund's portfolio duration.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the Citigroup One-Month US Treasury Bill Index plus 2%-4% (net of management fees) over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings.

Securities selection

The Fund is a multi-asset fund, and invests in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), and international equities (including emerging markets). Asset allocation decisions are tactical, based upon the Advisor's assessment of valuation and prevailing market conditions in the United States and abroad.

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The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

Top down selection

The Fund invests in the full spectrum of instruments and markets globally. The Advisor believes that it is able to improve the return outcome and risk management of the Fund by employing a well diversified strategy across a broad global opportunity set. Returns are generated from asset allocation across markets, currency and security selection. The Advisor aims to employ 15-25 of the Advisor's highest conviction trade ideas into the following diversified risk buckets:

•  Market Directional: Explicit view on equities, credit, and interest rates

•  Relative Value Market: Capitalizing on misvaluation between two markets

•  Relative Value Currency: Active decisions between two markets that are made independent from market decisions

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of nonvaluation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

Bottom up security selection

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its as-

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The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

sessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the Fund's portfolio, the Advisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances fac-

ing the issuers of fixed income securities. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the Allocation & Currency (AAC) Investment Committee (the "AAC Committee") meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

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The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net

UBS Asset Management
31

The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—Companies involved in initial IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the

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The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk—The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Derivatives that the Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

•  Investing in other funds risk—The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Regulation under the Commodity Exchange Act—The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and record-

UBS Asset Management
33

The UBS Funds

More information about the funds—UBS Dynamic Alpha Fund

keeping requirements that apply with respect to the Fund as a result of the Advisor's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the Fund's CPO, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Advisor is also registered as a CTA but, with respect to the Fund, relies on an exemption from CTA regulation available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

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34

The UBS Funds

More information about the funds—UBS Global Allocation Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund will invest in physical securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including REITs and real estate operating companies. The Fund may gain exposure to issuers located within and outside the United States, including securities of issuers in both developed (including the United States) and emerging markets countries.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. These securities will have an initial maturity of more than one year. The Fund may invest in both investment grade and high yield (lower-rated or "junk bonds") securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments. In addition, the Fund may invest in other open-end investment companies, ETFs and similarly structured pooled investments in order to provide exposure to certain asset classes. To the extent that the Fund invests in securities of other open-end investment companies, ETFs and similarly structured pooled investments, the Fund will bear the fees and expenses of such vehicles in addition to the fees and expenses of its own operation.

An ETF is a type of exchange-traded investment company. Ordinarily, the 1940 Act and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund, to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of September 30, 2015, the Fund was invested in securities of issuers from 76 countries either directly or through its investments in other investment companies, and approximately 40.6% of its assets were invested in US markets. Under normal market conditions, the Fund invests significantly (at least 40-80% of its total assets—unless market conditions are not deemed favorable by the Advisor in which case the Fund would invest at least 30% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, credit default and inflation swaps), credit-linked securities, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, to obtain exposure to certain markets, or to establish net short positions for individual markets, currencies or securities.

Securities selection

The Fund is a multi-asset fund, and invests in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), international equities (including emerging markets), and alternative assets. Asset allocation decisions are tactical, based upon the Advisor's

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35

The UBS Funds

More information about the funds—UBS Global Allocation Fund

assessment of valuations prevailing market conditions in the United States and abroad. In determining the asset allocation of the Fund, the Advisor may utilize fundamental valuation and market behavior indicators to construct the Fund's portfolio.

Top down selection

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in our idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of nonvaluation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

Bottom up security selection

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the Fund's portfolio, the Advisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique

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The UBS Funds

More information about the funds—UBS Global Allocation Fund

competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the AAC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate

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More information about the funds—UBS Global Allocation Fund changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that

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More information about the funds—UBS Global Allocation Fund of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

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More information about the funds—UBS Global Allocation Fund

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Convertible bond risk—Convertible bonds are subject to the risks of equity securities when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt instruments when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible bond is not as sensitive to interest rate changes as a similar non-convertible debt instrument, and generally has less potential for gain or loss than the underlying equity security. The prices of equity securities fluctuate from time to time based on changes in the company's financial condition or overall market and economic conditions.

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Thus, the Fund's performance is affected by the allocation of its assets among the underlying funds and their ability to meet their investment objectives, in addition to any direct investments made by the Fund. The Advisor may not accurately assess the attractiveness or risk potential of particular un-

derlying funds, asset classes or investment styles. In addition, through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and their expenses.

•  Tracking error risk for ETFs and derivatives—Imperfect correlation between a derivative or ETF's portfolio securities and those in its index, rounding of prices, the timing of cash flows, the ETF's size, changes to the index and regulatory requirements may cause tracking error, which is the divergence of an ETF's performance from that of its underlying index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an ETF incurs fees and expenses while its underlying index does not.

•  Passive investment risk—ETFs purchased by the Fund are not actively managed and may be affected by general decline in market segments relating to their respective indices. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses,

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More information about the funds—UBS Global Allocation Fund which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Regulation under the Commodity Exchange Act—The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Advisor's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the Fund's CPO, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Advisor is also registered as a CTA but, with respect to the Fund, relies on an exemption from CTA regulation available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

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Managing your fund account

Flexible pricing

Each Fund offers three classes of shares–Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class P shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A and Class C shares of the Funds under Rule 12b-1 that allow the Funds to pay service and (for Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Funds are described in the following table:

Class A sales charges. UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower on-going expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

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Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P Shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' statement of additional information ("SAI"). If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the Fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P Shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

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•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you pur-

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The UBS Funds

chased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.;

•  a monthly retention fee at a blended annual rate that consists of 0.10% of the value of the equity portion of a Fund's portfolio and 0.075% of the value of the fixed income portion of a Fund's portfolio for the UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A and Class C shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P shares:

To open an account	$5,000,000
To add to an account	$0

The Funds may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio se-

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The UBS Funds

curities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Fi-

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The UBS Funds

nancial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, and last, Class P.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

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The UBS Funds

Exchanging shares

You may exchange Class A or Class C shares of a Fund for shares of the same class of most other Family Funds. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Funds; use electronic funds transfer or wire to buy or sell shares of the Funds; change your address; and add or change account services by calling 1-800-647 1568.

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The UBS Funds

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Funds may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset

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The UBS Funds

value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously.

Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued

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The UBS Funds

at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

A Fund's portfolio investments may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Additional information about the Funds' current net asset value per share is available to investors on the Funds' Web Site at http://www.ubs.com/us/en/asset_ management/individual_investors/mutual_fund.html.

Management

Investment advisor

UBS Asset Management (Americas) Inc., (formerly, UBS Global Asset Management (Americas) Inc.) a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2015, the Advisor had approximately $150 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division (formerly, UBS Global Asset Management Division), which had approximately $695 billion in assets under management as of June 30, 2015. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for the portfolio managers of the Funds that are primarily responsible for coordinating the day-to-day management of the Funds.

UBS Asset Growth Fund

Curt Custard, Luke Browne, Richard Lloyd and Philip Brides are the lead portfolio managers for the Fund. Messrs. Custard, Browne, Lloyd and Brides use a systematic approach to analyze the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. The team members have responsibility for allocating the portfolio among the various asset classes, reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives and strategies and determining the amount of leverage to use in the portfolio. Information about Messrs. Custard, Browne, Lloyd and Brides is provided below.

Curt Custard is Head of Global Investment Solutions and a Group Managing Director at UBS Asset Management. Mr. Custard has been at UBS Asset Management

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The UBS Funds

since 2008. Mr. Custard is also a member of the UBS Asset Management Executive Committee. Prior to joining UBS Asset Management, Mr. Custard was Global Head of Multi-Asset Solutions at Schroders since 2004. Prior to this, Mr. Custard was Chief Investment Officer of the Multi-Asset and Balanced Business of Allianz Global Investors in London since 2000. Mr. Custard has been a portfolio manager of the Fund since 2009.

Luke Browne is Deputy Global Head of Structured Solutions, part of the Global Investment Solutions team and a Managing Director at UBS Asset Management. Mr. Browne has been at UBS Asset Management since 2011. Prior to joining UBS Asset Management, Mr. Browne worked at Schroder Investment Management since 2008, where he was Head of Structured Solutions. Mr. Browne has been a portfolio manager of the Fund since 2013.

Richard Lloyd is Global Head of Structured Solutions, part of the Global Investment Solutions team and a Managing Director at UBS Asset Management. Mr. Lloyd has been at UBS Asset Management since 2010. Prior to joining UBS Asset Management, Mr. Lloyd worked at Insight Investment Management since 2008, where he was Head of Structured Solutions. Mr. Lloyd became a portfolio manager of the Fund in 2013.

Philip Brides is a portfolio manager in the Asset Allocation and Currency team within the Global Investment Solutions team. He is also a member of the Asset Allocation and Currency Committee. Mr. Brides has been at UBS Asset Management since July 2014. Prior to joining UBS Asset Management, Mr. Brides worked at BlackRock where he was responsible for managing global tactical asset allocation mandates for retail and institutional investors and, prior to that, was Co-Head of BlackRock's dynamic diversified growth strategy. Mr. Brides has been a portfolio manager of the Fund since 2014.

UBS Dynamic Alpha Fund

Curt Custard, Andreas Koester and Jonathan Davies are the lead portfolio managers for the UBS Dynamic Alpha Fund. Mr. Koester, as a lead portfolio manager for the Fund, has responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of each portfolio to ensure its compliance with its stated investment objectives. Mr. Davies, as a lead portfolio manager for the Fund, has responsibility for research and idea generation within the portfolio's currency strategy. The team members have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests, which aids in research and idea generation. Messrs. Custard, Koester and Davies also have access to certain members of the fixed-income and equities investment management teams, each of whom may be at certain times (at the discretion of the lead portfolio managers) allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. Information about Mr. Custard is provided above. Information about Messrs. Koester and Davies is provided below.

Mr. Custard has been a portfolio manager of the Fund since 2008.

Andreas Koester is Head of Asset Allocation and Currency in the Global Investment Solutions team and a Managing Director at UBS Asset Management. Mr. Koester has been at UBS Asset Management since 2009. Prior to joining UBS Asset Management, Mr. Koester worked at Schroders since 2005, where he was Head of US & European Multi-Asset Solutions and was also a member of their global asset allocation and alternative investment committees. Prior to joining Schroders, Mr. Koester worked for AXA Investment Managers since 2001 in various portfolio management and asset allocation roles. Mr. Koester has been a portfolio manager of the Fund since 2009.

Jonathan Davies is Head of Currency in the Global Investment Solutions team, based in London and an Executive Director at UBS Asset Management. Mr. Davies has been at UBS Asset Management since 2002. Prior to joining UBS Asset Management, Mr. Davies held positions at the Institute for Fiscal Studies and the Financial Services Authority. Mr. Davies has been a portfolio manager of the Fund since 2009.

UBS Global Allocation Fund

Curt Custard, Andreas Koester, Jonathan Davies and Philip Brides are the lead portfolio managers for the UBS Global Allocation Fund. Messrs. Custard, Koester, Davies and Brides have access to certain members of the fixed-income and equities investment management

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The UBS Funds

teams, each of whom may be allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Brides, as a lead portfolio manager for the Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Davies, as a lead portfolio manager for the Fund, has responsibility for research and idea generation within the portfolio's currency strategy. Information about Messrs. Custard, Koester, Davies and Brides is provided above.

Messrs. Custard, Koester and Davies have been portfolio managers of the Fund since 2009. Mr. Brides has been a portfolio manager of the Fund since 2014.

The Funds' SAI provides information about the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of the one month ended June 30, 2015. For purposes of calculating such fee for UBS Asset Growth Fund, the Fund's average daily net assets will be deemed to be the average daily value of the Fund's to-

tal assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate amount of any borrowing). During the fiscal year ended June 30, 2015 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS Asset Growth Fund and UBS Dynamic Alpha Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016. Thereafter, the expense limit for each Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund is available in the Funds' most-recent annual report to shareholders for the period ended June 30.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS Asset Growth Fund	0.95%	N/A	0.950%
UBS Dynamic Alpha Fund	0.85%	$0 – $500 million	0.850%
		On the next $500 million – $1 billion	0.800
		On the next $1 billion – $1.5 billion	0.750
		On the next $1.5 billion – $2 billion	0.725
		On the next $2 billion – $4 billion	0.700
		Above $4 billion	0.680

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	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS Global Allocation Fund	0.80%	$0 – $500 million	0.800%
		On the next $500 million – $1 billion	0.750
		On the next $1 billion – $1.5 billion	0.700
		On the next $1.5 billion – $2 billion	0.675
		On the next $2 billion – $3 billion	0.650
		On the next $3 billion – $6 billion	0.630
		Above $6 billion	0.610

Administrator

UBS AM (Americas) is also the administrator of the Funds. Each Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The UBS Global Allocation Fund will generally post on its Web Site at http://www.ubs.com/us/en/
asset_management/individual_investors/
mutual_fund.html, the top ten largest stock portfolio holdings of the Fund, and the percentage that these holdings represent of the Fund's total assets, as of the most recent calendar quarter end, 25 calendar days after the end of the calendar quarter.

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/us/en/

asset_management/individual_investors/
mutual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually and will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writ-

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The UBS Funds

ing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Funds are required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Funds' default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.

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The UBS Funds

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from US withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from US withholding for interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends have expired for taxable years of the Fund that began on or after January 1, 2015. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund: (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts (including registered investment companies) for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Perform-

ance (with the exception of the registered investment companies) were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS Dynamic Alpha Fund*

Composite performance: Dynamic Alpha Composite ("DAC")
December 1, 2003 through December 31, 2014

Composite performance: DAC
For periods ended December 31, 2014

Year	DAC: net return after expenses and sales charge (%)[1]	DAC: net return after expenses (%)[2]	DAC: gross return before expenses and sales charge (%)	BofA Merrill US Treasury 1-5 Year Index (%)[3]	MSCI World Free Index (net) (%)[4]	Citigroup One-Month US Treasury Bill Index (%)[5]
1 year	(2.26)%	3.43%	4.82%	1.24%	4.94%	0.02%
5 years	2.93	4.10	5.50	1.78	10.20	0.06
10 years	2.26	2.84	4.17	3.08	6.03	1.38
Since inception	3.14	3.67	5.01	2.96	7.32	1.36

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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The UBS Funds

Supplemental performance information for the advisor of UBS Dynamic Alpha Fund*

Composite performance: DAC
December 1, 2003 through December 31, 2014

Year	DAC: net return after expenses and sales charge (%)[1]	DAC: net return after expenses (%)[2]	DAC: gross return before expenses and sales charge (%)	BofA Merrill US Treasury 1-5 Year Index (%)[3]	MSCI World Free Index (net) (%)[4]	Citigroup One-Month US Treasury Bill Index (%)[5]
2003[6]	(2.76)%	2.90%	3.01%	0.70%	6.27%	0.08%
2004	3.52	9.54	10.98	1.32	14.72	1.21
2005	2.26	8.20	9.56	1.39	9.49	2.93
2006	1.33	7.22	8.48	3.81	20.07	4.75
2007	(9.08)	(3.79)	(2.64)	8.16	9.04	4.56
2008	(25.87)	(21.56)	(20.57)	8.73	(40.71)	1.35
2009	16.79	23.58	25.20	0.23	29.99	0.09
2010	(4.87)	0.67	2.03	3.61	11.76	0.12
2011	(7.80)	(2.43)	(1.11)	3.36	(5.54)	0.05
2012	7.44	13.70	15.22	0.91	15.83	0.05
2013	0.01	5.83	7.25	(0.19)	26.68	0.03
2014	(2.26)	3.43	4.82	1.24	4.94	0.02

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  Performance is presented for December 1, 2003 through December 31, 2003.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Allocation Fund*

Composite performance: Global Securities Composite ("GSC")6
January 1, 1985 through December 31, 2014

Composite performance: GSC6
For periods ended December 31, 2014

Year	GSC: net return after expenses and sales charge (%)[1]	GSC: net return after expenses (%)[2]	GSC: gross return before expenses and sales charge (%)	MSCI All Country World Index (net) (%)[3]	Citigroup WGBI (Hedged in USD) (%)[4]	60% MSCI All Country World Index/40% Citigroup WGBI (Hedged in USD) (%)[5]
1 year	(2.26)%	3.42%	4.76%	4.16%	8.35%	5.91%
5 years	4.72	5.91	7.24	9.17	4.35	7.53
10 years	3.19	3.77	5.02	6.09	4.57	5.88
Since inception	8.49	8.69	10.09	N/A	7.08	N/A

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 2001 are not available.

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The UBS Funds

4  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The 60% MSCI All Country World Index/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended index compiled by the Advisor. For the MSCI All Country World Index, gross returns were used for years 1993-2000 and net returns for years 2001-2014. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 1993 are not available.

6  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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The UBS Funds

Supplemental performance information for the advisor of UBS Global Allocation Fund*

Composite performance: GSC6
January 1, 1985 through December 31, 2014

Year	GSC: net return after expenses and sales charge (%)[1]	GSC: net return after expenses (%)[2]	GSC: gross return before expenses and sales charge (%)	MSCI All Country World Index (net) (%)[3]	Citigroup WGBI (Hedged in USD) (%)[4]	60% MSCI All Country World Index/40% Citigroup WGBI (Hedged in USD) (%)[5]
1985	17.60%	24.45%	26.10%	N/A	16.05%	N/A
1986	11.59	18.09	19.66	N/A	13.60	N/A
1987	6.37	12.55	14.06	N/A	5.69	N/A
1988	8.01	14.30	15.82	N/A	8.17	N/A
1989	11.16	17.63	19.20	N/A	8.85	N/A
1990	(2.17)	3.53	4.92	N/A	5.89	N/A
1991	14.78	21.46	23.07	N/A	13.20	N/A
1992	1.69	7.61	9.05	N/A	7.86	N/A
1993	4.48	10.56	12.04	N/A	12.40	19.91
1994	(7.47)	(2.09)	(0.76)	N/A	(3.73)	1.58
1995	17.54	24.38	26.03	N/A	18.06	19.00
1996	7.48	13.73	15.25	N/A	8.69	11.44
1997	4.28	10.35	11.83	N/A	10.59	13.44
1998	2.36	8.32	9.78	N/A	11.03	18.16
1999	(4.25)	1.32	2.69	N/A	1.31	16.16
2000	(0.58)	5.20	6.62	N/A	10.67	(4.56)
2001	(3.62)	1.99	3.37	(16.21)	6.27	(7.37)
2002	(8.92)	(3.62)	(2.31)	(19.32)	7.97	(8.78)
2003	21.17	28.22	29.87	33.99	1.97	20.42
2004	7.44	13.70	15.09	15.23	4.84	11.04
2005	0.29	6.12	7.36	10.84	5.10	8.62
2006	7.48	13.74	15.02	20.95	3.10	13.60
2007	(1.07)	4.69	5.85	11.66	5.71	9.40
2008	(39.13)	(35.59)	(34.83)	(42.19)	9.21	(24.48)
2009	26.19	33.54	35.12	34.63	1.01	20.82
2010	4.77	10.87	12.21	12.67	3.36	9.44
2011	(12.31)	(7.21)	(6.07)	(7.35)	5.49	(1.96)
2012	7.08	13.31	14.72	16.13	4.50	11.61
2013	4.48	10.56	11.96	22.80	0.22	13.34
2014	(2.26)	3.42	4.76	4.16	8.35	5.91

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

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The UBS Funds

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 2001 are not available.

4  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The 60% MSCI All Country World Index/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended index compiled by the Advisor. For the MSCI All Country World Index, gross returns were used for years 1993-2000 and net returns for years 2001-2014. Investors should note that indices do not reflect the deduction of fees and expenses. Historical index returns prior to 1993 are not available.

6  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2015 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2015 and the Report are incorporated by reference into the SAI.

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UBS Asset Growth Fund—Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.34	$7.90	$7.08	$8.36	$6.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.00[3]	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	(0.16)	1.48	0.98	(0.84)	2.38
Total income (loss) from investment operations	(0.11)	1.48	0.92	(0.90)	2.29
Less dividends/distributions:
From net investment income	—	(0.04)	(0.10)	(0.38)	(0.25)
Net asset value, end of year	$9.23	$9.34	$7.90	$7.08	$8.36
Total investment return[2]	(1.18)%	18.75%	12.98%	(10.38)%	36.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.28%	2.19%	1.90%	1.73%	1.64%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	0.52%	0.05%	(0.73)%	(0.78)%	(1.14)%
Supplemental data:
Net assets, end of year (000's)	$13,370	$22,948	$25,047	$31,337	$50,167
Portfolio turnover rate	84%	112%	49%	109%	33%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.34	$7.90	$7.09	$8.36	$6.32
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	0.03	(0.04)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	(0.15)	1.47	0.97	(0.83)	2.38
Total income (loss) from investment operations	(0.09)	1.50	0.93	(0.87)	2.31
Less dividends/distributions:
From net investment income	—	(0.06)	(0.12)	(0.40)	(0.27)
Net asset value, end of year	$9.25	$9.34	$7.90	$7.09	$8.36
Total investment return[2]	(0.96)%	19.12%	13.21%	(10.07)%	36.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.05%	1.94%	1.67%	1.51%	1.43%
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.61%	0.30%	(0.48)%	(0.54)%	(0.87)%
Supplemental data:
Net assets, end of year (000's)	$5,709	$1,757	$1,835	$1,949	$1,395
Portfolio turnover rate	84%	112%	49%	109%	33%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.29	$7.88	$7.05	$8.34	$6.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	(0.06)	(0.11)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	(0.15)	1.47	0.97	(0.83)	2.37
Total income (loss) from investment operations	(0.18)	1.41	0.86	(0.94)	2.22
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.35)	(0.19)
Net asset value, end of year	$9.11	$9.29	$7.88	$7.05	$8.34
Total investment return[2]	(1.94)%	17.89%	12.15%	(11.00)%	35.39%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.06%	2.96%	2.67%	2.51%	2.41%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	(0.27)%	(0.72)%	(1.48)%	(1.53)%	(1.89)%
Supplemental data:
Net assets, end of year (000's)	$6,515	$7,564	$8,640	$9,931	$14,989
Portfolio turnover rate	84%	112%	49%	109%	33%

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UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.24	$6.82	$6.36	$5.98	$5.92
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	0.05	0.07	0.08	0.06
Net realized and unrealized gain	0.11	0.38	0.50	0.30	0.16
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income from investment operations	0.15	0.43	0.57	0.38	0.22
Less dividends/distributions:
From net investment income	(0.26)	(0.01)	(0.11)	—	(0.16)
Net asset value, end of year	$7.13	$7.24	$6.82	$6.36	$5.98
Total investment return[2]	2.03%[4]	6.31%	9.05%	6.18%	3.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.43%	1.42%	1.43%	1.60%	1.79%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.54%	1.76%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss)	0.58%	0.66%	0.98%	1.33%	0.95%
Supplemental data:
Net assets, end of year (000's)	$89,421	$194,185	$208,369	$160,773	$216,297
Portfolio turnover rate	54%	45%	74%	164%	65%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.38	$6.96	$6.48	$6.09	$6.03
Income from investment operations:
Net investment income[1]	0.06	0.06	0.09	0.10	0.08
Net realized and unrealized gain	0.12	0.39	0.52	0.29	0.16
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income from investment operations	0.18	0.45	0.61	0.39	0.24
Less dividends/distributions:
From net investment income	(0.29)	(0.03)	(0.13)	—	(0.18)
Net asset value, end of year	$7.27	$7.38	$6.96	$6.48	$6.09
Total investment return[2]	2.29%[4]	6.45%	9.29%	6.57%	3.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.20%	1.15%	1.12%	1.28%	1.49%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.10%	1.28%	1.49%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.10%	1.10%	1.07%
Net investment income	0.84%	0.87%	1.25%	1.56%	1.25%
Supplemental data:
Net assets, end of year (000's)	$192,777	$81,168	$48,113	$51,807	$87,743
Portfolio turnover rate	54%	45%	74%	164%	65%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$6.81	$6.46	$6.02	$5.71	$5.65
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	0.02	0.03	0.01
Net realized and unrealized gain	0.09	0.36	0.48	0.28	0.15
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income from investment operations	0.08	0.35	0.50	0.31	0.16
Less dividends/distributions:
From net investment income	(0.21)	—	(0.06)	—	(0.10)
Net asset value, end of year	$6.68	$6.81	$6.46	$6.02	$5.71
Total investment return[2]	1.21%[4]	5.42%	8.22%	5.60%	2.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.19%	2.18%	2.19%	2.36%	2.55%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.29%	2.51%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income (loss)	(0.17)%	(0.09)%	0.24%	0.58%	0.20%
Supplemental data:
Net assets, end of year (000's)	$45,871	$51,119	$53,405	$49,155	$66,349
Portfolio turnover rate	54%	45%	74%	164%	65%

3  Amount represents less than $0.005 per share.

4  During the year ended June 30, 2015 the advisor reimbursed the Fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

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UBS Global Allocation Fund—Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.04	$9.79	$9.12	$10.27	$8.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.02	0.01	(0.00)[3]	0.00[3]
Net realized and unrealized gain (loss)	0.23	1.36	0.88	(0.72)	2.05
Total income (loss) from investment operations	0.23	1.38	0.89	(0.72)	2.05
Less dividends/distributions:
From net investment income	—	(0.13)	(0.22)	(0.43)	(0.44)
Net asset value, end of year	$11.27	$11.04	$9.79	$9.12	$10.27
Total investment return[2]	2.08%	14.20%	9.86%	(6.83)%	23.87%
Ratios to average net assets:
Expenses	1.32%	1.30%	1.28%	1.25%	1.21%
Net investment income (loss)	(0.01)%	0.17%	0.12%	(0.03)%	0.05%
Supplemental data:
Net assets, end of year (000's)	$234,665	$309,296	$377,781	$494,604	$753,750
Portfolio turnover rate	62%	49%	54%	93%	68%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.25	$9.98	$9.30	$10.48	$8.84
Income (loss) from investment operations:
Net investment income[1]	0.03	0.05	0.04	0.03	0.04
Net realized and unrealized gain (loss)	0.23	1.39	0.90	(0.75)	2.07
Total income (loss) from investment operations	0.26	1.44	0.94	(0.72)	2.11
Less dividends/distributions:
From net investment income	—	(0.17)	(0.26)	(0.46)	(0.47)
Net asset value, end of year	$11.51	$11.25	$9.98	$9.30	$10.48
Total investment return[2]	2.31%	14.56%	10.22%	(6.59)%	24.15%
Ratios to average net assets:
Expenses	1.04%	1.00%	0.98%	0.95%	0.92%
Net investment income	0.26%	0.51%	0.44%	0.27%	0.35%
Supplemental data:
Net assets, end of year (000's)	$124,415	$129,417	$127,751	$132,941	$179,875
Portfolio turnover rate	62%	49%	54%	93%	68%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.79	$9.55	$8.89	$10.00	$8.42
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.09)	(0.06)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.22	1.34	0.86	(0.71)	1.99
Total income (loss) from investment operations	0.13	1.28	0.80	(0.78)	1.92
Less dividends/distributions:
From net investment income	—	(0.04)	(0.14)	(0.33)	(0.34)
Net asset value, end of year	$10.92	$10.79	$9.55	$8.89	$10.00
Total investment return[2]	1.20%	13.31%	9.11%	(7.66)%	22.90%
Ratios to average net assets:
Expenses	2.10%	2.08%	2.06%	2.02%	1.99%
Net investment income (loss)	(0.79)%	(0.59)%	(0.65)%	(0.80)%	(0.73)%
Supplemental data:
Net assets, end of year (000's)	$145,277	$174,078	$195,427	$238,054	$348,721
Portfolio turnover rate	62%	49%	54%	93%	68%

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semiannual reports and the SAI, and discuss your questions about the Funds, by contacting the Funds directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

©UBS 2015. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc
is a subsidiary of UBS Group AG.

S1164

UBS Equity Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2015

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Class: A: BNIEX, C: BNICX, P: BNUEX

UBS U.S. Large Cap Equity Fund

Class: A: BNEQX, C: BNQCX, P: BPEQX

UBS U.S. Small Cap Growth Fund

Class: A: BNSCX, C: BNMCX, P: BISCX

This prospectus offers Class A, Class C and Class P shares in three of the fourteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds").

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds
What every investor should know about the funds
Fund summaries
UBS International Sustainable Equity Fund	Page 3
UBS U.S. Large Cap Equity Fund	Page 7
UBS U.S. Small Cap Growth Fund	Page 11
More information about the funds
UBS International Sustainable Equity Fund—Investment objective, strategies, securities selection and risks	Page 15
UBS U.S. Large Cap Equity Fund—Investment objective, strategies, securities selection and risks	Page 18
UBS U.S. Small Cap Growth Fund—Investment objective, strategies, securities selection and risks	Page 21
Your investment
Information for managing your fund account
Managing your fund account	Page 24
—Flexible pricing	Page 24
—Buying shares	Page 28
—Selling shares	Page 31
—Exchanging shares	Page 32
—Pricing and valuation	Page 33
Additional information
Additional important information about the funds
Management	Page 35
Disclosure of portfolio holdings	Page 38
Dividends and taxes	Page 38
Supplemental investment advisor performance information	Page 41
Financial highlights	Page 45
Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 52 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 53 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS International Sustainable Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 24 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses[2]	1.42	1.43	1.41
Total annual fund operating expenses	2.47	3.23	2.21
Less management fee waiver/expense reimbursements	1.22	1.23	1.21
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	1.25	2.00	1.00

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the irrevocable fee waiver and expense reimbursement for all years.

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Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$670	$925	$1,199	$1,978
Class C (assuming sale of all shares at end of period)	303	627	1,078	2,327
Class C (assuming no sale of shares)	203	627	1,078	2,327
Class P	102	318	552	1,225

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world. Under normal market conditions, the Fund invests primarily (at least 65% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Up to 35% of the Fund's assets may be invested in US equity securities. The Fund may invest in issuers from both developed and emerging markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or ad-

just the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

Management process

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process with regard to securities selection for the Fund. The negative screening process will exclude securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography from the Fund's portfolio. We believe that this negative screen reduces the global universe by about 7% by market capitalization and we do not expect it to have a material impact on portfolio construction or strategy. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that we believe confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that along with more traditional financial analytics identify companies that the Ad-

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4

visor believes will provide sustained, long-term value. The Advisor believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.

The Fund's portfolio turnover rate was higher than normal as a result of modifications to the Fund's investment strategies and the increase of the investment within US equities of up to 35%. In a normal market environment, the Fund's portfolio turnover rate is expected to be 40% to 80% on average.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Indicies reflect no deduction for fees and expenses. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On or about October 28, 2013, the Fund's investment strategies changed. The performance below is attributable to the Fund's performance before the strategy change. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation

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5

and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (5.59)%
Best quarter during calendar years shown—2Q 2009: 29.94%
Worst quarter during calendar years shown—3Q 2011: (23.88)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97)
Return before taxes	(0.67)%	4.58%	3.58%
Class C (1/25/02)
Return before taxes	3.35	4.98	3.40
Class P (8/31/93)
Return before taxes	5.40	6.04	4.42
Return after taxes on distributions	5.08	5.50	3.43
Return after taxes on distributions and sale of fund shares	3.43	4.76	3.57
MSCI World ex USA Index (net)[1]	(4.32)	5.21	4.64
MSCI World Free Index (net)[1]	4.94	10.20	6.03

1  Effective October 28, 2015, the MSCI World ex USA Index (net) replaced the MSCI World Free Index (net) as the Fund's primary benchmark index because it more closely aligns with the Fund's investment strategy.

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Bruno Bertocci, portfolio manager of the Fund since 2013.

•  Shari Gilfillan, portfolio manager of the Fund since 2013.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS U.S. Large Cap Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 24 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses[2]	0.61	0.61	0.37
Total annual fund operating expenses	1.56	2.31	1.07
Less management fee waiver/expense reimbursements	0.36	0.36	0.12
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	1.20	1.95	0.95

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes

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that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$666	$982	$1,320	$2,275
Class C (assuming sale of all shares at end of period)	298	687	1,203	2,618
Class C (assuming no sale of shares)	198	687	1,203	2,618
Class P	97	329	580	1,298

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those companies within the range of the largest and smallest company in the Russell 1000 Index at the time of purchase. The Fund may invest up to 20% of its net assets in the securities of US companies that have market capitalizations outside the range of the Russell 1000 Index and/or the securities of foreign companies in developed countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest in-

clude futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its

UBS Asset Management
8

financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Focused investment risk: The risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (5.05)%
Best quarter during calendar years shown—2Q 2009: 19.55%
Worst quarter during calendar years shown—4Q 2008: (26.34)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97)
Return before taxes	8.54%	12.66%	5.92%
Class C (11/13/01)
Return before taxes	13.00	13.10	5.73
Class P (2/22/94)
Return before taxes	15.13	14.23	6.80
Return after taxes on distributions	14.92	14.04	6.36
Return after taxes on distributions and sale of fund shares	8.72	11.45	5.45
Russell 1000 Index	13.24	15.64	7.96

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Thomas Digenan, portfolio manager of the Fund since 2001.

•  Ian McIntosh, portfolio manager of the Fund since 2012.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

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9

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS U.S. Small Cap Growth Fund
Fund summary

Investment objective

The Fund seeks to provide long-term capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 24 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.41	0.39	0.25
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual fund operating expenses[2]	1.52	2.25	1.11
Less management fee waiver/expense reimbursements[3]	0.27	0.25	0.11
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3,4]	1.25	2.00	1.00

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3   "Less management fee waiver/expense reimbursements" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" are restated to reflect a change in the Fund's expense limitation agreement.

4   Effective March 27, 2015, the Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class P shares; prior to March 27, 2015, the fees were not to exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$670	$979	$1,309	$2,241
Class C (assuming sale of all shares at end of period)	303	679	1,182	2,566
Class C (assuming no sale of shares)	203	679	1,182	2,566
Class P	102	342	601	1,342

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase. However, the Fund may invest a portion of its assets in securities outside of this range. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO").

Management process

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

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Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past per-

formance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (6.27)%
Best quarter during calendar years shown—4Q 2010: 20.11%
Worst quarter during calendar years shown—4Q 2008: (32.03)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	10 years
Class A (12/31/98)
Return before taxes	1.28%	18.90%	7.83%
Class C (11/19/01)
Return before taxes	5.49	19.37	7.64
Class P (9/30/97)
Return before taxes	7.50	20.58	8.73
Return after taxes on distributions	2.34	19.28	7.86
Return after taxes on distributions and sale of fund shares	6.68	16.59	6.96
Russell 2000 Growth Index	5.60	16.80	8.54

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  David Wabnik, portfolio manager of the Fund since its inception.

•  Samuel Kim, portfolio manager of the Fund since 2011.

UBS Asset Management
13

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Asset Management
14

The UBS Funds

More information about the funds—UBS International Sustainable Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world. Under normal market conditions, the Fund invests primarily (at least 65% of its total assets) in issuers organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. Up to 35% of the Fund's assets may be invested in US equity securities. The Fund may invest in issuers from both developed and emerging markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of September 30, 2015, the Fund was invested in securities of issuers from 25 countries. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward currency agreements, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments (except for forward currency agreements), or to obtain exposure to certain markets (except for forward currency agreements). The Fund also may use futures contracts on equity securities and indices to gain market exposure on its uninvested cash.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.

Securities selection

The Advisor's investment decisions are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities for the portion of the Fund that is managed according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Advisor will employ both a positive and negative screening process with regard to securities selection for the Fund. The negative screening process will exclude securities with more than 5% of sales in alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography from the Fund's portfolio. We believe that this negative screen reduces the global universe by about 7% by market capitalization and we do not expect it to have a material impact on portfolio construction or strategy. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that we believe confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors

UBS Asset Management
15

The UBS Funds

More information about the funds—UBS International Sustainable Equity Fund that evaluate the environmental, social and governance performance of companies that along with more traditional financial analytics identify companies that the Advisor believes will provide sustained, long-term value. The Advisor believes that the sustainability strategy provides the Fund with a high quality portfolio and mitigates risk.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company and investments in index futures that are designed to provide exposure to a particular currency market. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay its proportional share of the operating expenses associated with such investments.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with

UBS Asset Management
16

The UBS Funds

More information about the funds—UBS International Sustainable Equity Fund the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Sustainability factor risk—The Fund's sustainability factors used in its investment process will likely make the Fund perform differently from a fund that relies solely or primarily on financial metrics. The sustainability factors may cause the Fund's industry allocation to deviate from that of funds without these considerations.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's statement of additional information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

UBS Asset Management
17

The UBS Funds

More information about the funds—UBS U.S. Large Cap Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those companies within the range of the largest and smallest company of the Russell 1000 Index at the time of purchase. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. The Fund may invest up to 20% of its net assets in the securities of US companies that have market capitalizations outside the range of the Russell 1000 Index and/or the securities of foreign companies in developed countries. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and foreign currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.

Securities selection

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The

UBS Asset Management
18

The UBS Funds

More information about the funds—UBS U.S. Large Cap Equity Fund

Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Focused investment risk—The risk that investing in a select group of securities could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund's primary benchmark or other mutual funds that are diversified across a greater number of securities.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. In addition, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are some-

UBS Asset Management
19

The UBS Funds

More information about the funds—UBS U.S. Large Cap Equity Fund times less liquid and harder to sell and to value than securities of US issuers.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

UBS Asset Management
20

The UBS Funds

More information about the funds—UBS U.S. Small Cap Growth Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide long-term capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies within the range of the largest and smallest company in the Russell 2000 Index at the time of purchase. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to no longer meet the small capitalization range, the Fund is not required to dispose of the security. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offerings ("IPO").

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

Securities selection

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Limited capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could

UBS Asset Management
21

The UBS Funds

More information about the funds—UBS U.S. Small Cap Growth Fund make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  IPOs risk—Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

UBS Asset Management
22

The UBS Funds

More information about the funds—UBS U.S. Small Cap Growth Fund

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

UBS Asset Management
23

The UBS Funds

Managing your fund account

Flexible pricing

Each Fund offers three classes of shares—Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class P shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A and Class C shares of the Funds under Rule 12b-1 that allow the Funds to pay service and (for Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Funds are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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The UBS Funds

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower on-going expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

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The UBS Funds

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the Funds, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

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The UBS Funds

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased

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The UBS Funds

shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of a Fund's portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A and Class C shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P shares:

To open an account	$5,000,000
To add to an account	$0

The Funds may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction

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The UBS Funds

costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the share-

holder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS AM

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The UBS Funds

(Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class P.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be re-

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The UBS Funds

deemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Exchanging shares

You may exchange Class A or Class C shares of a Fund for shares of the same class of most other Family Funds. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY

Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Funds; use elec-

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The UBS Funds

tronic funds transfer or wire to buy or sell shares of the Funds; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Funds may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a CDSC if those fees are appli-

cable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to

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The UBS Funds

maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value as-

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The UBS Funds

signed to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2015, the Advisor had approximately $150 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division (formerly, UBS Global Asset Management Division), which had approximately $695 billion in assets under management as of June 30, 2015. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS International Sustainable Equity Fund

Bruno Bertocci and Shari Gilfillan are the portfolio managers for the UBS International Sustainable Equity Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are selected for the Fund's portfolio. The portfolio managers work closely with the analysts to decide how to structure the UBS International Sustainable Equity Fund. Information about Mr. Bertocci and Ms. Gilfillan is provided below.

Bruno Bertocci is Head of the Sustainable Equities team and a Managing Director at UBS Asset Management. Mr. Bertocci has over 33 years of industry experience, and has been with the UBS Asset Management for 15 years. Mr. Bertocci has been responsible for construct-

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The UBS Funds

ing and managing our global equity portfolios worldwide. Mr. Bertocci has been a portfolio manager of the Fund since 2013.

Shari Gilfillan is a member of the Sustainable Equities team, which is responsible for constructing and managing equity funds for sustainable investors and is a Director at UBS Asset Management. Ms. Gilfillan has primary responsibility for the overall product positioning and development of Sustainable Equities Strategies, as well as marketing and communication to existing and prospective clients globally. Prior to her current role, Ms. Gilfillan was a Portfolio Manager on the Global Equities team for over ten years and was responsible for constructing and managing global equity portfolios. Prior to joining UBS Asset Management, Ms. Gilfillan was an Investment Associate at Northern Trust. Ms. Gilfillan has been a portfolio manager of the Fund since 2013.

UBS U.S. Large Cap Equity Fund

Thomas Digenan and Ian McIntosh are the members of the US Core/Value Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Digenan as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. McIntosh works closely with Mr. Digenan on portfolio construction and ensuring that Fund investment objectives are met. Information about Messrs. Digenan and McIntosh is provided below.

Thomas J. Digenan is Head of US Core/Value Equities and a Managing Director at UBS Asset Management. Prior to that he had been a North American Equity Strategist at UBS Asset Management from 2001 to 2012. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since 2001.

Ian McIntosh is a Senior Portfolio Manager on the US Core/Value Equities team and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management in 2004, Mr. McIntosh was a Vice President at JP Morgan Fleming Asset Management. Mr. McIntosh has been a portfolio manager of the Fund since 2012.

UBS U.S. Small Cap Growth Fund

David Wabnik and Samuel Kim are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the U.S. Small Cap Growth investment team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Messrs. Wabnik and Kim is provided below.

David Wabnik is Head of US Small Cap Growth Equities and a Senior Portfolio Manager at UBS Asset Management. Mr. Wabnik has been an employee of UBS Asset Management since 1995, an Executive Director of UBS Asset Management since 2001, and portfolio manager of the Fund since its inception.

Samuel Kim is Co-Portfolio Manager and an Executive Director at UBS Asset Management. Mr. Kim has been an investment professional with UBS Asset Management since 2003, and a portfolio manager of the Fund since 2011.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of the one month ended June 30, 2015. During the fiscal year ended June 30, 2015 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and

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The UBS Funds

extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS U.S. Small Cap Growth Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund is available in the Funds' most-recent annual report to shareholders for the period ended June 30.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS U.S. Large Cap Equity Fund	0.70%	$0 – $500 million	0.700%
		On the next $500 million – $1 billion	0.650
		On the next $1 billion – $1.5 billion	0.600
		On the next $1.5 billion – $2 billion	0.575
		Above $2 billion	0.550
UBS U.S. Small Cap Growth Fund	0.85%	$0 – $1 billion	0.850%
		Above $1 billion	0.825

With regard to UBS International Sustainable Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses of the Fund do not exceed the amount listed in the footnote to its Expense Table.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS International Sustainable Equity Fund	0.80%	$0 – $500 million	0.800%
		On the next $500 million – $1 billion	0.750
		On the next $1 billion – $1.5 billion	0.700
		On the next $1.5 billion – $2 billion	0.675
		Above $2 billion	0.650

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The UBS Funds

Administrator

UBS AM (Americas) is also the administrator of the Funds. Each Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Funds will generally post on their Web Site at http://www.ubs.com/us/en/asset_management/individ-
ual_investors/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com
/us/en/asset_management/individual_investors/mu-
tual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

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The UBS Funds

Taxes

Fund distributions—Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Funds are required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Funds' default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account.

Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from US withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from US withholding for interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends have expired for taxable years of the Fund that began on or after January 1, 2015. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject

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The UBS Funds

to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund: (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts (which may include registered investment companies) for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance (with the exception of any registered investment companies) were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund*

Composite performance: U.S. Large Cap Equity Composite ("LCEC")4
January 1, 1992 through December 31, 2014

Composite performance: LCEC4
For periods ended December 31, 2014

Year	LCEC: net return after expenses and sales charge (%)[1]	LCEC: net return after expenses (%)[2]	LCEC: gross return before expenses and sales charge (%)	Russell 1000 Index (%)[3]
1 year	7.92%	14.21%	15.56%	13.24%
5 years	12.48	13.76	15.12	15.64
10 years	5.86	6.46	7.74	7.96
Since inception	9.08	9.35	10.58	9.56

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1991 is not shown because such information relates only to subsectors or carveouts of other accounts managed by the Advisor.

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The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund*

Composite performance: LCEC4
January 1, 1992 through December 31, 2014

Year	LCEC: net return after expenses and sales charge (%)[1]	LCEC: net return after expenses (%)[2]	LCEC: gross return before expenses and taxes (%)	Russell 1000 Index (%)[3]
1992	7.72%	13.99%	15.17%	9.04%
1993	8.91	15.24	16.44	10.15
1994	(5.23)	0.28	1.34	0.38
1995	32.31	40.01	41.44	37.77
1996	18.16	25.03	26.32	22.44
1997	17.38	24.22	25.50	32.85
1998	11.46	17.95	19.17	27.02
1999	(9.95)	(4.71)	(3.71)	20.91
2000	(1.73)	3.98	5.07	(7.79)
2001	(3.55)	2.06	3.13	(12.45)
2002	(21.08)	(16.49)	(15.59)	(21.65)
2003	22.23	29.35	30.83	29.89
2004	6.96	13.19	14.56	11.40
2005	2.88	8.87	10.16	6.27
2006	7.67	13.93	15.30	15.46
2007	(4.80)	0.74	1.93	5.77
2008	(43.62)	(40.33)	(39.57)	(37.60)
2009	24.40	31.64	33.24	28.43
2010	6.64	12.84	14.18	16.10
2011	(8.42)	(3.10)	(1.93)	1.50
2012	6.61	12.81	14.15	16.42
2013	27.83	35.27	36.86	33.11
2014	7.92	14.21	15.56	13.24

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1991 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2015 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2015 and the Report are incorporated by reference into the SAI.

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UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.95	$7.55	$6.75	$8.21	$6.62
Income (loss) from investment operations:
Net investment income[1]	0.10	0.08	0.11	0.08	0.07
Net realized and unrealized gain (loss)	0.53	1.51	0.93	(1.40)	1.78
Total income (loss) from investment operations	0.63	1.59	1.04	(1.32)	1.85
Less dividends/distributions:
From net investment income	(0.11)	(0.19)	(0.24)	(0.14)	(0.26)
Net asset value, end of year	$9.47	$8.95	$7.55	$6.75	$8.21
Total investment return[2]	7.14%	21.32%	15.49%	(15.99)%	28.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.47%	2.74%	2.65%	2.28%	2.04%
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.09%	0.91%	1.49%	1.20%	0.93%
Supplemental data:
Net assets, end of year (000's)	$6,371	$7,541	$5,433	$5,576	$9,207
Portfolio turnover rate	42%	137%	41%	49%	76%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.99	$7.58	$6.77	$8.25	$6.65
Income (loss) from investment operations:
Net investment income[1]	0.13	0.09	0.13	0.11	0.09
Net realized and unrealized gain (loss)	0.51	1.53	0.94	(1.43)	1.79
Total income (loss) from investment operations	0.64	1.62	1.07	(1.32)	1.88
Less dividends/distributions:
From net investment income	(0.13)	(0.21)	(0.26)	(0.16)	(0.28)
Net asset value, end of year	$9.50	$8.99	$7.58	$6.77	$8.25
Total investment return[2]	7.32%	21.65%	15.95%	(15.88)%	28.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.21%	2.45%	2.40%	2.06%	1.78%
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.40%	1.10%	1.69%	1.52%	1.13%
Supplemental data:
Net assets, end of year (000's)	$17,103	$12,462	$11,740	$12,966	$17,829
Portfolio turnover rate	42%	137%	41%	49%	76%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.80	$7.43	$6.63	$8.02	$6.47
Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.05	0.03	0.03
Net realized and unrealized gain (loss)	0.51	1.47	0.92	(1.36)	1.72
Total income (loss) from investment operations	0.55	1.50	0.97	(1.33)	1.75
Less dividends/distributions:
From net investment income	(0.09)	(0.13)	(0.17)	(0.06)	(0.20)
Net asset value, end of year	$9.26	$8.80	$7.43	$6.63	$8.02
Total investment return[2]	6.36%	20.32%	14.72%	(16.59)%	27.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.23%	3.54%	3.40%	3.06%	2.82%
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	0.46%	0.37%	0.65%	0.45%	0.32%
Supplemental data:
Net assets, end of year (000's)	$2,672	$1,579	$605	$703	$1,405
Portfolio turnover rate	42%	137%	41%	49%	76%

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UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.03	$19.85	$15.96	$16.46	$12.79
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.11	0.11	0.10	0.09
Net realized and unrealized gain (loss)	2.50	5.23	3.86	(0.51)	3.65
Total income (loss) from investment operations	2.64	5.34	3.97	(0.41)	3.74
Less dividends/distributions:
From net investment income	(0.12)	(0.16)	(0.08)	(0.09)	(0.07)
Net asset value, end of year	$27.55	$25.03	$19.85	$15.96	$16.46
Total investment return[2]	10.61%	27.05%	24.99%	(2.47)%	29.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.56%	1.29%	1.28%	1.24%	1.19%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%	1.20%	1.20%	1.20%	1.20%[3]
Net investment income (loss)	0.53%	0.47%	0.63%	0.64%	0.57%
Supplemental data:
Net assets, end of year (000's)	$9,784	$9,478	$8,534	$14,113	$19,832
Portfolio turnover rate	59%	55%	58%	65%	60%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.14	$19.94	$16.07	$16.60	$12.91
Income (loss) from investment operations:
Net investment income[1]	0.20	0.16	0.15	0.14	0.13
Net realized and unrealized gain (loss)	2.52	5.27	3.88	(0.52)	3.68
Total income (loss) from investment operations	2.72	5.43	4.03	(0.38)	3.81
Less dividends/distributions:
From net investment income	(0.19)	(0.23)	(0.16)	(0.15)	(0.12)
Net asset value, end of year	$27.67	$25.14	$19.94	$16.07	$16.60
Total investment return[2]	10.90%	27.38%	25.28%	(2.23)%	29.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.07%	0.99%	0.98%	0.97%	0.94%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%	0.95%	0.95%	0.95%	0.95%[3]
Net investment income	0.77%	0.71%	0.87%	0.90%	0.82%
Supplemental data:
Net assets, end of year (000's)	$28,345	$126,735	$146,145	$185,910	$206,555
Portfolio turnover rate	59%	55%	58%	65%	60%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  The investment advisor recouped expenses previously reimbursed by the investment advisor on behalf of the Fund, not to exceed the expense cap.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$23.99	$19.06	$15.36	$15.88	$12.37
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	2.40	5.03	3.72	(0.50)	3.54
Total income (loss) from investment operations	2.35	4.97	3.70	(0.52)	3.51
Less dividends/distributions:
From net investment income	—	(0.04)	—	—	—
Net asset value, end of year	$26.34	$23.99	$19.06	$15.36	$15.88
Total investment return[2]	9.80%	26.09%	24.09%	(3.28)%	28.38%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.31%	2.08%	2.04%	2.02%	2.00%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.22)%	(0.27)%	(0.11)%	(0.11)%	(0.18)%
Supplemental data:
Net assets, end of year (000's)	$2,643	$3,299	$2,617	$2,873	$3,467
Portfolio turnover rate	59%	55%	58%	65%	60%

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UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.76	$20.10	$16.19	$16.00	$10.60
Income (loss) from investment operations:
Net investment (loss)[1]	(0.16)	(0.21)	(0.11)	(0.14)	(0.13)
Net realized and unrealized gain	3.38	5.40	4.02	0.33	5.53
Total income from investment operations	3.22	5.19	3.91	0.19	5.40
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—
Net asset value, end of year	$23.60	$24.76	$20.10	$16.19	$16.00
Total investment return[2]	15.61%	26.42%	23.78%	1.19%	50.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.51%	1.45%	1.55%	1.57%	1.54%
Expenses after fee waivers and/or expense reimbursement	1.35%	1.40%	1.40%	1.40%	1.40%
Net investment loss	(0.69)%	(0.92)%	(0.64)%	(0.93)%	(0.95)%
Supplemental data:
Net assets, end of year (000's)	$46,813	$42,552	$32,848	$31,015	$38,319
Portfolio turnover rate	64%	57%	42%	48%	55%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$26.00	$21.01	$16.88	$16.64	$11.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.11)	(0.15)	(0.08)	(0.11)	(0.10)
Net realized and unrealized gain	3.60	5.67	4.21	0.35	5.74
Total income from investment operations	3.49	5.52	4.13	0.24	5.64
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—
Net asset value, end of year	$25.11	$26.00	$21.01	$16.88	$16.64
Total investment return[2]	15.93%	26.79%	24.17%	1.44%	51.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.10%	1.09%	1.13%	1.15%	1.13%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.07%	1.09%	1.15%[3]	1.15%[3]	1.15%[3]
Net investment loss	(0.43)%	(0.61)%	(0.41)%	(0.68)%	(0.70)%
Supplemental data:
Net assets, end of year (000's)	$178,495	$226,376	$172,436	$107,447	$112,186
Portfolio turnover rate	64%	57%	42%	48%	55%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.32	$18.29	$14.85	$14.78	$9.87
Income (loss) from investment operations:
Net investment (loss)[1]	(0.29)	(0.35)	(0.22)	(0.23)	(0.22)
Net realized and unrealized gain	2.95	4.91	3.66	0.30	5.13
Total income from investment operations	2.66	4.56	3.44	0.07	4.91
Less dividends/distributions:
From net realized gains	(4.38)	(0.53)	—	—	—
Net asset value, end of year	$20.60	$22.32	$18.29	$14.85	$14.78
Total investment return[2]	14.71%	25.51%	22.83%	0.47%	49.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.24%	2.24%	2.32%	2.35%	2.37%
Expenses after fee waivers and/or expense reimbursement	2.10%	2.15%	2.15%	2.15%	2.15%
Net investment loss	(1.44)%	(1.67)%	(1.39)%	(1.68)%	(1.70)%
Supplemental data:
Net assets, end of year (000's)	$5,398	$3,687	$2,937	$2,442	$2,961
Portfolio turnover rate	64%	57%	42%	48%	55%

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semiannual reports and the SAI, and discuss your questions about the Funds, by contacting the Funds directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/individ-
ual_investors/mutual_fund.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

©UBS 2015. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

S1163

UBS Fixed Income Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2015

UBS Core Plus Bond Fund

Class: A: BNBDX, C: BNOCX, P: BPBDX

UBS Fixed Income Opportunities Fund

Class: A: FNOAX, C: FNOCX, P: FNOYX

UBS Municipal Bond Fund

Class: A: UMBAX, C: UMBCX, P: UMBPX

This prospectus offers Class A, Class C and Class P shares in three of the fourteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds").

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") and U.S. Commodity Futures Trading Commission ("CFTC") have not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds
What every investor should know about the funds
Fund summaries
UBS Core Plus Bond Fund	Page 3
UBS Fixed Income Opportunities Fund	Page 8
UBS Municipal Bond Fund	Page 13
More information about the funds
UBS Core Plus Bond Fund—Investment objective, strategies, securities selection and risks	Page 17
UBS Fixed Income Opportunities Fund—Investment objective, strategies, securities selection and risks	Page 22
UBS Municipal Bond Fund—Investment objective, strategies, securities selection and risks	Page 27
Your investment
Information for managing your fund account
Managing your fund account	Page 32
—Flexible pricing	Page 32
—Buying shares	Page 36
—Selling shares	Page 39
—Exchanging shares	Page 39
—Pricing and valuation	Page 41
Additional information
Additional important information about the funds
Management	Page 43
Disclosure of portfolio holdings	Page 46
Dividends and taxes	Page 46
Supplemental investment advisor performance information	Page 50
Financial highlights	Page 55
Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 61 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 62 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS Core Plus Bond Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 32 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	0.75%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses	0.98	1.11	0.93
Acquired fund fees and expenses	0.02	0.02	0.02
Total annual fund operating expenses[2]	1.75	2.38	1.45
Less management fee waiver/expense reimbursements	1.09	1.22	1.04
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	0.66	1.16	0.41

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$514	$875	$1,259	$2,333
Class C (assuming sale of all shares at end of period)	193	626	1,160	2,623
Class C (assuming no sale of shares)	118	626	1,160	2,623
Class P	42	356	693	1,646

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 744% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds, which are defined as fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of greater than one year.

The Fund's investments in fixed income securities may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed and asset-backed securities.

The Fund may invest up 35% of its net assets in foreign fixed income securities, with up to 30% of its net assets in fixed income securities denominated in foreign currencies. Under normal conditions, the Fund expects to limit foreign currency exposure to 20% of the Fund's net assets.

The Fund generally invests in investment grade securities. However, the Fund may invest up to 30% of its net assets in any combination of high yield (lower-rated or "junk bonds") securities, emerging market fixed income securities or other non-investment grade securities, provided that no more than 15% of its net assets may be invested in developed market high yield securities and no more than 15% of its net assets may be invested in emerging market securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (specifically, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; to establish net short positions for individual sectors, markets, currencies or securities; or to adjust the Fund's portfolio duration.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Management process

The Advisor uses an investment style focused on investment fundamentals. The Advisor believes that investment fundamentals determine and define investment value. The Advisor seeks to identify and exploit periodic differences between market prices and fundamental value. In analyzing price/value differences, the Advisor

UBS Asset Management
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also takes into account cyclical market drivers that may influence near term dynamics of market prices.

The Advisor considers various factors and incorporates numerous tools to construct and manage investment portfolios. Through a combination of top-down macroeconomic analysis and forecasting and intensive bottom-up issuer-specific research, the Advisor makes active decisions related to duration, yield curve positioning, relative sector, issuer, and quality exposures. Both quantitative and qualitative analysis is employed to all facets of portfolio construction and management with a comprehensive focus on risk management in both absolute and benchmark-relative terms.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instru-

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5

ments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: 0.26%
Best quarter during calendar years shown—3Q 2009: 5.28%
Worst quarter during calendar years shown—1Q 2008: (6.16)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	10 years
Class A (6/30/97)
Return before taxes	1.80%	4.18%	2.28%
Class C (11/8/01)
Return before taxes	5.37	4.62	2.23
Class P (8/31/95)
Return before taxes	6.90	5.40	3.01
Return after taxes on distributions	5.27	3.99	1.33
Return after taxes on distributions and sale of fund shares	3.89	3.61	1.64
Barclays US Aggregate Index	5.97	4.45	4.71

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio manager

•  Scott E. Dolan, portfolio manager of the Fund since 2012.

•  John Dugenske, portfolio manager of the Fund since 2012.

•  Craig G. Ellinger, portfolio manager of the Fund since 2012.

•  Brian Fehrenbach, portfolio manager of the Fund since 2012.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may

UBS Asset Management
6

purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Fixed Income Opportunities Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 32 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	0.75%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses	0.94	1.02	0.99
Acquired fund fees and expenses	0.06	0.06	0.06
Total annual fund operating expenses[2]	1.90	2.48	1.70
Less management fee waiver/expense reimbursements	0.89	0.97	0.94
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	1.01	1.51	0.76

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$548	$938	$1,351	$2,503
Class C (assuming sale of all shares at end of period)	229	680	1,233	2,743
Class C (assuming no sale of shares)	154	680	1,233	2,743
Class P	78	444	835	1,930

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal strategies
Principal investments

The Fund seeks to achieve its investment objective by investing its assets across a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Fund may invest in fixed income securities of US and non-US issuers located in developed and emerging market countries.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities. Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, in-

flation-linked securities, equipment trusts and other securitized or collateralized debt securities. The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration. The Fund may invest in fixed income securities of any credit quality, including non-investment grade securities (often referred to as high yield securities or "junk bonds").

The Fund expects to use exchange-traded and/or over-the-counter ("OTC") derivative instruments extensively in employing its long/short, globally-oriented fixed income and currency strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include, but are not limited to, options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities, caps, floors, collars, structured notes and other derivative instruments. The Fund may invest in derivatives to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund's portfolio duration.

In addition, the Fund may establish short positions in fixed income securities through the use of any of the derivative instruments listed above to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +5 years and -5 years depending on the level and expected future direction of interest rates. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer dura-

UBS Asset Management
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tion means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%.

Management process

In employing its investment strategies for the Fund, the Advisor attempts to generate total returns by managing the risks and market exposures of the Fund's portfolio. The Fund utilizes a long/short, global fixed income and currency strategy that emphasizes relative value investing. The Fund pursues a diversified investment strategy and the Advisor has substantial latitude to invest across broad fixed income and currency markets. At times, the unconstrained investment approach may lead the Advisor to have sizable allocations to particular markets, sectors and industries.

The Advisor implements the long/short strategy across multiple dimensions to gain specific exposure to investments that it believes offer an attractive risk-reward opportunity. Typically, the Advisor seeks to exploit opportunities, both long and short, where the market valuation of a particular security differs from the Advisor's valuation for the same security.

The Advisor actively manages the Fund's currency exposure and attempts to generate total returns and manage risk by identifying relative valuation discrepancies among global currencies as well as implementing hedging strategies to limit unwanted currency risks. These decisions are integrated within the macroeconomic framework analysis of global market and economic conditions.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund which exceeds the rate of return on 3 Month LIBOR (a short-term interest rate that banks charge one another and that is generally representative of short-term interest rates) by 3% for Class A shares, 2.5% for Class C shares, and 3.25% for Class P shares, each net of fund ordinary operating expenses over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund is not a money market, stable net asset value, cash alternative, or a traditional long only fixed income fund. The Fund seeks to maximize total return, consisting of capital appreciation and current income by in-

vesting in global fixed income and currency markets. At times, the Fund may have exposures to higher risk strategies within the fixed income and currency markets, and it may take both long and short positions utilizing various instruments including the extensive use of derivatives. Furthermore, given the Fund's less constrained investment approach, it may maintain overall net short positions in any particular market. While the Advisor will seek to manage the Fund's volatility and overall risk exposure in a prudent manner, it is quite possible that the Fund may exhibit negative returns in any particular month, quarter or a year.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds

UBS Asset Management
10

involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instru-

ments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Investing in other funds risk: The Fund's investment performance is affected by the investment performance of the underlying funds in which the Fund may invest. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement ac-

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counts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (2.42)%
Best quarter during calendar years shown—1Q 2012: 3.55%
Worst quarter during calendar years shown—4Q 2014: (3.21)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	Life of class
Class A (11/29/10)
Return before taxes	(7.86)%	(0.11)%
Class C (11/29/10)
Return before taxes	(4.76)	0.49
Class P (11/29/10)
Return before taxes	(3.36)	1.28
Return after taxes on distributions	(4.18)	0.29
Return after taxes on distributions and sale of fund shares	(1.90)	0.68
BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	0.23	0.32

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Brian Fehrenbach, portfolio manager of the Fund since inception.

•  Scott E. Dolan, portfolio manager of the Fund since inception.

•  Hongbing Hsu, portfolio manager of the Fund since inception.

•  Branimir Petranovic, portfolio manager of the Fund since inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS Municipal Bond Fund
Fund summary

Investment objective

The Fund seeks to provide total return consisting of capital appreciation and current income exempt from federal income tax.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 32 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 109 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	0.75%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25	0.75	None
Other expenses[2]	0.81	0.83	0.83
Total annual fund operating expenses	1.46	1.98	1.23
Less management fee waiver/expense reimbursements	0.81	0.83[3]	0.83
Total annual fund operating expenses after management fee waiver/expense reimbursements[4]	0.65	1.15[3]	0.40

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" are based on annualized amounts for the Fund's fiscal year ended June 30, 2015, and include "Acquired fund fees and expenses," which were less than 0.01% of the average net assets of the Fund.

3  The actual "Less management fee waiver/expense reimbursements" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" for Class C shares for the fiscal year ended June 30, 2015 were 0.84% and 1.14%, respectively, due to the Fund's recent commencement of operations on November 10, 2014.

4  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

UBS Asset Management
13

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$290	$598	$929	$1,864
Class C (assuming sale of all shares at end of period)	192	541	991	2,239
Class C (assuming no sale of shares)	117	541	991	2,239
Class P	402	660	938	1,729

Portfolio turnover

The Fund pays transaction costs, such as mark-ups, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period November 10, 2014 through June 30, 2015, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax. The Fund primarily invests in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the Advisor), but may invest up to 10% in securities rated below investment grade (also known as "junk bonds"). The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund.

The Fund's weighted average portfolio duration will normally range between 3 and 10 years, but the Fund generally targets a duration of between 4.5 and 7 years. The Fund may invest in bonds of any maturity or duration.

The Fund may invest in insured and uninsured municipal securities. The Fund's investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate obligations, and other municipal securities that pay income exempt from federal income tax. The Fund does not intend to invest substantially in securities whose interest is subject to the federal alternative minimum tax.

The Fund may, but is not required to, use exchange traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include interest rate and credit instruments such as options, futures, swap agreements (specifically, interest rate, total return, and credit default swaps), credit-linked securities and structured investments. All of these derivatives may be used for risk management purposes, such as hedging or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to adjust the Fund's portfolio duration.

Management process

The Advisor adheres to a disciplined top-down and bottom-up investment process that seeks to leverage information advantage by using a proprietary credit research framework while focusing on three key decisions: duration, sector allocation and security selection. The investment process begins with an in-depth analysis of top-down inputs to determine the correct duration positioning of the portfolio. These inputs originate from the Advisor's proprietary research on the structure of the yield curve and its relationship to the US Treasury market. The Advisor's sector allocation analysis determines the attractiveness of various segments of the municipal market with a focus on two main themes—bond security (e.g., state vs. local general obligation bonds) and essential services (e.g., water and sewer systems or electric utilities). Security selection represents the final level of decision-making in the Advisor's investment process. The Advisor uses rigorous credit/structure analysis and relative pricing to select securities that the Advisor believes demonstrate superior risk/return characteristics. The Advisor then seeks to select individual

UBS Asset Management
14

securities that will provide the portfolio the desired sector and duration exposures at the lowest cost.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

Prepayment or call risk: The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

Political risk: The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

Focus risk: Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

Tax liability risk: Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

High yield bond risk: The risk that the issuer of municipal bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P") or Fitch Ratings, Inc. ("Fitch")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) municipal bonds.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for

UBS Asset Management
15

the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Performance

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of operations as of the date of this prospectus.

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio manager

•  Elbridge Gerry, portfolio manager of the Fund since its inception.

•  Kevin McIntyre, portfolio manager of the Fund since October 2015.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The distributions you receive from the Fund primarily will be exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Asset Management
16

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds, which are defined as fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of greater than one year. Investments in fixed income securities may include, but are not limited to, securities of the US government, its agencies and government-sponsored enterprises, securities guaranteed by the US government, corporate debt securities of US and non-US issuers, including convertible securities, obligations of non-US governments or their subdivisions, agencies and government-sponsored enterprises, obligations of international agencies or supranational entities, mortgage-backed and asset-backed securities.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may invest up 35% of its net assets in foreign fixed income securities, with up to 30% of its net assets in fixed income securities denominated in foreign currencies. Under normal conditions, the Fund expects to limit foreign currency exposure to 20% of the Fund's net assets.

The Fund generally invests in investment grade fixed income securities. Investment grade fixed income securities possess a minimum rating of BBB- by Standard & Poor's Financial Services LLC ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined to be of comparable quality by the Advisor.

However, the Fund may invest up to 30% of its net assets in any combination of high yield (lower-rated or "junk bonds") securities, emerging market fixed income securities or other non-investment grade securities, provided that no more than 15% of its net assets may be invested in developed market high yield securities and no more than 15% of its net assets may be invested in emerging market securities. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

In addition, pursuant to a fundamental investment policy, the Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities with an initial maturity of more than one year. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences, the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

UBS Asset Management
17

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across US fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of US markets.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transactions and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to certain markets. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including

UBS Asset Management
18

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other

UBS Asset Management
19

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering

UBS Asset Management
20

The UBS Funds

More information about the funds—UBS Core Plus Bond Fund

the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's

Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's statement of additional information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

UBS Asset Management
21

The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund seeks to achieve its investment objective by investing its assets across a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Fund may invest in fixed income securities of US and non-US issuers located in developed and emerging market countries. The Fund may obtain exposure to global fixed income and currency markets directly or through extensive use of derivatives. To gain exposure to certain bond and currency markets the Fund may invest in securities issued by other affiliated and unaffiliated registered investment companies.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities. Investments in fixed income securities may include, but are not limited to, securities of governments throughout the world (including the United States), their agencies and instrumentalities, cash equivalents, debt securities of supranationals and corporations including trust-preferred securities, convertible securities, mortgage-backed securities, asset-backed securities, inflation-linked securities, equipment trusts and other securitized or collateralized debt securities. The Fund's investments in fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. In addition, the fixed income securities purchased by the Fund may be denominated in any currency, have coupons payable in any currency and may be of any maturity or duration. The Fund may invest in fixed income securities of any credit quality, including high yield (lower-rated or "junk bonds") securities. High yield securities are fixed income securities rated below BBB- by S&P or Baa3 by Moody's.

The Advisor actively manages portfolio duration and may use derivatives to adjust the Fund's overall duration exposure within a range of -5 to +5 years. "Duration" is a measure of price sensitivity of a fixed income invest-

ment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. Price is a meaningful component of total return, but not the only component. Coupon or income is the other component, which is not materially impacted by changes in interest rate.

The Fund intends to use exchange-traded and/or over-the-counter ("OTC") derivative instruments extensively for risk management purposes and as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include, but are not limited to, options (including, but not limited to, options on futures, forwards and swap agreements), futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return, currency, credit default and inflation swaps), credit-linked securities, caps, floors, collars, and structured notes and other derivative instruments. The Fund may invest in derivatives to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund's portfolio duration.

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The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund

In addition, the Fund may establish short positions in fixed income securities through the use of any of the derivative instruments listed above to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +5 years and -5 years depending on the level and expected future direction of interest rates.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund which exceeds the rate of return on 3 Month LIBOR (a short-term interest rate that banks charge one another and that is generally representative of short-term interest rates) by 3% for Class A shares, 2.5% for Class C shares, and 3.25% for Class P shares, each net of fund ordinary operating expenses over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund is not a money market, stable net asset value, cash alternative, or a traditional long only fixed income fund. The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing in global fixed income and currency markets. At times, the Fund may have exposures to higher risk strategies within the fixed income and currency markets, and it may take both long and short positions utilizing various instruments including the extensive use of derivatives. Furthermore, given the Fund's less constrained investment approach, it may maintain overall net short positions in any particular market. While the Advisor will seek to manage the Fund's volatility and overall risk exposure in a prudent manner, it is quite possible that the Fund may exhibit negative returns in any particular month, quarter or a year. Although it cannot be guaranteed by the Fund, the Fund does not expect to make distributions that will be treated as a return of capital. It is important to note that, while not intended, return of capital distributions can occur for a number of reasons.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities and/or investments that provide exposure to fixed income securities.

Securities selection

The Advisor selects securities using both quantitative and fundamental analysis to identify securities that it believes are mispriced relative to their fundamental value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence the near term dynamics of market prices. The investment process relies upon rigorous top-down and bottom-up research, including research related to global macroeconomic conditions, individual countries, individual fixed income market sectors, and individual issuers across the rates, credit sectors, and currency markets.

The Fund utilizes a long/short, global fixed income and currency strategy that emphasizes relative value investing. The Fund pursues a diversified investment strategy and the Advisor has substantial latitude to invest across broad fixed income and currency markets. At times, the unconstrained investment approach may lead the Advisor to have sizable allocations to particular markets, sectors and industries.

The Advisor implements the long/short strategy across multiple dimensions to gain specific exposure to investments that it believes offer an attractive risk-reward opportunity. Typically, the Advisor seeks to exploit opportunities, both long and short, where the market valuation of a particular security differs from the Advisor's valuation for the same security.

The Advisor actively manages the Fund's currency exposure and attempts to generate total returns and manage risk by identifying relative valuation discrepancies among global currencies as well as implementing hedging strategies to limit unwanted currency risks. These decisions are integrated within the macroeconomic framework analysis of global market and economic conditions.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

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The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default (also known as lower-rated or "junk bonds").

These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will de-

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24

The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund crease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

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The UBS Funds

More information about the funds—UBS Fixed Income Opportunities Fund

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Investing in other funds risk—The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

Other information

Regulation under the Commodity Exchange Act—The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Fund as a result of the Advisor's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting requirements applicable to the Advisor as the Fund's CPO, the Advisor's compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Advisor's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses. The Advisor is also registered as a CTA but, with respect to the Fund, relies on an exemption from CTA regulation available for a CTA that also serves as the Fund's CPO. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this prospectus.

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The UBS Funds

More information about the funds—UBS Municipal Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide total return consisting of capital appreciation and current income exempt from federal income tax.

Principal investment strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax. The Fund primarily invests in securities that, at the time of purchase, are rated investment grade by an independent rating agency (or if unrated are deemed to be of comparable quality by the Advisor), but may invest up to 10% in securities rated below investment grade (also known as "junk bonds"). The Fund may also, to a lesser extent, invest in US Treasury securities and other securities of the US government, its agencies and government-sponsored enterprises. The Fund is a non-diversified fund.

The Fund's weighted average portfolio duration will normally range between 3 and 10 years, but the Fund generally targets a duration of between 4.5 and 7 years. The Fund may invest in bonds of any maturity or duration. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%.

The Fund may invest in insured and uninsured municipal securities. The Fund's investments may include, but are not limited to, general obligation and revenue bonds, tax-exempt commercial paper, short-term municipal notes, tender option bonds (including inverse floaters), floating and variable rate obligations, and other municipal securities that pay income exempt from federal income tax. The Fund does not intend to invest substantially in securities whose interest is subject to the federal alternative minimum tax.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include interest rate and credit instruments such as options, futures, swap agreements (specifically, interest rate, total return, and credit default swaps), credit-linked securities and structured investments. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, to adjust the Fund's portfolio duration, or to obtain exposure to certain markets.

The Fund has adopted a fundamental investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in municipal bonds and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax.

Securities selection

The Advisor adheres to a disciplined top-down and bottom-up investment process that seeks to leverage information advantage by using a proprietary credit research framework while focusing on three key decisions: duration, sector allocation and security selection. The investment process begins with an in-depth analysis of top-down inputs to determine the correct duration positioning of the portfolio. These inputs originate from the Advisor's proprietary research on the structure of the yield curve and its relationship to the US Treasury

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The UBS Funds

More information about the funds—UBS Municipal Bond Fund

market. The Advisor's sector allocation analysis determines the attractiveness of various segments of the municipal market with a focus on two main themes—bond security (e.g., state vs. local general obligation bonds) and essential services (e.g., water and sewer systems or electric utilities). Security selection represents the final level of decision-making in the Advisor's investment process. The Advisor uses rigorous credit/structure analysis and relative pricing to select securities that the Advisor believes demonstrate superior risk/return characteristics. The Advisor then seeks to select individual securities that will provide the portfolio the desired sector and duration exposures at the lowest cost. The Advisor analyzes securities based on three factors:

•  The credit view (management, event risks, etc.)

•  Technicals (liquidity, supply, etc.)

•  Valuation (absolute and relative yield spreads)

The key to the Advisor's investment process is its judgments about the relative valuation of bond subsets that share similar characteristics such as liquidity, coupon, call provisions, indenture, credit risk and quality.

The Advisor uses rigorous credit/structure analysis and relative pricing to select securities it believes demonstrate superior risk/return characteristics.

To protect itself from adverse market conditions, the Fund may take a temporary defensive position that is different from its normal investment strategy. This means that the Fund may temporarily invest a higher proportion, or even all, of its assets in cash or money market instruments that pay taxable interest. Since these investments provide relatively low income that is taxable, a defensive position may not be consistent with achieving the Fund's investment objective. However, the Fund also may invest in money market instruments that pay tax-exempt interest as part of its ordinary investment strategy.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher-quality securities more than lower-quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•  Credit and high yield bond risk—The risk that a municipal bond issuer may default or otherwise be unable to honor a financial obligation, or may become less willing or less able to do so. Municipal bonds with ratings of BB (S&P or Fitch) or Ba (Moody's) or below may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated municipal bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) municipal bonds.

  Some municipal bonds are "insured bonds," which means that a private insurer guarantees payment

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The UBS Funds

More information about the funds—UBS Municipal Bond Fund

even if the issuer of the bond defaults. Insured bonds are subject to credit risks relating to both the issuer and the insurer, because if the market believes that either of them has become less able to make payments, the value of the municipal bond may decline. Market conditions affecting the ratings of municipal bond insurance companies have deteriorated recently, and may further deteriorate. A downgrade of municipal bond insurers rated above A would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities available for investment by the Fund. Bond insurance does not protect against interest rate or other non-credit risks.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Political risk—The Fund's investments may be significantly affected by political changes, including legislative proposals that may make municipal bonds less attractive in comparison to taxable bonds or other types of investments.

•  Focus risk—Because the Fund may invest more than 25% of its net assets in municipal bonds that are issued to finance similar projects, economic, business, or political developments or changes that affect one municipal bond also may affect other municipal bonds in the same sector.

•  Tax liability risk—Tax liability risk is the risk of noncompliant conduct by a municipal bond issuer, resulting in distributions by the Fund being taxable to shareholders as ordinary income.

•  Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the abil-

ity of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value. In addition, a fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.

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The UBS Funds

More information about the funds—UBS Municipal Bond Fund

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may

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The UBS Funds

More information about the funds—UBS Municipal Bond Fund

lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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Managing your fund account

Flexible pricing

Each Fund offers three classes of shares—Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class P shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A and Class C shares of the Funds under Rule 12b-1 that allow the Funds to pay service and (for Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for each Fund are described in the following tables:

Class A sales charges. UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

Class A sales charges. UBS Municipal Bond Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 to $999,999	1.00	1.01	0.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower on-going expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 0.75%, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

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Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans;

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include pur-

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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chases of Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the Funds, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

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•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased

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shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.075% of the value of shares of a Fund's portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A and Class C shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P shares:

To open an account	$5,000,000
To add to an account	$0

The Funds may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction

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costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is iden-

tified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compli-

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ance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class P.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Exchanging shares

You may exchange Class A or Class C shares of a Fund for shares of the same class of most other Family Funds.

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You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Serving (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Funds; use electronic funds transfer or wire to buy or sell shares of the Funds; change your address; and add or change account services by calling 1-800-647 1568.

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As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Funds may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Serving (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Serving (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. If a market value is not readily available from an independent pricing source for a particular investments, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective

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The UBS Funds

investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously.

Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair

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The UBS Funds

value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Additional information about the Funds' current net asset value per share is available to investors on the Fund's Web Site at http://www.ubs.com/us/en/asset_
management/individual_investors/mutual_fund.html.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2015, the Advisor had approximately $150 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division (formerly, UBS Global Asset Management Division), which had approximately $695 billion in assets under management as of June 30, 2015. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS Core Plus Bond Fund

Scott E. Dolan, John Dugenske, Craig G. Ellinger and Brian Fehrenbach are the members of the investment management team and are jointly and primarily responsible for the day-to-day management of the UBS Core Plus Bond Fund's portfolio. Messrs. Dolan, Dugenske, Ellinger and Fehrenbach have access to a globally integrated team of credit analysts and other members of the Fixed Income investment management team who may contribute to research, security selection and portfolio construction. Messrs. Dolan, Dugenske, Ellinger and Fehrenbach are responsible for the overall portfolio and for reviewing the overall composition of the portfolio to ensure its compliance with the UBS Core Plus Bond Fund's stated investment objectives and strategies. Information about Messrs. Dolan, Dugenske, Ellinger and Fehrenbach is provided below.

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The UBS Funds

Scott E. Dolan is Co-Head of US Multi-Sector Fixed Income Multi-Sector Strategies and a Managing Director at UBS AM (Americas). Prior to joining UBS Asset Management in 2008, Mr. Dolan was a managing director and head of securitized assets for Citigroup Alternative Investments. Prior to joining Citigroup, Mr. Dolan was a managing director and head of mortgages and structured assets for Bear Stearns Asset Management and a senior mortgage trader at the Clinton Group. Mr. Dolan also worked at Deutsche Asset Management as a managing director and co-head of the Rates Group responsible for strategy, security selection and trading for MBS, ABS, agencies and treasuries. Mr. Dolan started his career at Scudder, Stevens and Clark, where he managed total return fixed income mutual funds and institutional portfolios. Mr. Dolan has been a portfolio manager of the UBS Core Plus Bond Fund since 2012.

John Dugenske is Global Head of Fixed Income and a Group Managing Director at UBS AM (Americas). Prior to joining UBS Asset Management in 2009, Mr. Dugenske spent over four years at the former asset management business of Lehman Brothers, which encompassed Lehman Brothers Asset Management and Neuberger Berman, where he most recently held the position of Head of European and Middle East Fixed Income, based in London. Mr. Dugenske has been a portfolio manager of the UBS Core Plus Bond Fund since 2012.

Craig G. Ellinger is Head of US Investment Grade and Global High Yield Fixed Income and a Managing Director at UBS Asset Management. Mr. Ellinger has been an investment professional with UBS Asset Management since 2000 and a portfolio manager of the UBS Core Plus Bond Fund since 2012.

Brian Fehrenbach is the Co-Head of US Multi-Sector Fixed Income and a Managing Director at UBS AM (Americas). Prior to joining UBS Asset Management in 2006, Mr. Fehrenbach was a managing director in a global strategic trading unit at Bank of America in Chicago, where he primarily managed a US rate derivatives portfolio. Additionally, Mr. Fehrenbach was the global head of rate derivative and currency trading at Fleet Boston prior to the merger with Bank of America in 2004. Mr. Fehrenbach has been a portfolio manager of the UBS Core Plus Bond Fund since 2012.

UBS Fixed Income Opportunities Fund

Brian Fehrenbach, Scott E. Dolan, Hongbing (Bing) Hsu and Branimir Petranovic are the members of the investment management team primarily responsible for the day-to-day management of the Fund. Mr. Fehrenbach as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Messrs. Hsu, Petranovic and Dolan work closely with Mr. Fehrenbach on portfolio construction and ensuring that Fund investment objectives are met. Information about Messrs. Fehrenbach and Dolan is provided above. Information about Messrs. Hsu and Petranovic is provided below.

Mr. Fehrenbach has been a portfolio manager of the Fund since its inception.

Mr. Dolan has been a portfolio manager of the Fund since its inception.

Hongbing (Bing) Hsu is a portfolio manager on the Fixed Income Derivative Strategy team and an Executive Director at UBS Asset Management. As a member of the Derivative Strategy team, Mr. Hsu is responsible for developing and implementing fixed income derivative strategies on a global basis. Mr. Hsu is also a member of the management team for total return investment strategies for global bond portfolios. Prior to joining UBS Asset Management in 2008, Mr. Hsu was a director in the credit derivative trading group at Merrill Lynch, where he primarily managed a structured credit product portfolio and market making in LCDX tranches. Prior to joining Merrill Lynch in 2006, Mr. Hsu worked at Bank of America in structured credit trading and Fleet Boston in interest rate option trading. Mr. Hsu has been a portfolio manager of the Fund since its inception.

Branimir Petranovic is a portfolio manager on the Fixed Income Derivative Strategy team and a Director at UBS Asset Management. As a member of the Derivative Strategy team, Mr. Petranovic is responsible for developing and implementing fixed income derivative strategies on a global basis. Mr. Petranovic is also a member of the management team for unconstrained investment strategies. Prior to joining UBS Asset Management in 2007, Mr. Petranovic was responsible for managing fund of

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The UBS Funds

hedge fund portfolios at HFR Asset Management. Mr. Petranovic also worked in the fixed income division at Goldman, Sachs and Co. and in the interest rate derivatives area at Scotia Capital. Mr. Petranovic has been a portfolio manager of the Fund since its inception.

UBS Municipal Bond Fund

Elbridge Gerry and Kevin McIntyre are the members of the investment management team primarily responsible for the day-to-day management of the Fund. The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Messrs. Gerry and McIntyre have access to certain members of the Municipal Bond Fixed-Income investment management team, each of whom is allocated a specified strategy issue within the portfolio over which he or she has independent responsibility for research. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Messrs. Gerry and McIntyre have responsibility for research, implementing strategies and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Messrs. Gerry and McIntyre is provided below.

Elbridge Gerry is a Managing Director and a Senior Portfolio Manager/Head of Municipal Investments of UBS Asset Management. Mr. Gerry has been a portfolio manager at the firm since 1996. Mr. Gerry has been the portfolio manager of the Fund since its inception.

Kevin McIntyre is an Executive Director and Senior Portfolio Manager at UBS Asset Management. Mr. McIntyre was previously Head of the Municipal Trading team and assisted in the management of municipal money market portfolios. Prior to joining UBS Asset Management, Mr. McIntyre was director of trading operations at Prime Capital Services where he oversaw equity and fixed income trading. Mr. McIntyre has been a portfolio manager of the Fund since October 2015.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of the one month ended June 30, 2015. During the fiscal year ended June 30, 2015 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses with respect to all of the Funds and excluding dividend expense and security loan fees for securities sold short with respect to the UBS Fixed Income Opportunities Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund is available in the Funds' most-recent annual report to shareholders for the period ended June 30.

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The UBS Funds

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS Core Plus Bond Fund	0.50%	$0 – $500 million On the next $500 million – 1 billion On the next $1 billion – $1.5 billion On the next $1.5 billion – $2 billion Above $2 billion	0.500 0.475 0.450 0.425 0.400%
UBS Fixed Income Opportunities Fund	0.65%	N/A	0.650%
UBS Municipal Bond Fund	0.40%	N/A	0.400%

Administrator

UBS AM (Americas) is also the administrator of the Funds. Each Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except UBS Fixed Income Opportunities Fund) expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The UBS Fixed Income Opportunities Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the

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The UBS Funds

reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met. Because the income of each Fund primarily is derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by a Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Funds are required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Funds' default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This

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The UBS Funds

Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return. Net investment income does not include exempt-interest dividends.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from US withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from US withholding for interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends have expired for taxable years of the Fund that began on or after January 1, 2015. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund: (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions or non-financial foreign en-

tities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Additional Information for the UBS Municipal Bond Fund

Exempt-Interest Dividends. Dividends from the Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a tax preference item when determining your federal alternative minimum tax, unless such bonds were issued in 2009 or 2010.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the Internal Revenue Service or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to

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The UBS Funds

become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Taxable Income Dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. The Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. If you are a taxable investor, Fund distributions from this income are taxable to you as ordinary income, and generally will not be treated as qualified dividend income subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Capital Gain Distributions. The Fund also may realize net long-term capital gains from the sale of its portfolio securities. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts (including registered investment companies) for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 4.50% for the UBS Core Plus Bond Fund and 2.25% for the UBS Municipal Bond Fund. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance (with the exception of the registered investment companies) were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses are included. Interest income from fixed income securities is accrued. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS Core Plus Bond Fund*

Composite performance: U.S. Core Plus Composite ("CPC")
July 1, 1995 through December 31, 2014

Composite performance: CPC
For periods ended December 31, 2014

Year	CPC: net return after expenses and sales charge (%)[1]	CPC: net return after expenses (%)[2]	CPC: gross return before expenses and sales charge (%)	Barclays US Aggregate Index (%)[3]
1 year	1.77%	6.56%	7.24%	5.97%
5 years	4.13	5.09	5.76	4.45
10 years	2.64	3.11	3.87	4.71
Since inception	4.62	4.87	5.69	5.78

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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The UBS Funds

Supplemental performance information for the advisor of UBS Core Plus Bond Fund*

Composite performance: CPC
July 1, 1995 through December 31, 2014

Year	CPC: net return after expenses and sales charge (%)[1]	CPC: net return after expenses (%)[2]	CPC: gross return before expenses and sales charge (%)	Barclays US Aggregate Index (%)[3]
1995[4]	1.73%	6.52%	6.97%	6.31%
1996	0.19	4.92	5.80	3.63
1997	4.39	9.32	10.24	9.65
1998	2.49	7.31	8.22	8.67
1999	(3.63)	0.92	1.77	(0.83)
2000	5.27	10.22	11.15	11.62
2001	2.84	7.69	8.60	8.44
2002	4.14	9.04	9.96	10.25
2003	(0.23)	4.46	5.35	4.10
2004	(0.73)	3.95	4.83	4.34
2005	(2.83)	1.74	2.60	2.43
2006	(0.29)	4.40	5.29	4.33
2007	(3.82)	0.71	1.56	6.97
2008	(14.15)	(10.10)	(9.33)	5.24
2009	5.27	10.24	11.05	5.93
2010	2.91	7.77	8.46	6.54
2011	2.61	7.45	8.13	7.84
2012	0.67	5.42	6.10	4.21
2013	(5.90)	(1.47)	(0.83)	(2.02)
2014	1.77	6.56	7.24	5.97

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  Performance is presented for July 1, 1995 through December 31, 1995.

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The UBS Funds

Supplemental performance information for the advisor of UBS Municipal Bond Fund*

Composite performance: US Muni Retail Composite ("MRC")
November 1, 2003 through December 31, 2014

Composite performance: MRC
For periods ended December 31, 2014

Year	MRC: net return after expenses and sales charge (%)[1]	MRC: net return after expenses (%)[2]	MRC: gross return before expenses and sales charge (%)	Barclays Municipal Bond Index (%)[3]	Barclays Municipal Managed Money Intermediate (1-17) Index (%)[4]
1 year	4.26%	6.66%	7.35%	9.05%	6.83%
5 years	3.92	4.40	5.07	5.16	4.51
10 years	3.59	3.83	4.50	4.74	4.57
Since inception	3.64	3.86	4.53	4.82	4.58

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4   The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

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The UBS Funds

Supplemental performance information for the advisor of UBS Municipal Bond Fund*

Composite performance: MRC
November 1, 2003 through December 31, 2014

Year	MRC: net return after expenses and sales charge (%)[1]	MRC: net return after expenses (%)[2]	MRC: gross return before expenses and sales charge (%)	Barclays Municipal Bond Index (%)[3]	Barclays Municipal Managed Money Intermediate (1-17) Index (%)[4]
2003[5]	(0.99)%	1.29%	1.40%	1.88%	1.78%
2004	1.15	3.48	4.15	4.48	3.61
2005	0.36	2.67	3.34	3.51	2.18
2006	2.43	4.79	5.47	4.84	4.31
2007	0.80	3.12	3.79	3.36	4.51
2008	(6.28)	(4.12)	(3.50)	(2.47)	3.33
2009	7.88	10.37	11.08	12.91	8.92
2010	(1.41)	0.86	1.52	2.37	2.71
2011	8.27	10.76	11.48	10.70	10.51
2012	3.47	5.85	6.54	6.78	4.76
2013	(3.91)	(1.70)	(1.06)	(2.55)	(1.85)
2014	4.26	6.66	7.35	9.05	6.83

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge. For periods prior to Class A shares' inception, the earliest expense ratio was used to calculate the net returns.

3  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated long-term tax exempt bond market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5   Performance is presented for November 1, 2003 through December 31, 2003.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2015 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2015 and the Report are incorporated by reference into the SAI.

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UBS Core Plus Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.18	$8.91	$9.13	$8.70	$8.69
Income (loss) from investment operations:
Net investment income[1]	0.15	0.17	0.16	0.20	0.24
Net realized and unrealized gain (loss)	0.01	0.33	(0.15)	0.46	0.18
Total income from investment operations	0.16	0.50	0.01	0.66	0.42
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.29)	(0.23)	(0.23)	(0.23)	(0.41)
Net asset value, end of year	$9.05	$9.18	$8.91	$9.13	$8.70
Total investment return[2]	1.69%	5.68%	0.06%	7.64%	5.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.73%	1.69%	1.58%	1.45%	1.45%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.60%	1.89%	1.77%	2.18%	2.76%
Supplemental data:
Net assets, end of year (000's)	$2,205	$3,226	$6,951	$7,606	$5,996
Portfolio turnover rate	744%	506%	374%	509%	400%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.17	$8.89	$9.11	$8.69	$8.68
Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.19	0.22	0.26
Net realized and unrealized gain (loss)	0.00[3]	0.34	(0.16)	0.45	0.19
Total income from investment operations	0.17	0.53	0.03	0.67	0.45
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.31)	(0.25)	(0.25)	(0.25)	(0.44)
Net asset value, end of year	$9.03	$9.17	$8.89	$9.11	$8.69
Total investment return[2]	1.84%	6.08%	0.31%	7.80%	5.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.43%	1.38%	1.20%	1.12%	1.12%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	1.83%	2.13%	2.04%	2.44%	3.02%
Supplemental data:
Net assets, end of year (000's)	$28,541	$25,431	$26,425	$33,501	$31,047
Portfolio turnover rate	744%	506%	374%	509%	400%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.15	$8.88	$9.10	$8.68	$8.66
Income (loss) from investment operations:
Net investment income[1]	0.10	0.12	0.12	0.15	0.20
Net realized and unrealized gain (loss)	0.01	0.33	(0.16)	0.45	0.19
Total income from investment operations	0.11	0.45	(0.04)	0.60	0.39
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Less dividends/distributions:
From net investment income	(0.24)	(0.18)	(0.18)	(0.18)	(0.37)
Net asset value, end of year	$9.02	$9.15	$8.88	$9.10	$8.68
Total investment return[2]	1.19%	5.30%	(0.55)%	7.01%	4.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.36%	2.28%	2.02%	1.91%	1.92%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.09%	1.38%	1.29%	1.70%	2.27%
Supplemental data:
Net assets, end of year (000's)	$1,268	$1,435	$1,724	$2,187	$2,175
Portfolio turnover rate	744%	506%	374%	509%	400%

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UBS Fixed Income Opportunities Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,				For the period ended
	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.60	$9.78	$9.66	$9.93	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.28	0.27	0.28	0.37	0.21
Net realized and unrealized gain (loss)	(0.37)	(0.39)	0.13	(0.05)	(0.15)
Total income (loss) from investment operations	(0.09)	(0.12)	0.41	0.32	0.06
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.02
Less dividends/distributions:
From net investment income	(0.19)	—	(0.22)	(0.34)	(0.05)
Return of capital	—	(0.06)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.19)	(0.06)	(0.29)	(0.59)	(0.15)
Net asset value, end of period	$9.32	$9.60	$9.78	$9.66	$9.93
Total investment return[2]	(0.91)%	(1.14)%	4.15%	3.33%	0.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.84%	1.43%	1.42%	1.42%	1.39%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%[5]
Net investment income	2.91%	2.75%	2.84%	3.80%	3.53%[5]
Supplemental data:
Net assets, end of period (000's)	$5,756	$40,366	$47,140	$37,935	$67,314
Portfolio turnover rate	19%	38%	60%	63%	48%

	Class P
	Year ended June 30,				For the period ended
	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.61	$9.79	$9.67	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.30	0.29	0.30	0.40	0.23
Net realized and unrealized gain (loss)	(0.37)	(0.39)	0.13	(0.05)	(0.13)
Total income (loss) from investment operations	(0.07)	(0.10)	0.43	0.35	0.10
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.22)	—	(0.24)	(0.37)	(0.06)
Return of capital	—	(0.08)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.22)	(0.08)	(0.31)	(0.62)	(0.16)
Net asset value, end of period	$9.32	$9.61	$9.79	$9.67	$9.94
Total investment return[2]	(0.68)%	(0.99)%	4.50%	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.64%	1.14%	1.13%	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%[5]
Net investment income	3.18%	2.99%	3.06%	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$24,156	$21,139	$36,112	$26,145	$25,523
Portfolio turnover rate	19%	38%	60%	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,				For the period ended
	2015	2014	2013	2012	June 30, 2011[3]
Net asset value, beginning of period	$9.59	$9.76	$9.65	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.23	0.22	0.23	0.32	0.18
Net realized and unrealized gain (loss)	(0.36)	(0.38)	0.12	(0.05)	(0.14)
Total income (loss) from investment operations	(0.13)	(0.16)	0.35	0.27	0.04
Redemption fees	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	(0.15)	—	(0.17)	(0.29)	(0.02)
Return of capital	—	(0.01)	(0.07)	—	(0.10)
From net realized gains	—	—	—	(0.25)	—
Total dividends/distributions	(0.15)	(0.01)	(0.24)	(0.54)	(0.12)
Net asset value, end of period	$9.31	$9.59	$9.76	$9.65	$9.92
Total investment return[2]	(1.48)%	(1.65)%	3.65%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.42%	1.93%	1.92%	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%[5]
Net investment income	2.42%	2.24%	2.34%	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$3,568	$6,855	$8,808	$6,519	$8,116
Portfolio turnover rate	19%	38%	60%	63%	48%

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

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UBS Municipal Bond Fund—Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C	Class P
	For the period ended June 30, 2015[3]	For the period ended June 30, 2015[3]	For the period ended June 30, 2015[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.09	0.06	0.10
Net realized and unrealized loss	(0.06)	(0.06)	(0.05)
Total income from investment operations	0.03	0.00[4]	0.05
Less dividends/distributions:
From net investment income	(0.09)	(0.06)	(0.11)
Net asset value, end of period	$9.94	$9.94	$9.94
Total investment return[2]	0.30%	0.03%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.46%[5]	1.98%[5]	1.23%[5]
Expenses after fee waivers and/or expense reimbursement	0.65%[5]	1.14%[5]	0.40%[5]
Net investment income	1.43%[5]	0.94%[5]	1.63%[5]
Supplemental data:
Net assets, end of period (000's)	$10,929	$2,948	$46,993
Portfolio turnover rate	72%	72%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares.

3  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

4  Amount represents less than $0.005 per share.

5  Annualized.

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semiannual reports and the SAI, and discuss your questions about the Funds, by contacting the Funds directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.
©UBS 2015. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

S1162

The UBS Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2015

UBS U.S. Equity Opportunity Fund

Class: A: BNVAX, C: BNVCX, P: BUSVX

This prospectus offers Class A, Class C and Class P shares in one of the fourteen series of The UBS Funds (the "Trust") listed above (the "Fund").

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds
What every investor should know about the fund
Fund summary	Page 3
More information about the fund
Investment objective, strategies, securities selection and risks	Page 7
Your investment
Information for managing your fund account
Managing your fund account	Page 10
—Flexible pricing	Page 10
—Buying shares	Page 14
—Selling shares	Page 17
—Exchanging shares	Page 18
—Pricing and valuation	Page 19
Additional information
Additional important information about the fund
Management	Page 21
Disclosure of portfolio holdings	Page 22
Dividends and taxes	Page 23
Financial highlights	Page 27
Where to learn more about the fund	Back cover

Please find the UBS family of funds privacy notice on page 30 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 31 of this prospectus.

The fund is not a complete or balanced investment program.

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UBS U.S. Equity Opportunity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 10 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 61 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses	0.77	0.80	0.82
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual fund operating expenses[2]	1.73	2.51	1.53
Less management fee waiver/expense reimbursements	0.52	0.55	0.57
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3]	1.21	1.96	0.96

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$667	$1,017	$1,391	$2,438
Class C (assuming sale of all shares at end of period)	299	729	1,286	2,805
Class C (assuming no sale of shares)	199	729	1,286	2,805
Class P	98	427	780	1,775

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal strategies

Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. The Fund primarily invests in large capitalization companies, but may invest in companies of any size. The Fund may invest up to 20% of its net assets in securities of foreign companies in both developed and emerging markets. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures on indices or currencies and foward currency agreements, which may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

Management process

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a focused portfolio of stocks with attractive relative price/value characteristics. Although the Fund is a diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund employs a focused investment strategy that may result in the Fund investing in a lesser number of issuers than other equity mutual funds. At times, the investment approach may lead the Advisor to have sizeable allocations to particular markets, sectors and industries.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

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Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Limited number of issuers risk: The Fund may invest in a limited number of issuers compared to other mutual funds and, consequently, may invest a greater portion of its assets in one or more issuers than other mutual funds. The Fund, therefore, may be more sensitive to a single economic, business, political, regulatory or other occurrence, which may result in greater fluctuation in the value of the Fund's shares and to a greater risk of loss.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On December 30, 2011, the Fund's investment strategy, including its 80% policy, changed. The performance information below, prior to that date, is attributable to the Fund's previous investment strategy. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (7.82)%
Best quarter during calendar years shown—2Q 2009: 19.76%
Worst quarter during calendar years shown—4Q 2008: (25.45)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	10 years
Class A (12/7/01)
Return before taxes	7.88%	11.13%	4.90%
Class C (12/12/01)
Return before taxes	12.27	11.52	4.70
Class P (6/29/01)
Return before taxes	14.38	12.68	5.78
Return after taxes on distributions	14.30	12.50	4.90
Return after taxes on distributions and sale of fund shares	8.20	10.16	4.67
Russell 1000 Index	13.24	15.64	7.96

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Thomas Digenan, portfolio manager of the Fund since 2001.

•  Ian McIntosh, portfolio manager of the Fund since 2012.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is

$1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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The UBS Funds

More information about the fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. The Fund primarily invests in large capitalization companies, but may invest in companies of any size. The Fund may invest up to 20% of its net assets in securities of foreign companies in both developed and emerging markets. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies.

Management process

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a focused portfolio of stocks with attractive relative price/value characteristics. Although the Fund is a diversified fund under the Investment Company Act of 1940, as amended, the Fund employs a focused investment strategy that may result in the Fund investing in a lesser number of issuers than other equity mutual funds. At times, the investment approach may lead the Advisor to have sizeable allocations to particular markets, sectors and industries.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

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The UBS Funds

More information about the fund

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Limited number of issuers risk—The Fund may invest in a limited number of issuers compared to other mutual funds and, consequently, may invest a greater portion of its assets in one or more issuers than other mutual funds. The Fund, therefore, may be more sensitive to a single economic, business, political, regulatory or other occurrence, which may result in greater fluctuation in the value of the Fund's shares and to a greater risk of loss.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used

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The UBS Funds

More information about the fund

such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•  Focus risk—To the extent the Fund's investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Fund's shares.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's statement of additional information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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The UBS Funds

Managing your fund account

Flexible pricing

The Fund offers three classes of shares—Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class P shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A and Class C shares of the Fund under Rule 12b-1 that allow the Fund to pay service and (for Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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The UBS Funds

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower ongoing expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets for the Fund. Class C shares of the Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for the Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

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The UBS Funds

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund's Web Site, free of charge, at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the Fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

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The UBS Funds

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Fund's Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Fund's transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund's transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased

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The UBS Funds

shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

Additional compensation to affiliated dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund's portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A and Class C shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P shares:

To open an account	$5,000,000
To add to an account	$0

The Fund may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

Market timers. The interests of the Fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase the Fund's transac-

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The UBS Funds

tion costs, administrative costs or taxes. These factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if the Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. The Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Fund's Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund's transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the share-

holder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS AM

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The UBS Funds

(Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Fund and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund's principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class P.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Author-

ized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be re-

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The UBS Funds

deemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Exchanging shares

You may exchange Class A or Class C shares of the Fund for shares of the same class of most other Family Funds. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, BNY

Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Fund; use electronic

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The UBS Funds

funds transfer or wire to buy or sell shares of the Fund; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a CDSC if those fees are appli-

cable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to

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The UBS Funds

maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Fund.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value

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The UBS Funds

assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values se-

curities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of June 30, 2015, the Advisor had approximately $150 billion in assets under management. The Advisor is an indirect, asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division (formerly, UBS Global Asset Management Division), which had approximately $695 billion in assets under management as of June 30, 2015. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within the investment management team that is primarily responsible for coordinating the day-to-day management of the Fund.

Thomas Digenan and Ian McIntosh are the members of the US Core/Value investment team primarily responsible for the day-to-day management of the Fund. Messrs. Digenan and McIntosh work on portfolio construction and to ensure that Fund investment objectives are met.

Ian McIntosh is a Senior Portfolio Manager on the US Core/Value Equities team and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management in 2004, Mr. McIntosh was a Vice President at JP Morgan Fleming Asset Management. Mr. McIntosh has been a portfolio manager of the Fund since 2012.

UBS Asset Management
21

The UBS Funds

Thomas J. Digenan is Head of US Core/Value Equities and a Managing Director at UBS Asset Management. Management. Prior to that he had been a North American Equity Strategist at UBS Asset Management from 2001 to 2012. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since 2012.

The Fund's SAI provides information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by the Fund, are presented in the following table as of the one month ended June 30, 2015. During the fiscal year ended June 30, 2015 the Fund paid the Advisor investment advisory fees as set forth in the Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the amounts listed in the footnotes to the Expense Table. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Fund is available in the Fund's most-recent annual report to shareholders for the period ended June 30.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS U.S. Equity Opportunity Fund	0.70%	$0 – $500 million	0.700%
		On the next $500 million – $1 billion	0.650
		On the next $1 billion – $1.5 billion	0.600
		On the next $1.5 billion – $2 billion	0.575
		Above $2 billion	0.550

Administrator

UBS AM (Americas) is also the administrator of the Fund. The Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/individ-
ual_investors/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. The Fund will file its complete schedule of portfolio holdings

UBS Asset Management
22

The UBS Funds

with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com
/us/en/asset_management/individual_investors/mu-
tual_fund.html. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Dividends and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

UBS Asset Management
23

The UBS Funds

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Fund is required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from US withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from US withholding for interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends have expired for taxable years of the Fund that began on or after January 1, 2015. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund: (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or sim-

UBS Asset Management
24

The UBS Funds

ilar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

UBS Asset Management
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UBS Asset Management
26

The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Fund's independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2015 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2015 and the Report are incorporated by reference into the SAI.

UBS Asset Management
27

UBS U.S. Equity Opportunity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.65	$7.81	$6.31	$6.74	$5.33
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.01	0.03	0.05	0.06
Net realized and unrealized gain (loss)	0.79	1.86	1.53	(0.42)	1.41
Total income (loss) from investment operations	0.80	1.87	1.56	(0.37)	1.47
Less dividends/distributions:
From net investment income	0.00[3]	(0.03)	(0.06)	(0.06)	(0.06)
Net asset value, end of year	$10.45	$9.65	$7.81	$6.31	$6.74
Total investment return[2]	8.33%	24.01%	24.92%	(5.33)%	27.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.72%	1.72%	1.83%	1.89%	1.61%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.14%	0.11%	0.45%	0.87%	0.88%
Supplemental data:
Net assets, end of year (000's)	$38,657	$39,483	$36,269	$35,538	$43,766
Portfolio turnover rate	48%	62%	89%	138%	85%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.71	$7.86	$6.35	$6.79	$5.36
Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.05	0.07	0.07
Net realized and unrealized gain (loss)	0.80	1.87	1.54	(0.43)	1.43
Total income (loss) from investment operations	0.84	1.90	1.59	(0.36)	1.50
Less dividends/distributions:
From net investment income	(0.03)	(0.05)	(0.08)	(0.08)	(0.07)
Net asset value, end of year	$10.52	$9.71	$7.86	$6.35	$6.79
Total investment return[2]	8.65%	24.28%	25.27%	(5.14)%	28.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.52%	1.52%	1.67%	1.73%	1.48%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.39%	0.36%	0.70%	1.12%	1.13%
Supplemental data:
Net assets, end of year (000's)	$2,154	$1,620	$1,304	$1,444	$1,576
Portfolio turnover rate	48%	62%	89%	138%	85%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS Asset Management
28

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.42	$7.65	$6.18	$6.59	$5.20
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.05)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)	0.77	1.82	1.50	(0.41)	1.39
Total income (loss) from investment operations	0.71	1.77	1.48	(0.40)	1.40
Less dividends/distributions:
From net investment income	—	—	(0.01)	(0.01)	(0.01)
Net asset value, end of year	$10.13	$9.42	$7.65	$6.18	$6.59
Total investment return[2]	7.54%	23.14%	23.88%	(6.07)%	26.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.50%	2.50%	2.62%	2.67%	2.40%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.95%	1.95%
Net investment income	(0.62)%	(0.64)%	(0.30)%	0.12%	0.13%
Supplemental data:
Net assets, end of year (000's)	$4,132	$4,599	$4,026	$3,978	$4,992
Portfolio turnover rate	48%	62%	89%	138%	85%

UBS Asset Management
29

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Asset Management
30

UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

UBS Asset Management
31

If you want more information about the Fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Fund's annual and semiannual reports and the SAI, and discuss your questions about the Fund, by contacting the Fund directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund's Web Site at http://www.ubs.com/us/en/asset_management/individ-
ual_investors/mutual_fund.html.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

©UBS 2015. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

S1605

The UBS Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2015

UBS Emerging Markets Equity Fund

Class: A, C, P

This prospectus offers Class A, Class C and Class P shares in one of the fourteen series of The UBS Funds (the "Trust") listed above (the "Fund"). The Fund has not yet commenced operations and, therefore, is currently not offered for sale to or available for purchase by shareholders.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds
What every investor should know about the fund
Fund summary	Page 3
More information about the fund
Investment objective, strategies, securities selection and risks	Page 7
Your investment
Information for managing your fund account
Managing your fund account	Page 11
—Flexible pricing	Page 11
—Buying shares	Page 15
—Selling shares	Page 18
—Exchanging shares	Page 18
—Pricing and valuation	Page 20
Additional information
Additional important information about the fund
Management	Page 22
Disclosure of portfolio holdings	Page 24
Dividends and taxes	Page 24
Supplemental investment advisor performance information	Page 27
Financial highlights	Page 30
Where to learn more about the fund	Back cover

Please find the UBS family of funds privacy notice on page 31 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 32 of this prospectus.

The fund is not a complete or balanced investment program.

UBS Asset Management
2

UBS Emerging Markets Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize capital appreciation.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 11 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 68 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1]	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees	1.10%	1.10%	1.10%
Distribution and/or service (12b-1) fees	0.25	1.00	None
Other expenses[2]	0.64	0.64	0.64
Total annual fund operating expenses	1.99	2.74	1.74
Less management fee waiver/expense reimbursements	0.14	0.14	0.14
Total annual fund operating expenses after management fee waiver/expense reimbursements[3]	1.85	2.60	1.60

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  "Other expenses" are based on estimates for the current fiscal year.

3  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 1.85% for Class A shares, 2.60% for Class C shares and 1.60% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those

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periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$728	$1,127
Class C (assuming sale of all shares at end of period)	363	837
Class C (assuming no sale of shares)	263	837
Class P	163	534

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may invest in stocks of companies of any size. The Fund is a non-diversified fund.

The Fund may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures, forward currency agreements and equity participation notes. All of these derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments (except for forward currency agreements); to obtain exposure to certain markets; or to establish net short positions for individual currencies (except for equity participation notes).

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan or MSCI emerging markets indices to be an emerging market country. The countries included in this definition will change over time.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Financial Services LLC ("S&P"), including securities rated Ba or lower by Moody's and BB or lower by S&P. The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

Management process

The Advisor is a price to intrinsic value investor. Internally generated research, focused on longer term value drivers at the industry, stock and country level, is used to estimate fundamental value for stocks, upon which investment decisions are made. The process does not have an inherent style bias (e.g., "growth," "value," "large cap" or "small cap").

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to

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ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries. The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Geographic concentration risk: The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Non-diversification risk: The Fund is a non-diversified investment company, which means that the Fund may invest more of its assets in a smaller number of issuers than a diversified investment company. As a non-diversified fund, the Fund's share price may be more volatile and the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation

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(also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Urs Antonioli, portfolio manager of the Fund since its inception.

•  Manish Modi, portfolio manager of the Fund since its inception.

•  Shou-Pin Choo, portfolio manager of the Fund since 2014.

•  Gabriel Csendes, portfolio manager of the Fund since its inception.

•  Geoffrey Wong, portfolio manager of the Fund since its inception.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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The UBS Funds

More information about the fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements, swap agreements, equity participation notes and equity linked notes. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. An emerging market is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan or MSCI emerging markets indices to be an emerging market country. The countries included in this definition will change over time.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Financial Services LLC ("S&P"), including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Securities in these categories may also be called "high yield bonds" or "junk bonds." The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging markets countries.

Securities selection

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries.

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The UBS Funds

More information about the fund

The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. There is a continuous effort to identify non-consensus sources of information. Analysts are able to draw on the resources of the entire UBS Asset Management global research team. This is increasingly important as more companies operate in a global context. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the statement of additional information ("SAI") for further information.

The Fund may lend its portfolio securities to generate additional income.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate infor-

mation about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Limited capitalization risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

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The UBS Funds

More information about the fund

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordi-

nary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Credit risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and

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The UBS Funds

More information about the fund

demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor will claim an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, will not be subject to CFTC registration or regulation as a CPO. In addition, the Advisor will rely upon a related exclusion from the definition of "commodity trading advisor" under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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The UBS Funds

Managing your fund account

Flexible pricing

The Fund offers three classes of shares–Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class P shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A and Class C shares of the Fund under Rule 12b-1 that allow the Fund to pay service and (for Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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The UBS Funds

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower ongoing expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets for the Fund. Class C shares of the Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for the Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

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The UBS Funds

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Exchanges between funds for which UBS AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares
right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund's Web Site, free of charge, at http://www.ubs.com/us/en/
asset_management/individual_investors/mutual_fund.html.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the Fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers, in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

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The UBS Funds

•  Other investors as approved by the Fund's Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Fund's transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund's transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

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The UBS Funds

Additional compensation to affiliated dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund's portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employ-

ees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A and Class C shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P shares:

To open an account	$5,000,000
To add to an account	$0

The Fund may waive or reduce these amounts for (or otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

Market timers. The interests of the Fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase the Fund's transaction costs, administrative costs or taxes. These factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and

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The UBS Funds

the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if the Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. The Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Fund's Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund's transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is iden-

tified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by

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The UBS Funds

the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Fund and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund's principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class P.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Exchanging shares

You may exchange Class A or Class C shares of the Fund for shares of the same class of most other Family

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The UBS Funds

Funds. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Fund; use electronic funds transfer or wire to buy or sell shares of the Fund; change your address; and add or change account services by calling 1-800-647 1568.

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The UBS Funds

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective

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The UBS Funds

investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where securities are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Fund.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value

UBS Asset Management
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The UBS Funds

assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of June 30, 2015, the Advisor had approximately $150 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division (formerly, UBS Global Asset Management Division), which had approximately $695 billion in assets under management as of June 30, 2015. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within the investment management team that is primarily responsible for coordinating the day-to-day management of the Fund.

Urs Antonioli, Manish Modi, Shou-Pin Choo, Gabriel Csendes and Geoffrey Wong are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Decisions with respect to the management of the Fund's portfolio are made on the recommendation of individual members of the Emerging Markets Equity Committee, and are approved by the Committee of which Messrs. Antonioli, Modi, Choo, Csendes and Wong are the sole members. The Emerging Markets Equity Committee provides direct involvement and accountability for the specific researcher involved in decisions, tempered by the seasoned judgment of senior equity management. The Committee members meet formally on a bi-weekly basis to discuss and review research and client portfolios and review the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Messrs. Antonioli, Modi, Choo, Csendes and Wong is provided below.

UBS Asset Management
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The UBS Funds

Urs Antonioli is Research Director and a Managing Director at UBS Asset Management. Mr. Antonioli has been an investment professional with UBS Group AG since 1994. Mr. Antonioli has been a portfolio manager of the Fund since its inception.

Manish Modi is an Asia (ex-Japan) portfolio manager and an Executive Director at UBS Asset Management. Mr. Modi has been an investment professional with UBS Asset Management since 2004. Mr. Modi has been a portfolio manager of the Fund since its inception.

Gabriel Csendes is an Executive Director at UBS Asset Management Mr. Csendes has been an investment professional with UBS Asset Management since 1999. Mr. Csendes has been a portfolio manager of the Fund since its inception.

Geoffrey Wong is Head of Global Emerging Markets, Head of Asia Pacific Equities and a Managing Director at UBS Asset Management. Mr. Wong has been an investment professional with UBS Asset Management since 1997. Mr. Wong has been a portfolio manager of the Fund since its inception.

Shou-Pin Choo is a member of the Global Emerging Markets Strategy Committee and an Executive Director at UBS Asset Management. Mr. Choo has been an investment professional with UBS Asset Management since 2000. Mr. Choo has been a portfolio manager of the Fund since 2014.

The Fund's SAI provides information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by the Fund, are presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses ) does not exceed the amounts listed in the footnotes to the Expense Table.

The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

The Fund has not yet commenced operations as of the date of this prospectus. A discussion regarding the basis for the Board of Trustees' annual approval of the investment advisory agreements between the Trust and Advisor on behalf of the Fund will be available in future annual or semiannual reports to shareholders of the Fund.

Fund	Advisory fee as of June 30, 2015
UBS Emerging Markets Equity Fund	1.10%

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The UBS Funds

Administrator

UBS AM (Americas) is also the administrator of the Fund. The Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q will be able to be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you will be able to obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be filed with the SEC on Form N-CSR and will appear in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Dividends and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as divi-

dends annually. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

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The UBS Funds

Taxes

Fund distributions—The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Fund is required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's de-

fault method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from US withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from US withholding for interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends have expired for taxable years of the Fund that began on or after January 1, 2015. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interestrelated and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

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The UBS Funds

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund: (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts (which may include registered investment companies) for many years in a substantially similar manner to the way in which the Advisor manages the Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the Fund. The Account Composite Performance was obtained from the records maintained by the Advisor. The following presentation also shows the Account Composite Performance adjusted to reflect the Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50%. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Fund's own historical performance. The Account Composite Performance should not be considered a substitute for the Fund's performance, and the Account Composite Performance is not necessarily an indication of the Fund's future performance. The accounts (with the exception of any registered investment companies) included in the Account Composite

Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940, as amended, and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

UBS Asset Management
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The UBS Funds

Supplemental performance information for the advisor of UBS Emerging Markets Equity Fund*

Composite performance: Emerging Markets Equity Composite ("EMEC")
August 1, 1995 through December 31, 2014

Composite performance: EMEC
For periods ended December 31, 2014

Year	EMEC: net return after expenses and sales charge (%)[1]	EMEC: net return after expenses (%)[2]	EMEC: gross return before expenses and sales charge (%)	MSCI Emerging Markets Index (%)[3]	MSCI Emerging Markets Index (net) (%)[4]
1 year	(7.06)%	(1.65)%	0.17%	(1.82)%	(2.19)%
5 years	(2.17)	(1.05)	0.78	2.11	1.78
10 years	5.70	6.30	8.26	8.78	8.43
Since inception	4.67	4.97	6.91	6.25	N/A

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. The MSCI Emerging Markets Index (net)'s inception date is December 31, 1998.

UBS Asset Management
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The UBS Funds

Supplemental performance information for UBS Emerging Markets Equity Fund*

Composite performance: EMEC
August 1, 1995 through December 31, 2014

Year	EMEC: net return after expenses and sales charge (%)[1]	EMEC: net return after expenses (%)[2]	EMEC: gross return before expenses and sales charge (%)	MSCI Emerging Markets Index (%)[3]	MSCI Emerging Markets Index (net) (%)[4]
1995[5]	(11.98)%	(6.86)%	(6.14)%	(4.13)%	N/A
1996	1.92	7.85	9.83	6.03	N/A
1997	(16.32)	(11.44)	(9.79)	(11.59)	N/A
1998	(28.88)	(24.74)	(23.31)	(25.34)	N/A
1999	54.61	63.60	66.51	66.41	66.49%
2000	(33.44)	(29.56)	(28.22)	(30.61)	(30.83)
2001	(7.10)	(1.70)	0.13	(2.37)	(2.61)
2002	(10.36)	(5.15)	(3.38)	(6.00)	(6.17)
2003	44.86	53.29	56.03	56.28	55.81
2004	19.42	26.37	28.66	25.95	25.55
2005	27.01	34.40	36.83	34.54	34.00
2006	20.65	27.68	29.99	32.59	32.17
2007	32.60	40.32	42.85	39.78	39.39
2008	(58.21)	(55.78)	(54.89)	(53.18)	(53.33)
2009	72.32	82.36	85.58	79.02	78.51
2010	9.19	15.54	17.66	19.20	18.88
2011	(22.97)	(18.48)	(16.95)	(18.17)	(18.42)
2012	8.89	15.23	17.34	18.63	18.22
2013	(16.02)	(11.14)	(9.47)	(2.27)	(2.60)
2014	(7.06)	(1.65)	0.17	(1.82)	(2.19)

*  Returns expressed in US dollars.

1  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

2  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses. The MSCI Emerging Markets Index (net)'s inception date is December 31, 1998.

5  Performance is presented for August 1, 1995 through December 31, 1995.

UBS Asset Management
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The UBS Funds

Financial highlights

No financial information is presented for the Fund as it has not commenced operations as of the date of this prospectus.

UBS Asset Management
30

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Asset Management
31

UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

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If you want more information about the Fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Fund's investments will be available in the Fund's annual and semiannual reports to shareholders. As of the date of this prospectus, the annual and semiannual reports are not yet available because the Fund has not yet commenced operations.

Statement of additional information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Fund's annual and semiannual reports and the SAI, and discuss your questions about the Fund, by contacting the Fund directly at 1-800-647 1568, or by contacting your investment professional.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

©UBS 2015. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

The UBS Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2015

UBS Multi-Asset Income Fund

Class: A: MAIAX, C: MAIDX, P: MAIYX

UBS U.S. Defensive Equity Fund

Class: A: BEAAX, C: BEACX, P: BEAYX

This prospectus offers Class A, Class C and Class P shares in two of the fourteen series of The UBS Funds (the "Trust") listed above (each, a "Fund" and, collectively, the "Funds").

The Board of Trustees of the Trust on September 10, 2015 approved certain actions to liquidate and dissolve the Funds. The liquidations are expected to be completed on or about December 3, 2015. In connection with the liquidations, the Board approved, effective October 1, 2015, the closure of each class of the Funds to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds, and the closure of each class of the Funds to reinvestments of dividends and distributions. Therefore each Fund will no longer offer shares for purchase.

Shareholders of the Funds on or about December 3, 2015 will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder's shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Funds may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Funds prior to the date of liquidation may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Funds' liquidation in light of their individual circumstances.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds
What every investor should know about the funds
Fund summaries
UBS Multi-Asset Income Fund	Page 3
UBS U.S. Defensive Equity Fund	Page 10
More Information about the funds
UBS Multi-Asset Income Fund—Investment objective, strategies, securities selection and risks	Page 15
UBS U.S. Defensive Equity Fund—Investment objective, strategies, securities selection and risks	Page 23
Your investment
Information for managing your fund account
Managing your fund account	Page 28
—Flexible pricing	Page 28
—Buying shares	Page 32
—Selling shares	Page 35
—Exchanging shares	Page 36
—Pricing and valuation	Page 37
Additional information
Additional important information about the funds
Management	Page 39
Disclosure of portfolio holdings	Page 41
Dividends and taxes	Page 42
Financial highlights	Page 45
Where to learn more about the funds	Back cover

Please find the UBS family of funds privacy notice on page 50 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 51 of this prospectus.

The funds are not a complete or balanced investment program.

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UBS Multi-Asset Income Fund
Fund summary

Investment objective

The Fund seeks to provide risk-managed income as its primary objective over the long term.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 28 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 85 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1,2]	0.75%[2]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees[2]	0.59%	0.59%	0.59%
Distribution and/or service (12b-1) fees	0.25[2]	1.00[2]	None
Other expenses	1.56	1.58	1.60
Acquired fund fees and expenses	0.30	0.30	0.30
Total annual fund operating expenses[3]	2.70	3.47	2.49
Less management fee waiver/expense reimbursements	1.45	1.47	1.49
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3,4]	1.25	2.00	1.00

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  In connection with the liquidation, expected to be completed on or about December 3, 2015, the Board approved, effective October 1, 2015, the waiver of the investment advisory fee of 0.59% of average net assets, the waiver of the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares, and the elimination of all CDSCs assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares will not be waived. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange. These changes are not reflected in the fee and expense tables above or the expense example below.

3  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

4  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for

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Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$572	$1,119	$1,692	$3,243
Class C (assuming sale of all shares at end of period)	278	929	1,677	3,650
Class C (assuming no sale of shares)	203	929	1,677	3,650
Class P	102	633	1,191	2,713

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

Principal strategies
Principal investments

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to provide risk-managed income on a monthly basis by employing an asset allocation strategy that is designed to accommodate the Fund's targeted annual payout percentage. The Fund's investment strategy is designed to return to investors a targeted annual payout of 3%-6% based on the current and historic low yield interest rate environment over the past 5 years. The Advisor does not represent or guarantee that the Fund will meet the income goal.

Under normal circumstances, the Fund seeks to provide risk-managed income on a monthly basis by employing an asset allocation strategy that is designed to accommodate the Fund's targeted annual payout percentage. The Fund will allocate its assets by investing in a combination of equities, nominal and inflation-linked fixed income securities, third-party exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), exchange-listed options, and other exchange-traded and over-the-counter ("OTC") derivative securities.

Under normal or neutral market conditions, the Advisor will allocate approximately 65% of the Fund's total assets to fixed income investments, 20% of the Fund's assets to equity investments of companies in developed (including the United States) or emerging markets countries and 15% of the Fund's assets to US and non-US real estate securities (including REITs). The Fund's asset allocation targets are not fixed which gives the Advisor the flexibility to meet the Fund's investment goal based on market conditions. If warranted by market conditions, the Advisor may invest 100% of the Fund's assets in fixed income investments. In addition, the Fund's allocations to US and non-US equity and real estate securities may be greater or lesser than the allocations described above based on the Advisor's assessment of the markets.

The Fund may obtain exposure to fixed income investments by investing in securities directly or by purchasing third-party ETFs that invest in fixed income securities. The Fund's fixed income investments may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations (including inflation-linked notes and catastrophe bonds), floating rate notes, mortgage-backed securities and asset-backed securities. Catastrophe bonds are types of insurance-linked or event-linked securities that pay off on the occurrence of specific events, usually natural disasters. The third-party ETFs in which the Fund invests could have exposure to senior bank loans. These securities may be either investment grade or high yield (lower-rated or "junk bonds") securities. The Fund may invest without limitation in investment grade debt securities, including corporate debt securities and inflation-linked securities, and may invest up to 50% of its total assets in lower-rated bonds of corporations and up to 20% of its total assets in a combination of other lower-rated bonds, including lower-rated municipal bonds and lower-rated non-US government bonds (including those of emerging markets countries). The Fund may invest in fixed income investments of any maturity.

The Fund may obtain exposure to equity investments by investing in securities directly or by purchasing third-party ETFs that invest in equity securities. The Fund may invest up to 50% of its total assets either directly or

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through investment in ETFs in the common stock and preferred stock of companies in developed countries (including the United States). In addition, the Fund may invest up to 25% of its total assets in real estate securities of US and non-US issuers. Real estate securities may include interests in REITs that own properties or make construction or mortgage loans, securities of companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. The Fund's equity investments may include companies and REITs of any market capitalization, including small capitalization (below $3 billion). Within these limitations, the Fund may invest up to 15% of its assets in infrastructure securities and up to 20% of its assets in equity securities of emerging markets issuers.

The Fund may obtain exposure to equity, real estate or fixed income investments indirectly by investing in ETFs. An ETF is a type of exchange-traded investment company. Ordinarily, the Investment Company Act of 1940, as amended (the "1940 Act") and the regulations promulgated thereunder prohibit an investment company from buying more than 3% of the shares of any other single investment company, investing more than 5% of its assets in any other single investment company, or investing more than 10% of its assets in other investment companies generally. However, certain ETFs have obtained exemptive orders from the SEC permitting other investment companies, such as the Fund to acquire their securities in excess of the percentage limits of the 1940 Act. The Fund intends to rely on such exemptive orders from time to time.

The Fund may, but is not required to, use exchange-traded or OTC derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The Fund may invest in structured notes in order to generate income for the Fund. The Fund also may write covered call options on ETFs to generate cash flow for the purpose of meeting the Fund's target payment goal, as well as for hedging purposes. Other derivatives in which the Fund may invest include index options, futures, forward agreements and swap agreements (specifically, interest rate, currency and total return swaps). All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance re-

turns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements and interest rate swaps may also be used to adjust the Fund's portfolio duration.

In addition to other income-producing investments, the Fund may write covered call options on ETFs for the purpose of generating additional cash flow that could contribute to the overall payout of the Fund. When the Fund writes a call option on an ETF that it holds, the call option generates cash flow in the form of a premium paid by the option buyer while potentially limiting the upside of the Fund's investment in the ETF in the future.

The Fund also actively manages its currency exposure and attempts to generate positive returns and manage risk through sophisticated currency management techniques, including hedging strategies. The Advisor could employ a positive carry currency strategy whereby higher yielding currencies are bought in exchange for lower yielding currencies as a way to potentially enhance returns. These decisions are integrated with analysis of global market and economic conditions.

Management process

The Advisor will manage the Fund's portfolio using the following investment process as described below:

The Fund seeks to provide diversification across a variety of income producing asset classes in a multi-asset framework. The Fund's asset allocation strategy is designed to accommodate the Fund's targeted annual payout while taking into account the Fund's desired level of capital appreciation. Risk diversification and dynamic distribution between the various asset classes have the objective of creating a more stable capital and income base through various market cycles and interest rate environments.

Asset allocation decisions are primarily driven by the Advisor's assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

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Fair value estimates of asset classes and markets are an output of the Advisor's proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities.

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in their idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of non-valuation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

The asset allocation process is structured around the Asset Allocation & Currency (AAC) Investment Committee (the "AAC Committee") meetings, which provides a forum for debate and the exploration of all ramifications of any investment decision, rather than aiming for a consensus to be reached. Instead, any voting member of the AAC Committee can sponsor a trade idea, preparing a detailed investment thesis to support the view. An investment thesis has to define the investment rationale based on valuation and market behavioral influences, the time scale for it being realized, the transaction costs and the potential milestones the Advisor would expect to evaluate whether or not the view is correct. The sponsor is then responsible for convincing another member of the AAC Committee to support the idea as co-sponsor.

Bottom up selection across active equity and fixed income markets can be utilized as part of the asset allocation process at the asset class level. With respect to specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies. The Advisor's bottom up fixed income security selection strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the AAC Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Asset allocation risk: The risk that the Fund may allocate assets to an asset category that performs poorly relative to other asset categories.

Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Interest rate risk: An increase in prevailing interest rates typically causes the value of fixed income securities to fall. Changes in interest rates will likely affect the value of longer-duration fixed income securities more than shorter-duration securities and higher quality securities more than lower quality securities. When interest rates are falling, some fixed income securities provide that the issuer may repay them earlier than the maturity date, and if this occurs the Fund may have to reinvest

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these repayments at lower interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

Credit risk: The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to or guarantor of a derivative contract, is unable or unwilling to meet its financial obligations. This risk is likely greater for lower quality investments than for investments that are higher quality.

High yield bond risk: The risk that the issuer of bonds with ratings of BB (Standard & Poor's Financial Services LLC ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below, or deemed of equivalent quality, will default or otherwise be unable to honor a financial obligation (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher quality) bonds.

Distribution of income risk: The Fund's monthly income payments will be made from the Fund's interest income, dividends, and currency allocations and will reduce the amount of assets available for investment by the Fund. The Fund's investment losses may reduce the amount of future distributions an investor will receive from the Fund thereby reducing the distribution yield. The dollar amount of the Fund's monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's underlying strategies, and the amount and timing of prior distributions by the Fund. It is also possible for payments to go down substantially or significantly fluctuate from one year to the next, month over month, and over time depending on the timing of an investor's investments in the Fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the Fund. There is no guarantee that the Fund will make monthly income payments to its shareholders or, if made, that the Fund's monthly income payments to shareholders will remain at a fixed amount.

Investing in ETFs risk: The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities; an ETF may trade at a premium or discount to its net asset value; or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

Illiquidity risk: The risk that investments cannot be readily sold at the desired time or price, and the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from taking advantage of other investment opportunities. Liquid portfolio investments may become illiquid or less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in foreign government bonds involve special risks because the Fund may have limited legal recourse in the event of default. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more

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volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Real estate securities and REITs risk: The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk. In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance for the year 2013 and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (3.84)%
Best quarter during calendar years shown—4Q 2013: 3.22%
Worst quarter during calendar years shown—2Q 2013: (3.21)%

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Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	Life of class
Class A (4/25/12)
Return before taxes	(0.83)%	3.09%
Class C (4/25/12)
Return before taxes	2.27	4.10
Class P (4/25/12)
Return before taxes	4.08	5.16
Return after taxes on distributions	(0.08)	2.61
Return after taxes on distributions and sale of fund shares	2.79	2.98
Barclays US Corporate Investment Grade Index	7.46	4.58

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  Iain Barnes, portfolio manager of the Fund since inception.

•  Curt Custard, portfolio manager of the Fund since inception.

•  Andreas Koester, portfolio manager of the Fund since inception.

•  Philip Brides, portfolio manager of the Fund since 2014.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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UBS U.S. Defensive Equity Fund
Fund summary

Investment objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 28 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 85 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1,2]	1.00%[2]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management fees[2]	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25[2]	1.00[2]	None
Other expenses:
Dividend expense and security loan fees for securities sold short	0.74	0.76	0.75
Other[3]	1.82	1.92	1.84
Total other expenses	2.56	2.68	2.59
Total annual fund operating expenses[3]	3.81	4.68	3.59
Less management fee waiver/expense reimbursements	1.57	1.67	1.59
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3,4]	2.24	3.01	2.00

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  In connection with the liquidation, expected to be completed on or about December 3, 2015, the Board approved, effective October 1, 2015, the waiver of the investment advisory fee of 1.00% of average net assets, the waiver of the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares, and the elimination of all CDSCs assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares will not be waived. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange. These changes are not reflected in the fee and expense tables above or the expense example below.

3  "Other expenses" include "Acquired fund fees and expenses," which were less than 0.01% of average net assets of the Fund.

4  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period

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of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$765	$1,513	$2,280	$4,278
Class C (assuming sale of all shares at end of period)	404	1,262	2,226	4,662
Class C (assuming no sale of shares)	304	1,262	2,226	4,662
Class P	203	953	1,724	3,750

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments of US companies. Equity-related instruments include securities or other instruments that derive their value from equity securities and may include such instruments as short sales of equity securities, and futures and options on equity securities. The Fund will generally invest in equity securities of large and mid capitalization companies but is permitted to invest up to 15% of its net assets in small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. In addition, up to 20% of the Fund's net assets may be invested in securities of foreign companies in developed countries, including long and short positions in foreign equity securities and securities with equity-like characteristics.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures, options and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. Options may also be used to generate cash flow or enhance returns. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

The Fund may also invest in exchange-traded funds ("ETFs") and similarly structured pooled investments in order to provide exposure to the equity markets while maintaining liquidity. The Fund may also engage in short sales of ETFs and similarly structured pooled investments in order to reduce exposure to certain sectors of the equity markets.

Management process

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In constructing the Fund's portfolio, the Advisor primarily uses fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, the Advisor buys securities "long" for the Fund's portfolio that it believes are underpriced and will outperform, and sells securities "short" that it believes are overpriced and will underperform. The Fund anticipates that it will normally maintain long positions in equity securities and securities with equity-like characteristics equal to 120% to 140% of the value of its net assets, short positions in equity securities and

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securities with equity-like characteristics equal to 20% to 40% of the value of its net assets and cash positions equal to 0% to 10% of the value of its net assets. The Fund's ability to fully implement its investment strategy may be affected by (i) regulatory restrictions prohibiting short sales of certain securities that may be imposed from time to time or (ii) the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds.

In addition, the Advisor seeks to manage the Fund's equity risk by utilizing an options-based strategy designed to reduce systematic market risk in the Fund's portfolio in extreme down markets. The Advisor regularly purchases and sells exchange-traded and OTC put and call options on securities and indices in order to limit the Fund's downside equity risk in extreme down markets. This strategy may often result in the Fund purchasing an index put option in combination with writing an index put option or a covered call option. The Advisor combines purchased and written options in this manner in order to customize the type and level of extreme market downside protection and to reduce the cost of such downside protection. This options overlay strategy, while expected to be beneficial in providing downside equity protection in extreme down markets, may also limit the Fund's returns in normal or rising markets. In addition, the strategy is not intended to provide downside protection from normal or modest market declines, and is not a total market hedge. The Advisor believes that this defensive options-based overlay strategy provides the Fund with reduced downside equity risk in extreme down markets in an efficient and price-sensitive manner, while enabling the Fund to participate, in part, in rising equity markets. However, under certain market conditions, the Advisor may, in its own discretion, not hedge equity market risk or employ the options-based strategy.

In employing these investment strategies for the Fund, the Advisor seeks to achieve equity-like returns or better with less than equity-like risk or volatility over a full market cycle. The Advisor does not represent or guarantee that the Fund will meet this goal.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Market risk: The market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate.

Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Options-based strategy risk: The Fund regularly purchases and sells exchange-traded and OTC put and call options in order to attempt to limit the Fund's downside risk in extreme down markets. The purchase and sale of exchange-traded and over-the-counter put and call options involves costs, which the Fund will incur on a regular basis, and, therefore, these costs may limit the Fund's returns in normal or rising markets. In addition, there is no guarantee that the Advisor's options-based strategy will provide the expected protection in extreme down markets.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a

UBS Asset Management
12

counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers.

Unseasoned company risk: The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they (i) may be dependent on a small number of products or services; (ii) may lack substantial capital reserves; and (iii) do not have proven track records.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On or about January 28, 2013, the Fund's investment strategies, including its 80% policy, changed. The performance information below is attributable to the Fund's performance before the strategy change. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

Total return

Total return January 1 - September 30, 2015: (6.33)%
Best quarter during calendar years shown—2Q 2009: 23.05%
Worst quarter during calendar years shown—4Q 2008: (27.94)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	5 years	Life of class
Class A (9/26/06)
Return before taxes	5.86%	9.86%	3.91%
Class C (9/26/06)
Return before taxes	10.27	10.30	3.86
Class P (9/26/06)
Return before taxes	12.30	11.36	4.88
Return after taxes on distributions	12.30	11.33	4.59
Return after taxes on distributions and sale of fund shares	6.96	9.07	3.79
Russell 1000 Index	13.24	15.64	7.90

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

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Portfolio managers

•  Thomas Digenan, portfolio manager of the Fund since its inception.

•  Ian McIntosh, portfolio manager of the Fund since 2012.

Purchase & sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

UBS Asset Management
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The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide risk-managed income as its primary objective over the long term.

Principal investment strategies

Under normal circumstances, the Fund seeks to provide risk-managed income on a monthly basis by employing an asset allocation strategy that is designed to accommodate the Fund's targeted annual payout percentage. The Fund will allocate its assets by investing in a combination of equities, nominal and inflation-linked fixed income securities, third-party exchange-traded funds ("ETFs"), real estate investment trusts ("REITs"), exchange-listed options, and other exchange-traded and over-the-counter ("OTC") derivative securities.

The Fund may obtain exposure to fixed income investments by investing in securities directly or by purchasing third-party ETFs that invest in fixed income securities. The Fund's fixed income investments may include debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations (including inflation-linked notes and catastrophe bonds), floating rate notes, mortgage-backed securities and asset-backed securities. Catastrophe bonds are types of insurance-linked or event-linked securities that pay off on the occurrence of specific events, usually natural disasters. The third-party ETFs in which the Fund invests could have exposure to senior bank loans. These securities may be either investment grade or high yield (lower-rated) securities. The Fund may invest without limitation in investment grade debt securities, including corporate debt securities and inflation-linked securities, and may invest up to 50% of its total assets in lower-rated bonds of corporations and up to 20% of its total assets in a combination of other lower-rated bonds, including lower-rated municipal bonds and lower-rated non-US government bonds (including those of emerging markets countries). Lower-rated bonds are bonds rated in the lower rating categories of and Standard & Poor's Financial Services LLC ("S&P"), including securities rated Ba or lower by Moody's Investor Services, Inc. ("Moody's") or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds." The Fund may invest in fixed income investments of any maturity.

The Fund may obtain exposure to equity investments by investing in securities directly or by purchasing third-party ETFs that invest in equity securities. The Fund may invest up to 50% of its total assets either directly or through investment in ETFs in the common stock and preferred stock of companies in developed countries (including the United States). In addition, the Fund may invest up to 25% of its total assets in real estate securities of US and non-US issuers. Real estate securities may include interests in REITs that own properties or make construction or mortgage loans, securities of companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. The Fund's equity investments may include companies and REITs of any market capitalization, including small capitalization (below $3 billion). Within these limitations, the Fund may invest up to 15% of its assets in infrastructure securities and up to 20% of its assets in equity securities of emerging markets issuers.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, total return rates, currencies or currency exchange rates, and related indexes. The Fund may, but is not required to, use exchange-traded or OTC derivative instruments for risk management purposes or as part of the Fund's investment strategies. The Fund may invest in structured notes in order to generate income for the Fund. A structured note is a derivative debt instrument that has one or more special features designed to alter the risk return profile relative to an underlying securities index, foreign exchange index or a benchmark interest rate. The Fund also may write covered call options on ETFs to generate cash flow for the purpose of meeting the Fund's target payment goal, as well as for hedging purposes. Other derivatives in which the Fund may invest include index options, futures, forward agreements and swap agreements (specifically, interest rate, currency

UBS Asset Management
15

The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

and total return swaps). All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency), or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities. Futures on indices, forward agreements and interest rate swaps may also be used to adjust the Fund's portfolio duration. The Fund may invest in derivatives to the extent permitted by the Investment Company Act of 1940, as amended.

Although not guaranteed by the Fund, the Fund's investment strategy is designed to return to investors a targeted annual payout of 3%-6% based on the current and historic low yield interest rate environment over the past 5 years. By investing in a diversified set of income generating asset classes the Fund seeks to accommodate the Fund's targeted annual payout percentage while managing both capital volatility and yield volatility. The annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The Fund's targeted annual payout will be comprised of both ordinary income and capital gains to meet the payout objective and is intended to closely approximate the total taxable income of the Fund each year. Although it cannot be guaranteed by the Fund, the Fund does not expect to make distributions that will be treated as a return of capital. It is important to note that, while not intended, return of capital distributions can occur for a number of reasons.

Although the Fund intends to make monthly income distributions to shareholders, there is no guarantee that the Fund will be able to make such payments or, if made, that the Fund's monthly income payments to shareholders will remain at a fixed amount.

Securities selection

The Fund seeks to provide diversification across a variety of income producing asset classes in a multi-asset framework. The Fund's asset allocation strategy is designed to accommodate the Fund's targeted annual payout while taking into account the Fund's desired level of capital appreciation. Risk diversification and dynamic distribution between the various asset classes have the objective of creating a more stable capital and income base through various market cycles and interest rate environments.

Top down selection

Asset allocation decisions are primarily driven by UBS AM (Americas)'s assessment of valuation and prevailing market conditions in the United States and around the world. Using a systematic approach, the portfolio management team analyzes the asset classes and investments across equities, fixed income, and alternative asset classes (including currency), considering both fundamental valuation, economic and other market indicators. Regarding valuation, the Advisor evaluates whether asset classes and investments are attractively priced relative to fundamentals. The starting point is to assess the intrinsic value of an asset class, as determined by the fundamentals that drive an asset class' future cash flow. The intrinsic value represents a long term anchor point to which the Advisor believes the asset class will eventually revert.

Fair value estimates of asset classes and markets are an output of UBS AM (Americas)'s proprietary valuation models. Discounting the asset's future cash flow using a discount rate that appropriately reflects the inherent investment risk associated with holding the asset gives the asset's fair value. The competitive advantage of the Advisor's models lies in the quality and consistency of the inputs used and, therefore, the reliability of valuation conclusions. The discrepancy between actual market level and fair value (the price/value discrepancy) is the primary valuation signal used in identifying investment opportunities

Next, the Advisor assesses additional market indicators and considers the effect that other determinants of economic growth and overall market volatility will have on each asset class. While in theory price/value discrepancies may resolve themselves quickly and linearly, in practice price/value discrepancy can grow larger before it resolves. While valuation models have proven effective at identifying longer-term price/value discrepancies, in the shorter term other factors can swamp valuation considerations. Thus, the Advisor incorporates an additional discipline in their idea generation process. The Advisor refers to this additional step in its idea generation process as market behavior analysis. Adding this

UBS Asset Management
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The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

step helps the Advisor to understand what other market indicators might drive the market towards or away from fundamental value. The Advisor performs systematic analysis of nonvaluation drivers using models measuring sentiment, momentum and flows, market stress, the stage of the economic cycle, as well as an assessment of the general macroeconomic landscape. Conversely, valuation considerations tend to dominate when an asset class is substantially above or below fair value, but the Advisor recognizes that the use of market behavior analysis during these periods is very important to helping improve the timing in and out of these asset classes with very stretched valuations.

Bottom up security selection

With respect to the Advisor's selection of specific equity securities for inclusion in the Fund's equity asset classes, the Advisor may utilize fundamental valuation, quantitative and growth-oriented strategies.

In selecting equity securities for the Fund using the fundamental valuation process, the Advisor selects securities whose fundamental values it believes are greater than what is reflected in market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below its assessed fundamental value would be considered for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Within the equity portion of the Fund's portfolio, the Advisor also may utilize a growth-oriented strategy when investing in US and non-US securities. In selecting growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics, including earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive security price momentum. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, security durations, credit qualities and coupon segments, as well as specific circumstances facing the issuers of fixed income securities. "Duration" is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by

UBS Asset Management
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The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Advisor uses both fundamental valuation and market behavior analysis to make the two-pronged determination of risk budget and risk allocation. The Advisor works closely with the Risk Management team, members of which attend the Asset Allocation & Currency (AAC) Investment Committee meetings, to determine the appropriate amount of risk capital to allocate to the underlying trade ideas given the strategy's risk budget and objectives, prevailing investment opportunities, and other strategy exposures. To assist in this process the Risk Management team performs scenario and correlation analysis to better understand the risk and diversification of the overall strategy, and ensures that unintended factor exposures are identified, managed and monitored.

The Fund also actively manages its currency exposure and attempts to generate positive returns and manage risk through sophisticated currency management techniques, including hedging strategies. The Advisor could employ a positive carry currency strategy whereby higher yielding currencies are bought in exchange for lower yielding currencies as a way to potentially enhance returns. These decisions are integrated with analysis of global market and economic conditions

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations and supply and demand. A substantial increase in interest rates may have an adverse impact on the liquidity and valuation of a security, especially those with longer maturities. Changes in government monetary policy, including changes in tax policy or changes in a central bank's implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.

•  Credit and high yield bond risk—The risk that an issuer may default or otherwise be unable to honor a financial obligation. Bonds with ratings of BB (S&P) or Ba (Moody's) or below may have increased risks of

UBS Asset Management
18

The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

default (also known as lower-rated or "junk bonds"). These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Distribution of income risk—The Fund's monthly income payments will be made from the Fund's interest income, dividends, and currency allocations and will reduce the amount of assets available for investment by the Fund. The Fund's investment losses may reduce the amount of future distributions an investor will receive from the Fund thereby reducing the distribution yield. The dollar amount of the Fund's monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund's underlying UBS strategies, and the amount and timing of prior distributions by the Fund. It is also possible for payments to go down substantially or significantly fluctuate from one year to the next, month over month, and over time depending on the timing of an investor's investments in the Fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the Fund. There is no guarantee that the Fund will make monthly income payments to its shareholders or, if made, that the Fund's monthly income payments to shareholders will remain at a fixed amount.

•  Investing in ETFs risk—The Fund's investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF's underlying securities. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. In addition, shares of ETFs typically trade on securities exchanges, which may subject the Fund to the risk that an ETF in which the Fund invests may trade at a premium or discount to its net asset value. Also, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting or number of instruments held by the ETF. Investing in an ETF may also be more costly than if a Fund had owned the underlying securities directly. The Fund, and indirectly, shareholders of the Fund, bear a proportionate share of the ETF's expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•  US Government securities risk—Credit risk is the risk that the issuer will not make principal or interest payments when they are due. There are different types of US government securities with different relative levels of credit risk depending on the nature of the particular government support for that security. US government securities may be supported by (i) the full faith and credit of the United States; (ii) the ability of the issuer to borrow from the US Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. In some cases, there is even the risk of default. For example, for asset backed securities there is the risk those assets will decrease in value below the face value of the security. Similarly, for certain agency-issued securities there is no guarantee the US government will support the agency if it is unable to meet its obligations. Further, the US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

•  Illiquidity risk—The risk that the Fund may have difficulty or may not be able to sell its investments. Illiquidity may result from political, economic or issuer specific events; changes in a specific market's size or structure, including the number of participants; or overall market disruptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Liquid portfolio investments may become illiquid or

UBS Asset Management
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The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

less liquid after purchase by the Fund due to low trading volume, adverse investor perceptions and/or other market developments. Illiquidity risk includes the risk that the Fund will experience significant net redemptions at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. Illiquidity risk can be more pronounced in periods of market turmoil.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Limited capitalization risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively

UBS Asset Management
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The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Covered call risk—A covered call is a financial market transaction in which the seller of call options owns the corresponding amount of the underlying instrument such as shares of an ETF or other securities. If the Fund buys the underlying instrument at the same time it sells the call, the strategy is often called a "buy-write" strategy. The long position in the underlying instrument is said to provide the "cover" as the shares can be delivered to the buyer of the call if he decides to exercise. Writing a call generates cash flow in the form of the premium paid by the option buyer. And if the stock price remains stable or increases, then the writer will be able to keep this cash flow as a profit, even though the profit may have been higher if no call were written. The risk of stock ownership is not eliminated. If the stock price declines, then the net position will likely lose money. If the stock rises beyond the strike price of the option the owner of the stock will be called out of the underlying ETF or security position and the Fund would not participate in the full upside of the market move as it would have if the buy-write program was not implemented and the Fund held long only exposure to the stock.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

•  Real estate securities and REITs risk—The risk that the Fund's performance will be affected by adverse developments in the real estate industry. Real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT's performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the U.S.

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21

The UBS Funds

More information about the fund—UBS Multi-Asset Income Fund

Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's statement of additional information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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The UBS Funds

More information about the fund—UBS U.S. Defensive Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments of US companies. Equity-related instruments include securities or other instruments that derive their value from equity securities and may include such instruments as short sales of equity securities, and futures and options on equity securities. The Fund will generally invest in equity securities of large and mid capitalization companies but is permitted to invest up to 15% of its net assets in small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States. In addition, up to 20% of the Fund's net assets may be invested in securities of foreign companies in developed countries, including long and short positions in foreign equity securities and securities with equity-like characteristics.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments of US companies.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, forward agreements and swap agreements.

The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may also invest in ETFs and similarly structured pooled investments in order to provide exposure to the equity markets while maintaining liquidity. The Fund may also engage in short sales of ETFs and similarly structured pooled investments in order to reduce exposure to certain sectors of the equity markets.

Securities selection

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In constructing the Fund's portfolio, the Advisor primarily uses fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, the Advisor buys securities "long" for the Fund's portfolio that it believes are underpriced and will outperform, and sells securities "short" that it believes are overpriced and will underperform. The Fund anticipates that it will normally maintain long positions in equity securities and securities with equity-like characteristics equal to 120% to 140% of the value of its net assets, short positions in equity securities and securities with equity-like characteristics equal to 20% to 40% of the value of its net assets and cash positions equal to 0% to 10% of the value of its net assets. The Fund's ability to fully implement its investment strategy may be affected by regulatory restrictions prohibiting short sales of certain securities that may be imposed from time to time.

In addition, the Advisor seeks to manage the Fund's equity risk in extreme down markets by utilizing an options-based strategy designed to reduce systematic market risk in the Fund's portfolio. The Advisor regularly purchases and sells exchange-traded and over-the-counter put and call options on securities and indices in

UBS Asset Management
23

The UBS Funds

More information about the fund—UBS U.S. Defensive Equity Fund order to limit the Fund's downside equity risk in extreme down markets. This strategy may often result in the Fund purchasing an index put option in combination with writing an index put option or a covered call option. The Advisor combines purchased and written options in this manner in order to customize the type and level of extreme market downside protection and to reduce the cost of such downside protection. This options overlay strategy, while expected to be beneficial in providing downside equity protection in extreme down markets, may also limit the Fund's returns in normal or rising markets. In addition, the strategy is not intended to provide downside protection from normal or modest market declines, and is not a total market hedge. The Advisor believes that this defensive options-based overlay strategy provides the Fund with reduced downside equity risk in extreme down markets in an efficient and price-sensitive manner, while enabling the Fund to participate, in part, in rising equity markets. However, under certain market conditions, the Advisor may, in its own discretion, not hedge equity market risk or employ the options-based strategy.

In employing these investment strategies for the Fund, the Advisor seeks to achieve equity-like returns or better with less than equity-like risk or volatility over a full market cycle. The Advisor does not represent or guarantee that the Fund will meet this goal.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may lend its portfolio securities to generate additional income.

More about short sales. When the Fund takes a long position in a security, the Advisor purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, the Advisor sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

The Fund's ability to fully implement its investment strategy may also be affected by the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds. For example, the Advisor restricts short sales in excess of a stated amount of the average daily trading volume of a stock if the Advisor deems it may negatively impact the market and drive down the price of a security that is also held in the Advisor's long only accounts and/or funds. In addition, the Advisor's procedures require short sales to be executed after long-only sell orders in the same stock if the long-only sell orders are in excess of a stated number of shares. This procedure may delay the short sales and therefore the price at which the short sale is executed. Therefore, the price may be lower than had the long-only order not taken precedence, and the potential benefit of the short sale would be reduced.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a

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24

The UBS Funds

More information about the fund—UBS U.S. Defensive Equity Fund single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

•  Short sales risk—There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

•  Options-based strategy risk—The Fund regularly purchases and sells exchange-traded and OTC put and call options in order to attempt to limit the Fund's downside risk in extreme down markets. The purchase and sale of exchange-traded and over-the-counter put and call options involves costs, which the Fund will incur on a regular basis, and, therefore, these costs may limit the Fund's returns in normal or rising markets. In addition, there is no guarantee that the Advisor's options-based strategy will provide the expected protection in extreme down markets.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the

UBS Asset Management
25

The UBS Funds

More information about the fund—UBS U.S. Defensive Equity Fund risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Writing call options—The Fund may write covered call options (in which the Fund owns the corresponding amount of the underlying instrument, such as specific securities) or uncovered call options (in which the Fund maintains assets for the term of the option having a value equal to the fluctuating market value of the optioned basket of securities, such as an index, marked-to-market daily). Writing a call generates cash flow in the form of the premium paid by the option buyer. If the price of the underlying security or basket of securities remains stable or in-

creases, then the writer will be able to keep this cash flow as a profit, even though the profit may have been higher if no call were written. If the price of the underlying security or basket of securities declines, then the net position will likely lose money.

•  Writing put options—The Fund may write put options (in which the Fund maintains assets in an amount not less than fluctuating market value of the exercise price of the option, marked-to-market daily at all times during the option period). In writing a put option, the Fund bears the risk that if the underlying instrument's price falls, the Fund could suffer a loss (less any premium received by the Fund for the option) because it would be required to pay a higher price for the underlying instrument than what the current market price of the instrument would be at the time of exercise of the option.

•  Leverage risk associated with financial instruments—Certain derivatives that the Fund may use may create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Limited capitalization risk—The risk that investments in small and mid capitalization size companies may be more volatile than investments in larger companies, as small and mid capitalization companies generally experience higher growth and failure rates than larger capitalization companies. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and this could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure than prices for larger companies.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external

UBS Asset Management
26

The UBS Funds

More information about the fund—UBS U.S. Defensive Equity Fund policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. In addition, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to buy, sell and to value than securities of US issuers.

•  Unseasoned company risk—The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they (i) may be dependent on a small number of products or services; (ii) may lack substantial capital reserves; and (iii) do not have proven track records.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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The UBS Funds

Managing your fund account

Flexible pricing

Each Fund offers three classes of shares–Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class P shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A and Class C shares of the Funds under Rule 12b-1 that allow the Funds to pay service and (for Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Funds are described in the following table:

Class A sales charges. UBS Multi-Asset Income Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

Class A sales charges. UBS U.S. Defensive Equity Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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The UBS Funds

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower on-going expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% (0.75% for the UBS Multi-Asset Income Fund) applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% (0.75% for the UBS Multi-Asset Income Fund) by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

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The UBS Funds

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P Shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggre-

gated to meet certain sales load breakpoints. Information you may need to provide to UBS AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the Funds, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P Shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

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The UBS Funds

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).
Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase.

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The UBS Funds

These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.075% of the value of shares of the UBS Multi-Asset Income Fund's portfolio and 0.10% of the value of shares of the UBS U.S. Defensive Equity Fund's portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to a Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of a Fund, any record keeping or sub-transfer agency fees payable by a Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to a Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A and Class C shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P shares:

To open an account	$5,000,000
To add to an account	$0

The Funds may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest.

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The UBS Funds

Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a de-

termination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to

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The UBS Funds

transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, and last, Class P.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own proce-

dures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

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The UBS Funds

Exchanging shares

You may exchange Class A or Class C shares of a Fund for shares of the same class of most other Family Funds. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Funds; use electronic funds transfer or wire to buy or sell shares of the Funds; change your address; and add or change account services by calling 1-800-647 1568.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are gen-

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The UBS Funds

uine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Funds may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Funds' principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Funds' transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Funds' transfer agent. If you transfer your shares to the Funds' transfer agent, the Funds' principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of a Fund in lieu of transfer, you will pay a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset

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The UBS Funds

value of the respective investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously.

Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Funds.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued

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The UBS Funds

at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

A Fund's portfolio investments may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Additional information about the Funds' current net asset value per share is available to investors on the Funds' Web Site at http://www.ubs.com/us/en/asset_ management/individual_investors/mutual_fund.html.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2015, the Advisor had approximately $150 billion in assets under management. The Advisor is an indirect, asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division (formerly, UBS Global Asset Management Division), which had approximately $695 billion in assets under management as of June 30, 2015. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for the portfolio managers of the Funds that are primarily responsible for coordinating the day-to-day management of the Funds.

UBS Multi-Asset Income Fund

Iain Barnes, Curt Custard, Andreas Koester and Philip Brides are the lead portfolio managers for the Fund. Messrs. Barnes, Custard, Koester and Brides have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Messrs. Barnes, Custard, Koester and Brides have responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.

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The UBS Funds

Iain Barnes is a portfolio manager within the Multi-Manager Solutions team and an Executive Director at UBS Asset Management. Mr. Barnes has been at UBS Asset Management since 2010. Prior to joining UBS Asset Management, Mr. Barnes worked at Schroders since 2000, where he was a portfolio manager for multi-manager portfolios. Mr. Barnes has been a portfolio manager of the Fund since its inception.

Curt Custard is Head of Global Investment Solutions and a Group Managing Director at UBS Asset Management. Mr. Custard has been at UBS Asset Management since 2008. Mr. Custard is also a member of the UBS Asset Management Executive Committee. Prior to joining UBS Asset Management, Mr. Custard was Global Head of Multi-Asset Solutions at Schroders since 2004. Prior to this, Mr. Custard was Chief Investment Officer of the Multi-Asset and Balanced Business of Allianz Global Investors in London since 2000. Mr. Custard has been a portfolio manager of the Fund since its inception.

Andreas Koester is Head of Asset Allocation and Currency in the Global Investment Solutions team and a Managing Director at UBS Asset Management. Mr. Koester has been at UBS Asset Management since 2009. Prior to joining UBS Asset Management, Mr. Koester worked at Schroders since 2005, where he was Head of US & European Multi-Asset Solutions and was also a member of their global asset allocation and alternative investment committees. Prior to joining Schroders, Mr. Koester worked for AXA Investment Managers since 2001 in various portfolio management and asset allocation roles. Mr. Koester has been a portfolio manager of the Fund since its inception.

Philip Brides is a portfolio manager in the Asset Allocation and Currency team within the Global Investment Solutions team. He is also a member of the Asset Allocation and Currency Committee. Mr. Brides has been at UBS Asset Management since July 2014. Prior to joining UBS Asset Management, Mr. Brides worked at BlackRock where he was responsible for managing global tactical asset allocation mandates for retail and institutional investors and, prior to that, was Co-Head of BlackRock's dynamic diversified growth strategy. Mr. Brides has been a portfolio manager of the Fund since 2014.

UBS U.S. Defensive Equity Fund

Thomas Digenan and Ian McIntosh are the members of the US Core/Value Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Digenan, as the head of the investment management team, leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. McIntosh works closely with Mr. Digenan on portfolio construction and ensuring that Fund investment objectives are met. Information about Messrs. Digenan and McIntosh is provided below.

Thomas J. Digenan is Head of US Core/Value Equities and a Managing Director at UBS Asset Management. Prior to that he had been a North American Equity Strategist at UBS Asset Management from 2001 to 2012. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since its inception.

Ian McIntosh is a Senior Portfolio Manager on the US Core/Value Equities team and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management in 2004, Mr. McIntosh was a Vice President at JP Morgan Fleming Asset Management. Mr. McIntosh has been a portfolio manager of the Fund since 2012.

The Funds' SAI provides information about the Funds' portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables as of the one month ended June 30, 2015. During the fiscal year ended June 30, 2015 the Funds paid the Advisor investment advisory fees as set forth in each respective Fund's expenses and fee table in the line item "Management fees."

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The UBS Funds

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Funds (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short, do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016. Thereafter, the expense limit for each Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund is available in the Funds' most-recent annual report to shareholders for the period ended June 30.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS Multi-Asset Income Fund	0.59%	N/A	0.59%
UBS U.S. Defensive Equity Fund	1.00%	$0 – $500 million	1.000%
		On the next $500 million – $1 billion	0.900
		Above $1 billion	0.850

Administrator

UBS AM (Americas) is also the administrator of the Funds. Each Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

Each Fund will generally post on its Web Site at http://www.ubs.com/us/en/
asset_management/individual_investors/
mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar quarter end, 25 calendar days after the end of the calendar quarter. The UBS U.S. Defensive Equity Fund will generally post on the Web Site its five largest short positions, as of the most recent calendar quarter end, 25 days after the end of each calendar quarter.

Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/us/en/
asset_management/individual_investors/
mutual_fund.html. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

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The UBS Funds

Dividends and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The UBS U.S. Defensive Equity Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually and will distribute net realized capital gains, if any, at least annually, usually in December. The UBS Multi-Asset Income Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly and will distribute net realized capital gains, if any, semi-annually, usually in September and December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Funds are required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis

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The UBS Funds

of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Funds' default method of average cost, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Funds' default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from US withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from US withholding for interest-related dividends paid by a Fund from its qualified net interest income from US sources and short-term capital gain dividends have expired for taxable years of the Fund that began on or after January 1, 2015. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund: (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2015 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2015 and the Report are incorporated by reference into the SAI.

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UBS Multi-Asset Income Fund—Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2015	2014	2013	June 30, 2012[3]
Net asset value, beginning of year	$10.56	$10.03	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.25	0.28	0.29	0.04
Net realized and unrealized gain (loss)	(0.27)	0.59	0.11	0.01
Net increase from payment by Advisor	—	0.01	—	—
Total income (loss) from investment operations	(0.02)	0.88	0.40	0.05
Less dividends/distributions:
From net investment income	(0.38)	(0.31)	(0.33)	(0.05)
From net realized gains	(0.62)	(0.04)	(0.04)	—
Total dividends/distributions	(1.00)	(0.35)	(0.37)	(0.05)
Net asset value, end of year	$9.54	$10.56	$10.03	$10.00
Total investment return[2]	(0.31)%	8.94%[5]	3.98%	0.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.40%	1.64%	1.76%	2.97%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%[4]
Net investment income	2.48%	2.69%	2.83%	2.32%[4]
Supplemental data:
Net assets, end of year (000's)	$3,102	$15,949	$24,390	$2,743
Portfolio turnover rate	86%	130%	116%	17%

	Class P
	Year ended June 30,		For the period ended
	2015	2014	2013	June 30, 2012[3]
Net asset value, beginning of year	$10.57	$10.03	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.25	0.29	0.31	0.06
Net realized and unrealized gain (loss)	(0.25)	0.61	0.12	(0.01)
Net increase from payment by Advisor	—	0.01	—	—
Total income from investment operations	0.00	0.91	0.43	0.05
Less dividends/distributions:
From net investment income	(0.40)	(0.33)	(0.36)	(0.05)
From net realized gains	(0.62)	(0.04)	(0.04)	—
Total dividends/distributions	(1.02)	(0.37)	(0.40)	(0.05)
Net asset value, end of year	$9.55	$10.57	$10.03	$10.00
Total investment return[2]	(0.07)	9.32%[5]	4.23%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.19%	1.17%	1.50%	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%[4]
Net investment income	2.51%	2.83%	3.01%	3.42%[4]
Supplemental data:
Net assets, end of year (000's)	$8,409	$56	$26,077	$25,118
Portfolio turnover rate	86%	130%	116%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,			For the period ended
	2015	2014	2013	June 30, 2012[3]
Net asset value, beginning of year	$10.56	$10.02	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.16	0.20	0.22	0.03
Net realized and unrealized gain (loss)	(0.27)	0.60	0.10	0.01
Net increase from payment by Advisor	—	0.01	—	—
Total income (loss) from investment operations	(0.11)	0.81	0.32	0.04
Less dividends/distributions:
From net investment income	(0.31)	(0.23)	(0.26)	(0.04)
From net realized gains	(0.62)	(0.04)	(0.04)	—
Total dividends/distributions	(0.93)	(0.27)	(0.30)	(0.04)
Net asset value, end of year	$9.52	$10.56	$10.02	$10.00
Total investment return[2]	(1.13)%	8.26%[5]	3.14%	0.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.17%	2.39%	2.52%	3.81%[4]
Expenses after fee waivers and/or expense reimbursement	1.70%	1.70%	1.70%	1.70%[4]
Net investment income	1.58%	1.91%	2.09%	1.82%[4]
Supplemental data:
Net assets, end of year (000's)	$6,429	$7,577	$8,824	$1,164
Portfolio turnover rate	86%	130%	116%	17%

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

5  During the year ended June 30, 2014, the Advisor reimbursed the Fund for a trading error in the amount of $32,823. If payment from Advisor was not made, total return would have been 8.84%, 8.16% and 9.22% for Class A, C and P, respectively.

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UBS U.S. Defensive Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.84	$10.81	$8.66	$8.94	$7.01
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.01)	(0.03)	0.02	0.02
Net realized and unrealized gain (loss)	1.09	2.04	2.20	(0.29)	1.91
Total income (loss) from investment operations	1.07	2.03	2.17	(0.27)	1.93
Less dividends/distributions:
From net investment income	—	—	(0.02)	(0.01)	—
Net asset value, end of year	$13.91	$12.84	$10.81	$8.66	$8.94
Total investment return[2]	8.33%	18.78%	25.04%	(3.02)%	27.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.81%	3.80%	4.79%	3.21%	2.54%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.24%	2.15%	2.81%	2.21%	2.03%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	(0.19)%	(0.11)%	(0.34)%	0.26%	0.24%
Supplemental data:
Net assets, end of year (000's)	$9,331	$11,473	$9,072	$9,682	$16,726
Portfolio turnover rate	57%	60%	58%	85%	85%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.87	$10.80	$8.65	$8.94	$7.01
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.01	(0.01)	0.04	0.04
Net realized and unrealized gain (loss)	1.08	2.06	2.19	(0.29)	1.92
Total income (loss) from investment operations	1.10	2.07	2.18	(0.25)	1.96
Less dividends/distributions:
From net investment income	—	—	(0.03)	(0.04)	(0.03)
Net asset value, end of year	$13.97	$12.87	$10.80	$8.65	$8.94
Total investment return[2]	8.55%	19.17%	25.26%	(2.80)%	27.91%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.59%	3.53%	4.51%	2.85%	2.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.00%	1.90%	2.57%	1.93%	1.78%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.13%	0.12%	(0.09)%	0.50%	0.48%
Supplemental data:
Net assets, end of year (000's)	$5,031	$2,146	$2,950	$3,806	$10,764
Portfolio turnover rate	57%	60%	58%	85%	85%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

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	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.36	$10.48	$8.45	$8.78	$6.93
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.12)	(0.10)	(0.11)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.05	1.98	2.14	(0.29)	1.89
Total income (loss) from investment operations	0.93	1.88	2.03	(0.33)	1.85
Less dividends/distributions:
From net investment income	—	—	—	—	—
Net asset value, end of year	$13.29	$12.36	$10.48	$8.45	$8.78
Total investment return[2]	7.52%	17.94%	24.02%	(3.76)%	26.70%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.68%	4.61%	5.61%	4.04%	3.36%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.01%	2.90%	3.59%	2.96%	2.78%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.91)%	(0.87)%	(1.13)%	(0.49)%	(0.52)%
Supplemental data:
Net assets, end of year (000's)	$2,464	$2,401	$2,632	$3,141	$5,029
Portfolio turnover rate	57%	60%	58%	85%	85%

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Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

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UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Funds' annual and semiannual reports and the SAI, and discuss your questions about the Funds, by contacting the Funds directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

©UBS 2015. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc
is a subsidiary of UBS Group AG.

S1603

The UBS Funds

Prospectus

The UBS Funds

Prospectus

October 28, 2015

UBS Equity Long-Short Multi-Strategy Fund

Class: A: BMNAX, C: BMNCX, P: BMNYX

The Board of Trustees of the Trust on July 6, 2015 approved certain actions to liquidate and dissolve the Fund. The liquidation was expected to be completed on or about September 24, 2015. In connection with the liquidation, the Board approved, effective July 27, 2015, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds, and the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore the Fund no longer offers shares for purchase. Shareholders of the Fund on or about September 24, 2015 had their accounts liquidated and the proceeds delivered to them.

This prospectus offers Class A, Class C and Class P shares in one of the fourteen series of The UBS Funds (the "Trust") listed above (the "Fund").

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds
What every investor should know about the fund
Fund summary	Page 3
More information about the fund
Investment objective, strategies, securities selection and risks	Page 8
Your investment
Information for managing your fund account
Managing your fund account	Page 13
—Flexible pricing	Page 13
—Buying shares	Page 17
—Selling shares	Page 20
—Exchanging shares	Page 21
—Pricing and valuation	Page 22
Additional information
Additional important information about the fund
Management	Page 24
Disclosure of portfolio holdings	Page 26
Dividends and taxes	Page 26
Financial highlights	Page 29
Where to learn more about the fund	Back cover

Please find the UBS family of funds privacy notice on page 32 of this prospectus.

Please find the UBS Asset Management business continuity planning overview on page 33 of this prospectus.

The fund is not a complete or balanced investment program.

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UBS Equity Long-Short Multi-Strategy Fund
Fund summary

Investment objective

The Fund seeks to preserve and grow capital with low correlation to the equity markets.

Fees and expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge waiver or discount if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts and waivers, as well as eligibility requirements for each share class, is available from your financial advisor and in "Managing your fund account" on page 13 of the Fund's prospectus and in "Reduced sales charges, additional purchase, exchange and redemption information and other services" on page 62 of the Fund's statement of additional information ("SAI").

Shareholder fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None[1,2]	1.00%[2]	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class P
Management fees[2]	1.25%		1.25%		1.25%
Distribution and/or service (12b-1) fees	0.25	[2]	1.00	[2]	None
Other expenses:
Dividend expense and security loan fees for securities sold short	2.58		2.56		2.56
Other	2.86		2.47		2.20
Total other expenses	5.44		5.03		4.76
Acquired fund fees and expenses	0.01		0.01		0.01
Total annual fund operating expenses[3]	6.95		7.29		6.02
Less management fee waiver/expense reimbursements	2.61		2.22		1.95
Total annual fund operating expenses after management fee waiver/expense reimbursements[2,3,4]	4.34		5.07		4.07

1  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

2  In connection with the liquidation, expected to be completed on or about September 24, 2015, the Board approved, effective July 27, 2015, the waiver of the investment advisory fee of 1.25% of average net assets, the waiver of the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares, and the elimination of all CDSCs assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares will not be waived. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange. These changes are not reflected in the fee and expense tables above or the expense example below.

3  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after management fee waiver/expense reimbursements" will differ from those presented in the Financial highlights.

4  The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold

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short), through the period ending October 27, 2016, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs described in the example reflect the expenses of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$961	$2,258	$3,505	$6,414
Class C (assuming sale of all shares at end of period)	607	1,931	3,290	6,425
Class C (assuming no sale of shares)	507	1,931	3,290	6,425
Class P	409	1,612	2,790	5,633

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.

Principal strategies
Principal investments

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments. Equity-related instruments include securities or other instruments that derive their value from equity securities and may include such instruments as short sales of equity securities, swaps on equity securities, and futures and options on equity securities. Investments by the Fund in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed countries (including the United States) and emerging markets. The Fund's equity investments may include large, intermediate and small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. The Fund also may invest in securities convertible into equity securities.

The Fund may, but is not required to, use exchange-traded or over-the-counter ("OTC") derivative instruments for risk management purposes or as part of the Fund's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include options, futures, forward agreements and swap agreements (specifically, portfolio, total return and currency swaps). All of these derivatives may be used for risk management purposes, such as hedging against a specific security or currency, or to manage or adjust the risk profile of the Fund. In addition, all of the derivative instruments listed above may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; to obtain exposure to certain markets; or to establish net short positions for individual markets, currencies or securities.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering ("IPO"). To the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may borrow money from banks to purchase investments for the Fund. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Management process

The Fund seeks to maximize total returns by allocating its assets among one or more distinct equity investment strategies (each a "Fund component" and together, the "Fund components"), which are managed by portfolio management teams at the Advisor. Each Fund component is unique in terms of the source of its investment insight, its geographic focus, or both. A Fund component will purchase securities long that it believes will outperform the market, other Fund securities or both, and sell securities short that are expected to underperform the market, other Fund securities or both. The Fund engages in its long/short strategies in order to generate returns with low correlations to equity markets.

The Advisor selects Fund components and allocates the Fund's assets among the Fund components based on each Fund component's expected contribution to the

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risk adjusted investment return of the Fund. Fund components are chosen by the Advisor in part because the Fund components demonstrate a low correlation of returns versus equity markets and among each other. The Advisor intends to allocate assets among the Fund components with the goal of providing returns for the Fund that are a function of the Advisor's stock-level investment insights rather than a function of broad market movements.

In deciding the Fund's allocation to each Fund component, the Advisor utilizes analytical tools that enable the Advisor to view the entire investment portfolio of the Fund across all underlying components in order to best assess the allocation of Fund assets among these components based on alpha potential and contribution to volatility and to monitor the impact of individual stock positions, both long and short positions, on the Fund's entire portfolio.

The Fund components utilize fundamental valuation, quantitative research or a combination of both to construct a portfolio. The investment decisions for certain Fund components are based on price/value discrepancies as identified by the Advisor's fundamental valuation process. In selecting securities utilizing the fundamental valuation process, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The investment decisions for other Fund components are based on investment opportunities generated by quantitative research techniques that systematically exploit market anomalies to provide consistent excess returns for the Fund.

The Fund's expected net equity market exposure (long market value – short market value) will typically range from 10% to 50%; however, in response to market conditions the Fund may adjust its net equity market exposure. The Fund's net equity market exposure may range from -25% to +75% and at the same time will comply with all leverage restrictions required by Section 18 of the 1940 Act and subsequent determinations of the SEC and any other regulatory limitations. The Fund may hold a substantial portion of its total assets in cash when the Fund maintains a net short equity market position. By taking both long and short positions, the Fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

Main risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Management risk: The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results.

Short sales risk: There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

Foreign investing risk: The value of the Fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Also, foreign securities are sometimes less liquid and more difficult to sell and to value than securities of US issuers. These risks are greater for investments in emerging market issuers. In addition, investments in emerging market issuers may decline in value because of unfavorable foreign government actions, greater risks of political instability or the absence of accurate information about emerging market issuers.

Multi-strategy risk: The risk that the Fund may allocate assets to a Fund component that underperforms other strategy types.

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Market risk: The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

Derivatives risk: The value of "derivatives"—so called because their value "derives" from the value of an underlying asset, reference rate or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that a counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, many types of swaps and other non-exchange traded derivatives may be subject to liquidity risk, credit risk and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.

Leverage risk associated with financial instruments: The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Leverage risk associated with borrowing: The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund would be less than if borrowing were not used.

Limited capitalization risk: The risk that securities of smaller capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies. This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund's ability to purchase or sell these securities. In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

IPOs risk: The purchase of shares issued in IPOs may expose the Fund to the risks associated with issuers that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares may be volatile, and share prices of newly-public companies may fluctuate significantly over a short period of time.

Portfolio turnover risk: High portfolio turnover from frequent trading will increase the Fund's transaction costs (including brokerage commissions and dealer costs) and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Performance

Risk/return bar chart and table

The performance information that follows shows the Fund's performance information in a bar chart and an average annual total returns table. The information provides some indication of the risks of investing in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. Index reflects no deduction for fees, expenses or taxes. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On September 5, 2012 the Fund's investment strategy changed. The performance information below, prior to that date, is attributable to the Fund's previous investment strategy. Updated performance for the Fund is available at www.ubs.com/us-mutualfundperformance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class P shares' after-tax returns shown.

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Total return

Total return January 1 - August 31, 2015: 3.77%
Best quarter during calendar years shown—1Q 2013: 6.38%
Worst quarter during calendar years shown—3Q 2012: (1.58)%

Average annual total returns (figures reflect sales charges)
(for the periods ended December 31, 2014)

Class (inception date)	1 year	Life of class
Class A (6/30/10)
Return before taxes	0.66%	0.72%
Class C (6/30/10)
Return before taxes	4.72	1.23
Class P (6/30/10)
Return before taxes	6.78	2.26
Return after taxes on distributions	6.36	2.17
Return after taxes on distributions and sale of fund shares	4.18	1.74
Citigroup Three-Month US Treasury Bill Index	0.03	0.07

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) serves as the investment advisor to the Fund.

Portfolio managers

•  John Leonard, portfolio manager of the Fund since 2012.

•  Ian Paczek, portfolio manager of the Fund since its inception.

•  Ian McIntosh, portfolio manager of the Fund since 2012.

Purchase & sale of fund shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. In general, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.

Tax information

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's Web site for more information.

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The UBS Funds

More information about the fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to preserve and grow capital with low correlation to the equity markets. The Fund's investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal investment strategies

In order to achieve the Fund's investment objective, the Advisor allocates the Fund's assets among the Fund components, which are managed by portfolio management teams at the Advisor. Each Fund component principally focuses its investments in equity securities.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and/or equity-related instruments. Equity-related instruments include securities or other instruments that derive their value from equity securities and may include such instruments as short sales of equity securities, swaps on equity securities, and futures and options on equity securities. Investments by the Fund in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed countries (including the United States) and emerging markets. The Fund's equity investments may include large, intermediate and small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. The Fund also may invest in securities convertible into equity securities.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund's investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, total return rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include options, futures, forward agreements, total return swap agreements, equity participation notes and equity-linked notes. The Fund may establish net short or net long positions for individual markets, currencies and securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund may invest in derivatives to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund seeks to maximize total returns by allocating its assets among the Fund components. Each Fund component is unique in terms of the source of its investment insight, its geographic focus, or both. A Fund component will purchase securities long that it believes will outperform the market, other Fund securities or both, and sell securities short that are expected to underperform the market, other Fund securities or both. The Fund engages in its long/short strategies in order to generate returns with low correlations to equity markets.

The Advisor selects Fund components and allocates the Fund's assets among the Fund components based on each Fund component's expected contribution to the risk adjusted investment return of the Fund. Fund components are chosen by the Advisor in part because the Fund components demonstrate a low correlation of returns versus equity markets and among each other. The Advisor intends to allocate assets among the Fund components with the goal of providing returns for the Fund that are a function of the Advisor's stock-level investment insights rather than a function of broad market movements.

In deciding the Fund's allocation to each Fund component, the Advisor utilizes analytical tools that enable the Advisor to view the entire investment portfolio of the Fund across all underlying components in order to best assess the allocation of Fund assets among these components based on alpha potential and contribution to volatility and to monitor the impact of individual stock positions, both long and short positions, on the Fund's entire portfolio.

The Fund's expected net equity market exposure (long market value – short market value) will typically range from 10% to 50%; however, in response to market conditions the Fund may adjust its net equity market exposure. The Fund's net equity market exposure may range from -25% to +75% and at the same time will comply with all leverage restrictions required by Section 18 of the 1940 Act and subsequent determinations of the SEC and any other regulatory limitations.

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The UBS Funds

More information about the fund

The Fund may hold a substantial portion of its total assets in cash when the Fund maintains a net short equity market position. By taking both long and short positions, the Fund seeks to provide some protection in down markets when compared to a fund that takes only long positions.

More about short sales. When the Fund takes a long position in a security, the Advisor purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, the Advisor sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received. Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

The Fund's ability to fully implement its investment strategy may also be affected by the Advisor's written procedures designed to address potential conflicts that exist where the Advisor manages both long-only and long/short accounts and/or funds. For example, the Advisor restricts short sales in excess of a stated amount of the average daily trading volume of a stock if the Advisor deems it may negatively impact the market and drive down the price of a security that is also held in the Advisor's long only accounts and/or funds. In addition, Advisor's procedures require short sales to be executed after long-only sell orders in the same stock if the long-only sell orders are in excess of a stated number of shares. This procedure may delay the short sales and therefore the price at which the short sale is executed. Therefore, the price may be lower than had the long-only order not taken precedence, and the potential benefit of the short sale would be reduced.

The Fund may also invest in cash or cash equivalent instruments. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents which may affect its ability to pursue its investment objective.

The Fund may lend its portfolio securities to generate additional income. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Securities selection

Each Fund component primarily utilizes fundamental valuation, quantitative research or a combination of both to construct its portfolio.

Fundamental Valuation. The investment decisions with respect to certain Fund components are based upon price/value discrepancies as identified by the Advisor's fundamental valuation process.

In selecting securities according to the Advisor's fundamental valuation process, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. In selecting securities to be held as long positions in the Fund, the Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. In selecting securities to be held as short positions in the Fund, the Advisor will select a security whose fundamental value it estimates to be less than its market value at any given time.

For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of long and short stock positions across industries and countries with meaningful relative price/value discrepancies.

Quantitative Research. A portion of the Advisor's investment decisions with respect to the Fund's portfolio

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9

The UBS Funds

More information about the fund

are based upon investment opportunities generated by quantitative research techniques.

The Advisor's quantitative discipline is predicated on the belief that there are many frequently reoccurring market opportunities that can be identified and systematically exploited to provide the Fund with consistent excess returns. In identifying these market opportunities, the Advisor seeks to systematically rank securities as to their relative attractiveness based on a specific set of factors. The Advisor uses a multi-factor model to evaluate stocks on a combined matrix of five dimensions: valuation, growth, capital use, quality and market behavior while acknowledging distinct factors can drive performance in different equity markets and in various sectors. The measures, together with the securities' respective risk attributions, form the building blocks of the targeted portfolio.

More about risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other risks presented by an investment in the Fund are:

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund. In addition, while it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

•  Short sales risk—There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

•  Foreign investing risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. In addition, political, diplomatic, or regional conflicts, terrorism or war, social and economic instability, and internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity may affect the value and liquidity of foreign securities. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. In addition, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Multi-strategy risk—The risk that the Fund may allocate assets to a Fund component that underperforms other Fund components. For example, the Fund may be overweighted in quantitatively oriented strategies when such strategy types are being outperformed by more fundamentally-oriented strategies.

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The UBS Funds

More information about the fund

•  Market risk—The risk that the market value of the Fund's investments may fluctuate, sometimes rapidly or unpredictably, as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry, or sector of the economy, or it may affect the market as a whole.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, total return rates, or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). With respect to futures and certain swaps, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of a futures commission merchant ("FCM") with which the Fund has an open position in a futures or swaps contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty. The Fund is also subject to the risk that the FCM could use the Fund's assets to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). The Fund's use of derivatives may cause it to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. Finally, the regulation of swaps and other derivatives is a rapidly changing area of law and it is not possible to predict fully the effects of current or future regulation. It is possible that developments in government regulation of various types of derivatives could affect the character, timing and amount of the Fund's taxable income or gains; may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy; and could adversely affect the Fund's ability to achieve its investment objective. The Fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

•  Leverage risk—The Fund may borrow money from banks to purchase investments, which is a form of leverage, or utilize certain derivatives, which may create leverage. If the Fund borrows money to purchase securities and its investments decrease in value, the Fund's losses will be greater than if it did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Certain derivatives, including total return swaps, that the Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivatives.

•  Limited capitalization risk—The risk that investments in small and intermediate capitalization companies may be more volatile than investments in larger companies, as small and intermediate size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a dis-

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The UBS Funds

More information about the fund

proportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  IPOs risk—Companies involved in initial public offerings ("IPOs") generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

•  Securities lending risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified broker-dealers and financial institutions who provide collateral to the Fund in connection with these loans. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•  Portfolio turnover risk—High portfolio turnover from frequent trading will increase the Fund's transaction costs (including brokerage commissions and dealer costs) and may increase the portion of the Fund's capital gains that are realized for tax purposes in any given year. This, in turn, may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of the Fund's realized capital gains that is considered "short-term" for tax pur-

poses. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. The Fund does not restrict the frequency of trading in order to limit expenses or the tax effect that its distributions may have on shareholders.

Other information

Exclusion of Advisor from commodity pool operator definition—With respect to the Fund, the Fund's Advisor has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Fund's statement of additional information ("SAI"). Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion at this time, the Fund will limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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The UBS Funds

Managing your fund account

Flexible pricing

The Fund offers three classes of shares—Class A, Class C and Class P. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund. Class P shares are only available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A and Class C shares of the Fund under Rule 12b-1 that allow the Fund to pay service and (for Class C shares) distribution fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 distribution fees for Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in the Fund. The Fund's Class A shares pay an annual service (12b-1) fee of 0.25% of average net assets on an ongoing basis. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A sales charges

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over[1]	None	None	May pay up to 1.00[2]

1  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

2  For sales of $1 million or more, UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million and 0.75% on the next $2 million.

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The UBS Funds

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class P shares, which have lower ongoing expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets for the Fund. Class C shares of the Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for the Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS Group AG ("UBS") and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with UBS AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

10.  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

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The UBS Funds

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000;

•  Redemptions of shares purchased through certain retirement plans; and

•  Broker-dealers or other financial institutions that have entered into an agreement with UBS AM (US) to offer Class A shares through a no-load network or platform or self-directed investment brokerage accounts, in which clients may or may not pay a transaction fee to the broker-dealer or financial institution.

Sales charge reductions for Class A shares right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C and/or Class P shares of Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS AM (US) serves as principal underwriter)1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C and/or Class P shares, as well as those Class A, Class C and/or Class P shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C and/or Class P shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C and/or Class P shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of Intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds.1 Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class C and/or Class P shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period

1  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Fund's SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS AM (US). You will also need to notify UBS AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints.

Information you may need to provide to UBS AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution arrangements and the applicable sales charge reductions and waivers is available on the Fund's Web Site, free of charge, at http://www.ubs.com/us/en/asset_management/
individual_investors/mutual_fund.html.

Class P shares

Shareholders pay no front-end or deferred sales charges on Class P shares. UBS AM (US), the principal underwriter of the Fund, may make payments out of its own resources to certain affiliated dealers (e.g., UBS Financial Services Inc.) and, from time to time, unaffiliated dealers in UBS AM (US)'s sole discretion. Only specific types of investors can purchase Class P shares.

The following are eligible to purchase Class P shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares (now designated Class P shares);

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

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The UBS Funds

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing Fund shares for their clients as part of an advisory program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Fund's Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in the Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS AM (Americas) and UBS AM (US), as long as the employee establishes an account in his or her name directly at the Fund's transfer agent and purchases a minimum initial amount of $50,000;

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Fund's transfer agent; and

•  Investors who are clients of a wrap fee advisory program, including those programs sponsored by UBS AM (Americas) or its affiliates, and who invest a minimum initial amount of $1,000 (with a minimum subsequent investment of $100), unless waived by agreement or otherwise with UBS AM (US).

Class P shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class P shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Fund has entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased

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The UBS Funds

shares directly from the Fund. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

Additional compensation to affiliated dealer

UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.0875% of the value of shares of the Fund's portfolio that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. These payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s)

UBS AM (US) or the Advisor may pay compensation, out of the Advisor's profits and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. These payments are often referred to as "revenue sharing." Revenue sharing payments are paid in addition to any distribution or servicing fees payable under a 12b-1 or service plan of the Fund, any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee tables or elsewhere in the prospectus or SAI. Revenue sharing payments are paid from the Advisor's own resources and not as an additional charge to the Fund.

The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Advisor and the financial institution or any combination thereof. The amount of the revenue share may be different for different financial institutions. For specific information about revenue sharing arrangements for a particular financial institution please see the SAI.

In some circumstances, revenue sharing payments may create an incentive for a financial institution, its employees or associated persons to recommend or sell shares of the Fund to you. You should consult with your financial advisor and review carefully any disclosure by the financial institution as to compensation received.

Minimum investments:

Class A and Class C shares (except retirement accounts):

To open an account	$1,000
To add to an account	$100

Class A and Class C shares (retirement accounts):

To open an account	$250
To add to an account	$25

Class P shares:

To open an account	$5,000,000
To add to an account	$0

The Fund may waive or reduce these amounts for (or as otherwise noted in the prospectus):

•  Employees of UBS AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plan.

Market timers. The interests of the Fund's long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase the Fund's transaction costs, administrative costs or taxes. These factors may hurt the Fund's performance and its shareholders.

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The UBS Funds

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if the Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. The Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. The Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS AM (Americas), as the Fund's Advisor and Administrator, determines to be a market timer. UBS AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Fund's transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS AM (Americas) will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into the Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS AM (Americas) detects an unusual pattern of trading activity, UBS AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS AM (Americas) will require the Financial Intermediary to block the particular plan from further purchases of Fund shares. UBS AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Fund and UBS AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the

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The UBS Funds

Financial Intermediary rather than applying the Fund's market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS AM (Americas). The Chief Compliance Officer of UBS AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Fund and UBS AM (Americas) may rely may include broker-dealers, advisors, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Fund. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Fund's principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class P.

If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Fund's transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Fund reserves the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect the Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash. The securities included in a redemption in kind may include illiquid securities that may not be immediately saleable.

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the Fund may not be able to maintain your account. If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

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The UBS Funds

Exchanging shares

You may exchange Class A or Class C shares of the Fund for shares of the same class of most other Family Funds. You also may exchange Class P shares for shares of the same class of most other Family Funds, although you may not be able to exchange your shares for Class P shares of the series of PACE Select Advisors Trust until certain operational procedures are implemented by UBS Financial Services, Inc. Please contact your investment professional for further information.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund. Further, other Family Funds may have different eligibility requirements for purchase. You may not be able to exchange your shares if you are not eligible to purchase shares of the other Family Fund.

You may exchange shares of one fund for shares of another Family Fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Fund's transfer agent, you may exchange your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in this Fund or any other of the Family Funds through the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Fund's transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

BNY Mellon Investment Servicing (US) Inc.
UBS Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Unless you specifically elect otherwise, you will receive telephone privileges when you open your account, allowing you to obtain your account information, and conduct a number of transactions by phone, including: buy, sell, or exchange shares of the Fund; use electronic funds transfer or wire to buy or sell shares of the Fund; change your address; and add or change account services by calling 1-800-647 1568.

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The UBS Funds

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request account information and also may record calls. To help safeguard your account, keep your account information confidential and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account. Certain methods of contacting us (such as by phone) may be unavailable or delayed during periods of unusual market activity. If you have telephone privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing.

Note that telephone privileges may not be available to all Family Funds. The Fund may modify, suspend or terminate telephone privileges at any time. For more information, you should contact your investment professional or call 1-800-647 1568.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, BNY Mellon Investment Servicing (US) Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from BNY Mellon Investment Servicing (US) Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class of shares as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective

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The UBS Funds

investment company. Investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are normally valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The Trust's Board of Trustees has delegated to the UBS AM (Americas)' Global Valuation Committee the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; investments of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces that influence the market in which the investments are purchased and sold.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously.

Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the investments being valued at a price different from the price that would have been determined had the evaluation or formula method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that the Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM (Americas), the investment advisor of the Fund.

Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at approximately the time at which the Fund determines its net asset value per share. As a result, the Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued

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The UBS Funds

at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Fund may invest in investments that trade primarily in foreign markets that trade on weekends or other days on which the Fund does not calculate its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), a Delaware corporation located at 1285 Avenue of the Americas, New York, NY 10019, is an investment advisor registered with the SEC. UBS AM (Americas) serves as the investment advisor to the Fund by managing the investment of assets of the Fund. As of June 30, 2015, the Advisor had approximately $150 billion in assets under management. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division (formerly, UBS Global Asset Management Division), which had approximately $695 billion in assets under management as of June 30, 2015. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services group of industries.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within the investment management team that is primarily responsible for coordinating the day-to-day management of the Fund.

John Leonard, Ian Paczek and Ian McIntosh are the members of the investment management team primarily responsible for the day-to-day management of the Fund and the allocation decisions among the Fund components. Mr. Leonard as the head of the investment management team leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Paczek works closely with Mr. Leonard on portfolio construction and ensuring that Fund investment objectives are met. Mr. McIntosh works closely with Mr. Leonard and team on long/short aspects of portfolio construction for the Fund. Information about Messrs. Leonard, Paczek and McIntosh is provided below.

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The UBS Funds

John C. Leonard is Global Head of Equities and a Member of the UBS Group Managing Board. Mr. Leonard has been an investment professional with UBS Asset Management since 1991 and a portfolio manager of the Fund since 2012.

Ian Paczek is a Senior Portfolio Manager and an Executive Director at UBS Asset Management. He is responsible for the portfolio management of Global, European and UK Equity portfolios and for ongoing development work on the Portfolio Optimization Platform (POP). Prior to joining UBS Asset Management in 2004, Mr. Paczek was at JP Morgan Fleming Asset Management as Senior Quantitative Analyst in the International Structured Equity team. Mr. Paczek has been a portfolio manager of the Fund since its inception.

Ian McIntosh is a Senior Portfolio Manager on the U.S. Core/Value Equities team and a Managing Director at UBS Asset Management. Prior to joining UBS Asset Management in 2004, Mr. McIntosh was a Vice President at JP Morgan Fleming Asset Management. Mr. McIntosh has been a portfolio manager of the Fund since 2012.

The Fund's SAI provides information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The effective investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by the Fund, are presented in the following table as of the one month ended June 30, 2015. Dur-

ing the fiscal year ended June 30, 2015 the Fund paid the Advisor investment advisory fees as set forth in the Fund's expenses and fee table in the line item "Management fees."

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the ordinary operating expenses of the Fund (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the amounts listed in the footnotes to the Expense Table. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the period ending October 27, 2016. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of the Fund is available in the Fund's most-recent annual report to shareholders for the period ended June 30.

	Effective gross advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2015	Assets under management	Fee
UBS Equity Long-Short Multi-Strategy Fund	1.25%	N/A	1.250%

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The UBS Funds

Administrator

UBS AM (Americas) is also the administrator of the Fund. The Fund pays UBS AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The Fund will generally post on its Web Site at http://www.ubs.com/us/en/asset_management/individ-
ual_investors/mutual_fund.html, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 35 calendar days after the end of the calendar quarter. The Fund will generally post on the Web Site its ten largest long and its five largest short positions, as of the most recent calendar quarter end, 35 days after the end of each calendar quarter. The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for the Fund will be posted on the Fund's Web Site at http://www.ubs.com
/us/en/asset_management/individual_investors/mu-
tual_fund.html. Please consult the Fund's SAI for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Dividends and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Classes with higher expenses are expected to have lower income dividends.

You will receive income dividends and capital gain distributions in additional shares of the same class of the Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

Annual statements—Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid "buying a dividend"—At the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares

UBS Asset Management
26

The UBS Funds

an income dividend or capital gains distribution is sometimes known as "buying a dividend."

Taxes

Fund distributions—The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares—If you are a taxable investor, when you sell or redeem your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. The Fund is required to report to you and the Internal Revenue Service ("IRS") annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 ("covered shares"). Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Their default method for cost basis reporting may be different than the Fund's default method. Tax-advantaged retirement accounts will not be affected.

Medicare tax—An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding—By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes—Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors—Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. An exemption from US withholding tax is provided for capital gain dividends paid by the Fund from long-term capital gains, if any. The exemptions from US withholding for interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends have expired for taxable years of the Fund that began on or after January 1, 2015. It is unclear as of the date of this prospectus whether Congress will reinstate the exemptions for interest-related and short-term capital gain dividends or, if reinstated, whether such exemptions would have retroactive effect. However, notwithstanding such exemptions from

UBS Asset Management
27

The UBS Funds

US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements—Under the Foreign Account Tax Compliance Act ("FATCA"), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund: (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions or non-financial foreign entities, that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of US-owned foreign investment accounts. The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of "Dividends and taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

UBS Asset Management
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The UBS Funds

Financial highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Fund's independent registered public accounting firm, Ernst & Young LLP, whose unqualified report thereon (the "Report") appears in the Fund's Annual Report to Shareholders dated June 30, 2015 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Fund's financial statements for the fiscal year ended June 30, 2015 and the Report are incorporated by reference into the SAI.

UBS Asset Management
29

UBS Equity Long-Short Multi-Strategy Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.37	$10.06	$9.43	$9.70	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.32)	(0.27)	(0.19)	(0.22)	(0.20)
Net realized and unrealized gain (loss)	1.19	0.58	0.82	(0.04)	(0.12)
Total income (loss) from investment operations	0.87	0.31	0.63	(0.26)	(0.32)
Redemption fees	0.00[3]	—	0.00[3]	0.00[3]	0.02
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of year	$11.06	$10.37	$10.06	$9.43	$9.70
Total investment return[2]	8.46%	3.08%	6.68%	(2.73)%	(3.00)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.94%	6.29%	6.61%	5.76%	5.26%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.33%	4.05%	3.93	4.25%	4.13%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%	1.75%	1.75	1.75%	1.75%
Net investment loss	(3.02)%	(2.68)%	(2.04)%	(2.27)%	(2.07)%
Supplemental data:
Net assets, end of year (000's)	$586	$870	$1,377	$2,578	$4,466
Portfolio turnover rate	99%	148%	167%	242%	460%

	Class P
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.48	$10.14	$9.48	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.29)	(0.24)	(0.18)	(0.19)	(0.18)
Net realized and unrealized gain (loss)	1.20	0.58	0.84	(0.04)	(0.10)
Total income (loss) from investment operations	0.91	0.34	0.66	(0.23)	(0.28)
Redemption fees	0.00[3]	—	0.00[3]	—	—
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of year	$11.21	$10.48	$10.14	$9.48	$9.72
Total investment return[2]	8.76%	3.35%	6.96%	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	6.01%	5.46%	6.16%	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.06%	3.87%	3.81%	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(2.66)%	(2.47)%	(1.84)%	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of year (000's)	$16,294	$14,765	$14,370	$14,215	$14,583
Portfolio turnover rate	99%	148%	167%	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS Asset Management
30

	Class C
	Year ended June 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.07	$9.85	$9.29	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.38)	(0.33)	(0.27)	(0.28)	(0.28)
Net realized and unrealized gain (loss)	1.14	0.55	0.83	(0.05)	(0.09)
Total income (loss) from investment operations	0.76	0.22	0.56	(0.33)	(0.37)
Redemption fees	0.00[3]	—	0.00[3]	—	0.00[3]
Less dividends/distributions:
From net realized gains	(0.18)	—	—	(0.01)	—
Net asset value, end of year	$10.65	$10.07	$9.85	$9.29	$9.63
Total investment return[2]	7.61%	2.23%	6.03%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	7.28%	6.44%	6.88%	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.06%	4.85%	4.75%	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.50%	2.50%	2.50%	2.50%	2.50%
Net investment loss	(3.66)%	(3.47)%	(2.84)%	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of year (000's)	$467	$409	$413	$600	$904
Portfolio turnover rate	99%	148%	167%	242%	460%

UBS Asset Management
31

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Asset Management
32

UBS Asset Management, Americas Region

Business continuity planning overview

UBS Asset Management affiliates UBS Asset Management (US) and UBS Asset Management (Americas) protect information assets, processes, and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients, and strive to resume processing within predefined time frames following a disaster declaration (typically 4-6 hours). Business continuity processes provide us the ability to continue critical business functions regardless of the type, scope, or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks, and other public utilities.

Essential elements of the business continuity plan include:

•  Crisis communication procedures—Action plans for coordinating essential communications for crisis management leaders, employees, and key business partners

•  Information technology backup and recovery procedures—Comprehensive technology and data management plans designed to protect the integrity and speed the recovery of essential technology infrastructure and data

•  Disaster recovery site—Alternative dedicated workspace, technology infrastructure, and systems support that is designed to be fully operational within 2-4 hours of a disaster declaration

•  Testing regimen—The business continuity plan is reviewed on a quarterly basis and tested on an annual basis, including full activation of the disaster recovery facility. In addition, all IT application recovery plans are updated and tested annually.

UBS Asset Management
33

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If you want more information about the Fund, the following documents are available free upon request:

Annual/semiannual reports

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of additional information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may obtain free copies of the Fund's annual and semiannual reports and the SAI, and discuss your questions about the Fund, by contacting the Fund directly at 1-800-647 1568, or by contacting your investment professional. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund's Web Site at http://www.ubs.com/us/en/asset_management/individ-
ual_investors/mutual_fund.html.

You may review and copy information about the Fund, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Fund:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

©UBS 2015. All rights reserved.

The UBS Funds

Investment Company Act File No. 811-6637

UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information

October 28, 2015

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class C	Class P
UBS Asset Growth Fund	BGFAX	BGFCX	BGFYX
UBS Dynamic Alpha Fund	BNAAX	BNACX	BNAYX
UBS Global Allocation Fund	BNGLX	BNPCX	BPGLX
UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)	BNIEX	BNICX	BNUEX
UBS U.S. Large Cap Equity Fund	BNEQX	BNQCX	BPEQX
UBS U.S. Small Cap Growth Fund	BNSCX	BNMCX	BISCX
UBS Core Plus Bond Fund	BNBDX	BNOCX	BPBDX
UBS Fixed Income Opportunities Fund	FNOAX	FNOCX	FNOYX
UBS Municipal Bond Fund	UMBAX	UMBCX	UMBPX

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), ("UBS AM (Americas)") an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") serves as the underwriter for the Funds. UBS AM (US) is an indirect wholly owned subsidiary of UBS Group AG.

Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2015. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Table of contents	Page
General information about the Trust	5
Diversification status	5
General definitions	5
Investment strategies	6
Investments relating to all Funds	6
Borrowing	6
Cash and cash equivalents	7
Repurchase agreements	8
Reverse repurchase agreements	8
Loans of portfolio securities	8
Swaps	9
Futures	14
Options	16
Index options	19
Special risks of options on indices	19
Options on futures contracts	20
Forward foreign currency contracts	21
Non-deliverable forwards	22
Options on foreign currencies	23
Special risks of certain derivatives	24
Risks of potential regulation of swaps and other derivatives	24
Commodity pool operator exclusions and regulation	24
Rule 144A and illiquid securities	25
Non-publicly traded securities, private placements and restricted securities	26
Investment company securities and investments in affiliated investment companies	26
Exchange-traded funds ("ETFs")	27
Real estate investment trusts ("REITs")	28
Foreign securities	29
Non-US issuer location	29
Other investments	29
Investments relating to UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund	30
Equity securities	30
Special purpose acquisition companies ("SPACs")	30
Short sales	31
Investments relating to UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund	32
Fixed income securities	32
Yield factors	32
Duration	32
Municipal securities	33
Floating rate and variable rate obligations	34
Build America Bonds	34
Lower-rated debt securities	34
Inflation linked securities	36
Pay-in-kind bonds	36
Convertible securities	36

Trust-preferred securities	37
When-issued securities	37
Mortgage-backed securities and mortgage pass-through securities	38
Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")	40
Dollar rolls	41
To-be-announced securities ("TBA")	41
Other mortgage-backed securities	42
Asset-backed securities	42
Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs")	43
Zero coupon and delayed interest securities	44
Structured notes	45
Credit-linked securities	45
Loan participations and assignments	46
Eurodollar securities	48
Equity participation notes or equity linked notes ("EPNs")	48
Emerging markets investments	49
Risks of investing in emerging markets	51
Real estate investments	53
Investments relating to UBS Municipal Bond Fund	53
Municipal lease obligations	53
Industrial development bonds and private activity bonds	54
Demand features	54
Participation interests	54
Tender options bonds	54
Put bonds	55
Tax-exempt commercial paper and short-term municipal notes	55
Inverse floaters	55
Mortgage subsidy bonds	56
Opinion as to validity of municipal bonds	56
Stand-by commitments	56
UBS Asset Growth Fund—Asset allocation	56
UBS Global Allocation Fund—Asset allocation	57
Summary of risks	57
Investment restrictions	57
Management of the Trust	61
Independent trustees	64
Interested trustee	66
Officers	67
Information about Independent trustee ownership of securities issued by UBS AM	71
Information about trustee ownership of Fund shares	71
Compensation table	72
Principal holders of securities	72
Investment advisory, principal underwriting and other service arrangements	79
Advisor	79
Portfolio managers	82
Administrative, accounting and custody services	87
Principal underwriting arrangements	88
Transfer agency services	96
Independent registered public accounting firm	97

Legal counsel	97
Personal trading policies	97
Proxy voting policies	97
Portfolio holdings disclosure policies and procedures	98
Bank line of credit	103
Portfolio transactions and brokerage commissions	103
Portfolio turnover	107
Shares of beneficial interest	108
Reduced sales charges, additional purchase, exchange and redemption information and other services	109
Sales charge reductions and waivers	109
Additional information regarding purchases through letter of intent	111
Automatic cash withdrawal plan	113
Individual retirement accounts	114
Transfer of securities	114
Valuation of shares	114
Taxes	115
Taxation of the Fund	116
Taxation of Fund distributions	120
Sales, exchanges and redemption of Fund shares	122
Tax treatment of portfolio transactions	125
Backup withholding	130
Non-US investors	130
Effect of future legislation; local tax considerations	133
Additional tax information with respect to UBS Municipal Bond Fund	133
Potential conflicts of interest	135
Performance calculations	143
Financial statements and report of independent registered public accounting firm	144
Appendix A—Corporate debt ratings	A-1

General information about the Trust

The Trust currently offers shares of the following ten Funds, representing separate portfolios of investments: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund. Each Fund currently offers three classes of shares for each Fund: the Class A shares, the Class C shares and the Class P shares. The UBS U.S. Equity Opportunity Fund is offered in a separate Prospectus and SAI, and is not included in this SAI. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class P shares, which are designed primarily for institutional investors and wrap fee advisory program accounts, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

Each of the UBS Asset Growth Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the UBS Dynamic Alpha Fund and UBS Municipal Bond Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Funds and other funds for which UBS Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Financial Services LLC.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS AM (US)" shall mean UBS Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to all Funds

Borrowing

The Funds may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Fixed Income Opportunities Fund may also borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets—Consistent with SEC staff guidance, financial instruments that involve the Funds' obligation to make future payments to third parties will not be viewed as creating any senior security provided that a Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreements, (ii) when-issued and delayed delivery securities, (iii) dollar rolls, (iv) to-be-announced securities, (v) securities sold short (vi) swaps, (vii) futures contracts, (viii) written options, (ix) forward currency contracts, and (x) non-deliverable forwards.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as "covered" when a Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to a Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

The Funds' segregated assets procedures may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Funds to be able to segregate the required amount of assets. If Segregated Assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until the Funds' obligations under the financial instruments have been satisfied. In addition, a Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require a Fund to segregate. The segregated assets procedures provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, a Fund must segregate a larger amount of assets to cover its obligations, which essentially limits a Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of a Fund to use the financial instruments could be negatively affected.

When the UBS Asset Growth Fund, UBS Dynamic Alpha Fund or UBS Fixed Income Opportunities Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

Cash and cash equivalents

Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency (US dollar denominated for UBS Municipal Bond Fund). The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Non-US dollar-denominated cash equivalent holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code. When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, each Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS

Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Funds' custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date a Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 under the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps (not for UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund)

The Funds (except for the UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund) may engage in swaps, including, but not limited to, interest rate, currency (except for the UBS Municipal Bond Fund) and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund may also engage in credit default swaps. The UBS Asset Growth Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may also invest in inflation swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns. When a Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap index agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM will return "variation margin" to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on the London Interbank Offered Rate ("LIBOR"), or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund also may enter into credit default swap agreements. A Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities or instruments (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The UBS Asset Growth Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may invest in inflation swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. Among other reasons one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of the inflation swap.

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to enter into a swap pursuant to which the owner will receive payments based on a fixed rate in exchange for making payments based on the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to make payments based on a fixed rate and, in exchange, receive payments based on the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund also may engage in interest rate lock transactions (which may also be known as forward rate agreements). In an interest rate lock transaction, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates, as applied to a specified notional amount. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates, as applied to a specified notional amount.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by a Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When a Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset. Therefore, the cover amount includes the notional value of the underlying credit on a daily mark-to-market basis. With regard to selling protection on an index (CDX), as a practical matter, a Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities and indices. Each Fund except the UBS Municipal Bond Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. The UBS Asset Growth Fund may invest in futures on a commodity index.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds, except UBS Municipal Bond Fund, may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions.

The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the Act.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or, except for UBS Municipal Bond Fund, foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The UBS Municipal Bond Fund also may invest in municipal bond index futures contracts and municipal debt futures contracts. A municipal bond index futures contract is a standard binding agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract. Municipal debt futures contracts are standard binding agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options

The Funds may purchase and write call or put options on foreign (except for the UBS Municipal Bond Fund) or US securities and indices and enter into related closing transactions. A Fund may also purchase call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges (except for the UBS Municipal Bond Fund) or traded OTC. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, a

Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums on all outstanding call options paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, each of the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund generally will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Funds' custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock indices (except for UBS Municipal Bond Fund) and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock indices (except for UBS Municipal Bond Fund) and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock indices (except for UBS Municipal Bond Fund) and fixed income indices. While the option is open, the Funds' custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on futures contracts

A Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.

When a Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

When a Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of a Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that a Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, a Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Forward foreign currency contracts (not for UBS Municipal Bond Fund)

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contract's full notional exposure of the Fund's delivery obligation under the contract. However, where a forward is executed pursuant to an agreement that provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of a Fund (the unrealized loss, if any), as opposed to the full notional exposure of a Fund's delivery obligation. Further, where a Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce a Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as CLS) provides that on the expiration date the gross notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.

Non-deliverable forwards (not for UBS Municipal Bond Fund)

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a commodity pool operator ("CPO").

Options on foreign currencies (not for UBS Municipal Bond Fund)

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Special risks of certain derivatives

Certain derivative contracts entered into by the Funds may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances, if triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

Risks of potential regulation of swaps and other derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds' ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity pool operator exclusions and regulation

All Funds Except UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Fixed Income Opportunities Fund

With respect to each Fund except the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Fixed Income Opportunities Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each of these Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Funds, their respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires each of these Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, these Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Fixed Income Opportunities Fund

The Advisor is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Fixed Income Opportunities Fund. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to these Funds as a result of the Advisor's registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting applicable to the Advisor as each Fund's CPO, the Advisor's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Advisor's CFTC compliance obligations. However, as a result of CFTC regulation with respect to these Funds, a Fund may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved these Funds, their respective investment strategies or this SAI.

Rule 144A and illiquid securities

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which include continuing oversight by the Board.

In making determinations as to the liquidity of municipal lease obligations for a Fund, the Advisor will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Because these municipal lease obligation-backed securities are based on a well-established means of securitization, the Advisor does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities (not for UBS Municipal Bond Fund)

The Funds may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds ("ETFs") (not for UBS International Sustainable Equity Fund or UBS Municipal Bond Fund)

Subject to the limitations on investments in investment company securities and their own investment objectives, the Funds may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Unless permitted by the Act or an order or rule issued by the SEC, the UBS Asset Growth Fund's and UBS Global Allocation Fund's investments in unaffiliated ETFs that are structured as investment companies as defined in the Act are subject to the percentage limitations of the Act regarding investments in other investment companies, as described above. The SEC has, however, granted exemptive orders to various iShares and WisdomTree funds (which are ETFs) and other ETFs and their investment advisers that permit the UBS Asset Growth Fund and UBS Global Allocation Fund to invest beyond the limitation described above, subject to certain terms and conditions, including a finding of the Board that the advisory fees charged by the Advisor to the UBS Asset Growth Fund and UBS Global Allocation Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

In addition, each of the UBS Asset Growth Fund and UBS Global Allocation Fund may invest up to 5% of its total assets in private equity ETFs, which primarily invest in US or foreign publicly traded companies listed on a private equity market index whose primary business is private equity investing. An investment in a private equity ETF provides a Fund with exposure to a group of leading public companies in the private equity business in which the Fund would not otherwise easily be able to invest. In addition to the risks of ETFs set forth above, an investment in a private equity ETF is subject to the additional risks of a direct investment in the underlying private equity firms, including the risk that the companies in which a private equity firm invests its capital do not survive (which would decrease the value of the private equity firm and, consequently, the value of the private equity ETF). In addition, an investment in a private equity ETF could present the risk that as private equity investing opens up to more people, it could become harder for private equity firms to locate good investment opportunities, thereby decreasing the revenues of the firm and, consequently, the private equity ETF.

Real estate investment trusts ("REITs") (not for UBS Municipal Bond Fund)

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may invest in debt obligations issued by REITs, and the UBS Global Allocation Fund may invest in equity REITs and equity interests issued by REITs and non-US REIT-like entities (collectively, "REITs"). The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund may each invest up to 5% of its total assets in REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Foreign securities (not for UBS Municipal Bond Fund)

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Non-US issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Investments relating to UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund

Equity securities

The Funds may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Funds, except for the UBS U.S. Small Cap Growth Fund, expect their US equity investments to emphasize large and mid capitalization companies. The UBS U.S. Small Cap Growth Fund expects its US equity investments to emphasize small capitalization companies. The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS International Sustainable Equity Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS International Sustainable Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund also may invest in the initial public offerings ("IPOs") of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies ("SPACs")

The Funds may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Short sales (UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Fixed Income Opportunities Fund only)

The Funds may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until a Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by a Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions. A Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Investments relating to UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund

The following discussion applies to the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund except as otherwise noted.

Fixed income securities

The Funds may invest in various types of fixed income securities of US and, except for the UBS Municipal Bond Fund, non-US issuers, as described in this SAI, including, but not limited to, governments and governmental entities and supranational issuers as well as corporations and other issuers. These securities may include US and non-US dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The Funds may also invest in floating rate and variable rate obligations, which are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. The Funds may also invest in US Treasury Securities, which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities.

The UBS Municipal Bond Fund may also invest in municipal bonds, municipal lease obligations, industrial development bonds ("IDBs"), private activity bonds ("PABs") and inverse floaters.

Yield factors

The yield on a bond depends on a variety of factors, including general municipal or fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and/or expectations regarding changes in tax rates. The Funds may invest in bonds with a broad range of maturities, based on the Advisor's judgment of current and future market conditions as well as other factors, such as the Fund's liquidity needs. Generally, the longer the maturity of a bond, the higher the rate of interest paid and the greater the volatility.

Duration

Duration is a measure of the price sensitivity of a fixed income investment or portfolio to a change in interest rates. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the Advisor in portfolio selection and yield curve positioning for the Funds' bond investments. Duration was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

Duration allows the Advisor to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if the Advisor calculates the duration of a Fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of the Funds' portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

Municipal securities

The Funds may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of a Fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for a Fund and lower investment performance.

Floating rate and variable rate obligations

The Funds may invest in floating rate and variable rate obligations. Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to a Fund and adversely affect its share price.

Build America Bonds

The Funds' investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the US Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the US Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Funds may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Funds do not expect to receive (or pass-through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds was discontinued on December 31, 2010.

Lower-rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities")

are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value of its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by a Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. A Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Inflation linked securities (not for UBS Municipal Bond Fund)

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds (not for UBS Municipal Bond Fund)

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Convertible securities (also for UBS U.S. Small Cap Growth Fund but not UBS Municipal Bond Fund)

The Funds may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Trust-preferred securities (not for UBS Municipal Bond Fund)

The Funds may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Funds, to sell its holdings.

When-issued securities (also for UBS U.S. Small Cap Growth Fund)

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Funds. The Funds may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Mortgage-backed securities and mortgage pass-through securities (not for UBS Municipal Bond Fund)

The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than subprime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") (not for UBS Municipal Bond Fund)

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Dollar rolls (not for UBS Municipal Bond Fund)

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities ("TBA") (also for UBS U.S. Small Cap Growth Fund but not for UBS Municipal Bond Fund)

A TBA is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities (not for UBS Municipal Bond Fund)

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities (also for UBS U.S. Small Cap Growth Fund but not for UBS Municipal Bond Fund)

The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs") (not for UBS Municipal Bond Fund)

The Funds may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities (not for UBS Municipal Bond Fund)

The Funds may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, a Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Credit-linked securities

The Funds may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. A Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

A Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

Loan participations and assignments (not for UBS Municipal Bond Fund)

Each Fund (except for UBS Municipal Bond Fund) may invest up to 5% of its net assets in the UBS Opportunistic Loan Relationship Fund series of the UBS Relationship Funds (the "Loan Fund") to gain exposure to the global loan market. The Loan Fund primarily invests in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships typically through loan assignments, but also through participations in loans. The Loan Fund primarily invests in senior secured loans, but may also purchase senior unsecured, subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing including credit, prepayment, extension and, to a lesser extent, interest rate risks. The possible fluctuations in the Loan Fund's value would directly affect the value of a Fund to the extent that the Fund is invested in the Loan Fund and, therefore, the Funds are subject to the same risks as the Loan Fund.

A senior loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors. The Agent typically administers and enforces the loan on behalf of the other loan investors and typically holds any collateral on behalf of the loan investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior loans typically hold the most senior position in the capital structure of a business entity, and therefore have priority over the claims of most or all other creditors on the borrower's cash flow in the event of default. Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior unsecured loans are not supported by collateral and, in such cases, the Loan Fund would not have a claim on any specific asset or stock of the borrower, which results in a greater risk of loss. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities.

Junior loans or second lien loans are subject to the same general risks inherent to any loan investment, but due to their lower place in a borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior loan or it may be secured by a separate set of assets, such as property, plants, or equipment.

The Loan Fund purchases loans primarily through assignments, but may also purchase participation interests in loans. The agent and the original lenders of a loan typically have the right to sell interests ("participations") in their share of the loan to other participants or to assign all or a portion of their interests ("assignments") in the loan to other parties. When the Loan Fund purchases an assignment, it typically has a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning loan investor and becomes a loan investor under the loan agreement with the same rights and obligations as the assigning loan investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

When the Loan Fund acquires a participation in a loan, it typically has a contractual relationship only with the lender, not with the borrower, and, therefore, the Loan Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Loan Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing participations, the Loan Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, the Loan Fund assumes the credit risk of both the borrower and the loan investor selling the participation. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation may be impaired. The Loan Fund will acquire participations only if the lender interpositioned between the Loan Fund and the borrower is determined by the Advisor to be creditworthy. In the event of the insolvency of the loan investor selling a participation, the Loan Fund may be treated as a general creditor of such loan investor. The selling loan investors and other persons interpositioned between such loan investors and the Loan Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate, such as LIBOR, plus a specified margin (typically between 2% to 4%). The Advisor believes that such spreads significantly reduce the impact of interest rate movements as compared to other debt securities. The interest rate on LIBOR-based loans and securities is reset periodically, typically at regular intervals ranging between 30 and 90 days. In the alternative, a portion of the Loan Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investments with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Loan Fund's share price as a result of changes in interest rates.

Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the Loan Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of the Loan Fund to realize full value and thus cause a decline in its net asset value.

The Advisor has chosen to remain on the public side of all loan transactions by refusing access to non-public information about a borrower that may otherwise be available to the portfolio manager or his team as a consequence of typical loan terms requiring borrowers to provide non-public information periodically to lenders. The Advisor refuses such non-public information as the receipt of such information would require the portfolio manager and his team to be "walled off" from other portfolio managers, traders and research staff, which would inhibit the Loan Fund's opportunity to leverage research and analysis from other portfolio management teams and may increase the costs of the Loan Fund. However, by not receiving the non-public information about a borrower, the portfolio manager and credit analysts may not receive certain information to which the Loan Fund would otherwise have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances, however, the Advisor may seek access to non-public information with respect to a particular loan currently held by the Loan Fund if the loan has defaulted or is in danger of default or if the Fund is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

Eurodollar securities (not for UBS Global Allocation Fund or UBS Municipal Bond Fund)

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Equity participation notes or equity linked notes (collectively "EPNs") (UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS International Sustainable Equity Fund only)

The Funds may invest up to 10% of their total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, a Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. A Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Funds invest in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Funds may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to a Fund at maturity. In addition, the Funds may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moodys. EPNs are not considered equity securities for purposes of a Fund's policy to invest 80% of its net assets in equity securities.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if a Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Funds, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. Each Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Emerging markets investments (UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund only)

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Fixed Income Opportunities Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS International Sustainable Equity Fund may invest up to 25% of its total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Fixed Income Opportunities Fund may invest in debt securities of corporate issuers in developing countries. The UBS Core Plus Bond Fund may invest in debt securities of foreign issuers, which may include securities of issuers in emerging markets. The UBS Fixed Income Opportunities Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers.

A Fund's investment in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Except as noted, a Fund's investment in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

Each of the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Funds in Structured Securities will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Funds also may invest in securities that neither are listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Funds' investments in emerging market securities will, at all times, be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets (UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund only)

There are additional risks inherent in investing in less developed countries that are applicable to the UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Except for the UBS International Sustainable Equity Fund, additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds (except the UBS International Sustainable Equity Fund) may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Real estate investments (UBS Global Allocation Fund only)

The Fund may invest in securities of real estate companies and other companies related to the real estate industry. Real estate companies include US and non-US issuers that derive their revenues or profits from the ownership, construction, development, financing, management, servicing, sale or leasing of commercial, industrial or residential real estate. Companies related to the real estate industry include companies whose products and services pertain to the real estate industry, such as mortgage lenders and mortgage servicing companies.

The Fund may also invest in real estate operating companies ("REOCs"). REOCs are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Fund's REOC securities generally will be affected by the same factors that adversely affect a REIT.

Although the Fund may not invest directly in real estate, investments in securities of companies that are principally engaged in the real estate industry may expose the Fund to special risks associated with the direct ownership of real estate. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Investments relating to UBS Municipal Bond Fund

Municipal lease obligations

The Fund may invest in municipal lease obligations. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The Funds generally invests in municipal lease obligations through certificates of participation.

Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due, under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements, such as letters of credit.

Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Industrial development bonds and private activity bonds

The Fund may invest in IDBs and PABs. IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the Fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the Fund in calculating their liability for the federal alternative minimum tax ("AMT"). See "Taxes" below.

Demand features

A demand feature gives the Fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests" below, to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

Participation interests

Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund's participation interest plus accrued interest. Generally, a Fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the Fund's portfolio in accordance with its investment objective and policies, or (3) as needed to provide liquidity to the Fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Advisor seeks to monitor the pricing, quality and liquidity of the participation interests held by the Funds, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Tender option bonds

Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from biweekly to semiannually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the Fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Put bonds

A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation. If the put is a "one time only" put, a Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price.

If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Advisor, it is in the best interest of the Fund to do so. There is no assurance that the issuer of a put bond acquired by the Fund will be able to repurchase the bond upon the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer. Tax-exempt commercial paper and short-term municipal notes. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Tax-exempt commercial paper and short-term municipal notes

Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

Inverse floaters

The Fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts—an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, the Fund will not invest more than 10% of its total assets in inverse floaters.

Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the Fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.

Mortgage subsidy bonds

The Fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases, the repayment of such bonds depends upon annual legislative appropriations; in other cases, repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). Mortgage subsidy bonds may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

Opinions as to validity of municipal bonds

Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from the AMT are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the Fund nor the Advisor reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by the Fund or the exempt-interest dividends received by the Fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of, and interest on, their municipal bonds may be materially and adversely affected.

Stand-by commitments

The Funds may acquire stand-by commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the Fund's portfolio or that are being purchased by the Fund, at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the Fund, whichever is later. The Funds may acquire such commitments to facilitate portfolio liquidity.

The Fund would enter into stand-by commitments only with those banks or other dealers that, in the opinion of the Advisor, present minimal credit risk. The Fund's right to exercise stand-by commitments would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although the Fund could sell the underlying municipal bonds to a third party at any time. The Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Whether the Fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the Fund.

UBS Asset Growth Fund—Asset allocation

As set forth in the Fund's Prospectus, in order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to achieve a return over the long term similar to the MSCI World Free Index (net), but with more stable volatility. As part of the Fund's asset allocation strategy, the Fund invests in third-party passively managed ETFs to gain exposure to equity, fixed income, and alternative asset class securities, including, but are not limited to, convertible bonds and real estate securities, including REITs and REOCs. The Fund may gain exposure to issuers located within and outside the United States. The Fund will use passive index components and derivatives, including but not limited to futures and swaps, but also may invest directly in individual securities.

Under normal circumstances, the Fund allocates its assets between equity, fixed income and alternative asset class securities, including securities of issuers in both developed (including the United States) and emerging markets countries.

UBS Global Allocation Fund—Asset allocation

In order to achieve the Fund's objective, the Fund employs an asset allocation strategy that seeks to maximize total return. The Fund invests in physical securities and derivatives to gain exposure to equity, fixed income, and alternative asset class securities, including, but not limited to, convertible bonds and real estate securities, including REITs and real estate operating companies.

Under normal circumstances, the Fund allocates its assets among equity, fixed income, and alternative asset class securities, including securities of issuers in both developed (including the United States) and emerging markets countries. The Fund may invest in other open-end investment companies advised by the Advisor and third-party passively managed ETFs to gain exposure to certain asset classes.

Summary of risks

The principal risks of investing in each of the Funds are described in the risks sections of the Prospectus.

Cybersecurity risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund (except for UBS International Sustainable Equity Fund) may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations (this limitation does not apply to the UBS Dynamic Alpha Fund and UBS Municipal Bond Fund);

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of REITs;

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts (this limitation does not apply to the UBS Municipal Bond Fund);

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund);

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan (this limitation does not apply to the UBS Municipal Bond Fund). With respect to UBS U.S. Small Cap Growth Fund, (A) for purposes of (b), the Funds' restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with each Fund's investment objectives and policies; and, with respect to UBS Asset Growth Fund and UBS U.S. Small Cap Growth Fund (B) each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to UBS U.S. Small Cap Growth Fund);

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies) (this limitation does not apply to the UBS Municipal Bond Fund); and

(viii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to UBS U.S. Small Cap Growth Fund).

With respect to the real estate restriction described in (ii) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

The commodities restriction described in (iii) does not prevent the Fund from entering into swap agreements or swaptions.

In addition, pursuant to a fundamental investment policy, the UBS Core Plus Bond Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities, with an initial maturity of more than one year.

UBS U.S. Small Cap Growth Fund may not:

(i)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(ii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

UBS Municipal Bond Fund may not:

(i)  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

(ii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(iii)  Make loans to other persons, except: (a) through the lending of its portfolio securities or to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted to the SEC; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and

(iv)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies, or tax-exempt municipal securities).

UBS International Sustainable Equity Fund and UBS U.S. Large Cap Equity Fund may not:

As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the US government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer;

The UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Fixed Income Opportunities Fund may not:

Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Sustainable Equity Fund may not:

(i)  Invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

(ii)  Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

(iii)  Make investments in securities for the purpose of exercising control over or management of the issuer;

(iv)  Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

(v)  Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

(vi)  Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

(vii)  Issue senior securities or borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

(viii)  Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the US government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries;

(ix)  Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

(x)  Invest in securities of any open-end investment company, except that (i) the Fund may purchase securities of money market mutual funds, and (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Funds or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

(xi)  Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus; and

(xii)  Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

Management of the Trust

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has four standing committees: an Audit Committee, a Nominating, Compensation and Governance Committee (the "Nominating Committee"), a Distribution Committee and a Performance Committee. As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures, the distribution and sales activities of each Fund and the historical and ongoing performance of each Fund.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2015.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2015.

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Moore sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Funds; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Funds. The Distribution Committee met twice during the fiscal year ended June 30, 2015.

Mr. Murphy, Ms. Smith and Mr. Reilly sit on the Trust's Performance Committee, which has the responsibility, among other things, to: (i) review quarterly reports on the investment performance of each Fund; (ii) review and consider proposed changes to investment objectives and strategies and the use of new financial instruments for each Fund; and (iii) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports. The Performance Committee met twice during the fiscal year ended June 30, 2015.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that E. Blake Moore, Jr. would contribute valuable experience due to his management position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM, are listed below.

Independent trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 57 A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios); and a trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.
Edward M. Roob; 81 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	None.

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the Audit Committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the Audit Committee of the Dimensional Funds complex (107 portfolios).

J. Mikesell Thomas; 64 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem, a not-for-profit healthcare organization, and a director (since 2012), a member of the Audit Committee (since 2012) and Chairman (since 2014) of the Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested trustee

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
E. Blake Moore, Jr.[2]* Age: 57	Interested Trustee	Since June 2015

Mr. Moore is a Managing Director and head of Americas at UBS AM (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS AM, he was Executive Vice President, head of Distribution at Mackenzie Investments in Canada for over three years. Before this, he spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, he served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.

				Mr. Moore is a trustee of three investment companies (consisting of 29 portfolios) for which UBS AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 50	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (since 2007)) at UBS AM (US) and UBS AM (Americas) (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the United States and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is chief compliance officer (prior to which he was interim chief compliance officer (from January 2014 to July 2014)) of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski* Age: 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (since 2008)) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver* Age: 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (since 2007)) and head of the North American fund treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha* Age: 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** Age: 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary* Age: 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Cindy W. Lee* Age: 40	Vice President and Assistant Treasurer	Since December 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Mr. Lee was previously a Fund accounting manager of Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of the Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999). Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee* Age: 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor* Age: 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn* Age: 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup* Age: 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller* Age: 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu* Age: 31	Vice President	Since 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Information about Independent trustee ownership of securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US)

As of December 31, 2014, the Independent Trustees did not own any securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US).

Information about trustee ownership of Fund shares

Trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	UBS Dynamic Alpha Fund — $50,001 - $100,000	Over $100,000
UBS U.S. Small Cap Growth Fund — $50,001 - $100,000
Frank K. Reilly	UBS Global Allocation Fund — Over $100,000	Over $100,000
UBS U.S. Small Cap Growth Fund — Over $100,000
Edward M. Roob	UBS Dynamic Alpha Fund — Over $100,000	Over $100,000
UBS Global Allocation Fund — Over $100,000
Abbie J. Smith	UBS U.S. Small Cap Growth Fund — Over $100,000	Over $100,000
J. Mikesell Thomas	None	None
Interested trustee
E. Blake Moore, Jr.	None	None

1  Information regarding ownership is as of December 31, 2014.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$71,470	N/A	$167,500
John J. Murphy, Trustee	68,269	N/A	160,000
Frank K. Reilly, Trustee	76,803	N/A	180,000
Edward M. Roob, Trustee	68,269	N/A	160,000
Abbie J. Smith, Trustee	68,269	N/A	160,000
J. Mikesell Thomas, Trustee	74,670	N/A	175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2015.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies managed by UBS AM (Americas) or an affiliate for the fiscal year ended June 30, 2015.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of October 1, 2015, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class C and/or Class P shares of one or more Funds as set forth below:

Fund	Name & address*	Percent held
UBS Asset Growth Fund—Class A	Morgan Stanley Smith Barney LLC	19.62%
UBS Asset Growth Fund—Class C	First Clearing LLC	12.16%
	Morgan Stanley Smith Barney LLC	5.08%

Fund	Name & address*	Percent held
UBS Asset Growth Fund—Class P	UBS Financial Services Inc., for the benefit of Olive R. Macdougall, Trustee Olive R. Macdougall Trust	33.28%
	Trust Company of America, for the benefit of 32	21.29%
	Pershing LLC	9.07%
	Merrill Lynch Financial Data SCVS	7.39%
UBS Dynamic Alpha Fund—Class A	UBS Financial Services Inc., for the benefit of The Dundon Family Trust	5.77%
UBS Dynamic Alpha Fund—Class P	Esselte Corporation	27.33%
	Pershing LLC	8.05%
	MAC & Co	7.35%
	MAC & Co	6.46%
UBS Global Allocation Fund—Class C	Morgan Stanley Smith Barney LLC	7.68%
UBS Global Allocation Fund—Class P	Pershing LLC	16.85%
	Gary P. Brinson	9.38%
	Stratevest Co Omnibus Account	5.16%
UBS International Sustainable Equity Fund—Class A	UBS Financial Services Inc., for the benefit of Catherine G. Symchych & Anne Symchych, Trustees	19.96%
	UBS Financial Services Inc., for the benefit of Regina Dolan	15.18%
	Merrill Lynch Financial Data SCVS	8.94%
	UBS Financial Services Inc., for the benefit of Patricia De Somma	6.63%

Fund	Name & address*	Percent held
UBS International Sustainable Equity Fund—Class C	UBS Financial Services Inc., for the benefit of George Milum Testerman, MD Living Trust	10.98%
	UBS Financial Services Inc., for the benefit of Richard P. Wilson and Karen K. Wilson, Joint Tenants with Right of Survivorship	8.82%
	UBS Financial Services Inc., for the benefit of Patricia L. Bruggere	5.81%
UBS International Sustainable Equity Fund—Class P	Pershing LLC	19.65%
	Brown Brothers Harriman & Co., Custodian	14.21%
	SEI Private Trust Company c/o Mellon Bank	10.54%
	Matrix Trust Company as Trustee for the benefit of Brinson Partners Inc.	5.52%
UBS U.S. Large Cap Equity Fund—Class A	DCGT, Trustee and/or Custodian, for the benefit of PLIC Various Retirement Plans Omnibus Account	9.76%
	Thomas Michael Quinn and Christine M. Brown Quinn, Joint Tenants	8.54%
UBS U.S. Large Cap Equity Fund—Class C	DCGT, Trustee and/or Custodian for the benefit of PLIC Various Retirement Plans Omnibus Account	9.43%
	UBS Financial Services Inc., for the benefit of Earl L. Hutton, Marth D. Hutton and E. William Hutton, Co-Trustees	6.10%
	First Clearing LLC special custody account for the exclusive benefit benefit of customer	6.03%

Fund	Name & address*	Percent held
	UBS Financial Services Inc., Custodian Edwin Buehler	5.84%
	UBS Financial Services Inc., Custodian Raydean Randlett	5.44%
UBS U.S. Large Cap Equity Fund—Class P	Fidelity Investments Inst. Operations Co. Inc, Agent Certain Employee Benefit Plans	41.04%
	National Financial Services LLC for exclusive benefit of customers	12.33%
	Pershing LLC	10.43%
	Charles Schwab & Co Inc.	8.71%
UBS U.S. Small Cap Growth Fund—Class A	Voya Retirement Insurance and Annuity Company	25.50%
	Merrill Lynch Financial Data SCVS	12.42%
	Nationwide Trust Company FSB c/o IPO Portfolio Accounting	5.79%
	Reliance Trust Co., Custodian for the benefit of Mass Mutual Omnibus PLL/SMF	5.49%
UBS U.S. Small Cap Growth Fund—Class C	First Clearing LLC Special custody account for the exclusive benefit of customer	16.68%
	Merrill Lynch Financial Data SCVS	10.82%
	DCGT, Trustee and/or Custodian for the benefit of PLIC Various Retirement Plans	8.35%
UBS U.S. Small Cap Growth Fund—Class P	Voya Institutional Trust Co., Trustee or Custodian Core Market Retirement Plans	33.41%
	Affinity Health System	21.74%
	National Financial Services LLC for the exclusive benefit of customers	8.82%

Fund	Name & address*	Percent held
	UBS Omnibus Reinvest Account	7.35%
	Fidelity Investment Institutional Operations Co.	5.38%
UBS Core Plus Bond Fund—Class A	UBS Financial Services Inc., Custodian Joseph P. Rodriguez Rollover IRA	10.56%
	Dr. D. F. Sarphie c/o Guernroy Ltd Royal Bank of Canada	8.09%
	UBS Financial Services Inc., Custodian Herbert L. Williams IRA	6.32%
	Hartford Life Insurance Company	5.07%
UBS Core Plus Bond Fund—Class C	UBS Financial Services Inc., for the benefit of Mario Covino Family Trust Virginia Covino and James R. Cavino, Trustees	9.44%
	UBS Financial Services Inc., for the benefit of James J. Sandman and Elizabeth D. Mullin, Joint Tenants with Right of Survivorship	5.75%
	UBS Financial Services Inc., for the benefit of Elsbeth B. Chatel, Trustee The Elsbeth B. Chatel 1993 Trust	5.62%
	UBS Financial Services Inc., for the benefit of Conni H. Collins	5.60%
UBS Core Plus Bond Fund—Class P	The Northern Trust Co. as Trustee for the benefit of UBS Financial Services	91.25%
UBS Fixed Income Opportunities Fund—Class A	UBS Financial Services Inc., for the benefit of Robert McCann and Cynthia McCann, Joint Tenants with Right of Survivorship	21.18%

Fund	Name & address*	Percent held
	UBS Financial Services Inc., for the benefit of John Dugenske	9.59%
	UBS Financial Services Inc., for the benefit of the Stanley Trotman Jr. Trust	9.44%
	UBS Financial Services Inc., for the benefit of Brian Fehrenbach	5.20%
UBS Fixed Income Opportunities Fund—Class C	UBS Financial Services Inc., custodian, John P. Extrom	5.96%
UBS Fixed Income Opportunities Fund—Class P	UBS Financial Services Inc., for the benefit of ICT Holdings LLC	42.61%
UBS Municipal Bond Fund—Class A	UBS Financial Services Inc., for the benefit of Norman Millstein Trustee	17.60%
	UBS Financial Services Inc., for the benefit of Charles A. Sullivan, Sr. and Henrietta M. Sullivan, Joint tenants with right of survivorship	13.01%
	UBS Financial Services Inc., for the benefit of Joseph Ciardiello and Linda Ciardiello, Joint tenants with right of survivorship	8.42%
	UBS Financial Services Inc., for the benefit of William C. Wingfield, III, Trustee	7.67%
	UBS Financial Services Inc., for the benefit of Barbara K. Wingfield, Trustee	7.63%
	UBS Financial Services Inc., for the benefit of Carol D. Litteken, Trustee	6.20%
UBS Municipal Bond Fund—Class C	UBS Financial Services Inc., for the benefit of Alfred Friedlander and Paula Friedlander, Joint tenants	9.99%
	UBS Financial Services Inc., for the benefit of Joseph T. Kelly and Melanie L. Kelly, Joint tenants with right of survivorship	7.53%

Fund	Name & address*	Percent held
	UBS Financial Services Inc., for the benefit of Adrian Norris	6.47%
	UBS Financial Services Inc., for the benefit of Rosalie A. Ciardullo Trust	5.54%
	UBS Financial Services Inc., for the benefit of Oronzo Sardone grantor of the property of Concetta Sardone	5.50%
	UBS Financial Services Inc., for the benefit of Donald F. O'Connell	5.25%
	UBS Financial Services Inc., for the benefit of Thomas Dimassa	5.24%
UBS Municipal Bond Fund—Class P	UBS Financial Services Inc., for the benefit of Pelican Investments LLC	5.91%
	UBS Asset Management (Americas) Inc.	5.84%

*  The shareholders listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

As of October 1, 2015, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $150 billion, as of June 30, 2015, primarily for institutional pension and profit sharing funds. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $695 billion in assets under management as of June 30, 2015. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of June 30, 2015, the Advisor also serves as the investment advisor or sub-advisor to 21 other investment companies: EQ Advisors Trust: EQ/UBS Growth and Income Portfolio; Fort Dearborn Income Securities, Inc.; Global High Income Fund Inc.; Lincoln Variable Insurance Products Trust (LVIP): (LVIP) UBS Large Cap Growth Managed Volatility Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Global Alternative Strategy Fund; Nationwide Global Equity Fund; Nationwide High Yield Fund; Pacific Life Funds (PF) Currency Strategies Fund; Pacific Select Fund (PSF) Currency Strategies Portfolio; SMA Relationship Trust; Strategic Global Income Fund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; and Variable Annuity Life Insurance Company (VALIC): VALIC Company II International Opportunities Fund.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. For purposes of calculating the UBS Asset Growth Fund's fee, the Fund's average daily net assets will be deemed to be the average daily value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate amount of any borrowing). The Advisor is responsible for paying its own expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS Asset Growth Fund	N/A	0.950%
UBS Dynamic Alpha Fund	$0 – $500 million	0.850%
	On the next $500 million – $1 billion	0.800
	On the next $1 billion – $1.5 billion	0.750
	On the next $1.5 billion – $2 billion	0.725
	On the next $2 billion – $4 billion	0.700
	Above $4 billion	0.680
UBS Global Allocation Fund	$0 – $500 million	0.800%
	On the next $500 million – $1 billion	0.750
	On the next $1 billion – $1.5 billion	0.700
	On the next $1.5 billion – $2 billion	0.675
	On the next $2 billion – $3 billion	0.650
	On the next $3 billion – $6 billion	0.630
	Above $6 billion	0.610
UBS International Sustainable Equity Fund	$0 – $500 million	0.800%
	On the next $500 million – $1 billion	0.750
	On the next $1 billion – $1.5 billion	0.700
	On the next $1.5 billion – $2 billion	0.675
	Above $2 billion	0.650
UBS U.S. Large Cap Equity Fund	$0 – $500 million	0.700%
	On the next $500 million – $1 billion	0.650
	On the next $1 billion – $1.5 billion	0.600
	On the next $1.5 billion – $2 billion	0.575
	Above $2 billion	0.550
UBS U.S. Small Cap Growth Fund	$0 – $1 billion	0.850%
	Above $1 billion	0.825
UBS Core Plus Bond Fund	$0 – $500 million	0.500%
	On the next $500 million – $1 billion	0.475
	On the next $1 billion – $1.5 billion	0.450
	On the next $1.5 billion – $2 billion	0.425
	Above $2 billion	0.400
UBS Fixed Income Opportunities Fund	N/A	0.650%
UBS Municipal Bond Fund	N/A	0.400%

Each Fund in the table below is subject to a contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class C	Class P
UBS Global Allocation Fund	1.35%	2.10%	1.10%
UBS U.S. Large Cap Equity Fund	1.20	1.95	0.95
UBS Core Plus Bond Fund	0.64	1.14	0.39
UBS Municipal Bond Fund	0.65	1.15	0.40

The following Funds are subject to a contractual expense limit at the following rates of the respective Fund's average daily net assets that exclude dividend expense and security loan fees for securities sold short along with the previously mentioned exclusions:

Fund	Class A	Class C	Class P
UBS Asset Growth Fund	1.40%	2.15%	1.15%
UBS Dynamic Alpha Fund	1.35	2.10	1.10
UBS U.S. Small Cap Growth Fund	1.24	1.99	0.99
UBS Fixed Income Opportunities Fund	0.95	1.45	0.70

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2016. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

With regard to UBS International Sustainable Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses do not exceed 1.25% of Class A shares, 2.00% for Class C shares and 1.00% for Class P shares.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses that relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2015

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS Asset Growth Fund	$264,820	$15,356	$249,464
UBS Dynamic Alpha Fund	2,751,653	2,464,152	287,501
UBS Global Allocation Fund	4,385,981	4,385,981	—
UBS International Sustainable Equity Fund	183,747	—	278,837
UBS U.S. Large Cap Equity Fund	638,715	501,275	137,440
UBS U.S. Small Cap Growth Fund	1,965,857	1,842,120	123,737
UBS Core Plus Bond Fund	158,179	—	332,632
UBS Fixed Income Opportunities Fund	311,817	—	443,610
UBS Municipal Bond Fund*	127,775	—	265,905

*  The UBS Municipal Bond Fund commenced operations on November 10, 2014.

B. Fiscal year ended June 30, 2014

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS Asset Growth Fund	$313,785	$50,892	$262,893
UBS Dynamic Alpha Fund	2,707,899	2,490,624	217,275
UBS Global Allocation Fund	5,174,841	5,174,841	—
UBS International Sustainable Equity Fund	156,285	—	286,587
UBS U.S. Large Cap Equity Fund	1,063,036	995,763	67,273
UBS U.S. Small Cap Growth Fund	2,175,930	2,152,561	23,369
UBS Core Plus Bond Fund	158,073	—	318,611
UBS Fixed Income Opportunities Fund	621,751	178,772	442,979

C. Fiscal year ended June 30, 2013

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Asset Growth Fund	$375,511	$175,762	$199,749
UBS Dynamic Alpha Fund	2,439,900	2,249,652	190,248
UBS Global Allocation Fund	6,244,700	6,244,700	—
UBS International Sustainable Equity Fund	150,709	—	263,445
UBS U.S. Large Cap Equity Fund	1,387,856	1,331,219	56,637
UBS U.S. Small Cap Growth Fund	1,378,531	1,350,044	28,487
UBS Core Plus Bond Fund	195,319	—	326,675
UBS Fixed Income Opportunities Fund	545,271	169,645	375,626

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2015:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Curt Custard
(UBS Asset Growth Fund, UBS Dynamic Alpha Fund and UBS Global Allocation Fund)	10	$2,581	21	$9,647	10	$24,663
Andreas Koester
(UBS Dynamic Alpha Fund and UBS Global Allocation Fund)	6	$1,968	13	$6,143	4	$12,672
Jonathan Davies
(UBS Dynamic Alpha Fund and UBS Global Allocation Fund)	7	$2,271	11	$6,189	11	$24,517[1]
Richard Lloyd
(UBS Asset Growth Fund)	1	$26	2	$37	0	$0

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Luke Browne
(UBS Asset Growth Fund)	1	$26	0	$0	0	$0
Philip Brides
(UBS Asset Growth Fund and UBS Global Allocation Fund)	3	$548	4	$986	3	$10,852[2]
Ian McIntosh
(UBS U.S. Large Cap Equity Fund)	5	$323	5	$260	5	$476[3]
Bruno Bertocci
(UBS International Sustainable Equity Fund)	1	$26	14	$1,030	2	$12
Shari Gilfillan
(UBS International Sustainable Equity Fund)	1	$26	14	$1,030	2	$12
Thomas Digenan
(UBS U.S. Large Cap Equity Fund)	6	$424	10	$1,188	7	$2,421[4]
David Wabnik
(UBS U.S. Small Cap Growth Fund)	1	$230	2	$226	5	$231[5]
Samuel Kim
(UBS U.S. Small Cap Growth Fund)	1	$230	2	$226	2	$231[5]
Scott Dolan
(UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund)	8	$488	4	$463[6]	10	$7,300[7]
John Dugenske
(UBS Core Plus Bond Fund)	6	$455	0	$0	2	$1
Craig G. Ellinger
(UBS Core Plus Bond Fund)	10	$626	13	$13,129[6]	6	$635[8]
Brian Fehrenbach
(UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund)	8	$377	5	$491[6]	19	$3,303[7]
Hongbing Hsu
(UBS Fixed Income Opportunities Fund)	1	$33	0	$0	2	$0[9]
Branimir Petranovic
(UBS Fixed Income Opportunities Fund)	1	$33	0	$0	1	$0[9]
Elbridge Gerry (UBS Municipal Bond Fund)	10	$5,882	0	$0	10	$7,120[10]
Kevin McIntyre[1] (UBS Municipal Bond Fund)	2	$294	0	$0	7	$684[6]

1  These accounts were calculated at the exchange rate as of June 30, 2015 of 1.5732.

2  One account was calculated at the exchange rate as of June 30, 2015 of 1.5732.

3  Three accounts with a total of approximately $415 million have an advisory fee based upon the performance of the accounts.

4  Two accounts with a total of approximately $1,043 million have an advisory fee based upon the performance of the accounts.

5  One account with a total of approximately $217 million has an advisory fee based upon the performance of the account.

6  All accounts were calculated at the exchange rate as of June 30, 2015 of 1.08.

7  Nine accounts were calculated at an exchange rate as of June 30, 2015 of 1.08.

8  Two accounts were calculated at the exchange rate as of June 30, 2015 of 1.08.

9  Total assets in these accounts total less than $1 million.

10  One account was calculated at an exchange rate as of June 30, 2015 of 1.08.

11  Mr. McIntyre became a portfolio manager of the UBS Municipal Bond Fund on October 28, 2015.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•  The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

For our Equities Fixed Income, Structured Beta & Indexing and Global Investment Solutions (GIS) investment areas:

Portfolio Managers' performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Portfolio Manager/Fund*	Range of shares owned**
Curt Custard
UBS Asset Growth Fund	None
UBS Dynamic Alpha Fund	None
UBS Global Allocation Fund	None
Andreas Koester
UBS Dynamic Alpha Fund	None
UBS Global Allocation Fund	None
Jonathan Davies
UBS Dynamic Alpha Fund	None
UBS Global Allocation Fund	None

Portfolio Manager/Fund*	Range of shares owned**
Richard Lloyd
UBS Asset Growth Fund	None
Luke Browne
UBS Asset Growth Fund	None
Philip Brides
UBS Asset Growth Fund	None
UBS Global Allocation Fund	None
Ian McIntosh
UBS U.S. Large Cap Equity Fund	None
Bruno Bertocci
UBS International Sustainable Equity Fund	None
Shari Gilfillan
UBS International Sustainable Equity Fund	None
Thomas Digenan
UBS U.S. Large Cap Equity Fund	Over $1,000,000
David Wabnik
UBS U.S. Small Cap Growth Fund	None
Samuel Kim
UBS U.S. Small Cap Growth Fund	None
Scott Dolan
UBS Core Plus Bond Fund	None
UBS Fixed Income Opportunities Fund	$10,001-$50,000
John Dugenske
UBS Core Plus Bond Fund	None
Craig G. Ellinger
UBS Core Plus Bond Fund	None
Brian Fehrenbach
UBS Core Plus Bond Fund	None
UBS Fixed Income Opportunities Fund	$100,001-$500,000
Hongbing Hsu
UBS Fixed Income Opportunities Fund	$50,001-$100,000
Branimir Petranovic
UBS Fixed Income Opportunities Fund	None
Elbridge Gerry
UBS Municipal Bond Fund	$50,001-$100,000
Kevin McIntyre[1]
UBS Municipal Bond Fund	None

*  As of June 30, 2015.

**  The portfolio managers may participate in a deferred compensation plan that invests in the Funds. These holdings are not included in the table.

1  Mr. McIntyre became a portfolio manager of the UBS Municipal Bond Fund on October 28, 2015.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG. As administrator, UBS AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

JPMorgan Chase Bank provides accounting, portfolio valuation and certain administrative services for the Funds under a Fund Services Agreement between the Trust and JPMorgan Chase Bank. JPMorgan Chase Bank is located at One Beacon Street, Boston, Massachusetts 02108.

Custody services. JPMorgan Chase Bank, located at One Beacon Street, Boston, Massachusetts 02108, provides custodian services for the securities and cash of the Funds. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to UBS AM (Americas) and JPMorgan Chase Bank and accrued by the Funds for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2015	2014	2013
UBS Asset Growth Fund	$72,625	$75,834	$80,610
UBS Dynamic Alpha Fund	426,301	428,440	375,193
UBS Global Allocation Fund	633,487	748,249	912,398
UBS International Sustainable Equity Fund	70,299	67,616	67,758
UBS U.S. Large Cap Equity Fund	117,834	179,536	227,137
UBS U.S. Small Cap Growth Fund	260,405	289,362	184,637
UBS Core Plus Bond Fund	80,449	79,275	81,506
UBS Fixed Income Opportunities Fund	115,485	152,844	150,703
UBS Municipal Bond Fund[1]	43,775	N/A	N/A

1  The UBS Municipal Bond Fund commenced operations on November 10, 2014.

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Funds for transfer agency services are set forth in the table below.

Fund	2015	2014	2013
UBS Asset Growth Fund	$12,552	$14,643	$19,479
UBS Dynamic Alpha Fund	226,035	212,754	189,557
UBS Global Allocation Fund	352,450	402,078	505,770
UBS International Sustainable Equity Fund	18,318	17,525	17,068
UBS U.S. Large Cap Equity Fund	12,735	40,684	82,808
UBS U.S. Small Cap Growth Fund	106,344	102,614	102,830
UBS Core Plus Bond Fund	10,340	13,121	16,707
UBS Fixed Income Opportunities Fund	25,954	31,754	18,001
UBS Municipal Bond Fund[1]	6,010	N/A	N/A

1  The UBS Municipal Bond Fund commenced operations on November 10, 2014.

Principal underwriting arrangements

UBS Asset Management (US) Inc. (formerly UBS Global AM (US)) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% (for UBS Fixed Income Opportunities Fund, UBS Core Plus Bond Fund and UBS Municipal Bond Fund) or 0.75% (for all other Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class P shares and the Funds pay no service or distribution fees with respect to their Class P shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling each Fund's Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM (US). UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Funds paid (or accrued) the following service and/or distribution fees to UBS AM (US) under the Class A and Class C Plans during the fiscal year ended June 30, 2015:

Fund	Class A	Class C
UBS Asset Growth Fund	$39,412	$69,646
UBS Dynamic Alpha Fund	258,643	484,070
UBS Global Allocation Fund	625,685	1,593,611
UBS International Sustainable Equity Fund	14,744	19,345
UBS U.S. Large Cap Equity Fund	22,930	26,603
UBS U.S. Small Cap Growth Fund	97,814	39,449
UBS Core Plus Bond Fund	6,524	10,476
UBS Fixed Income Opportunities Fund	25,487	37,236
UBS Municipal Bond Fund[1]	10,886	9,250

1  The UBS Municipal Bond Fund commenced operations on November 10, 2014.

Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2015 are set forth below:

UBS Asset Growth Fund

Marketing and advertising	$98,047
Payments to broker-dealers	—
Printing of prospectuses and SAIs	331
Service fees paid to financial advisors and interest expense	—

UBS Dynamic Alpha Fund

Marketing and advertising	$438,090
Payments to broker-dealers	102,821
Printing of prospectuses and SAIs	1,325
Service fees paid to financial advisors and interest expense	—

UBS Global Allocation Fund

Marketing and advertising	$823,787
Payments to broker-dealers	80,240
Printing of prospectuses and SAIs	2,071
Service fees paid to financial advisors and interest expense	—

UBS International Sustainable Equity Fund

Marketing and advertising	$97,780
Payments to broker-dealers	10,000
Printing of prospectuses and SAIs	39
Service fees paid to financial advisors and interest expense	—

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$211,518
Payments to broker-dealers	—
Printing of prospectuses and SAIs	69
Service fees paid to financial advisors and interest expense	—

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$382,123
Payments to broker-dealers	20,000
Printing of prospectuses and SAIs	162
Service fees paid to financial advisors and interest expense	—

UBS Core Plus Bond Fund

Marketing and advertising	$76,202
Payments to broker-dealers	—
Printing of prospectuses and SAIs	22
Service fees paid to financial advisors and interest expense	—

UBS Fixed Income Opportunities Fund

Marketing and advertising	$132,564
Payments to broker-dealers	—
Printing of prospectuses and SAIs	843
Service fees paid to financial advisors and interest expense	—

UBS Municipal Bond Fund1

Marketing and advertising	$13,203
Payments to broker-dealers	97,590
Printing of prospectuses and SAIs	—
Service fees paid to financial advisors and interest expense	—

1  UBS Municipal Bond Fund commenced operations on November 10, 2014.

Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2015 are set forth below:

UBS Asset Growth Fund

Marketing and advertising	$43,726
Payments to broker-dealers	16,366
Printing of prospectuses and SAIs	146
Service fees paid to financial advisors and interest expense	—

UBS Dynamic Alpha Fund

Marketing and advertising	$219,965
Payments to broker-dealers	128,725
Printing of prospectuses and SAIs	620
Service fees paid to financial advisors and interest expense	—

UBS Global Allocation Fund

Marketing and advertising	$523,036
Payments to broker-dealers	396,399
Printing of prospectuses and SAIs	1,319
Service fees paid to financial advisors and interest expense	—

UBS International Sustainable Equity Fund

Marketing and advertising	$28,232
Payments to broker-dealers	11,068
Printing of prospectuses and SAIs	13
Service fees paid to financial advisors and interest expense	—

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$61,643
Payments to broker-dealers	6,682
Printing of prospectuses and SAIs	20
Service fees paid to financial advisors and interest expense	—

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$38,699
Payments to broker-dealers	9,092
Printing of prospectuses and SAIs	16
Service fees paid to financial advisors and interest expense	—

UBS Core Plus Bond Fund

Marketing and advertising	$40,753
Payments to broker-dealers	2,696
Printing of prospectuses and SAIs	12
Service fees paid to financial advisors and interest expense	—

UBS Fixed Income Opportunities Fund

Marketing and advertising	$74,183
Payments to broker-dealers	8,770
Printing of prospectuses and SAIs	410
Service fees paid to financial advisors and interest expense	—

UBS Municipal Bond Fund1

Marketing and advertising	$3,547
Payments to broker-dealers	17,162
Printing of prospectuses and SAIs	—
Service fees paid to financial advisors and interest expense	—

1  UBS Municipal Bond Fund commenced operations on November 10, 2014.

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Asset Growth Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	$3,508	$6,635	$2,839
Amount Retained by UBS AM (US)	583	719	235
CDSC revenue
Amount Paid to UBS AM (US)	—	206	—
Amount Retained by UBS AM (US)	—	206	—

	Fiscal year ended June 30,
Fund	2015	2014	2013
Class C
CDSC revenue
Amount Paid to UBS AM (US)	$37	$21	$12
Amount Retained by UBS AM (US)	37	21	12
UBS Dynamic Alpha Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	36,543	120,446	349,298
Amount Retained by UBS AM (US)	5,129	13,630	37,201
CDSC revenue
Amount Paid to UBS AM (US)	—	2,500	—
Amount Retained by UBS AM (US)	—	2,500	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	414	18,890	—
Amount Retained by UBS AM (US)	414	18,890	—
UBS Global Allocation Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	27,078	32,497	35,076
Amount Retained by UBS AM (US)	3,096	4,029	3,642
CDSC revenue
Amount Paid to UBS AM (US)	109	27	194
Amount Retained by UBS AM (US)	109	27	194
Class C
CDSC revenue
Amount Paid to UBS AM (US)	549	760	1,431
Amount Retained by UBS AM (US)	549	760	1,431
UBS International Sustainable Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	68,200	28,336	12,443
Amount Retained by UBS AM (US)	6,860	3,221	1,173

	Fiscal year ended June 30,
Fund	2015	2014	2013
CDSC revenue
Amount Paid to UBS AM (US)	$—	$—	$—
Amount Retained by UBS AM (US)	—	—	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—
UBS U.S. Large Cap Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	6,665	203	1,140
Amount Retained by UBS AM (US)	768	18	99
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	49	—	—
Amount Retained by UBS AM (US)	49	—	—
UBS U.S. Small Cap Growth Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	14,917	24,935	2,173
Amount Retained by UBS AM (US)	1,397	2,726	195
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	399	293	37
Amount Retained by UBS AM (US)	399	293	37
UBS Core Plus Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	707	455	566
Amount Retained by UBS AM (US)	78	48	62

	Fiscal year ended June 30,
Fund	2015	2014	2013
CDSC revenue
Amount Paid to UBS AM (US)	$—	$—	$—
Amount Retained by UBS AM (US)	—	—	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—
UBS Fixed Income Opportunities Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	201	31,583	40,741
Amount Retained by UBS AM (US)	25	3,487	4,399
CDSC revenue
Amount Paid to UBS AM (US)	—	9,719	—
Amount Retained by UBS AM (US)	—	9,719	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	184	3,543	—
Amount Retained by UBS AM (US)	184	3,543	—
UBS Municipal Bond Fund[1]
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	16,710	N/A	N/A
Amount Retained by UBS AM (US)	2,620	N/A	N/A
CDSC revenue
Amount Paid to UBS AM (US)	—	N/A	N/A
Amount Retained by UBS AM (US)	—	N/A	N/A
Class C
CDSC revenue
Amount Paid to UBS AM (US)	—	N/A	N/A
Amount Retained by UBS AM (US)	—	N/A	N/A

1  UBS Municipal Bond Fund commenced operations on November 10, 2014.

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BNY Mellon maintains certain books and records of the Funds that are required by applicable federal regulations.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)'s proxy voting policy.

You may obtain information about the Funds' proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-800-647 1568 or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)'s proxy voting policy.

When UBS AM (Americas)'s view of a company's management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS AM Americas Committee is notified and determines the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS AM (Americas) and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM (Americas) or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian, accounting agent and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services it provide to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Funds use a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data companies, Bloomberg L.P. and FactSet Research Systems Inc., receive portfolio holdings information on a quarterly basis so that the Funds may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

•  Credit Suisse, a prime broker for certain series of the Trust, receives portfolio holdings information on a monthly basis in connection with portfolio analysis. There is a 15-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Credit Suisse.

•  Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

•  Certain Funds are subject to CFTC and National Futures Association ("NFA") reporting requirements due to their status as commodity pools for which the Advisor is registered as a commodity pool operator. The Funds that are commodity pools for which the Advisor is registered as a commodity pool operator supply portfolio holdings information on a monthly basis with no lag time after the close of the month to data aggregating service providers to facilitate reporting to the CFTC/NFA.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM (Americas) may make available a Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM (Americas) may release the non-public portfolio holdings to a shareholder of a Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of a Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

As of the date of this SAI, the shareholder with whom the Trust, on behalf of a Fund, has an arrangement to provide portfolio holdings in advance of their release to the general public to assist the shareholder in complying with the shareholder's legal or regulatory obligations is:

•  KPMG LLP and its consultant, RVK Inc., receives the portfolio holdings of UBS Dynamic Alpha Fund as of each month end with an 8 business day lag for the purpose of complying with the accounting industry auditor independence monitoring requirements.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and

Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments of UBS AM (Americas) is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Funds portfolio managers and senior officers of UBS AM (Americas) Finance, UBS AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS AM (Americas) who has been authorized by the UBS AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Funds participate with other funds managed by UBS AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to each Fund at rates based on prevailing market rates at the time of borrowings.

During the fiscal period ended June 30, 2015, the Funds did not utilize the Credit Facility.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another account. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Asset Growth Fund	$20,278	$29,521	$18,511
UBS Dynamic Alpha Fund	290,731[2]	185,804	215,511
UBS Global Allocation Fund	449,705	482,840	558,091
UBS International Sustainable Equity Fund	18,337[3]	42,428	22,947
UBS U.S. Large Cap Equity Fund	111,194[4]	165,078	349,451
UBS U.S. Small Cap Growth Fund	259,157	269,814	165,485
UBS Core Plus Bond Fund	1,476	3,397	3,520
UBS Fixed Income Opportunities Fund	92,269	128,788	145,341
UBS Municipal Bond Fund[1]	146	N/A	N/A

1  The UBS Municipal Bond Fund commenced operations on November 10, 2014.

2  The increase in brokerage commissions was caused by the Fund's increased redemption activity throughout the year. The Fund also employs a tactical strategy, and the heightened and expected volatility in the market caused more trading activities during the fiscal year ended June 30, 2015 than the year ended June 30, 2014.

3  The decrease in brokerage commissions was caused by the Fund rebounding back downwards after a large increase in commissions during the fiscal year ended June 30, 2014 due to a transition in the Fund's investment strategy.

4  The decrease in brokerage commissions was due to a reduction in the Fund's assets during the period December 31, 2014 through January 1, 2015.

During the fiscal year ended June 30, 2015, the Funds' commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
UBS Global Allocation Fund	$366,469,546	$292,524
UBS U.S. Large Cap Equity Fund	203,242,160	110,874
UBS U.S. Small Cap Growth Fund	262,644,966	259,157

For the fiscal year ended June 30, 2015, the UBS Global Allocation Fund, UBS International Sustainable Equity Fund and UBS U.S. Large Cap Equity Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Global Allocation Fund	$438	0.10%	0.04%
UBS International Sustainable Equity Fund	1,295	7.06	0.05
UBS U.S. Large Cap Equity Fund	163	0.15	0.02

For the fiscal year ended June 30, 2014, UBS Asset Growth Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund and UBS U.S. Large Cap Equity Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Asset Growth Fund	$30	0.10%	0.10%
UBS Global Allocation Fund	700	0.14	0.08
UBS International Sustainable Equity Fund	5,022	11.84	0.03
UBS U.S. Large Cap Equity Fund	532	0.32	0.06

For the fiscal year ended June 30, 2013, the UBS Asset Growth Fund, UBS Global Allocation Fund and UBS International Sustainable Equity Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	Aggregate % of aggregate dollar amount paid to UBS Group AG
UBS Asset Growth Fund	$18	0.10%	0.09%
UBS Global Allocation Fund	354	0.06	0.08
UBS International Sustainable Equity Fund	96	0.42	0.15

As of June 30, 2015, the following Funds owned securities issued by the following companies which are regular broker-dealers for such Funds:

UBS Dynamic Alpha Fund
Issuer	Value
AXA SA	$455,307
Bank of America Corp.	2,406,216
Bank of New York Mellon Corp.	725,705
Barclays Bank PLC	2,321,517
BNP Paribas SA	906,335
Citigroup, Inc.	1,201,815
Credit Suisse	377,037
Credit Suisse Group Guernsey I Ltd.	433,904
Goldman Sachs Group, Inc.	1,896,883
JPMorgan Chase & Co.	3,258,881
Morgan Stanley	2,926,902
Wachovia Corp.	1,524,105
UBS Global Allocation Fund
Issuer	Value
Citigroup, Inc.	$774,465
JPMorgan Chase & Co.	806,344
Morgan Stanley	251,592
Wells Fargo & Co.	146,224
UBS International Sustainable Equity Fund
Issuer	Value
Citigroup, Inc.	$211,569
UBS U.S. Large Cap Equity Fund
Issuer	Value
Citigroup, Inc.	$986,587
JPMorgan Chase & Co.	1,079,552
Morgan Stanley	252,135

UBS Core Plus Bond Fund
Issuer	Value
Bank of America Corp.	$181,913
CSAIL Commercial Mortgage Trust	153,030
CSMC Trust	99,525
Goldman Sachs Group, Inc.	231,127
GS Mortgage Securities Trust	173,296
JP Morgan Chase Commercial Mortgage Securities Trust	124,418
JPMorgan Chase & Co.	137,747
Morgan Stanley	128,285
Morgan Stanley Bank of America Merrill Lynch Trust	152,115
UBS Fixed Income Opportunities Fund
Issuer	Value
Bank of America Corp.	$194,859
Barclays Bank PLC	239,767
Citigroup, Inc.	146,437
Credit Suisse Group AG	191,750
Morgan Stanley	89,348

Certain series of the Trust maintain a commission recapture program with certain brokers for such series. Under the program, a percentage of commissions generated by portfolio transactions for a fund is rebated to the fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS Municipal Bond Fund is not expected to exceed 100%. The portfolio turnover rates for the UBS Dynamic Alpha Fund and UBS Global Allocation Fund may exceed 100%, and in some years, 200%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%, and for the UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund, the portfolio turnover rate may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2015, 2014 and 2013 was as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Asset Growth Fund	84%	112%[3]	49%
UBS Dynamic Alpha Fund	54	45	74
UBS Global Allocation Fund	62	49	54
UBS International Sustainable Equity Fund	42[1]	137[4]	41
UBS U.S. Large Cap Equity Fund	59	55	58
UBS U.S. Small Cap Growth Fund	64	57	42
UBS Core Plus Bond Fund	744[2]	506	374
UBS Fixed Income Opportunities Fund	19	38	60
UBS Municipal Bond Fund*	72	N/A	N/A

*  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

1  The decrease in the portfolio turnover rate for the fiscal year ended June 30, 2015 was the result of modifications to the Fund's investment strategies.

2  The increase in the portfolio turnover rate for the fiscal year ended June 30, 2015 was the result of increased trading in mortgage-backed securities.

3  The increase in the portfolio turnover rate for the fiscal year ended June 30, 2014 was the result of modifications to the Fund's investment strategies and the volatility management of the Fund's investment strategies.

4  The increase in the portfolio turnover rate for the fiscal year ended June 30, 2014 was the result of modifications to the Fund's investment strategies and the increase of the investment within US equities of up to 35%. In a normal market environment, the Fund's portfolio turnover rate is expected to be 40 to 80% on average.

Shares of beneficial interest

The Trust currently offers three classes of shares for each Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class P (the Class P shares).

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class P shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 2.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Class P shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Only specific types of investors can purchase Class P shares.

Additional compensation to affiliated dealer. UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the Funds or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.16% to 0.28% (16 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class P qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of Funds on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $5 billion.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any Fund or Funds held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class P shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C shares

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable investments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which certain Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•  Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—A Fund must satisfy the following Asset Diversification Test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset

Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Short-term capital gain dividends and interest-related dividends" below.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund's shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund's control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss incurred after October 31 to the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"); and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds—If a Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, "Taxation of Fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, "Taxation of Fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal excise tax—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, a Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Each Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their

Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.

Tax credit bonds—If a Fund holds, directly or indirectly, one or more "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, "Taxation of the Fund—Fund of funds" above.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds' default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Funds, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis—Class A Shareholders Only—If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.

There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund's use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for US tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-term capital gain dividends and interest-related dividends—It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for short-term capital gain dividends and interest-related dividends paid by the Fund from its qualified net interest income from US sources that were effective for distributions with respect to taxable years of the Fund that began before January 1, 2015, or, if reinstated, whether such exemptions would have retroactive effect. However, even if reinstated, the Fund does not intend to account for or designate interest-related dividends or short-term capital gain dividends for the benefit of non-US investors.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by a Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a US REIT ("FIRPTA distribution") and if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2015 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2015 from a RIC to a non-US shareholder from the RIC's direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, a Fund will be required to withhold a 30% tax on the following payments or distributions made by a Fund (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to a Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under

FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Additional tax information with respect to UBS Municipal Bond Fund

The Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the Fund's total assets consists of municipal securities, which are exempt from federal income tax.

Exempt-interest dividends—Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt- interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to the AMT in certain circumstances and may have other collateral tax consequences as discussed below.

Distributions of ordinary income and capital gains—Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable. However, gain recognized from the sale or other disposition of a tax-exempt security purchased after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such security. Distributions by the Fund of ordinary income and capital gains will be taxable to shareholders as discussed above under "Taxation of fund distributions."

Additionally, the Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income.

Qualified dividend income for individuals—Because the Fund's income is derived primarily from interest rather than dividends, none or a nominal part of its distributions are expected to be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Dividends-received deduction for corporations—Because the Fund's income is derived primarily from interest rather than dividends, none or a nominal part of its distributions are expected to qualify for the corporate dividends-received deduction.

Alternative minimum tax—AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal securities issued after August 7, 1986 generally will constitute an item of tax preference includable in AMTI for both corporate and non- corporate taxpayers. However, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the AMT. In addition, exempt-interest dividends derived from all municipal securities regardless of the date of issue, must be included in adjusted current earnings which are used in computing an additional corporate preference item includable in AMTI. Certain small corporations are wholly exempt from the AMT.

Effect on taxation of social security benefits; denial of interest deduction; "substantial users"—Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States.

Exemption from state tax—To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying US territorial obligations (including qualifying obligations of Puerto Rico, the US Virgin Islands, and Guam), they also may be exempt from that state's personal income taxes. In addition, most states do not grant tax-free treatment to interest on state and municipal securities of other states. Shareholders in a qualified fund of funds that receive exempt- interest dividends should consult their own tax advisors as to whether such dividends are exempt from personal income tax in their state of residence.

Loss of status of securities as tax-exempt—Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, the Fund may be required to report to the IRS and send to you amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require you to file amended federal and state income tax returns for such prior year to report and pay tax and interest on your pro rata share of the additional amount of taxable income.

Redemptions at a loss within six months of purchase—Any loss incurred on the redemption or exchange of shares held for six months or less is disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

This discussion of "Taxes" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, "UBS AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS AM is a large asset management firm with approximately $695 billion in assets under management worldwide as of June 30, 2015.1 UBS AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS AM has over 2,400 employees located in 24 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current

1  UBS AM (Americas) manages approximately $150 billion as of June 30, 2015.

status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM (Americas), might cause UBS AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM (Americas) will be current investors in companies engaged in an offering of securities which UBS AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS AM's affiliates acting as a selling shareholder. UBS AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Funds and other UBS accounts. UBS AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Funds by UBS AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS AM's policies and procedures regarding information barriers, UBS AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS AM may have access to certain fundamental analysis and proprietary technical models developed by UBS AM or its affiliates (including UBS). UBS AM will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS AM, in its sole discretion, deems it appropriate.

UBS AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other Funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS AM and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS AM, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS AM and its affiliates.

It is also possible that, from time to time, UBS AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS AM or UBS clients. In making investment decisions for a Fund, UBS AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM (Americas). A copy of Part 1A and 2A of UBS AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Indices; Citigroup Indices; JPMorgan Indices; Bank of America Merrill Lynch Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Funds' financial statements for the fiscal year ended June 30, 2015 and the report thereon of Ernst & Young LLP, dated August 28, 2015, which are contained in the Funds' Annual Report dated June 30, 2015 (as filed with the SEC on September 8, 2015, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-15-064057), are incorporated herein by reference.

Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor's Financial Services LLC ("S&P") Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;, and the promise we impute.

A-1

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

A-2

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Global Short-Term Ratings:

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

SHORT TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-3

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P's Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A-4

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings, Inc. ("Fitch Ratings") Long-Term Issuer Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

A-5

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD. Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

A-6

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term IDR category or to Long-Term IDR categories below B.

A-7

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

© UBS 2015. All rights reserved.

The UBS Funds
Investment Company Act File No. 811-6637
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.
S058

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information

October 28, 2015

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following fund (the "Fund"), which is a series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class C	Class P
UBS U.S. Equity Opportunity Fund	BNVAX	BNVCX	BUSVX

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) ("UBS AM (Americas)"), an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") serves as the underwriter for the Fund. UBS AM (US) is an indirect wholly owned subsidiary of UBS Group AG.

Portions of the Fund's Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Fund's Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated October 28, 2015. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

2

Portfolio managers	45
Administrative, accounting and custody services	47
Principal underwriting arrangements	48
Transfer agency services	51
Independent registered public accounting firm	51
Legal counsel	51
Personal trading policies	51
Proxy voting policies	52
Portfolio holdings disclosure policies and procedures	53
Bank line of credit	57
Portfolio transactions and brokerage commissions	57
Portfolio turnover	59
Shares of beneficial interest	60
Reduced sales charges, additional purchase, exchange and redemption information and other services	61
Sales charge reductions and waivers	61
Additional information regarding purchases through letter of intent	63
Automatic cash withdrawal plan	65
Individual retirement accounts	65
Transfer of securities	65
Valuation of shares	66
Taxes	67
Taxation of the Fund	67
Taxation of Fund distributions	71
Sales, exchanges and redemption of Fund shares	74
Tax treatment of portfolio transactions	76
Backup withholding	81
Non-US investors	82
Effect of future legislation; local tax considerations	84
Potential conflicts of interest	85
Performance calculations	93
Financial statements and report of independent registered public accounting firm	94
Appendix A—Corporate debt ratings	A-1

3

General information about the Trust

The Trust currently offers shares of the following ten Funds, representing separate portfolios of investments: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund. This SAI relates to the UBS U.S. Equity Opportunity Fund (the "Fund") only. The Fund currently offers three classes of shares for the Fund: the Class A shares, the Class C shares and the Class P shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class P shares, which are designed primarily for institutional investors and wrap fee advisory program accounts, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

The Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act").

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Fund's administrator.

"Advisor" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" shall mean the UBS U.S. Equity Opportunity Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Financial Services LLC.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

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"Underwriter" or "UBS AM (US)" shall mean UBS Asset Management (US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Fund

Borrowing

The Fund may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets—Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) swaps, (ii) futures contracts, (iii) written options, (iv) forward currency contracts, and (v) non-deliverable forwards.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as "covered" when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

The Fund's segregated assets procedures may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If Segregated Assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets

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may not be available to satisfy redemptions or for other purposes, until the Fund's obligations under the financial instruments have been satisfied. In addition, the Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require the Fund to segregate. The segregated assets procedures provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Cash and cash equivalents

The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated US dollars. The Fund may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Non-US dollar-denominated cash equivalent holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code. When the Fund invests for defensive purposes, it may affect the attainment of its investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, the Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

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Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.

Loans of portfolio securities

The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 under the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

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Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Fund may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns. When the Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap index agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of

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securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.

In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM will return "variation margin" to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

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Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on the London Interbank Offered Rate ("LIBOR"), or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund's borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset. Therefore, the cover amount includes the notional value of the underlying credit on a daily mark-to-market basis. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

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When the Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions.

The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the Act.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of

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futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Options

The Fund may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. The Fund may also purchase call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded OTC. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the

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SEC that it considers OTC options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Fund may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

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If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

Purchasing put options—The Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund generally will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell put options purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Fund may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of

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the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Fund may purchase exchange-listed call options on stock indices and fixed income indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Fund may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock income indices may also be used to protect the Fund's investments in the case of a major redemption.

The Fund may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Fund's purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference

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between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on futures contracts

The Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.

When the Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

When the Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that the Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, the Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

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Furthermore, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Forward foreign currency contracts

The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking-to-market each day at current forward contract values.

The Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contract's full notional exposure of the Fund's delivery obligation under the contract. However, where a forward is executed pursuant to an agreement that provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of the Fund (the unrealized loss, if any), as opposed to the full notional exposure of the Fund's delivery obligation. Further, where the Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce the Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as CLS) provides that on the expiration date the gross notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.

Non-deliverable forwards

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

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When the Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.

Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a commodity pool operator ("CPO").

Options on foreign currencies

The Fund also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

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Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may also engage in options transactions for non-hedging purposes. The Fund may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

With respect to writing put options, at the time the put is written, the Fund's custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Special risks of certain derivatives

Certain derivative contracts entered into by the Fund may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances, if triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

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Risks of potential regulation of swaps and other derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund's ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity pool operator exclusions and regulation

With respect to the Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

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Rule 144A and illiquid securities

The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities, private placements and restricted securities will be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

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Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds ("ETFs")

Subject to the limitations on investments in investment company securities and its own investment objective, the Fund may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Fund may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent the Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Real estate investment trusts ("REITs")

The Fund may each invest up to 5% of its total assets in REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of

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their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund's Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permits it to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further

24

impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Non-US issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Equity securities

The Fund may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Fund expects its US equity investments to emphasize large and mid capitalization companies. The Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Fund will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country.

Special purpose acquisition companies ("SPACs")

The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Eurodollar securities

The Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

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Convertible securities

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Emerging markets investments

The Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

The Fund also may invest in securities that neither are listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Fund's investments in emerging market securities will, at all times, be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts

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of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

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Payments to holders of the high yield, high risk, foreign debt securities in which the Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Summary of risks

The principal risks of investing in the Fund are described in the risks sections of the Prospectus.

Cybersecurity risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of REITs;

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof;

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment

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purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

With respect to the real estate restriction described in (ii) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

The commodities restriction described in (iii) does not prevent the Fund from entering into swap agreements or swaptions.

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Management of the Trust

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has four standing committees: an Audit Committee, a Nominating, Compensation and Governance Committee (the "Nominating Committee"), a Distribution Committee and a Performance Committee. As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures, the distribution and sales activities of the Fund and the historical and ongoing performance of the Fund.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2015.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2015.

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Moore sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Fund; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Fund. The Distribution Committee met twice during the fiscal year ended June 30, 2015.

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Mr. Murphy, Ms. Smith and Mr. Reilly sit on the Trust's Performance Committee, which has the responsibility, among other things, to: (i) review quarterly reports on the investment performance of the Fund; (ii) review and consider proposed changes to investment objectives and strategies and the use of new financial instruments for the Fund; and (iii) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports. The Performance Committee met twice during the fiscal year ended June 30, 2015.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Fund's service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures

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in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that E. Blake Moore, Jr. would contribute valuable experience due to his management position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 57 A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios); and a trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.
Edward M. Roob; 81 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the Audit Committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the Audit Committee of the Dimensional Funds complex (107 portfolios).

J. Mikesell Thomas; 64 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem, a not-for-profit healthcare organization and a director (since 2012), a member of the Audit Committee (since 2012) and Chairman (since 2014) of the Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
E. Blake Moore, Jr.[2]* Age: 57	Interested Trustee	Since June 2015

Mr. Moore is a Managing Director and head of Americas at UBS AM (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS AM, he was Executive Vice President, head of Distribution at Mackenzie Investments in Canada for over three years. Before this, he spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, he served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.

				Mr. Moore is a trustee of three investment companies (consisting of 29 portfolios) for which UBS AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 50	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (since 2007)) at UBS AM (US) and UBS AM (Americas) (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the United States and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January 2014 to July 2014)) of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski* Age: 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (since 2008)) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver* Age: 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (since 2007)) and head of the North American fund treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha* Age: 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** Age: 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary* Age: 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Cindy W. Lee* Age: 40	Vice President and Assistant Treasurer	Since December 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Mr. Lee was previously a Fund accounting manager of Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of the Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999). Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee* Age: 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor* Age: 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Nancy D. Osborn* Age: 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders* Age: 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup* Age: 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller* Age: 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu* Age: 31	Vice President	Since 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent trustee ownership of securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US)

As of December 31, 2014, the Independent Trustees did not own any securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US).

Information about trustee ownership of Fund shares

Trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	None	Over $100,000
Frank K. Reilly	None	Over $100,000
Edward M. Roob	None	Over $100,000
Abbie J. Smith	None	Over $100,000
J. Mikesell Thomas	None	None
Interested trustee
E. Blake Moore, Jr.	None	None

1  Information regarding ownership is as of December 31, 2014.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$71,470	N/A	$167,500
John J. Murphy, Trustee	68,269	N/A	160,000
Frank K. Reilly, Trustee	76,803	N/A	180,000
Edward M. Roob, Trustee	68,269	N/A	160,000
Abbie J. Smith, Trustee	68,269	N/A	160,000
J. Mikesell Thomas, Trustee	74,670	N/A	175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2015.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies managed by UBS AM (Americas) or an affiliate for the fiscal year ended June 30, 2015.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

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Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of October 1, 2015, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class C and/or Class P shares of the Fund as set forth below:

Fund	Name & address*	Percent held
UBS U.S. Equity Opportunity Fund—Class A	Morgan Stanley Smith Barney LLC	7.03%
	First Clearing LLC Special custody account for the exclusive benefit of customer	6.21%
UBS U.S. Equity Opportunity Fund—Class C	First Clearing LLC Special custody account for the exclusive benefit of customer	10.49%
	Morgan Stanley Smith Barney LLC	6.79%
UBS U.S. Equity Opportunity Fund—Class P	Pershing LLC	46.48%
	Wilmington Trust RISC, for the benefit of Brinson Partners Inc. Supplemental Incentive Compensation Plan	9.25%
	UBS Financial Services Inc., for benefit of David M. Merrick	6.57%
	Wilmington Trust RISC, for the benefit of Brinson Partners Inc. Deferred Compensation Plan	5.61%

*  The shareholders listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.

As of October 1, 2015, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

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Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or the Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Trust pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $150 billion, as of June 30, 2015, primarily for institutional pension and profit sharing funds. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $695 billion in assets under management as of June 30, 2015. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.

As of June 30, 2015, the Advisor also serves as the investment advisor or sub-advisor to 21 other investment companies: EQ Advisors Trust: EQ/UBS Growth and Income Portfolio; Fort Dearborn Income Securities, Inc.; Global High Income Fund Inc.; Lincoln Variable Insurance Products Trust (LVIP): (LVIP) UBS Large Cap Growth Managed Volatility Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Global Alternative Strategy Fund; Nationwide Global Equity Fund; Nationwide High Yield Fund; Pacific Life Funds (PF) Currency Strategies Fund; Pacific Select Fund (PSF) Currency Strategies Portfolio; SMA Relationship Trust; Strategic Global Income Fund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; and Variable Annuity Life Insurance Company (VALIC): VALIC Company II International Opportunities Fund.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor receives from the Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreement, the Advisor is entitled to a monthly fee of the Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS U.S. Equity Opportunity Fund	$0 – $500 million	0.700%
	On the next $500 million – $1 billion	0.650
	On the next $1 billion – $1.5 billion	0.600
	On the next $1.5 billion – $2 billion	0.575
	Above $2 billion	0.550

The Fund is subject to a contractual expense limit at the following rates of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class C	Class P
UBS U.S. Equity Opportunity Fund	1.20%	1.95%	0.95%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2016. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated to the Fund in proportion to its relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2015

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS U.S. Equity Opportunity Fund	$316,810	$80,695	$236,115

B. Fiscal year ended June 30, 2014

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS U.S. Equity Opportunity Fund	$307,319	$76,856	$230,463

C. Fiscal year ended June 30, 2013

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS U.S. Equity Opportunity Fund	$284,292	$26,298	$257,994

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Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Fund in the Fund's Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2015:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Ian McIntosh	5	$323	5	$260	5	$476	[1]
Thomas Digenan	6	$424	10	$1,188	7	$2,421	[2]

1  Three accounts with a total of approximately $415 million have an advisory fee based upon the performance of the accounts.

2  Two accounts with a total of approximately $1,043 million have an advisory fee based upon the performance of the accounts.

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

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•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•  The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

For our Equities, Fixed Income, Structured Beta & Indexing and Global Investment Solutions (GIS) investment areas:

Portfolio managers' performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

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Portfolio Manager/Fund*	Range of shares owned**
Ian McIntosh	None
Thomas Digenan	None

*  As of June 30, 2015.

**  The portfolio managers may participate in a deferred compensation plan that invests in the Fund. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by the portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS AM (Americas) also serves as the Fund's administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG. As administrator, UBS AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

JPMorgan Chase Bank provides accounting, portfolio valuation and certain administrative services for the Fund under a Fund Services Agreement between the Trust and JPMorgan Chase Bank. JPMorgan Chase Bank is located at One Beacon Street, Boston, Massachusetts 02108.

Custody services. JPMorgan Chase Bank, located at One Beacon Street, Boston, Massachusetts 02108, provides custodian services for the securities and cash of the Fund. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to UBS AM (Americas) and JPMorgan Chase Bank and accrued by the Fund for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2015	2014	2013
UBS U.S. Equity Opportunity Fund	$75,617	$85,280	$74,502

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Fund for transfer agency services are set forth in the table below.

Fund	2015	2014	2013
UBS U.S. Equity Opportunity Fund	$35,900	$39,283	$44,081

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Principal underwriting arrangements

UBS Asset Management (US) Inc. (formerly, UBS Global AM (US)) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Fund pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's Class P shares and the Fund pays no service or distribution fees with respect to its Class P shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling the Fund's Class C shares, respectively, and to offset the Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Fund, subject to UBS AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM (US). UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

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In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Fund's transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Fund's prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceeds the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Fund. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Fund paid (or accrued) the following service and/or distribution fees to UBS AM (US) under the Class A and Class C Plans during the fiscal year ended June 30, 2015:

Fund	Class A	Class C
UBS U.S. Equity Opportunity Fund	$97,177	$43,761

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Amounts spent on behalf the Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2015 are set forth below:

Marketing and advertising	$131,824
Payments to broker-dealers	—
Printing of prospectuses and SAIs	256
Service fees paid to financial advisors and interest expense	—

Amounts spent on behalf of the Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2015 are set forth below:

Marketing and advertising	$14,891
Payments to broker-dealers	9,499
Printing of prospectuses and SAIs	29
Service fees paid to financial advisors and interest expense	—

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Fund and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS U.S. Equity Opportunity Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	$9,847	$11,060	$10,053
Amount Retained by UBS AM (US)	935	2,001	885
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—

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	Fiscal year ended June 30,
Fund	2015	2014	2013
Class C
CDSC revenue
Amount Paid to UBS AM (US)	$—	—	—
Amount Retained by UBS AM (US)	—	—	—

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BNY Mellon maintains certain books and records of the Fund that are required by applicable federal regulations.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which the Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

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Proxy voting policies

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-800-647 1568 or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)'s proxy voting policy.

When UBS AM (Americas)'s view of a company's management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing

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issues from influencing its proxy votes. Whenever UBS AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS AM Americas Committee is notified and determines the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS AM (Americas) and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund's portfolio holdings will not be made available to anyone outside of UBS AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund's Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM (Americas) Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM (Americas), for legitimate fund business purposes, may disclose the Fund's complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM (Americas) and/or the Fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund's shareholders, and the legitimate fund

53

business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS AM (Americas)'s Code of Ethics, the Fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM (Americas) or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

•  JP Morgan Chase Bank, the Fund's Custodian, accounting agent and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services it provides to the Fund.

•  Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third-party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

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•  The Fund uses a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data companies, Bloomberg L.P. and Factset Research Systems, Inc., receive portfolio holdings information on a quarterly basis so that the Fund may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

•  Credit Suisse, a prime broker for certain of series of the Trust, receives portfolio holdings information on a monthly basis in connection with portfolio analysis. There is a 15-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Credit Suisse.

•  Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM (Americas) may make available the Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM (Americas) may release the non-public portfolio holdings to a shareholder of the Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of the Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

As of the date of this SAI, the Trust, on behalf of the Fund, had no arrangements with shareholders to provide portfolio holdings in advance of their release to the general public to assist shareholders in complying with the shareholders' legal or regulatory obligations.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas)

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Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments of UBS AM (Americas) is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Funds portfolio managers and senior officers of UBS AM (Americas) Finance, UBS AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS AM (Americas) who has been authorized by the UBS AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

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Prohibitions on receipt of compensation or other consideration. Neither UBS AM (Americas), the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Fund participates with other funds managed by UBS AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to the Fund at rates based on prevailing market rates at the time of borrowings.

For the fiscal period ended June 30, 2015, the Fund did not utilize the Credit Facility.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreements with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be

57

analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS U.S. Equity Opportunity Fund	$38,798	$57,395	$91,516

During the fiscal year ended June 30, 2015, the Fund's commissions for securities transactions to brokers which provided research services to the Fund were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
UBS U.S. Equity Opportunity Fund	$44,896,947	$38,798

For the fiscal year ended June 30, 2015, the Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS U.S. Equity Opportunity Fund	$157	0.40%	0.05%

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For the fiscal year ended June 30, 2014, the Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS U.S. Equity Opportunity Fund	$650	1.13%	0.04%

For the fiscal year ended June 30, 2013, the Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS U.S. Equity Opportunity Fund	$83	0.09%	0.04%

As of June 30, 2015, the Fund owned securities issued by the following companies which are regular broker-dealers for the Fund:

UBS U.S. Equity Opportunity Fund
Issuer	Value
Citigroup, Inc.	$1,754,091

Certain series of the Trust maintain a commission recapture program with certain brokers for such series. Under the program, a percentage of commissions generated by portfolio transactions for a fund is rebated to the fund by the brokers.

Portfolio turnover

The Fund are free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's respective investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Fund is not expected to exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In

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addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of the Fund for the fiscal years ended June 30, 2015, 2014 and 2013 was as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS U.S. Equity Opportunity Fund	48%	62%	89%

Shares of beneficial interest

The Trust currently offers three classes of shares for the Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class P (the Class P shares).

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series of the Trust or class of the Fund, only the shareholders of that series of the Trust or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series of the Trust or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund or class, the matter shall have been effectively acted upon with respect to the Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series of the Trust or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to

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communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class P shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 2.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Class P shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Only specific types of investors can purchase Class P shares.

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Additional compensation to affiliated dealer. UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the Fund or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.16% to 0.28% (16 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Fund's records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Fund for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill

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Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class P qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the Fund held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Fund and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class P shares are not eligible for exchange.

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Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Fund may authorize financial institutions, or their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low

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and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C shares

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for

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securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Fund normally obtains market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable investments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC Investments are valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such

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developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the

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Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•  Distribution Requirement—The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—The Fund must satisfy the following Asset Diversification Test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a

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result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Short-term capital gain dividends and interest-related dividends" below.

Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can

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be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"); and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds—If the Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, "Taxation of Fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to

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pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, "Taxation of Fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal excise tax—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax—Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends

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may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to

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both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.

Tax credit bonds—If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in

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certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, "Taxation of the Fund—Fund of funds" above.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

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In addition to the Fund's default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding

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period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis—Class A Shareholders Only—If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the

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characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

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In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

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Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.

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There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund's use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for US tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

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Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

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Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-term capital gain dividends and interest-related dividends—It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for short-term capital gain dividends and interest-related dividends paid by the Fund from its qualified net interest income from US sources that were effective for distributions with respect to taxable years of the Fund that began before January 1, 2015, or, if reinstated, whether such exemptions would have retroactive effect. However, even if reinstated, the Fund does not intend to account for or designate interest-related dividends or short-term capital gain dividends for the benefit of non-US investors.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution

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by the RIC which is attributable directly or indirectly to a distribution to the RIC from a US REIT ("FIRPTA distribution") and if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2015 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2015 from a RIC to a non-US shareholder from the RIC's direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

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Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund (a) income dividends, (b) after December 31, 2016 certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares paid by the Fund to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that

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differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, "UBS AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS AM is a large asset management firm with approximately $695 billion in assets under management worldwide as of June 30, 2015.1 UBS AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS AM has over 2,400 employees located in 24 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS AM that could disadvantage the Fund. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Fund. UBS AM (Americas) makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve

1  UBS AM (Americas) manages approximately $150 billion as of June 30, 2015.

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markets and securities in which the Fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM (Americas), might cause UBS AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS AM (Americas) making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Fund's investment objectives and subject to compliance with applicable law, UBS AM (Americas) may purchase securities for the Fund during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM (Americas) will be current investors in companies engaged in an offering of securities which UBS AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS AM's affiliates acting as a selling shareholder. UBS AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Fund. UBS AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Fund may also be higher than for other

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products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from UBS or the Fund in connection with the distribution of shares in the Fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, UBS, including UBS AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Fund. The additional payments by UBS AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.

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Other potential conflicts relating to the management of the Fund by UBS AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS AM's policies and procedures regarding information barriers, UBS AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the Fund, UBS AM may have access to certain fundamental analysis and proprietary technical models developed by UBS AM or its affiliates (including UBS). UBS AM will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, the Fund, UBS and UBS AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

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UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Asset Management's affiliates may effect transactions for the Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS AM. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to

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choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

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Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS AM on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS AM on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS AM, in its sole discretion, deems it appropriate.

UBS AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by UBS AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective

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investment vehicles) managed or advised by them. It is possible that UBS AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, the Fund or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

UBS AM may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS AM and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with UBS AM, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS AM and its affiliates.

It is also possible that, from time to time, UBS AM or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS AM and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS AM will

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consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS AM or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS AM or UBS clients. In making investment decisions for the Fund, UBS AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS AM in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Present and future activities of UBS AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM (Americas) may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM (Americas) with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM (Americas). A copy of Part 1A and 2A of UBS AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual

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return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy its investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Indices; Citigroup Indices; JPMorgan Indices; Bank of America Merrill Lynch Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Fund's financial statements for the fiscal year ended June 30, 2015 and the report thereon of Ernst & Young LLP, dated August 28, 2015, which are contained in the Fund's Annual Report dated June 30, 2015 (as filed with the SEC on September 8, 2015, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-15-064057), are incorporated herein by reference.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor's Financial Services LLC ("S&P") Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;, and the promise we impute.

A-1

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

A-2

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Global Short-Term Ratings:

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

SHORT TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-3

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P's Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A-4

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings, Inc. ("Fitch Ratings") Long-Term Issuer Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

A-5

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD. Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

A-6

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term IDR category or to Long-Term IDR categories below B.

A-7

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or its principal underwriter may not lawfully sell those shares.

© UBS 2015. All rights reserved.

The UBS Funds
Investment Company Act File No. 811-6637
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.
S1606

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information
October 28, 2015

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the Class A, Class C and Class P shares of the following fund (the "Fund"), which is a series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS Emerging Markets Equity Fund

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), ("UBS AM (Americas)") an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") serves as the underwriter for the Fund. UBS AM (US) is an indirect wholly owned subsidiary of UBS Group AG.

This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated October 28, 2015. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

Rule 144A and illiquid securities	19
Non-publicly traded securities, private placements and restricted securities	20
Investment company securities and investments in affiliated investment companies	20
Non-US issuer location	21
Equity securities	21
Convertible securities	21
Exchange-traded funds ("ETFs")	21
Real estate equity securities and real estate investment trusts ("REITs")	22
Special purpose acquisition companies ("SPACs")	22
Eurodollar securities	23
Foreign securities	23
Forward foreign currency contracts	23
Non-deliverable forwards	24
Options on foreign currencies	25
Short sales	26
Other investments	27
Fixed income securities	27
Lower-rated debt securities	27
Pay-in-kind bonds	28
When-issued securities	28
Mortgage-backed securities and mortgage pass-through securities	29
Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")	31
Dollar rolls	32
To-be-announced securities ("TBA")	32
Other mortgage-backed securities	33
Asset-backed securities	33
Zero coupon and delayed interest securities	34
Equity participation notes or equity linked notes ("EPNs")	35
Emerging markets investments	36
Risks of investing in emerging markets	38
Summary of risks	39
Investment restrictions	40
Management of the Trust	41
Independent trustees	44
Interested trustee	46
Officers	47
Information about Independent trustee ownership of securities issued by UBS AM	51
Information about trustee ownership of Fund shares	51
Compensation table	52
Principal holders of securities	52
Investment advisory, principal underwriting and other service arrangements	53
Advisor	53
Portfolio managers	54
Administrative, accounting and custody services	56
Principal underwriting arrangements	57
Transfer agency services	59
Independent registered public accounting firm	59

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Legal counsel	59
Personal trading policies	59
Proxy voting policies	60
Portfolio holdings disclosure policies and procedures	61
Portfolio transactions and brokerage commissions	65
Portfolio turnover	66
Shares of beneficial interest	67
Reduced sales charges, additional purchase, exchange and redemption information and other services	68
Sales charge reductions and waivers	68
Additional information regarding purchases through letter of intent	70
Automatic cash withdrawal plan	72
Individual retirement accounts	72
Transfer of securities	72
Valuation of shares	73
Taxes	74
Taxation of the Fund	74
Taxation of Fund distributions	78
Sales, exchanges and redemption of Fund shares	80
Tax treatment of portfolio transactions	82
Backup withholding	87
Non-US investors	88
Effect of future legislation; local tax considerations	90
Potential conflicts of interest	91
Performance calculations	99
Financial statements and report of independent registered public accounting firm	100
Appendix A—Corporate debt ratings	A-1

3

General information about the Trust

The Trust currently offers shares of the following ten Funds, representing separate portfolios of investments: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund. The UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund are offered in separate Prospectuses and SAIs, and are not included in this SAI. This SAI relates to the UBS Emerging Markets Equity Fund (the "Fund") only. The UBS Emerging Markets Equity Fund currently has three classes of shares: the Class A shares, the Class C shares and the Class P shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class P shares, which are designed primarily for institutional investors and wrap fee advisory accounts, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

The Fund is classified as "non-diversified" for purposes of the Act, which means that the Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because the non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Fund's administrator.

"Advisor" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" shall mean the UBS Emerging Markets Equity Fund.

4

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Financial Services LLC.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS AM (US)" shall mean UBS Asset Management (US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Fund

Cash and cash equivalents

The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Fund may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When the Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, the Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

5

Repurchase agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.

Borrowing

The Fund may borrow money for temporary, emergency or extraordinary purposes, or to facilitate redemptions. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets—Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreements, (ii) when-issued and delayed delivery securities, (iii) dollar

6

rolls, (iv) to-be-announced securities, (v) securities sold short (vi) swaps, (vii) futures contracts, (viii) written options, (ix) forward currency contracts, and (x) non-deliverable forwards.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as "covered" when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

The Fund's segregated assets procedures may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If Segregated Assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until the Fund's obligations under the financial instruments have been satisfied. In addition, the Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require the Fund to segregate. The segregated assets procedures provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Loans of portfolio securities

The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time

7

will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 under the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Fund may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns. When the Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and

8

swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap index agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.

In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM return additional "variation margin" to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to

9

the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any

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change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Fund also may engage in interest rate lock transactions (which may also be known as forward rate agreements). In an interest rate lock transaction, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates, as applied to a specified notional amount. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates, as applied to a specified notional amount.

The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund's borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset. Therefore, the cover amount includes the notional value of the underlying credit on a daily mark-to-market basis. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover. Swaps are
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generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When the Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions.

The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain

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Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the Act.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

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There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Options

The Fund may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. The Fund may also purchase call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Fund may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the

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security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

Purchasing put options—The Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund generally will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior

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to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell put options purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Fund may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Fund may purchase exchange-listed call options on stock indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Fund may purchase put options on stock indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect the Fund's investments in the case of a major redemption.

The Fund may also write (sell) put and call options on stock indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Fund's purchases of options on indices will subject them to the risks described below.

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Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on futures contracts

The Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.

When the Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

When the Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of

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the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that the Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, the Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Special risks of certain derivatives

Certain derivative contracts entered into by the Fund may contain certain credit-risk related contingent features that could be triggered subject to certain circumstances. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

Risks of potential regulation of swaps and other derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund's ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity pool operator exclusion

With respect to the Fund, the Advisor will claim an exclusion from the definition of "commodity pool operator" ("CPO") under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, will not be subject to CFTC registration or regulation as a CPO. In addition, the Advisor will rely upon a

18

related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion requires the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, their respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Rule 144A and illiquid securities

The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers

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become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which include continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such a limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities, private placements and restricted securities will be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such Fund would bear in connection with its own operations.

The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such

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portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Non-US issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Equity securities

The Fund may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Fund expects its US equity investments to emphasize large and intermediate capitalization companies. The equity markets in the non-US component of the Fund will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

Convertible securities

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Exchange-traded funds ("ETFs")

Subject to the limitations on investments in investment company securities and its own investment objective, the Fund may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Fund may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent the Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby

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adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Real estate equity securities and real estate investment trusts ("REITs")

The Fund may invest up to 5% of its total assets in equity REITs and equity interests issued by REITs and non-US REIT-like entities (collectively, "REITs"). A REIT is a pooled investment vehicle which purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Special purpose acquisition companies ("SPACs")

The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some

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SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Eurodollar securities

The Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund's Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permits it to enter into forward foreign currency exchange contracts, futures and options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Forward foreign currency contracts

The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking-to-market each day at current forward contract values.

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A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full notional exposure of a Fund's delivery obligation under contract. However, where a forward is executed pursuant to an agreement which provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of a Fund (the unrealized loss, if any), as opposed to the full notional exposure of a Fund's delivery obligation. Further, where a Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce a Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as CLS) provides that on the expiration date the gross notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.

Non-deliverable forwards

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.

Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

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In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a CPO.

Options on foreign currencies

The Fund also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or OTC markets) to manage the Fund's exposure to changes in currency exchange rates. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the

25

relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may also engage in options transactions for non-hedging purposes. The Fund may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained in Segregated Assets by the Fund's custodian.

With respect to writing put options, at the time the put is written, the Fund's custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The Fund may, from time to time, sell securities short. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, the Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

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Until the Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Fund believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by the Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to the Fund's borrowing restrictions. The Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Other investments

The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with the Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Fixed income securities

The Fund may invest in all types of fixed income securities of US and non-US issuers, as described in this SAI, including, but not limited to, governments and governmental entities and supranational issuers as well as corporations and other issuers. These securities may include US and non-US dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The Fund may also invest in floating rate and variable rate obligations, which are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. The Fund may also invest in US Treasury Securities, which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities.

Lower-rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

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Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Pay-in-kind bonds

The Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

When-issued securities

The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase

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price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily, in accordance with pertinent SEC positions.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Mortgage-backed securities and mortgage pass-through securities

The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of the Fund's shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

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Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than sub-prime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and

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practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax purposes, the Fund will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

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Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Dollar rolls

The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe the Fund's obligations under dollar rolls are senior securities and accordingly, the Fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities ("TBA")

A TBA is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

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Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities

The Fund may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pays the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Fund will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the

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transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Fund may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Zero coupon and delayed interest securities

The Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

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Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Equity participation notes or equity linked notes (collectively "EPNs")

The Fund may invest up to 10% of its total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, the Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions

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paid. The Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Fund invests in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Fund may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to the Fund at maturity. In addition, the Fund may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moodys. EPNs are not considered equity securities for purposes of the Fund's policy to invest 80% of its net assets in equity securities.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if the Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Fund, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. The Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

Emerging markets investments

The Fund may invest substantially all of its assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

The Fund's investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers by any of the entities described above.

The Fund's investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities. The Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The

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Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Fund in Structured Securities will be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire the Participations only if the Lender interpositioned between the Fund and a borrower is determined by the Advisor to be creditworthy.

When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in OTC secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Fund also may invest in securities that neither are listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business

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and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Fund's investments in emerging market securities will, at all times, be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. Additionally, the Fund, for purposes of its investments, may consider a country included in JP Morgan or MSCI emerging markets indices to be an emerging market country. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely

38

service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Summary of risks

The principal risks of investing in the Fund are described in the risks sections of the Prospectus.

Cybersecurity risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

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Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:

(i)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(ii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(iv)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(v)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(vi)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(vii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

With respect to the real estate restriction described in (i) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

The commodities restriction described in (ii) does not prevent the Fund from entering into swap agreements or swaptions.

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Management of the Trust

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board of the Trust meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has four standing committees: an Audit Committee, a Nominating, Compensation and Governance Committee (the "Nominating Committee"), a Distribution Committee and a Performance Committee. As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures, the distribution and sales activities of the Fund and the historical and ongoing performance of the Fund.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2015.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2015.

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Moore sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Fund; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Fund. The Distribution Committee met twice during the fiscal year ended June 30, 2015.

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Mr. Murphy, Ms. Smith and Mr. Reilly sit on the Trust's Performance Committee, which has the responsibility, among other things, to: (i) review quarterly reports on the investment performance of the Fund; (ii) review and consider proposed changes to investment objectives and strategies and the use of new financial instruments for the Fund; and (iii) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports. The Performance Committee met twice during the fiscal year ended June 30, 2015.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Fund's service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Trust's CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and receives information about the procedures

42

in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that E. Blake Moore, Jr. would contribute valuable experience due to his management position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 57 A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Murphy is director (since 2007) of the Legg Mason Equity Funds (54 portfolios); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is chairman of the Audit Committee for the Bank.
Edward M. Roob; 81 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the Audit Committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the Audit Committee of the Dimensional Funds complex (107 portfolios).

J. Mikesell Thomas; 64 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009.) He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem a not-for-profit healthcare organization, and a director (since 2012), a member of the Audit Committee (since 2012) and Chairman (since 2014) of the Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
E. Blake Moore, Jr.2,* Age: 57	Interested Trustee	Since June 2015

Mr. Moore is a Managing Director and head of Americas at UBS AM (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS AM, he was Executive Vice President, head of Distribution at Mackenzie Investments in Canada for over three years. Before this, he spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, he served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.

				Mr. Moore is a trustee of three investment companies (consisting of 29 portfolios) for which UBS AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 50	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (since 2007)) at UBS AM (US) and UBS AM (Americas) (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the United States and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is chief compliance officer (prior to which he was interim chief compliance officer (from January 2014 to July 2014)) of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski* Age: 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (since 2008)) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver* Age: 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (since 2007)) and head of the North American fund treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha* Age: 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** Age: 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region since 2004 and secretary of UBS Asset Management Trust Company since 1993. Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary* Age: 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Cindy W. Lee* Age: 40	Vice President and Assistant Treasurer	Since December 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Mr. Lee was previously a Fund accounting manager of Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of the Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999). Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee* Age: 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor* Age: 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn* Age: 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Eric Sanders* Age: 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup* Age: 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller* Age: 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu* Age: 31	Vice President	Since 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a Fund Treasury Manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent trustee ownership of securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US)

As of December 31, 2014, the Independent Trustees did not own any securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US).

Information about trustee ownership of Fund shares

Trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	None	Over $100,000
Frank K. Reilly	None	Over $100,000
Edward M. Roob	None	Over $100,000
Abbie J. Smith	None	Over $100,000
J. Mikesell Thomas	None	None
Interested trustee
E. Blake Moore, Jr.	None	None

1  Information regarding ownership is as of December 31, 2014.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

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Compensation table
Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$71,470	N/A	$167,500
John J. Murphy, Trustee	68,269	N/A	160,000
Frank K. Reilly, Trustee	76,803	N/A	180,000
Edward M. Roob, Trustee	68,269	N/A	160,000
Abbie J. Smith, Trustee	68,269	N/A	160,000
J. Mikesell Thomas, Trustee	74,670	N/A	175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2015.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies managed by UBS AM (Americas) or an affiliate for the fiscal year ended June 30, 2015.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the Fund has not yet commenced operations.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Trust or a particular Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Trust pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $150 billion, as of June 30, 2015, primarily for institutional pension and profit sharing funds. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $695 billion in assets under management as of June 30, 2015. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.

As of June 30, 2015, the Advisor also serves as the investment advisor or sub-advisor to 21 other investment companies: EQ Advisors Trust: EQ/UBS Growth and Income Portfolio; Fort Dearborn Income Securities, Inc.; Global High Income Fund Inc.; Lincoln Variable Insurance Products Trust (LVIP): (LVIP) UBS Large Cap Growth Managed Volatility Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Global Alternative Strategy Fund; Nationwide GI Equity Fund; Nationwide High Yield Fund; Pacific Life Funds (PF) Currency Strategies Fund; Pacific Select Fund (PSF) Currency Strategies Portfolio; Strategic Global Income Fund Inc.; SMA Relationship Trust; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; and Variable Annuity Life Insurance Company (VALIC): VALIC Company II International Opportunities Fund.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor receives from the Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of the Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreement, the Advisor is entitled to a monthly fee of the Fund's average daily net assets equal to annual rates as set forth below:

Fund	Fee
UBS Emerging Markets Equity Fund	1.10%

The Fund is subject to a one-year contractual expense limit at the following rates of the Fund's average daily net assets, excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses:

Fund	Class A	Class C	Class P
UBS Emerging Markets Equity Fund	1.85%	2.60%	1.60%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2016. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated to the Fund in proportion to its relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Fund in the Fund's Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2015:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Geoffrey Wong	2	$58	16	$4,111	15	$6,576
Manish Modi	2	58	16	4,398	13	5,043
Shou-Pin Choo	2	58	20	4,353	16	7,029
Urs Antonioli	2	58	14	3,602	11	1,673
Gabriel Csendes	2	58	14	3,602	13	1,673

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a

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model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

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•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•  The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

For our Equities, Fixed Income, Structured Beta & Financing and Global Investment Solutions (GIS) investment areas:

Portfolio managers' performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

As of the date of this SAI, the portfolio managers identified above owned no shares of the Fund because the Fund has not yet been publicly offered.

Administrative, accounting and custody services

Administrative and accounting services. UBS AM (Americas) also serves as the Fund's administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

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JPMorgan Chase Bank provides accounting, portfolio valuation and certain administrative services for the Fund under a Fund Services Agreement between the Trust and JPMorgan Chase Bank. JPMorgan Chase Bank is located at One Beacon Street, Boston, Massachusetts 02108.

Custody services.  JPMorgan Chase Bank, located at One Beacon Street, Boston, Massachusetts 02108, provides custodian services for the securities and cash of the Fund. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Asset Management (US) Inc. (formerly, UBS Global AM (US)) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, New York 10019-6028, acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Fund pays the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of or 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's Class P shares and the Fund pays no service or distribution fees with respect to their Class P shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling the Fund's Class C shares, respectively, and to offset the Fund's marketing costs attributable to such Class, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Fund, subject to UBS AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies

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advised by UBS AM (US). UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to which that the Fund otherwise would have paid the Fund's transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Fund's prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Fund. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

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In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Fund and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Underwriter, (3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

Transfer agency services

BNY Mellon Investing Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A. serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BNY Mellon maintains certain books and records of the Fund that are required by applicable federal regulations.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which the Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange-traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee

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(Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-800-647 1568 or on the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)'s proxy voting policy.

When UBS AM (Americas)'s view of a company's management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned and the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance;

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quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS AM Americas Committee is notified and determines the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS AM (Americas) and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund's portfolio holdings will not be made available to anyone outside of UBS AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund's Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM (Americas) Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS AM (Americas) affiliates, fiduciaries and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM (Americas), for legitimate fund business purposes, may disclose the Fund's complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations,

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financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM (Americas) and/or the Fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund's shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material, non-public information, as such duties are imposed under the Trust's and/or UBS AM (Americas)'s Code of Ethics, the Fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM (Americas) or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide

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portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

•  JPMorgan Chase Bank, the Fund's Custodian, accounting agent and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services it provides to the Fund.

•  Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Fund uses a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar and Lipper and the financial news and data companies, Bloomberg L.P. and FactSet Research Systems Inc., receive portfolio holdings information on a quarterly basis so that the Fund may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

•  Credit Suisse, a prime broker for certain series of the Trust, receives portfolio holdings information on a monthly basis in connection with portfolio analysis. There is a 15-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Credit Suisse.

•  Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM (Americas) may make available the Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM (Americas) may release the non-public portfolio holdings to a shareholder of the Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public

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portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of the Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

As of the date of this SAI, the Trust, on behalf of the Fund, had no arrangements with shareholders to provide portfolio holdings in advance of their release to the general public to assist shareholders in complying with the shareholders' legal or regulatory obligations.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments of UBS AM (Americas) is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Funds portfolio managers and senior officers of UBS AM (Americas) Finance, UBS AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS AM (Americas) who has been authorized by the UBS AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund

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returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS AM (Americas), the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreement with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality

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of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions between the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

Certain series of the Trust maintain a commission recapture program with certain brokers for such series. Under the program, a percentage of commissions generated by portfolio transactions for the fund is rebated to the fund by the brokers.

Portfolio turnover

The Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

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The portfolio turnover rate for the Fund may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Shares of beneficial interest

The Trust currently has three classes of shares for the Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class P (the Class P shares).

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of the Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series of the Trust or class, only the shareholders of that series of the Trust or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a series or class, the matter shall have been effectively acted upon with respect to any series or class if a majority of the outstanding voting securities of that series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

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Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class P shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 2.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Payments by UBS AM (US)—Class P shares. Class P shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Only specific types of investors can purchase Class P shares.

Additional compensation to affiliated dealer. UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

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•  a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the Fund or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.16% to 0.28% (16 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Fund's records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Fund for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

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Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class P qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion. The foregoing payments are subject to a minimum payment to Raymond James of $15,000 per year.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the Fund held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Fund and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class P shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-

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kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Fund may authorize financial institutions, or their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

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Automatic cash withdrawal plan—Class A and Class C shares

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals are:

•  Minimum value of Fund shares is $5,000;

•  Minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such

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securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable investments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular investment, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur

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between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•  Distribution Requirement—The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—The Fund must satisfy the following Asset Diversification Test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and

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profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Short-term capital gain dividends and interest-related dividends" below.

Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for

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any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"), and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax—Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these

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forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified

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dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid

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by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares where the cost basis of the shares is known by the Fund (referred to as "covered shares"). Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on

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different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Fund's default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares you may own for which cost basis information is not known by the Fund ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

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The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis—Class A Shareholders Only—If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some

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cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were

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realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus

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does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the

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regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.

There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund's use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be

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recharacterized for US tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends—received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends—received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number;

•  certify that this number is correct;

•  certify that you are not subject to backup withholding; and

•  certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts

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withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-term capital gain dividends and interest-related dividends—It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for short-term capital gain dividends and interest-related dividends paid by the Fund from its qualified net interest income from US sources that were effective for distributions with respect to taxable years of the Fund that began before January 1, 2015, or, if reinstated, whether such exemptions would have retroactive effect. However, even if reinstated, the Fund does not intend to account for or designate interest-related dividends or short-term capital gain dividends for the benefit of non-US investors.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of

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corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a US REIT ("FIRPTA distribution") and if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2015 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2015 from a RIC to a non-US shareholder from the RIC's direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

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The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares paid by the Fund to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a

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retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, "UBS AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS AM is a large asset management firm with approximately $695 billion in assets under management worldwide as of June 30, 2015.1 UBS AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS AM has over 2,400 employees located in 24 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS AM that could disadvantage the Fund. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Fund. UBS AM (Americas) makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

1  UBS AM (Americas) manages approximately $150 billion as of June 30, 2015.

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UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Fund invests. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM (Americas), might cause UBS AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS AM (Americas) making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Fund's investment objective and subject to compliance with applicable law, UBS AM (Americas) may purchase securities for the Fund during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM (Americas) will be current investors in companies engaged in an offering of securities which UBS AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS AM's affiliates acting as a selling shareholder. UBS AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Fund. UBS AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund

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or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from UBS or the Fund in connection with the distribution of shares in the Fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, UBS, including UBS AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Fund. The additional payments by UBS AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.

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Other potential conflicts relating to the management of the Fund by UBS AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS AM's policies and procedures regarding information barriers, UBS AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the Fund, UBS AM may have access to certain fundamental analysis and proprietary technical models developed by UBS AM or its affiliates (including UBS). UBS AM will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security that the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, each of the Fund, UBS and UBS AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

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UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations when we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act, and the rules thereunder, UBS Asset Management's affiliates may effect transactions for Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS AM. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for

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the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

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Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS AM on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS AM on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS AM, in its sole discretion, deems it appropriate.

UBS AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

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The results of the Fund's investment activities may differ significantly from the results achieved by UBS AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, the Fund or certain accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

UBS AM may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS AM and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with UBS AM, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS AM and its affiliates.

It is also possible that, from time to time, UBS AM or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS AM and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment

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flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS AM will consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS AM or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS AM or UBS clients. In making investment decisions for the Fund, UBS AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS AM in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Present and future activities of UBS AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM (Americas) may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM (Americas) with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM (Americas). A copy of Part 1A and 2A of UBS AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Fund's total return may be calculated on an annualized

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and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Indices; Citigroup Indices; JPMorgan Indices; Bank of America Merrill Lynch Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

Because the Fund has not yet commenced operation, financial statements are not yet available for the Fund.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor's Financial Services LLC ("S&P") Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;, and the promise we impute.

A-1

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

A-2

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Global Short-Term Ratings:

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-3

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P's Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A-4

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings, Inc. ("Fitch Ratings") Long-Term Issuer Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

A-5

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD. Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

A-6

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term IDR category or to Long-Term IDR categories below B.

A-7

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or its principal underwriter may not lawfully sell those shares.

© UBS 2015. All rights reserved.

The UBS Funds
Investment Company Act File No. 811-6637
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information

October 28, 2015

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class C	Class P
UBS Multi-Asset Income Fund	MAIAX	MAIDX	MAIYX
UBS U.S. Defensive Equity Fund	BEAAX	BEACX	BEAYX

The Board of Trustees of the Trust on September 10, 2015 approved certain actions to liquidate and dissolve the Funds. The liquidations are expected to be completed on or about December 3, 2015. In connection with the liquidations, the Board approved, effective October 1, 2015, the closure of each class of the Funds to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds, and the closure of each class of the Funds to reinvestments of dividends and distributions. Therefore each Fund will no longer offer shares for purchase.

Shareholders of the Funds on or about December 3, 2015 will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts and for federal, state and local income tax purposes: (a) any liquidation proceeds paid to such shareholder should generally be treated as received by such shareholder in exchange for the shareholder's shares and the shareholder will therefore generally recognize a taxable gain or loss; (b) in connection with the liquidation, the Funds may declare taxable distributions of its income and/or capital gain; and (c) an exchange out of the Funds prior to the date of liquidation may be considered a taxable transaction and such shareholders may recognize a gain or loss. Shareholders should consult their tax advisers regarding the effect of the Funds' liquidation in light of their individual circumstances.

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), ("UBS AM (Americas)") an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") serves as the underwriter for the Funds. UBS AM (US) is an indirect wholly owned subsidiary of UBS Group AG.

Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2015. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

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Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs")	38
Zero coupon and delayed interest securities	39
Structured notes	40
Credit-linked securities	40
Eurodollar securities	41
Equity participation notes or equity linked notes ("EPNs")	41
Emerging markets investments	42
Risks of investing in emerging markets	44
Real estate investments	45
Special risks of options on ETFs	46
Loan participations and assignments	46
Infrastructure investments	48
Catastrophe bonds	49
Summary of risks	49
Investment restrictions	50
Management of the Trust	52
Independent trustees	55
Interested trustee	57
Officers	58
Information about Independent trustee ownership of securities issued by UBS AM	63
Information about trustee ownership of Fund shares	63
Compensation table	63
Principal holders of securities	64
Investment advisory, principal underwriting and other service arrangements	66
Advisor	66
Portfolio managers	68
Administrative, accounting and custody services	70
Principal underwriting arrangements	71
Transfer agency services	75
Independent registered public accounting firm	75
Legal counsel	75
Personal trading policies	75
Proxy voting policies	76
Portfolio holdings disclosure policies and procedures	77
Bank line of credit	81
Portfolio transactions and brokerage commissions	81
Portfolio turnover	84
Shares of beneficial interest	84
Reduced sales charges, additional purchase, exchange and redemption information and other services	85
Sales charge reductions and waivers	85
Additional information regarding purchases through letter of intent	88
Automatic cash withdrawal plan	89
Individual retirement accounts	90
Transfer of securities	90
Valuation of shares	90
Taxes	92
Taxation of the Fund	92
Taxation of Fund distributions	96
Sales, exchanges and redemption of Fund shares	98

3

Tax treatment of portfolio transactions	101
Backup withholding	106
Non-US investors	106
Effect of future legislation; local tax considerations	109
Potential conflicts of interest	109
Performance calculations	118
Financial statements and report of independent registered public accounting firm	118
Appendix A—Corporate debt ratings	A-1

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General information about the Trust

The Trust currently offers shares of the following ten Funds, representing separate portfolios of investments: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund. This SAI relates to the UBS Multi-Asset Income Fund and the UBS U.S. Defensive Equity Fund only. Each Fund currently has three classes of shares for each Fund: the Class A shares, the Class C shares and the Class P shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class P shares, which are designed primarily for institutional investors and wrap fee advisory program accounts, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

Each of the UBS Multi-Asset Income Fund and UBS U.S. Defensive Equity Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act").

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Funds and other funds for which UBS Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Multi-Asset Income Fund and UBS U.S. Defensive Equity Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Financial Services LLC.

5

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS AM (US)" shall mean UBS Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to all Funds

Borrowing

The Funds may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The UBS U.S. Defensive Equity Fund may also borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets—Consistent with SEC staff guidance, financial instruments that involve the Funds' obligation to make future payments to third parties will not be viewed as creating any senior security provided that a Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreements, (ii) when-issued and delayed delivery securities, (iii) dollar rolls, (iv) to-be-announced securities, (v) securities sold short (vi) swaps, (vii) futures contracts, (viii) written options, (ix) forward currency contracts, and (x) non-deliverable forwards.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as "covered" when a Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to a Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

6

The Funds' segregated assets procedures may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Funds to be able to segregate the required amount of assets. If Segregated Assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until the Funds' obligations under the financial instruments have been satisfied. In addition, a Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require a Fund to segregate. The segregated assets procedures provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, a Fund must segregate a larger amount of assets to cover its obligations, which essentially limits a Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of a Fund to use the financial instruments could be negatively affected.

When the UBS U.S. Defensive Equity Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

Cash and cash equivalents

Each Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Non-US dollar-denominated cash equivalent holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code. When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, each Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. In accordance

7

with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Funds' custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date a Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of a Fund's total assets. However, as a non-fundamental policy, a Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

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Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 under the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, a Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Funds may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Multi-Asset Income Fund may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns. When a Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap index agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the

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type of market participant, Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to a Fund.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM will return "variation margin" to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

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Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin on uncleared swaps.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on the London Interbank Offered Rate ("LIBOR"), or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock

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index in return for a specified interest rate. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The UBS Multi-Asset Income Fund also may enter into credit default swap agreements. A Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities or instruments (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Funds may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to enter into a swap pursuant to which the owner will receive payments based on a fixed rate in exchange for making

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payments based on the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to make payments based on a fixed rate and, in exchange, receive payments based on the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by a Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When a Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset. Therefore, the cover amount includes the notional value of the underlying credit on a daily mark-to-market basis. With regard to selling protection on an index (CDX), as a practical matter, a Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Funds in accordance with

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procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions.

The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The value of any liquid assets held as initial or variation margin with an FCM for a cash-settled or non-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the Act.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and

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interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Options

The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase call options on particular market segment indices to achieve temporary exposure to a specific industry. The UBS Multi-Asset Income Fund may write exchange-listed covered call options on exchange-trade funds ("ETFs") to generate cash flow or for hedging purposes.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded OTC. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums on all outstanding call options paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price.

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A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio (or on ETFs for UBS Multi-Asset Income Fund), without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as

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Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, the UBS U.S. Defensive Equity Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund generally will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis, which means that the Funds' custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of

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the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock indices and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock indices and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock indices and fixed income indices. While the option is open, the Funds' custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the

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closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on futures contracts

A Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.

When a Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

When a Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of a Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that a Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, a Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

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Furthermore, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts full notional exposure of the Fund's delivery obligation under the contract. However, where a forward is executed pursuant to an agreement that provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of a Fund (the unrealized loss, if any), as opposed to the full notional exposure of a Fund's delivery obligation. Further, where a Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce a Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as CLS) provides that on the expiration date the gross notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

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When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a commodity pool operator ("CPO").

Options on foreign currencies

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

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Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Special risks of certain derivatives

Certain derivative contracts entered into by the Funds may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances, if triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

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Risks of potential regulation of swaps and other derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds' ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity pool operator exclusions and regulation

With respect to each Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each of these Funds, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Funds, their respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires each of these Funds to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, these Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

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Rule 144A and illiquid securities

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which include continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Funds may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

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Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. A Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds ("ETFs")

Subject to the limitations on investments in investment company securities and their own investment objectives, the Funds may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Funds may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the extent a Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Unless permitted by the Act or an order or rule issued by the SEC, the UBS Multi-Asset Income Fund's investments in unaffiliated ETFs that are structured as investment companies as defined in the Act are subject to the percentage limitations of the Act regarding investments in other investment companies, as described above. The SEC has, however, granted exemptive orders to various iShares and WisdomTree funds (which are ETFs) and other ETFs and their investment advisers that permit the UBS Multi-Asset Income Fund to invest beyond the limitation described above, subject to certain terms and conditions, including a finding of the Board that the advisory fees charged by the Advisor to the UBS Multi-Asset Income Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

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Real estate investment trusts ("REITs")

The UBS Multi-Asset Income Fund may invest in debt obligations issued by REITs. The UBS U.S. Defensive Equity Fund may invest up to 5% of its total assets in REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Convertible securities

The Funds may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

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Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Multi-Asset Income Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Non-US issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Equity securities

The Funds may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts

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("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Funds expect their US equity investments to emphasize large and mid capitalization companies. The Funds may also invest in small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Funds may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS Multi-Asset Income Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Funds also may invest in the initial public offerings ("IPOs") of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies ("SPACs")

The Funds may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Short sales (UBS U.S. Defensive Equity Fund only)

The Fund may, from time to time, sell securities short. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, the Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until the Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner

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will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Fund believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by the Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to the Fund's borrowing restrictions. The Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Investments relating to UBS Multi-Asset Income Fund

Fixed income securities

The Fund may invest in all types of fixed income securities of US and non-US issuers, as described in this SAI, including, but not limited to, governments and governmental entities and supranational issuers as well as corporations and other issuers. These securities may include US and non-US dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The Fund may also invest in floating rate and variable rate obligations, which are debt securities that provide for periodic adjustments in the interest rate paid on the debt security. The Fund may also invest in US Treasury Securities, which include bills, notes, bonds, and other debt securities issued by the US Treasury. These are direct obligations of the US government and differ mainly in the length of their maturities.

Municipal securities

The Fund may invest in debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. These securities include bonds and similar securities issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, some of which are exempt from federal income tax. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations.

The Fund's investment in municipal securities also may include Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the "ARRA Act"). The ARRA Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the US Treasury with respect to its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the ARRA Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the US Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a

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federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in "principal only" strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass-through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds. Pursuant to the ARRA Act, the issuance of Build America Bonds were discontinued on December 31, 2010.

Municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. Factors contributing to the economic stress on municipalities may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which the municipalities may be relying for funding. Further, an insolvent municipality may file for bankruptcy, which may significantly affect the value of the securities issued by the municipality and therefore the value of a Fund's investment.

Municipal securities are also subject to the risk that the perceived increase in the likelihood of default or downgrade among municipal issuers as a result of recent market conditions could result in increased illiquidity, volatility and credit risk. In addition, certain municipal issuers may either be unable to issue bonds or to access the market to sell securities or, if able to access the market, may be forced to issue securities at much higher rates. These events could result in decreased investment opportunities for the Fund and lower investment performance.

Lower-rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities

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dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile, and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower-rated securities frequently have call or redemption features that permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower-rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher-rated securities, including the risks of untimely interest and principal payment, default and price volatility, and may present problems of liquidity, valuation and currency risk.

Inflation linked securities

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

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Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds

The Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Trust-preferred securities

The Fund may invest in trust-preferred securities. Trust-preferred securities have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sales to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust-preferred securities. The primary benefit of this structure is that the trust-preferred securities are treated by the financial institution as debt securities for tax purposes and as equity securities for purposes of the calculation of capital requirements.

Typical characteristics of trust-preferred securities include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Trust-preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Holders of trust-preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. Trust-preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.

The risks associated with trust-preferred securities typically include the financial condition of the financial institution, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund. The market value of trust-preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust-preferred securities and the ability of holders, such as the Fund, to sell its holdings.

When-issued securities

The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by its

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purchase of securities on a when-issued or delayed delivery basis. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Mortgage-backed securities and mortgage pass-through securities

The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by Ginnie Mae and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. In general, mortgage-backed securities issued by US government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Although the US government and its agencies provide financial support to such entities, no assurances can be given that they will always do so. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

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Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As the Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. The Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is Ginnie Mae, which is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, Ginnie Mae securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans and Alt-A loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans are considered riskier than prime loans but less risky than subprime loans. There are various factors, including higher loan to value and debt to income ratios or inadequate documentation of income, assets or credit history, that classify a loan as Alt-A. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and

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practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Fund's quality standards.

Although the market for such securities has become increasingly liquid over the past few years, currently, the market for such securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed and asset-backed securities, as well as other fixed-income securities. These securities are more difficult to value and may be hard to sell. In addition, in general, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Fund will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are secured by pools of mortgages but are not directly guaranteed by any government agency. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be less liquid than US government-issued CMOs. For federal income tax purposes, the Fund will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

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Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of its initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa. Although the market for IOs and POs is increasingly liquid, certain IOs and POs may not be readily marketable and will be considered illiquid.

Dollar rolls

The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Trust does not believe the Fund's obligations under dollar rolls are senior securities and accordingly, the Fund, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities ("TBA")

A TBA is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

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Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities

The Fund may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Fund will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the

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transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, the current market for asset-backed securities is experiencing a period of extreme volatility, which has negatively impacted market liquidity conditions, as is the case with mortgage-backed securities, explained above. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Fund may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates ("ETCs") and enhanced equipment trust certificates ("EETCs")

The Fund may invest in ETCs and EETCs. ETCs are typically issued by railroads, airlines or other transportation firms, and the proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. EETCs are similar to ETCs, except that the security has been divided into two or more classes, each with different payment priorities and asset claims. Holders of ETCs and EETCs must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

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Zero coupon and delayed interest securities

The Fund may invest in zero coupon or delayed interest securities, which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities that are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero

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coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Credit-linked securities

The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security in the event that one or more of the underlying corporate debt obligations or credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

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An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

Eurodollar securities

The UBS Multi-Asset Income Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Equity participation notes or equity linked notes (collectively "EPNs")

The Fund may invest up to 10% of its total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, the Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. The Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Fund invest in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Fund may only invest in EPNs that are

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unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to a Fund at maturity. In addition, the Fund may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moodys. EPNs are not considered equity securities for purposes of the Fund's policy to invest 80% of its net assets in equity securities.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if the Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Fund, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. The Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Emerging markets investments

The Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers.

The Fund's investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Except as noted, the Fund's investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Brady Bonds and certain non-publicly traded securities.

The Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund are permitted to invest in a class of Structured

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Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Fund in Structured Securities will be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire the Participations only if the Lender interpositioned between the Fund and a borrower is determined by the Advisor to be creditworthy.

When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Fund also may invest in securities that neither are listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business

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and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Fund's investments in emerging market securities will, at all times, be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which

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may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Real estate investments

The Fund may invest in securities of real estate companies and other companies related to the real estate industry. Real estate companies include US and non-US issuers that derive their revenues or profits from the ownership, construction, development, financing, management, servicing, sale or leasing of commercial, industrial or residential real estate. Companies related to the real estate industry include companies whose products and services pertain to the real estate industry, such as mortgage lenders and mortgage servicing companies.

The Fund may also invest in real estate operating companies ("REOCs"). REOCs are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of the Fund's REOC securities generally will be affected by the same factors that adversely affect a REIT.

Although the Fund may not invest directly in real estate, investments in securities of companies that are principally engaged in the real estate industry may expose the Fund to special risks associated with the direct

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ownership of real estate. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

Special risks of options on ETFs

The Fund's purchases of options on ETFs may subject it to the risks described below.

Because the value of an ETF option depends upon movements in the level of an index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an ETF depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on ETFs is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Loan participations and assignments

The Fund may invest in other investment companies, including ETFs, to gain exposure to the global loan market. Such investment companies may invest in floating, variable and fixed rate loans made to or issued by US and non-US companies and partnerships typically through loan assignments, but also through participations in loans, which may include senior secured, senior unsecured, subordinated, and junior loans. Loans in general are subject to the general risks of fixed income investing including credit, prepayment, extension and, to a lesser extent, interest rate risks. The possible fluctuations in an underlying fund's value would directly affect the value of the Fund to the extent that the Fund is invested in the underlying fund and, therefore, the Fund would be subject to the same risks as the underlying fund.

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A senior loan is typically originated, negotiated and structured by a US or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors. The Agent typically administers and enforces the loan on behalf of the other loan investors and typically holds any collateral on behalf of the loan investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Senior loans typically hold the most senior position in the capital structure of a business entity, and therefore have priority over the claims of most or all other creditors on the borrower's cash flow in the event of default. Senior secured loans are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior unsecured loans are not supported by collateral and, in such cases, an underlying fund would not have a claim on any specific asset or stock of the borrower, which results in a greater risk of loss. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities.

Junior loans or second lien loans are subject to the same general risks inherent to any loan investment, but due to their lower place in a borrower's capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. A junior loan may have a claim on the same collateral pool as the senior loan or it may be secured by a separate set of assets, such as property, plants, or equipment.

An underlying fund purchases loans through assignments, but may also purchase participation interests in loans. The agent and the original lenders of a loan typically have the right to sell interests ("participations") in their share of the loan to other participants or to assign all or a portion of their interests ("assignments") in the loan to other parties. When an underlying fund purchases an assignment, it typically has a direct contractual relationship with the borrower and may enforce compliance by the borrower with the terms of the loan agreement. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning loan investor and becomes a loan investor under the loan agreement with the same rights and obligations as the assigning loan investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning loan investor.

When an underlying fund acquires a participation in a loan, it typically has a contractual relationship only with the lender, not with the borrower, and, therefore, the underlying fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the underlying fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with purchasing participations, the underlying fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, the underlying fund assumes the credit risk of both the borrower and the loan investor selling the participation. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation. Even under such a structure, in the event of the lender's insolvency, the lender's servicing of the participation may be delayed and the assignability of the participation may be impaired. An underlying fund will acquire participations only if the lender interpositioned between the underlying fund and the borrower is determined by the Advisor to be creditworthy. In the event of the insolvency of the loan investor selling a participation, an underlying fund may be treated as a general creditor of such loan investor. The selling loan investors and other persons interpositioned between such loan

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investors and an underlying fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries.

The rate of interest payable on floating rate corporate loans or corporate debt securities is established as the sum of a base lending rate, such as LIBOR, plus a specified margin (typically between 2% to 4%). The Advisor believes that such spreads significantly reduce the impact of interest rate movements as compared to other debt securities. The interest rate on LIBOR-based loans and securities is reset periodically, typically at regular intervals ranging between 30 and 90 days. In the alternative, a portion of an underlying fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investments with longer interest rate reset periods or fixed interest rates may increase fluctuations in an underlying fund's share price as a result of changes in interest rates.

Loans are generally not traded on a national securities exchange, but are traded on active secondary markets. Economic and other events (whether real or perceived) can reduce the demand for certain loans or loans generally, which may reduce market prices and cause the an underlying fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. In addition, a secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of an underlying fund to realize full value and thus cause a decline in its net asset value.

The Advisor has chosen to remain on the public side of all loan transactions by refusing access to non-public information about a borrower that may otherwise be available to the portfolio manager or his team as a consequence of typical loan terms requiring borrowers to provide non-public information periodically to lenders. The Advisor refuses such non-public information as the receipt of such information would require the portfolio manager and his team to be "walled off" from other portfolio managers, traders and research staff, which would inhibit an underlying fund's opportunity to leverage research and analysis from other portfolio management teams and may increase the costs of the underlying fund. However, by not receiving the nonpublic information about a borrower, the portfolio manager and credit analysts may not receive certain information to which an underlying fund would otherwise have been entitled that otherwise may have affected its decision to invest in the loan. In certain instances, however, the Advisor may seek access to nonpublic information with respect to a particular loan currently held by an underlying fund if the loan has defaulted or is in danger of default or if the Fund is a material holder of the loan during a significant change in the terms of the loan. In these situations the Advisor may be restricted from trading the loan or other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

Infrastructure investments

The Fund may invest in infrastructure-related securities. Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor's level of control over the management or operation of the entity.

Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including: expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government's level of support or involvement with an infrastructure entity.

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Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including: construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

Infrastructure projects or assets may also be subject to operational risks, including: the project manager's ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project's equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity's assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Catastrophe bonds

Catastrophe bonds are types of insurance-linked or event-linked securities that pay off on the occurrence of specific events, usually natural disasters. Such bonds are generally high-yield debt instruments and have special conditions that provide that, in the case of a loss by the issuer from a particular catastrophe (such as a hurricane or earthquake), then the issuer's obligations are either deferred or forgiven. Catastrophe bonds have the same or similar risks as lower-rated debt securities and are subject to the risk that the Fund may lose some or all of its investment in such bonds if the particular catastrophe identified under the bond occurs.

Summary of risks

The principal risks of investing in each of the Funds are described in the risks sections of the Prospectus.

Cybersecurity risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

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Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of REITs (this limitation does not apply to the UBS Multi-Asset Income Fund);

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts (this limitation does not apply to the UBS Multi-Asset Income Fund);

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS Multi-Asset Income Fund);

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. Each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

With respect to the real estate restriction described in (ii) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

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The commodities restriction described in (iii) does not prevent a Fund from entering into swap agreements or swaptions.

UBS Multi-Asset Income Fund may not:

(i)  Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from: (a) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (b) purchasing or selling real estate mortgage loans;

(ii)  Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from: (a) engaging in transactions involving currencies and futures contracts and options thereon; (b) investing in securities or other instruments that are linked to or secured by physical commodities or by indices; and (c) purchasing or selling commodity linked derivative instruments, including, but not limited to, swap agreements and commodity-linked structured notes, options, and futures contracts with respect to indices or individual commodities;

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

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Management of the Trust

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Funds. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has four standing committees: an Audit Committee, a Nominating, Compensation and Governance Committee (the "Nominating Committee"), a Distribution Committee and a Performance Committee. As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures, the distribution and sales activities of each Fund and the historical and ongoing performance of each Fund.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2015.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2015.

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Moore sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Funds; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Funds. The Distribution Committee met twice during the fiscal year ended June 30, 2015.

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Mr. Murphy, Ms. Smith and Mr. Reilly sit on the Trust's Performance Committee, which has the responsibility, among other things, to: (i) review quarterly reports on the investment performance of each Fund; (ii) review and consider proposed changes to investment objectives and strategies and the use of new financial instruments for each Fund; and (iii) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports. The Performance Committee met twice during the fiscal year ended June 30, 2015.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Funds' service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Funds and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Funds. The Board discusses these reports and the performance of the Funds and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change a Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Funds.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Funds. Such reports also include information concerning illiquid securities held by the Funds. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of each Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures

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in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that E. Blake Moore, Jr. would contribute valuable experience due to his management position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 57 A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios); and a trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.
Edward M. Roob; 81 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the Audit Committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the Audit Committee of the Dimensional Funds complex (107 portfolios).

J. Mikesell Thomas; 64 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem, a not-for-profit healthcare organization, and a director (since 2012), a member of the Audit Committee (since 2012) and Chairman (since 2014) of the Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
E. Blake Moore, Jr..2* Age: 57	Interested Trustee	Since June 2015

Mr. Moore is a Managing Director and head of Americas at UBS AM (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS AM, he was Executive Vice President, head of Distribution at Mackenzie Investments in Canada for over three years. Before this, he spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, he served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.

				Mr. Moore is a trustee of three investment companies (consisting of 29 portfolios) for which UBS AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 50	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (since 2007)) at UBS AM (US) and UBS AM (Americas) (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the United States and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January 2014 to July 2014)) of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski* Age: 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (since 2008)) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver* Age: 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (since 2007)) and head of the North American fund treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha* Age: 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** Age: 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004), and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary* Age: 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Cindy W. Lee* Age: 40	Vice President and Assistant Treasurer	Since December 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Mr. Lee was previously a Fund accounting manager of Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of the Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999). Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee* Age: 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor* Age: 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Nancy D. Osborn* Age: 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders* Age: 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup* Age: 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller* Age: 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Mandy Yu* Age: 31	Vice President	Since 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent trustee ownership of securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US)

As of December 31, 2014, the Independent Trustees did not own any securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US).

Information about trustee ownership of Fund shares

Trustee	Dollar range of equity securities in the Funds[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	None	Over $100,000
Frank K. Reilly	UBS Multi-Asset Income Fund— $1-$10,000	Over $100,000
Edward M. Roob	None	Over $100,000
Abbie J. Smith	None	Over $100,000
J. Mikesell Thomas	None	None
Interested trustee
E. Blake Moore, Jr.	None	None

1  Information regarding ownership is as of December 31, 2014.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$71,470	N/A	$167,500
John J. Murphy, Trustee	68,269	N/A	160,000
Frank K. Reilly, Trustee	76,803	N/A	180,000
Edward M. Roob, Trustee	68,269	N/A	160,000
Abbie J. Smith, Trustee	68,269	N/A	160,000
J. Mikesell Thomas, Trustee	74,670	N/A	175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2015.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies managed by UBS AM (Americas) or an affiliate for the fiscal year ended June 30, 2015.

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No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of October 1, 2015, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class C and/or Class P shares of one or more Funds as set forth below:

Fund	Name & address*	Percent held
UBS Multi-Asset Income Fund—Class A	UBS Financial Services Inc., for the benefit of Paul F. Wutz Revocable Trust Wutz, Trustees	11.19%
UBS U.S. Defensive Equity Fund—Class A	UBS Financial Services Inc., Custodian Howard C. Michaelsen, Jr.	29.27%
UBS U.S. Defensive Equity Fund—Class C	UBS Financial Services Inc., for the benefit of C&I Assets LLC	7.72%
	UBS Financial Services Inc., for the benefit of Cornelia S. Caponigro Revocable Living Trust	5.42%
UBS U.S. Defensive Equity Fund—Class P	UBS Financial Services Inc., for the benefit of Lee Ann Black	12.56%
	Trust Company of America, for the benefit of 32	12.44%
	Pershing LLC	7.17%
	TD Ameritrade Inc., for the exclusive benefit of clients	6.85%
	Charles Schwab & Co Inc.	5.20%

*  The shareholders listed may be contacted c/o UBS Asset Management (US) Inc., Compliance Department, 1285 Avenue of the Americas, New York, NY 10019-6028.
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As of October 1, 2015, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $150 billion, as of June 30, 2015, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $695 billion in assets under management as of June 30, 2015. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of June 30, 2015, the Advisor also serves as the investment advisor or sub-advisor to 21 other investment companies: EQ Advisors Trust: EQ/UBS Growth and Income Portfolio; Fort Dearborn Income Securities, Inc.; Global High Income Fund Inc.; Lincoln Variable Insurance Products Trust (LVIP): (LVIP) UBS Large Cap Growth Managed Volatility Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Global Alternative Strategy Fund; Nationwide Global Equity Fund; Nationwide High Yield Fund; Pacific Life Funds (PF) Currency Strategies Fund; Pacific Select Fund (PSF) Currency Strategies Portfolio; SMA Relationship Trust; Strategic Global Income Fund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; and Variable Annuity Life Insurance Company (VALIC): VALIC Company II International Opportunities Fund.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS Multi-Asset Income Fund	N/A	0.590%
UBS U.S. Defensive Equity Fund	$0 – $500 million	1.000%
	On the next $500 million – $1 billion	0.900
	Above $1 billion	0.850

The following Funds are subject to a contractual expense limit at the following rates of the respective Fund's average daily net assets that exclude dividend expense and security loan fees for securities sold short along with the previously mentioned exclusions:

Fund	Class A	Class C	Class P
UBS Multi-Asset Income Fund	0.95%	1.70%	0.70%
UBS U.S. Defensive Equity Fund	1.50	2.25	1.25

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2016. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

In connection with the Funds' Liquidations, the investment advisory fee of 0.59% of the UBS Multi-Asset Income Fund's average net assets and the investment advisory fee of 1.00% of the UBS U.S. Defensive Equity Fund's average net assets are currently being waived.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses that relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2015

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS Multi-Asset Income Fund	$122,636	$—	$306,977
UBS U.S. Defensive Equity Fund	160,980	—	256,526

B. Fiscal year ended June 30, 2014

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS Multi-Asset Income Fund	$284,059	$—	$287,258
UBS U.S. Defensive Equity Fund	149,190	—	246,697

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C. Fiscal year ended June 30, 2013

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Multi-Asset Income Fund	$282,627	$—	$384,703
UBS U.S. Defensive Equity Fund	155,842	—	308,409

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2015:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Curt Custard
(UBS Multi-Asset Income Fund)	10	$2,581	21	$9,647	10	$24,663
Andreas Koester
(UBS Multi-Asset Income Fund)	6	$1,968	13	$6,143	4	$12,672
Philip Brides
(UBS Multi-Asset Income Fund)	3	$548	4	$986	3	$10,852[1]
Iain Barnes
(UBS Multi-Asset Income Fund)	1	$18	4	$2,473	3	$0[2]
Ian McIntosh
(UBS U.S. Defensive Equity Fund)	5	$323	5	$260	5	$476[3]
Thomas Digenan
(UBS U.S. Defensive Equity Fund)	6	$424	10	$1,188	7	$2,421[4]

1  One account was calculated at the exchange rate as of June 30, 2015 of 1.5732.

2  Total assets in these accounts total less than $1 million.

3  Three accounts with a total of approximately $415 million have an advisory fee based upon the performance of the accounts.

4  Two accounts with a total of approximately $1,043 million have an advisory fee based upon the performance of the accounts.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

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The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•  The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

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UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

For our Equities Fixed Income, Structured Beta & Indexing and Global Investment Solutions (GIS) investment areas:

Portfolio managers' performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Portfolio Manager/Fund*	Range of shares owned**
Curt Custard
UBS Multi-Asset Income Fund	None
Andreas Koester
UBS Multi-Asset Income Fund	None
Philip Brides
UBS Multi-Asset Income Fund	None
Iain Barnes
UBS Multi-Asset Income Fund	None
Ian McIntosh
UBS U.S. Defensive Equity Fund	None
Thomas Digenan
UBS U.S. Defensive Equity Fund	None

*  As of June 30, 2015.

**  The portfolio managers may participate in a deferred compensation plan that invests in the Funds. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG. As administrator, UBS AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the

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Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

JPMorgan Chase Bank provides accounting, portfolio valuation and certain administrative services for the Funds under a Fund Services Agreement between the Trust and JPMorgan Chase Bank. JPMorgan Chase Bank is located at One Beacon Street, Boston, Massachusetts 02108.

Custody services. JPMorgan Chase Bank, located at One Beacon Street, Boston, Massachusetts 02108, provides custodian services for the securities and cash of the Funds. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to UBS AM (Americas) and JPMorgan Chase Bank and accrued by the Funds for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2015	2014	2013
UBS Multi-Asset Income Fund	$70,475	$100,163	$82,873
UBS U.S. Defensive Equity Fund	78,660	81,874	79,951

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Funds for transfer agency services are set forth in the table below.

Fund	2015	2014	2013
UBS Multi-Asset Income Fund	$16,464	$17,334	$13,341
UBS U.S. Defensive Equity Fund	10,950	11,366	13,386

Principal underwriting arrangements

UBS Asset Management (US) Inc. (formerly, UBS AM (US) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class P shares and the Funds pay no service or distribution fees with respect to their Class P shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

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The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling each Fund's Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM (US). UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

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Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Funds paid (or accrued) the following service and/or distribution fees to UBS AM (US) under the Class A and Class C Plans during the fiscal year ended June 30, 2015:

Fund	Class A	Class C
UBS Multi-Asset Income Fund	$10,887	$70,471
UBS U.S. Defensive Equity Fund	23,839	23,091

Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2015 are set forth below:

UBS Multi-Asset Income Fund

Marketing and advertising	$63,928
Payments to broker-dealers	—
Printing of prospectuses and SAIs	642
Service fees paid to financial advisors and interest expense	—

UBS U.S. Defensive Equity Fund

Marketing and advertising	$110,747
Payments to broker-dealers	—
Printing of prospectuses and SAIs	374
Service fees paid to financial advisors and interest expense	—

Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2015 are set forth below:

UBS Multi-Asset Income Fund

Marketing and advertising	$109,892
Payments to broker-dealers	20,943
Printing of prospectuses and SAIs	1,038
Service fees paid to financial advisors and interest expense	—

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UBS U.S. Defensive Equity Fund

Marketing and advertising	$26,789
Payments to broker-dealers	8,515
Printing of prospectuses and SAIs	90
Service fees paid to financial advisors and interest expense	—

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

In connection with the Funds' liquidations, the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares is currently being waived. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares is not being waived.

Under the Principal Underwriting Contract, UBS AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Multi-Asset Income Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	$3,894	$12,249	$79,298
Amount Retained by UBS AM (US)	504	1,578	8,701
CDSC revenue
Amount Paid to UBS AM (US)	—	19,954	—
Amount Retained by UBS AM (US)	—	19,954	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	234	2,789	1,566
Amount Retained by UBS AM (US)	234	2,789	1,566

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	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS U.S. Defensive Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	$8,898	$16,421	$645
Amount Retained by UBS AM (US)	1,128	2,463	53
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	30	—	—
Amount Retained by UBS AM (US)	30	—	—

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BNY Mellon maintains certain books and records of the Funds that are required by applicable federal regulations.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which a Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required

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to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)'s proxy voting policy.

You may obtain information about the Funds' proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-800-647 1568 or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)'s proxy voting policy.

When UBS AM (Americas)'s view of a company's management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition,

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UBS AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS AM Americas Committee is notified and determines the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS AM (Americas) and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete

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portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM (Americas) or the Funds; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide

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portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian, accounting agent and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services it provide to the Funds.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

•  GainsKeeper, a third party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Funds use a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data companies, Bloomberg L.P. and FactSet Research Systems Inc., receive portfolio holdings information on a quarterly basis so that the Funds may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

•  Credit Suisse, a prime broker for certain series of the Trust, receives portfolio holdings information on a monthly basis in connection with portfolio analysis. There is a 15-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Credit Suisse.

•  Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM (Americas) may make available a Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM (Americas) may release the non-public portfolio holdings to a shareholder of a Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

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Disclosure to a shareholder of the Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

As of the date of this SAI, the Trust, on behalf of a Fund, had no arrangements with shareholders to provide portfolio holdings in advance of their release to the general public to assist shareholders in complying with the shareholders' legal or regulatory obligations.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments of UBS AM (Americas) is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Funds portfolio managers and senior officers of UBS AM (Americas) Finance, UBS AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS AM (Americas) who has been authorized by the UBS AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

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Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Funds participate with other funds managed by UBS AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to each Fund at rates based on prevailing market rates at the time of borrowings.

During the fiscal period ended June 30, 2015, the Funds did not utilize the Credit Facility.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund

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may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another account. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Multi-Asset Income Fund	$4,292[1]	$34,999	$36,069
UBS U.S. Defensive Equity Fund	15,058	20,331	20,257

1  The decrease in brokerage commissions was caused by the Fund obtaining REITs exposure through ETFs rather than individual security holdings and by reduction of its overall REIT investment allocation.

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During the fiscal year ended June 30, 2015, the Funds' commissions for securities transactions to brokers which provided research services to the Funds were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
UBS Multi-Asset Income Fund	$7,687,726	$2,151
UBS U.S. Defensive Equity Fund	28,118,243	10,446

For the fiscal year ended June 30, 2015, the UBS Multi-Asset Income Fund and UBS U.S. Defensive Equity Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Multi-Asset Income Fund	$24	0.56%	0.03%
UBS U.S. Defensive Equity Fund	309	2.05	0.06

For the fiscal year ended June 30, 2014, the Funds paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Multi-Asset Income Fund	$203	0.58%	0.03%
UBS U.S. Defensive Equity Fund	121	0.60	0.03

For the fiscal year ended June 30, 2013, the UBS Multi-Asset Income Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Multi-Asset Income Fund	$324	0.90%	0.03%

As of June 30, 2015, the following Fund owned securities issued by the following companies which are regular broker-dealers for such Funds:

UBS U.S. Defensive Equity Fund
Issuer	Value
JP Morgan Chase & Co.	$466,460
Citigroup, Inc.	389,276
Wells Fargo & Co.	188,967
Morgan Stanley	165,634

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UBS Multi-Asset Income Fund
Issuer	Value
JP Morgan Chase Commercial Mortgage Securities Trust	$200,121
GS Mortgage Securities Trust	99,026

Certain series of the Trust maintain a commission recapture program with certain brokers for such series. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate turnover rates for the Funds may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2015, 2014 and 2013 was as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Multi-Asset Income Fund	86%	130%	116%
UBS U.S. Defensive Equity Fund	57	60	58

Shares of beneficial interest

The Trust currently has three classes of shares for each Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class P (the Class P shares).

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the

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Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check

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for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class P shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 2.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Class P shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Only specific types of investors can purchase Class P shares.

Additional compensation to affiliated dealer. UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the Funds or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

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With respect to Fee Based Shares, UBS AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.16% to 0.28% (16 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Funds (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Funds' records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Funds for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Funds and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class P qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of Funds on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of Funds on assets greater than $5 billion.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for any Fund or Funds held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Funds and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record.

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This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class P shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC,

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(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C shares

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net

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Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based

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on comparable investments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

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Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, each Fund must satisfy the following requirements:

•  Distribution Requirement—A Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—A Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—A Fund must satisfy the following Asset Diversification Test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect a Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Each Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by a Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Short-term capital gain dividends and interest-related dividends" below.

Capital loss carryovers—The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's

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next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund's shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund's control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"); and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains—A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net

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capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds—If a Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, "Taxation of Fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, "Taxation of Fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal excise tax—To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, a Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay an excise tax.

Foreign income tax—Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Fund may not receive the reduced treaty

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rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Each Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—Each Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—Each Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified

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dividend income" means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both a Fund and the investor. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, a Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, or if a Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign

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income tax paid by a Fund due to certain limitations that may apply. Each Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.

Tax credit bonds—If a Fund holds, directly or indirectly, one or more "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, "Taxation of the Fund—Fund of funds" above.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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Tax basis information—Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Funds in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds' default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase

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into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Funds, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis—Class A Shareholders Only—If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a

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disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities

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purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

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PFIC investments—A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the

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REIT's residual interest in a REMIC or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.

There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain

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alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund's use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for US tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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Backup withholding

By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-term capital gain dividends and interest-related dividends—It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for short-term capital gain dividends and interest-related dividends paid by the Fund from its qualified net interest income from US sources that were effective for distributions with respect to taxable years of the Fund that began before January 1, 2015, or, if reinstated, whether such exemptions would have retroactive effect. However, even if reinstated, the Fund does not intend to account for or designate interest-related dividends or short-term capital gain dividends for the benefit of non-US investors.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by a Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US

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withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution by the RIC which is attributable directly or indirectly to a distribution to the RIC from a US REIT ("FIRPTA distribution") and if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2015 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2015 from a RIC to a non-US shareholder from the RIC's direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

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US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, a Fund will be required to withhold a 30% tax on the following payments on distributions made by a Fund (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to a Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under

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FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in a Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, "UBS AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS AM is a large asset management firm with approximately $695 billion in assets under management worldwide as of June 30, 2015.1 UBS AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS AM has over 2,400 employees located in 24 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS AM' and UBS' other businesses and interests.

1  UBS AM (Americas) manages approximately $150 billion as of June 30, 2015.

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Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Funds. UBS AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM (Americas), might cause UBS AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM (Americas) will be current investors in companies engaged in an offering of securities which UBS AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS AM's affiliates acting as a selling shareholder. UBS AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS AM may also make cash and non-cash payments to banks, broker-dealers, insurance

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companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS AM may vary between different Intermediaries. Please read the section entitled

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"Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Funds and other UBS accounts. UBS AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other potential conflicts relating to the management of the Funds by UBS AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS AM's policies and procedures regarding information barriers, UBS AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS AM may have access to certain fundamental analysis and proprietary technical models developed by UBS AM or its affiliates (including UBS). UBS AM will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client

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Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Asset Management's affiliates may effect transactions for Funds or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with

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commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the

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portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

Potential regulatory restrictions on investment advisor activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS AM, in its sole discretion, deems it appropriate.

UBS AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund

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invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other Funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS AM and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the

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interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS AM, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS AM and its affiliates.

It is also possible that, from time to time, UBS AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS AM or UBS clients. In making investment decisions for a Fund, UBS AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM (Americas). A copy of Part 1A and 2A of UBS AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

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Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Indices; Citigroup Indices; JPMorgan Indices; Bank of America Merrill Lynch Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Funds' financial statements for the fiscal year ended June 30, 2015 and the report thereon of Ernst & Young LLP, dated August 28, 2015, which are contained in the Funds' Annual Report dated June 30, 2015 (as filed with the SEC on September 8, 2015, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-15-064057), are incorporated herein by reference.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor's Financial Services LLC ("S&P") Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;, and the promise we impute.

A-1

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

A-2

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Global Short-Term Ratings:

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

SHORT TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-3

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P's Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A-4

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings, Inc. ("Fitch Ratings") Long-Term Issuer Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

A-5

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD. Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

A-6

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term IDR category or to Long-Term IDR categories below B.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

© UBS 2015. All rights reserved.

The UBS Funds
Investment Company Act File No. 811-6637
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.
S1604

The UBS Funds

Statement of
Additional Information

The UBS Funds

Statement of Additional Information

October 28, 2015

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following fund (the "Fund"), which is a series of The UBS Funds, an open-end management investment company (the "Trust"):

	Class A	Class C	Class P
UBS Equity Long-Short Multi-Strategy Fund	BMNAX	BMNCX	BMNYX

The Board of Trustees of the Trust on July 6, 2015 approved certain actions to liquidate and dissolve the Fund. The liquidation was expected to be completed on or about September 24, 2015. In connection with the liquidation, the Board approved, effective September 24, 2015, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds, and the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore the Fund no longer offers shares for purchase. Shareholders of the Fund on or about September 24, 2015 had their accounts liquidated and the proceeds delivered to them.

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) ("UBS AM (Americas)"), an indirect asset management subsidiary of UBS Group AG, serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. (formerly, UBS Global Asset Management (US) Inc.) ("UBS AM (US)") serves as the underwriter for the Fund. UBS AM (US) is an indirect wholly owned subsidiary of UBS Group AG.

Portions of the Fund's Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Fund's Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated October 28, 2015. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

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Principal holders of securities	43
Investment advisory, principal underwriting and other service arrangements	44
Advisor	44
Portfolio managers	46
Administrative, accounting and custody services	48
Principal underwriting arrangements	49
Transfer agency services	52
Independent registered public accounting firm	52
Legal counsel	52
Personal trading policies	52
Proxy voting policies	53
Portfolio holdings disclosure policies and procedures	54
Bank line of credit	58
Portfolio transactions and brokerage commissions	58
Portfolio turnover	60
Shares of beneficial interest	61
Reduced sales charges, additional purchase, exchange and redemption information and other services	62
Sales charge reductions and waivers	62
Additional information regarding purchases through letter of intent	64
Automatic cash withdrawal plan	66
Individual retirement accounts	66
Transfer of securities	66
Valuation of shares	67
Taxes	68
Taxation of the Fund	68
Taxation of Fund distributions	72
Sales, exchanges and redemption of Fund shares	75
Tax treatment of portfolio transactions	77
Backup withholding	82
Non-US investors	83
Effect of future legislation; local tax considerations	85
Potential conflicts of interest	86
Performance calculations	94
Financial statements and report of independent registered public accounting firm	95
Appendix A—Corporate debt ratings	A-1

3

General information about the Trust

The Trust currently offers shares of the following ten Funds, representing separate portfolios of investments: UBS Asset Growth Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Municipal Bond Fund. This SAI relates to the UBS Equity Long-Short Multi-Strategy (the "Fund") only. The Fund currently has three classes of shares for the Fund: the Class A shares, the Class C shares and the Class P shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class P shares, which are designed primarily for institutional investors and wrap fee advisory program accounts, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

The Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act").

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Fund's administrator.

"Advisor" or "UBS AM (Americas)" shall mean UBS Asset Management (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Fund and other funds for which UBS Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" shall mean the UBS Equity Long-Short Multi-Strategy Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Financial Services LLC.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

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"Underwriter" or "UBS AM (US)" shall mean UBS Asset Management (US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Fund's Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to the Fund

Borrowing

The Fund may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The Fund may also borrow money for investment purposes. The Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed, but reduced by any liabilities not constituting senior securities). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Segregation of assets—Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) reverse repurchase agreement (ii) when-issued delayed delivery securities (iii) securities sold short (iv) swaps, (v) futures contracts, (vi) written options, (vii) forward currency contracts, and (viii) non-deliverable forwards.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as "covered" when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (which include, but are not limited to, cash, cash equivalents, equities and debt instruments of any grade) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (segregated assets procedures). Any assets designated as segregated by the Fund, either physically or "earmarked" as segregated, for purposes of (2) above shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

The Fund's segregated assets procedures may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to

5

be able to segregate the required amount of assets. If Segregated Assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, Segregated Assets may not be available to satisfy redemptions or for other purposes, until the Fund's obligations under the financial instruments have been satisfied. In addition, the Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the segregated assets procedures require the Fund to segregate. The segregated assets procedures provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund's ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

When the Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

Cash and cash equivalents

The Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, governments and their agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Fund may also invest a portion of its assets in shares issued by money market mutual funds. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Non-US dollar-denominated cash equivalent holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code. When the Fund invests for defensive purposes, it may affect the attainment of its investment objective.

Pursuant to the rules and regulations under the Act and any exemptive orders issued thereunder, the Fund may invest cash: (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; and (iv) to be invested on a strategic management basis, in a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Relationship Funds is a registered investment company advised by the Advisor. The Trustees of the Trust also serve as Trustees of UBS Relationship Funds. The Relationship Funds Cash Series invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 60 days or less, and operates in accordance with Rule 2a-7 under the Act.

Repurchase agreements

When the Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer that simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by the Fund to the seller secured by the securities transferred to the Fund. In accordance with the Act, repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Fund may not enter into a repurchase agreement having more than seven days remaining

6

to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, the Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of the Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price that is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the repurchase price (inclusive of interest charges). The cover amount for a reverse repurchase agreement that lacks a specified repurchase price is an amount equal to the value of the proceeds received on any sale subject to repurchase plus accrued interest beginning on the date the Fund enters into the reverse repurchase agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Fund and as such, are subject to the same investment limitations.

Loans of portfolio securities

The Fund may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided the following conditions are satisfied: (1) the loan is secured continuously by collateral marked-to-market daily as described below; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest, dividends or other distributions paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the market value of the Fund's total assets. However, as a non-fundamental policy, the Fund may not enter into a securities loan if, after giving effect thereto, portfolio securities having a value in excess of 30% of the market value of the Fund's total assets would be subject to securities loans.

When loaning portfolio securities, the Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities and 105% of the market value of the loaned securities with respect to foreign securities. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities and 105% of the value of the securities loaned with respect to foreign securities. Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Collateral may consist of cash, US government or government agency securities or, under certain conditions, bank letters of credit. Pursuant to rules and regulations under the Act, under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS

7

Private Money Market Fund, LLC, which operates in compliance with most of the substantive provisions of Rule 2a-7 under the Act. In addition, cash collateral may be invested in repurchase agreements.

In the case that voting or consent rights that accompany a loaned security pass to the borrower, the Fund will recall the loaned security to permit the exercise of such rights if the matter involved would have a material effect on the Fund's investment in the security.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, the Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, the Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Fund may engage in swaps, including, but not limited to, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns. When the Fund enters into a swap transaction, there is a risk that the Fund may experience a loss that is greater than the amount it originally invested.

Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular "notional amount" or value of predetermined underlying reference assets. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a "basket" of securities representing a particular index. Swaps can also be based on credit and other events.

A swap agreement may be negotiated bilaterally and traded over-the-counter ("OTC") between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap index agreements, are now subject to mandatory central clearing, and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps may also be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange

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trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.

In a cleared swap, the Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty. When the Fund enters into a cleared swap, the Fund must make an initial margin deposit with the FCM, which is typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period. If the value of the Fund's cleared swap declines, the Fund will be required to make additional "variation margin" payments to the FCM to settle the change in value. Conversely, if the market value of the Fund's position increases, the FCM will return "variation margin" to the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or of the central counterparty in a swap contract. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

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The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Some types of swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities ("SEFs"). A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser, in return for a premium paid to the seller, to receive payments on a notional principal amount from the seller of the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser of the floor to receive payments, in return for a premium paid to the seller, on a notional principal amount from the seller of the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices) during the specified period in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on the London Interbank Offered Rate ("LIBOR"), or the total rate of return on another financial instrument. The "total return" includes interest or dividend payments from, along with any change in value of, the referenced asset over a specified period. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. The Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by the Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return

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swap contracts may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The Fund may also purchase swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to enter into a swap pursuant to which the owner will receive payments based on a fixed rate in exchange for making payments based on the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to make payments based on a fixed rate and, in exchange, receive payments based on the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The Advisor and the Trust do not believe that the Fund's obligations under swap contracts are senior securities and, accordingly, the Fund will not treat them as being subject to the Fund's borrowing or senior securities restrictions. Generally, the minimum cover amount for a swap agreement is the amount owed by the Fund, if any, on a daily mark-to-market basis. With respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which the Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. When the Fund sells protection on an individual credit default swap, upon a credit event, the Fund may be obligated to deliver the underlying credit or pay the cash equivalent value of the asset. Therefore, the cover amount includes the notional value of the underlying credit on a daily mark-to-market basis. With regard to selling protection on an index (CDX), as a practical matter, the Fund would not be required to pay the full notional amount of the index; therefore, only the amount owed by the Fund, if any, on a daily mark-to-market basis is required as cover. Swaps are generally executed pursuant to agreements that provide for the pledging or deposit of liquid assets collateral. Where liquid assets have been pledged or deposited in accordance with Rule 17f-1 under the Act, the cover amount will be less any assets pledged or deposited as collateral in connection with the swap. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

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Futures

The Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency or commodity, at a specified price at a specified later date. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When the Fund enters into a futures transaction, it must deliver to the FCM selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements that are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contract price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of the Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement. Where futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions.

The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," the Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value (in other words, the initial margin plus any variation margin (unrealized loss) due based on the previous day's trading). The total cover required for all cash-settled futures contracts may be determined by netting the aggregate obligations of such contracts. By setting aside assets equal to only its net obligation under cash-settled future contracts the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The value of any liquid assets held as initial or variation margin with an

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FCM for a cash-settled or non-settled futures contract may be deemed physically segregated or earmarked for "cover" purposes so long as such assets are held in compliance with Rule 17f-6 under the Act.

The Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Fund may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts and exchanges may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's

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other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Options

The Fund may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. The Fund may also purchase call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Fund may invest in options that are either listed on US or recognized foreign exchanges or traded OTC. Certain OTC options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers OTC options to be illiquid. Accordingly, the Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Fund may purchase call options on securities to the extent that premiums on all outstanding call options paid by the Fund do not aggregate to more than 20% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price.

The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—The Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. If the security over which a call has been sold rises in value beyond the strike price of the sold option, then the Fund may not fully participate in the price appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

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Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Fund will generally write call options on a covered basis. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, the Fund will write a call option that is not covered as indicated above, but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

Purchasing put options—The Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund generally will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on

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whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Fund may sell put options purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Fund may also write put options on a secured basis, which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. Further, assets segregated or earmarked to cover a sale of a put option will be different from the security or the instrument underlying the option. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Fund may purchase exchange-listed call options on stock indices and fixed income indices and sell such options in closing sale transactions for hedging purposes. The Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Fund may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. The Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock income indices may also be used to protect the Fund's investments in the case of a major redemption.

The Fund may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Fund's purchases of options on indices will subject them to the risks described below.

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Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on futures contracts

The Fund may purchase and write options on futures contracts in which it is allowed to invest. For more information about the risks of entering into futures contracts, see "Futures" above.

When the Fund buys an option on a futures contract, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) the futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

When the Fund writes an option on a futures contract, the Fund becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position, which could result in substantial and potentially unlimited losses. The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at

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the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option that the Fund has written is exercised, the Fund may incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, the Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Forward foreign currency contracts

The Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Fund will account for forward contracts by marking-to-market each day at current forward contract values.

The Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract, or enters into a cash settled forward contract for a foreign currency for which it does not own securities denominated in that currency, to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contract's full notional exposure of the Fund's delivery obligation under the contract. However, where a forward is executed pursuant to an agreement that provides that the different currency deliverable amounts may be converted into a single currency to determine the net realized gain or loss for settlement purposes, the cover amount is equal to the daily mark-to-market (net) obligation of the Fund (the unrealized loss, if any), as opposed to the full notional exposure of the Fund's delivery obligation. Further, where the Fund has offsetting long and short positions in identical currencies, the notional amounts of the currency positions may be netted against each other, and the cover amount is the net notional amount owed. The cover amount may be further reduced if the netting arrangement described above applies to both currency transactions, whereby the cover amount would equal the aggregate net unrealized loss of the Fund. Settlement processes for deliverable forward currency contracts may further reduce the Fund's delivery obligation and therefore the cover amount. Where a settlement arrangement (such as CLS) provides that on the expiration date the gross

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notional delivery amount across all transactions will be aggregated, the cover amount is equal to the Fund's net notional amount owed.

Non-deliverable forwards

The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount equal to the daily mark-to-market (net) obligation of the Fund. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will be equal to the daily mark-to-market (net) obligation of the Fund under the non-deliverable forward agreement.

Since the Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards (including some deliverable forwards that are cash-settled) are considered swaps, and therefore are included in the definition of "commodity interests." Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see "Swaps" and "Risks of potential regulation of swaps and other derivatives." Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of "commodity interests." However these forwards are subject to some requirements applicable to swaps, including reporting to swap

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data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund's ability to use these instruments in the manner described above or subject the Advisor to CFTC registration and regulation as a commodity pool operator ("CPO").

Options on foreign currencies

The Fund also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Fund's exposure to changes in currency exchange rates. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Fund may also engage in options transactions for non-hedging purposes. The Fund may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

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The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

With respect to writing put options, at the time the put is written, the Fund's custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Special risks of certain derivatives

Certain derivative contracts entered into by the Fund may contain certain credit-risk-related contingent features that could be triggered subject to certain circumstances, if triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract.

Risks of potential regulation of swaps and other derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund's ability to achieve its investment objective. The Advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund's ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

Commodity pool operator exclusions and regulation

With respect to the Fund, the Advisor has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act ("CEA") and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Advisor is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in "commodity interests." Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in this SAI. Because the Advisor and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options

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or swaps markets. The CFTC has neither reviewed nor approved the Advisor's reliance on these exclusions, or the Fund, its respective investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Advisor relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Advisor would withdraw its notice claiming an exclusion from the definition of a CPO, and the Advisor would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Advisor's compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Rule 144A and illiquid securities

The Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended (the "1934 Act"); and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets in illiquid securities.

The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Board, which includes continuing oversight by the Board.

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If the Advisor determines that a security purchased in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of registration. Investments by the Fund in non-publicly traded securities, private placements and restricted securities will be limited to the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any rules and regulations under the Act or exemptive orders issued thereunder, securities of other investment companies may be acquired by the Fund to the extent that such purchases are consistent with the Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

The Fund may invest in securities issued by other registered investment companies advised by the Advisor, including portfolios of the UBS Relationship Funds, beyond the above percentage maximums pursuant to rules promulgated by the SEC and/or exemptive relief granted by the SEC to the extent that the Advisor determines that such investments are a more efficient means for the Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities. The Fund may only invest in portfolios of UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the Fund.

Exchange-traded funds ("ETFs")

Subject to the limitations on investments in investment company securities and its own investment objective, the Fund may invest in securities of ETFs that attempt to track or replicate the performance of a US or foreign market index. The Fund may invest in ETFs that are currently operational and that may be developed in the future. ETFs usually trade on stock exchanges and generally bear certain operational expenses. To the

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extent the Fund invests in securities of ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indexes typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Real estate investment trusts ("REITs")

The Fund may each invest up to 5% of its total assets in REITs. A REIT is a pooled investment vehicle that purchases primarily income-producing real estate, real estate-related loans or other real estate-related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment performance of the underlying real estate-related investments. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. In addition, a shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs are subject to risks related to the specialized skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors. An investment in REITs includes the possibility of a decline in the value of real estate, possible lack of available money for loans to purchase real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, prolonged vacancies in rental properties, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, costs of clean up and liability to third parties resulting from environmental problems, costs associated with damage from natural disasters not covered by insurance, increases in interest rates and changes to tax and regulatory requirements.

In addition, some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties in a narrow geographic area or in a single property type, such as being more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Also, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Fund's Prospectus, which are not typically associated with investing in US issuers. Since the stocks

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of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permits it to enter into forward foreign currency exchange contracts, futures and options in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Investment in the securities of foreign governmental entities involves risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund ("IMF"), and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Non-US issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

Equity securities

The Fund may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Fund expects its US equity investments to emphasize large and mid capitalization companies. The Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Fund will typically include available shares of larger capitalization companies but may

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also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Fund also may invest in the initial public offerings ("IPOs") of new or unseasoned companies. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.

Special purpose acquisition companies ("SPACs")

The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the funds invested in the SPAC are returned to its shareholders. Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, may be considered illiquid and/or be subject to restrictions on resale.

Short sales

The Fund may, from time to time, sell securities short. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that the Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box").

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale. Because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, the Fund's securities held long could decline in value at the same time the value of the security sold short increases, thereby increasing the Fund's potential for loss.

Until the Fund replaces a borrowed security, the Fund will designate Segregated Assets in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in

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addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Fund believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by the Fund's Segregated Assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to the Fund's borrowing restrictions. The Fund is also required to repay the lender of the stock any dividends or interest that accrues on the stock during the period of the loan.

Convertible securities

The Fund may invest in convertible securities, which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors but are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

When-issued securities

The Fund may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Fund's custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

When-issued and delayed-delivery transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Equity participation notes or equity linked notes (collectively "EPNs")

The Fund may invest up to 10% of their total assets in EPNs. An EPN is a debt instrument whose return is determined by the performance of a single equity security. When purchasing an EPN, the Fund pays the counterparty the current value of the underlying security plus a commission. During the time that the EPN is

27

owned, the price of the EPN will fluctuate in accordance with the price fluctuation of the underlying security, with a currency adjustment to reflect the fact that EPNs are generally priced in US dollars whereas the underlying security is generally denominated in a foreign currency. At maturity or sale, the EPN owner's profit or loss is the sum of the appreciation/depreciation of the underlying security, plus the appreciation/depreciation of the underlying security's currency relative to the US dollar, less any commissions paid. The Fund only invests in EPNs for which the underlying security is a permissible investment pursuant to the Fund's investment policies and restrictions.

The Fund invests in EPNs only to gain exposure to equities in foreign markets where direct investments in equity securities are not easily accessible or otherwise obtainable. The Fund may only invest in EPNs that are unleveraged and that do not have a "cap" or a "floor" on the maximum principal amount to be repaid to the Fund at maturity. In addition, the Fund may only invest in EPNs that are based on the performance of a single underlying equity security; that have no premium or discount in relation to the underlying asset; and that provide for the retention of dividend rights. Investments in EPNs will only be made if the counterparty is a financial institution rated at least A1 by S&P or P1 by Moodys. EPNs are not considered equity securities for purposes of the Fund's policy to invest 80% of its net assets in equity securities.

EPNs possess the risks associated with the underlying security, such as market risk, and, with respect to EPNs based on foreign securities, foreign securities and currency risks. EPNs, however, involve greater risks than if the Fund had invested in the underlying security directly, since, in addition to general market and foreign securities risks, EPNs are subject to counterparty, credit and illiquidity risks. Counterparty risk is the risk that the issuer of the EPN may fail to pay the full amount due at maturity or redemption. In addition, an investment in an EPN creates exposure to the credit risk of the issuing financial institution. Also, the secondary market for EPNs may be limited, and the lack of liquidity in the secondary market may make EPNs difficult to dispose of and to value. In choosing EPNs appropriate for the Fund, the Advisor will select only those EPNs that have demonstrated patterns of brokers willing to provide liquidity on demand to ensure that the EPNs maintain their liquidity. The Fund, however, will treat EPNs as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Emerging markets investments

The Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

The Fund's investments in emerging market securities will, at all times, be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries that are applicable to the Fund. An emerging market country is a country defined as an emerging or developing economy by any of the World Bank, the International Finance Corporation or the United Nations or its authorities. The countries included in this definition will change over time. An emerging market security is a security issued by a government of an emerging markets country or a security issued by an issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the security's principal trading market is an emerging market; (ii) at least 50% of the issuer's (or the issuer's parent company's) revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries; (iii) at least 50% of the issuer's (or the issuer's parent company's) physical assets are located in emerging market countries; (iv) at least 50% of the issuer's (or the issuer's parent company's) economic activities are in emerging market countries; or (v) the principal place of business of the issuer (or the issuer's parent company) is an emerging market

28

country. In addition, an emerging market security includes derivative instruments on emerging market securities or indices.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the IMF, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led

29

to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Multiple strategies

Due to the independence of portfolio management teams that manage the various Fund components, it is possible that the Fund will, at times, hold the same security both long and short, which is not in the Advisor's view a conflict in portfolio management, but may result in increased costs to the Fund. The Advisor believes that the benefits of independent decision making by each portfolio management team and the benefits of quantitative trading, outweigh any additional Fund costs this practice may incur. Thus, while one portfolio management team may take a long term positive view on a security, another team could take a short term negative view on the same security and/or the quantitative model may dictate the short selling of the same position. Given the Advisor's view regarding independent decision making, the Advisor does not maintain a trading system that nets the long and short positions. Because these positions are not netted within the investment portfolio, the Fund may incur increased security lending and prime brokerage fees, although these fees are not expected to be material. This issue may be exacerbated when dealing in emerging market securities or securities with small floats.

The Fund's expected net equity market exposure (long market value—short market value) will typically range from 10% to 50%; however, in response to market conditions the Fund may adjust its net equity market exposure. The Fund's net equity market exposure may range from -25% to +75% and at the same time will comply with all leverage restrictions required by Section 18 of the Act and subsequent determinations of the SEC and any other regulatory limitations.

Summary of risks

The principal risks of investing in the Fund are described in the risks sections of the Prospectus.

Cybersecurity risk

The Fund, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result.

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Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund's total assets will not be considered a violation. The Fund may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of REITs;

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof;

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

(vi)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required;

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

With respect to the real estate restriction described in (ii) above, the restriction does not prevent the Fund from investing in REITs or similar real estate securities.

The commodities restriction described in (iii) does not prevent the Fund from entering into swap agreements or swaptions.

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Management of the Trust

Organization of the Board

The Board is responsible for establishing the Trust's policies and for overseeing the management of the Trust and the Fund. The Board elects the officers of the Trust, who, along with third-party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of six Independent Trustees that are not considered to be "interested persons" by reason of their relationship with the Trust's management or otherwise as defined under the Act and one Interested Trustee who is affiliated with the Advisor. Frank K. Reilly, an Independent Trustee, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Trustees and between the Independent Trustees and management. Mr. Reilly also acts as liaison between the Trust's Chief Compliance Officer ("CCO") and the Independent Trustees with respect to compliance matters between scheduled Board meetings.

The Board meets in person at least four times each year. At each in-person meeting, the Independent Trustees meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Trustees also discuss other matters on a more informal basis at other times.

The Board has four standing committees: an Audit Committee, a Nominating, Compensation and Governance Committee (the "Nominating Committee"), a Distribution Committee and a Performance Committee. As described below, through these Committees, the Independent Trustees have direct oversight of the Trust's accounting and financial reporting policies, the selection and nomination of candidates to the Board and the Trust's governance procedures, the distribution and sales activities of the Fund and the historical and ongoing performance of the Fund.

Each Independent Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and approve the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; and (iii) oversee the quality and objectivity of the Fund's financial statements and the independent audit(s) thereof. The Audit Committee met three times during the fiscal year ended June 30, 2015.

Each Independent Trustee sits on the Trust's Nominating Committee, which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board. The Nominating Committee met three times during the fiscal year ended June 30, 2015.

Ms. Cepeda, Mr. Roob, Mr. Thomas and Mr. Moore sit on the Trust's Distribution Committee, which has the responsibility, among other things, to: (i) review matters relating to the marketing, distribution and sales activities of the Fund; (ii) oversee the effectiveness of marketing, distribution and sales activities; and (iii) review any proposed distribution strategies and marketing activities relating to the sales of the shares of the Fund. The Distribution Committee met twice during the fiscal year ended June 30, 2015.

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Mr. Murphy, Ms. Smith and Mr. Reilly sit on the Trust's Performance Committee, which has the responsibility, among other things, to: (i) review quarterly reports on the investment performance of the Fund; (ii) review and consider proposed changes to investment objectives and strategies and the use of new financial instruments for the Fund; and (iii) review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports. The Performance Committee met twice during the fiscal year ended June 30, 2015.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Trustees have also engaged independent legal counsel, and the Trustees have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

The Board believes that the existing Board structure for the Trust is appropriate because it allows the Independent Trustees to exercise independent judgment in evaluating the governance of the Trust and performance of the Fund's service providers, while also providing the Board with the invaluable insight of an Interested Trustee, who, as an officer of the Advisor, participates in the day-to-day management of the Trust's affairs, including risk management.

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval. In addition, the Advisor provides, at the request of the Board, an annual report on the use of derivatives by the Fund.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Trust's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the CCO to discuss compliance issues, including compliance risks. As required under SEC rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Trust's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and receives information about the procedures

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in place for the Trust's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

Trustee qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate's qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Adela Cepeda, care of Mark Kemper, the Secretary of the Trust, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating Committee of the Board believes that it is in the best interests of the Trust and its shareholders to obtain highly-qualified individuals to serve as members of the Board. In assessing Trustees for the Board, the Nominating Committee may consider factors such as the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight and the interplay of a Trustee or candidate's experience with the experience of other Board members. The Board believes that collectively, the Trustees currently serving on the Board have balanced and diverse experience, qualifications, attributes and skills that allow the Board to effectively oversee the management of the Trust and protect the interests of shareholders. The Board noted that each Independent Trustee had experience serving as a director on the boards of operating companies and/or other investment companies. The Board also considered that Adela Cepeda, John J. Murphy, Edward M. Roob and J. Mikesell Thomas have or had careers in the financial services or investment industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board. The Board also noted that both Frank K. Reilly and Abbie J. Smith, as Professors of Finance and Accounting, respectively, also have the relevant skills and experience to serve as members of the Board. In addition, the Board considered that E. Blake Moore, Jr. would contribute valuable experience due to his management position with the Advisor.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS AM, are listed below.

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Independent trustees

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Adela Cepeda; 57 A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Cepeda is director (since 2012) of BMO Financial Corp. (US holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005) and trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 71 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the President of Murphy Capital Management (investment advisor) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios); and a trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).
Frank K. Reilly; 79 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairperson and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.
Edward M. Roob; 81 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.	None.

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Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
Abbie J. Smith; 62 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors (hedge fund) (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the Audit Committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the Audit Committee of the Dimensional Funds complex (107 portfolios).

J. Mikesell Thomas; 64 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 30 portfolios) for which UBS AM (Americas) serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem, a not-for-profit healthcare organization and a director (since 2012), a member of the Audit Committee (since 2012) and Chairman (since 2014) of the Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

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Interested trustee

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee during past 5 years
E. Blake Moore, Jr.[2]* Age: 57	Interested Trustee	Since June 2015

Mr. Moore is a Managing Director and head of Americas at UBS AM (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS AM, he was Executive Vice President, head of Distribution at Mackenzie Investments in Canada for over three years. Before this, he spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, he served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.

				Mr. Moore is a trustee of three investment companies (consisting of 29 portfolios) for which UBS AM serves as investment advisor or manager.	None.

1  Each Trustee holds office for an indefinite term.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 50	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director (since 2007)) at UBS AM (US) and UBS AM (Americas) (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the United States and Cayman Islands. Prior to that he served as deputy general counsel (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January 2014 to July 2014)) of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski* Age: 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (since 2008)) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver* Age: 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Thomas Disbrow* Age: 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (since 2007)) and head of the North American fund treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha* Age: 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper** Age: 57	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary* Age: 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Cindy W. Lee* Age: 40	Vice President and Assistant Treasurer	Since December 2014

Ms. Lee is an associate director (since 2009) prior to which she was a Fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Mr. Lee was previously a Fund accounting manager of Dreyfus Corporation (from 2003 to 2007), a Fund accounting manager of the Bank of New York (from 1999 to 2003) and a senior fund accountant at Morgan Stanley (from 1998 to 1999). Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee* Age: 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor* Age: 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Nancy D. Osborn* Age: 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders* Age: 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup* Age: 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller* Age: 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu* Age: 31	Vice President	Since 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 71 portfolios) for which UBS AM serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

1  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent trustee ownership of securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US)

As of December 31, 2014, the Independent Trustees did not own any securities issued by UBS AM (Americas) or UBS AM (US) or any company controlling, controlled by or under common control with UBS AM (Americas) or UBS AM (US).

Information about trustee ownership of Fund shares

Trustee	Dollar range of equity securities in the Fund[1]	Aggregate dollar range of equity securities in all registered investment companies overseen by trustee for which UBS AM or an affiliate serves as Investment advisor, sub-advisor or manager[1]
Independent trustee
Adela Cepeda	None	$10,001 - $50,000
John J. Murphy	None	Over $100,000
Frank K. Reilly	None	Over $100,000
Edward M. Roob	Over $100,000	Over $100,000
Abbie J. Smith	None	Over $100,000
J. Mikesell Thomas	None	None
Interested trustee
E. Blake Moore, Jr.	None	None

1  Information regarding ownership is as of December 31, 2014.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the trust[1]	Pension or retirement benefits accrued as part of fund expenses	Total compensation from the trust and fund complex paid to trustees[2]
Adela Cepeda, Trustee	$71,470	N/A	$167,500
John J. Murphy, Trustee	68,269	N/A	160,000
Frank K. Reilly, Trustee	76,803	N/A	180,000
Edward M. Roob, Trustee	68,269	N/A	160,000
Abbie J. Smith, Trustee	68,269	N/A	160,000
J. Mikesell Thomas, Trustee	74,670	N/A	175,000

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2015.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies managed by UBS AM (Americas) or an affiliate for the fiscal year ended June 30, 2015.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

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Each Independent Trustee receives for his or her service to the Fund complex (which consists of the Trust and three other registered investment companies), an annual retainer of $160,000 paid quarterly for serving as a Board member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Fund complex, for his or her service, an annual retainer of $20,000, $15,000 and $7,500, respectively. The Fund complex also reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Principal holders of securities

As of the date of this SAI, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

Due to the recent liquidation of the Fund, as of October 1, 2015, no person owned, of record or beneficially, any outstanding shares of the Fund.

As of October 1, 2015, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or the Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019, manages the assets of the Trust pursuant to its investment advisory agreement with the Fund (the "Agreement"). The Advisor is an investment management firm managing approximately $150 billion, as of June 30, 2015, primarily for institutional pension and profit sharing funds. The Advisor is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $695 billion in assets under management as of June 30, 2015. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Fund.

As of June 30, 2015, the Advisor also serves as the investment advisor or sub-advisor to 21 other investment companies: EQ Advisors Trust: EQ/UBS Growth and Income Portfolio; Fort Dearborn Income Securities, Inc.; Global High Income Fund Inc.; Lincoln Variable Insurance Products Trust (LVIP): (LVIP) UBS Large Cap Growth Managed Volatility Fund; Managed High Yield Plus Fund Inc.; Master Trust; MFS Global Alternative Strategy Fund; Nationwide Global Equity Fund; Nationwide High Yield Fund; Pacific Life Funds (PF) Currency Strategies Fund; Pacific Select Fund (PSF) Currency Strategies Portfolio; SMA Relationship Trust; Strategic Global Income Fund Inc.; UBS Investment Trust; UBS Managed Municipal Trust; UBS Money Series; PACE Select Advisors Trust; UBS Relationship Funds; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; and Variable Annuity Life Insurance Company (VALIC): VALIC Company II International Opportunities Fund.

Pursuant to its Agreement with the Trust, on behalf of the Fund, the Advisor receives from the Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its own expenses. The Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Fund's portfolio securities and of pricing the Fund's shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreement, the Advisor is entitled to a monthly fee of the Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS Equity Long-Short Multi-Strategy Fund	N/A	1.250%

The Fund is subject to a contractual expense limit at the following rates of the Fund's average daily net assets that excludes dividend expense and security loan fees for securities sold short along with the previously mentioned exclusions:

Fund	Class A	Class C	Class P
UBS Equity Long-Short Multi-Strategy Fund	1.75%	2.50%	1.50%

The contractual fee waiver and/or expense reimbursement agreement will remain in place through the period ending October 27, 2016. Thereafter, the expense limit for the Fund will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board. The contractual fee waiver and/or expense reimbursement agreement also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

In connection with the Fund's liquidation, the investment advisory fee of 1.25% of average net assets is currently being waived.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated to the Fund in proportion to its relative net assets. Expenses that relate exclusively to the Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2015

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS Equity Long-Short Multi-Strategy Fund	$208,980	$—	$330,249

B. Fiscal year ended June 30, 2014

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed/ (recouped) by Advisor
UBS Equity Long-Short Multi-Strategy Fund	$200,607	$—	$262,345

C. Fiscal year ended June 30, 2013

Fund	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Equity Long-Short Multi-Strategy Fund	$201,316	$—	$383,992

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Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Fund in the Fund's Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2015:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
John Leonard	2	$62	4	$270	1	$0[1]
Ian McIntosh	5	$323	5	$260	5	$476[2]
Ian Paczek	1	$17	2	$174	4	$284

1  Total assets in these accounts total less $1 million.

2  Three accounts with a total of approximately $415 million have an advisory fee based upon the performance of the accounts.

The portfolio management team's management of the Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The portfolio management team manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS AM's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•  Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

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•  The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager or analyst brings to their role.

Performance award:

•  Determined annually on a discretionary basis.

•  Based on the individual's financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS Asset Management and of UBS as a whole.

•  Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.

•  For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.

•  Deferred amounts are then delivered via two deferral vehicles—75% in the UBS Asset Management Equity Ownership Plan (AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):

•  AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The Notional Funds awarded under the AM EOP are aligned to selected UBS Asset Management funds. They provide for a high level of transparency and correlation between an employee's compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals' and other employees' interests with those of our clients.

•  The DCCP was introduced for performance year 2012 onwards as a key component of UBS's compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

For our Equities, Fixed Income, Structured Beta & Indexing and Global Investment Solutions (GIS) investment areas:

Portfolio managers' performance awards are linked with the investment performance of relevant client portfolios versus benchmark or other investment objectives and, where appropriate, peer strategies over one and three years (for GIS over one, three and five years). This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

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Portfolio Manager/Fund*	Range of shares owned**
John Leonard	None
Ian McIntosh	None
Ian Paczek	None

*  As of June 30, 2015.

**  The portfolio managers may participate in a deferred compensation plan that invests in the Fund. These holdings are not included in the table.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by the portfolio manager above, the following ranges will be used: (i) none; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; (v) $100,001-$500,000; (vi) $500,001-$1,000,000; or (vii) over $1,000,000.

Administrative, accounting and custody services

Administrative and accounting services. UBS AM (Americas) also serves as the Fund's administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS Group AG. As administrator, UBS AM (Americas) supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

JPMorgan Chase Bank provides accounting, portfolio valuation and certain administrative services for the Fund under a Fund Services Agreement between the Trust and JPMorgan Chase Bank. JPMorgan Chase Bank is located at One Beacon Street, Boston, Massachusetts 02108.

Custody services. JPMorgan Chase Bank, located at One Beacon Street, Boston, Massachusetts 02108, provides custodian services for the securities and cash of the Fund. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to UBS AM (Americas) and JPMorgan Chase Bank and accrued by the Fund for custody, administration, accounting and portfolio valuation services were as follows:

Fund	2015	2014	2013
UBS Equity Long-Short Multi-Strategy Fund	$92,457	$101,209	$87,898

For the fiscal years ended June 30, 2015, 2014 and 2013, aggregate fees paid to BNY Mellon Investment Servicing (US) Inc. and accrued by the Fund for transfer agency services are set forth in the table below.

Fund	2015	2014	2013
UBS Equity Long-Short Multi-Strategy Fund	$9,043	$8,008	$8,550

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Principal underwriting arrangements

UBS Asset Management (US) Inc. (formerly, UBS Global AM (US)) (the "Underwriter"), with its principal office located at 1285 Avenue of the Americas, New York, NY 10019-6028, acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Fund pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's Class P shares and the Fund pays no service or distribution fees with respect to its Class P shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling the Fund's Class C shares, respectively, and to offset the Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Fund, subject to UBS AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS AM (US). UBS AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS AM (US)'s internal policies and procedures, UBS AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

49

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS AM (US) and may be paid by UBS AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Fund's transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Fund's prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceeds the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Fund. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Fund paid (or accrued) the following service and/or distribution fees to UBS AM (US) under the Class A and Class C Plans during the fiscal year ended June 30, 2015:

Fund	Class A	Class C
UBS Equity Long-Short Multi-Strategy Fund	$1,145	$4,479

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Amounts spent on behalf the Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2015 are set forth below:

Marketing and advertising	$58,362
Payments to broker-dealers	—
Printing of prospectuses and SAIs	202
Service fees paid to financial advisors and interest expense	—

Amounts spent on behalf of the Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2015 are set forth below:

Marketing and advertising	$58,638
Payments to broker-dealers	1,024
Printing of prospectuses and SAIs	198
Service fees paid to financial advisors and interest expense	—

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Fund and its shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (2) the services provided to the Fund and its shareholders by the Underwriter, (3) the services provided by dealers pursuant to dealer agreements with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plans were successful and the Fund attained and maintained significant asset levels.

In connection with the Fund's liquidation, the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares is currently being waived. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares is not being waived.

Under the Principal Underwriting Contract, UBS AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Equity Long-Short Multi-Strategy Fund
Class A
Sales charge revenue
Amount Paid to UBS AM (US)	$6,000	$332	$460
Amount Retained by UBS AM (US)	830	56	41

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Fiscal year ended June 30,
Fund	2015	2014	2013
CDSC revenue
Amount Paid to UBS AM (US)	$—	$—	$—
Amount Retained by UBS AM (US)	—	—	—
Class C
CDSC revenue
Amount Paid to UBS AM (US)	—	—	—
Amount Retained by UBS AM (US)	—	—	—

Transfer agency services

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), a subsidiary of BNY Mellon Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. BNY Mellon maintains certain books and records of the Fund that are required by applicable federal regulations.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from, among other things: (i) executing a securities transaction on a day during which the Fund has a pending or executed buy or sell in the same security; (ii) entering into a net short position with respect to any security; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures (exchange traded or not); (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for

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purchase or sale by the Fund; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS AM (Americas). Following is a summary of UBS AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions for the most recent 12-month period ended June 30, without charge, by calling the Trust toll-free at 1-800-647 1568 or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS AM (Americas) is based on its belief that voting rights have economic value and should be treated accordingly. Good corporate governance should in the long term, lead towards better corporate performance and improved shareholder value. Generally, UBS AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. UBS AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM (Americas)'s proxy voting policy.

When UBS AM (Americas)'s view of a company's management is favorable, UBS AM (Americas) generally supports current management initiatives. When UBS AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS AM (Americas) may not support existing management proposals. In general, UBS AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) an effective chairman is key, (b) the roles of chairman and chief executive generally should be separated, (c) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, (d) the board should include executive and non-executive members, and (e) the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that at all times (i) appropriate management succession plans are in place; (ii) the interests of executives and shareholders are aligned; (iii) the financial audit is independent and accurate; (iv) the brand and reputation of the company is protected and enhanced; (v) a constructive dialogue with shareholders is encouraged; and (vi) it receives all the information necessary to hold management accountable. In addition, UBS AM (Americas) focuses on the following areas of concern when voting its clients' securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent non-executive board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to corporate social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

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UBS AM (Americas) has implemented procedures designed to address a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, UBS AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM (Americas) is aware of a conflict with respect to a particular proxy, the UBS AM Americas Committee is notified and determines the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS AM (Americas) and the Board have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Fund (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings information is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund's portfolio holdings will not be made available to anyone outside of UBS AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Fund's Prospectus, as it may be updated from time to time.

The Disclosure Policy requires that the UBS AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS AM (Americas) Legal and Compliance Departments will periodically review how the Fund's portfolio holdings are being disclosed to and used by, if at all, shareholders service providers, UBS AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such disclosure and use is for legitimate Fund business reasons and consistent with the best interests of the Fund's shareholders.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the CCO of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended ("Advisers Act")) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS AM (Americas), for legitimate fund business purposes, may disclose the Fund's complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, derivatives collateral managers, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS AM (Americas) and/or the Fund.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust

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or UBS AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund's shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

Disclosure of complete portfolio holdings to UBS Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Fund's complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material non-public information, as such duties are imposed under the Trust's and/or UBS AM (Americas)'s Code of Ethics, the Fund's policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment advisor, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Fund; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS AM (Americas) or the Fund; (iv) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Fund's current advisor; and (v) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

•  JP Morgan Chase Bank, the Fund's Custodian, accounting agent and securities lending agent, receives portfolio holdings information daily on a real-time basis in connection with the custodian, fund accounting, valuation and derivatives collateral management services it provides to the Fund.

•  Ernst & Young LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for financial reporting purposes. There is a 25-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young. In addition, Ernst & Young receives holdings twice a year for fiscal income and excise tax provision reporting purposes with a 2-day lag time.

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•  GainsKeeper, a third-party service provider sub-contracted by JP Morgan Chase Bank to provide tax calculation services in conjunction with fiscal income and excise tax provision reporting purposes, receives portfolio holdings information on a monthly basis with a 3-day lag time after the close of the month.

•  The Fund uses a limited number of financial printers to print and file their annual and semiannual shareholder reports and other regulatory materials. There is at least a three-week lag between the date of the portfolio holdings information and the date on which the information is disclosed to the printer.

•  The rating agencies of Morningstar, and Lipper and the financial news and data companies, Bloomberg L.P., and FactSet Research Systems Inc., receive portfolio holdings information on a quarterly basis so that the Fund may be included in each company's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to these companies.

•  Marketing Spectrum and Karen Murray receive portfolio holdings information on a semi-annual basis to provide writing services in connection with the preparation of shareholder reports. There is typically a 15-day lag between the date of the portfolio holdings information and the date on which they receive the information.

•  Credit Suisse, a prime broker for certain of series of the Trust, receives portfolio holdings information on a monthly basis in connection with portfolio analysis. There is a 15-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Credit Suisse.

Disclosure of complete portfolio holdings to certain shareholders subject to confidentiality and trading restrictions. UBS AM (Americas) may make available the Fund's complete non-public portfolio holdings, as of the most recent month-end, no sooner than 8 business days after the month-end for the purpose of assisting a shareholder to comply with the shareholder's legal or other regulatory obligations. UBS AM (Americas) may release the non-public portfolio holdings to a shareholder of the Fund if: (i) the shareholder requests the non-public portfolio holdings for the purpose of assisting the shareholder in complying with the shareholder's legal or other regulatory obligations; (ii) the disclosure of the non-public portfolio holdings is consistent with the Fund's legitimate business purpose; and (iii) the shareholder (and, if applicable, the shareholder's service provider) executes a written confidentiality agreement whereby the shareholder (and, if applicable, the shareholder's service provider) agrees not to disclose the non-public portfolio holdings information to third parties and not to purchase or sell any portfolio securities listed in the non-public portfolio holdings in reliance on the non-public portfolio holdings information.

Disclosure to a shareholder of the Fund of the non-public portfolio holdings information must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Fund or by an attorney in the UBS AM (Americas) Legal and Compliance Departments.

As of the date of this SAI, the Trust, on behalf of the Fund, had no arrangements with shareholders to provide portfolio holdings in advance of their release to the general public to assist shareholders in complying with the shareholders' legal or regulatory obligations.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment advisor, administrator or custodian for the Fund may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and

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derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person including the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS AM (Americas) Legal and Compliance Departments of UBS AM (Americas) is authorized to give such consent except as approved by the Board. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Asset Management Funds portfolio managers and senior officers of UBS AM (Americas) Finance, UBS AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS AM (Americas) who has been authorized by the UBS AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising the Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS AM

57

(Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS AM (Americas), the Fund nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

Bank line of credit

The Fund participates with other funds managed by UBS AM (Americas) in a $50 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to the Fund at rates based on prevailing market rates at the time of borrowings.

For the fiscal period ended June 30, 2015, the Fund did not utilize the Credit Facility.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the OTC market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In OTC transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund. Under its advisory agreements with the Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Fund or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the

58

Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Fund by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Fund effects its securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Fund incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Equity Long-Short Multi-Strategy Fund	$33,656	$56,362	$35,927

During the fiscal year ended June 30, 2015, the Fund's commissions for securities transactions to brokers which provided research services to the Fund were as follows:

Fund	Value of Securities Transactions	Brokerage Commissions
UBS Equity Long-Short Multi-Strategy Fund	$10,454,244	$3,487

For the fiscal year ended June 30, 2015, the Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Equity Long-Short Multi-Strategy Fund	$3,520	10.35%	0.13%

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For the fiscal year ended June 30, 2014, the Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Equity Long-Short Multi-Strategy Fund	$3,800	6.74%	0.12%

For the fiscal year ended June 30, 2013, the Fund paid brokerage commissions to UBS Group AG, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Group AG	% of aggregate commissions paid to UBS Group AG	% of aggregate dollar amount paid to UBS Group AG
UBS Equity Long-Short Multi-Strategy Fund	$4,326	12.04%	0.03%

As of June 30, 2015, the Fund owned securities issued by the following companies which are regular broker-dealers for the Fund:

UBS Equity Long-Short Multi-Strategy Fund
Issuer	Value
Bank of America Corp.	$61,612
Citigroup, Inc.	153,015
JPMorgan Chase & Co.	126,237
Morgan Stanley	106,091
Wells Fargo & Co.	23,621

Certain series of the Trust maintain a commission recapture program with certain brokers for such series. Under the program, a percentage of commissions generated by portfolio transactions for a fund is rebated to the fund by the brokers.

Portfolio turnover

The Fund are free to dispose of its portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's respective investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

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The portfolio turnover rate for the Fund may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of the Fund for the fiscal years ended June 30, 2015, 2014 and 2013 was as follows:

	Fiscal year ended June 30,
Fund	2015	2014	2013
UBS Equity Long-Short Multi-Strategy Fund	99%	148%	167%

Shares of beneficial interest

The Trust currently has three classes of shares for the Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class P (the Class P shares).

The Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to the Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series of the Trust or class of the Fund, only the shareholders of that series of the Trust or class are entitled to vote. On matters relating to the Trust but affecting the series of the Trust differently, separate votes by the affected series of the Trust or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund or class, the matter shall have been effectively acted upon with respect to the Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other series of the Trust or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of

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the Fund. In addition, subject to certain conditions, shareholders of the Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A Shareholders," below.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class P shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 2.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

Class P shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. Only specific types of investors can purchase Class P shares.

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Additional compensation to affiliated dealer. UBS AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.0875% of the value of shares for the Fund that are held in a UBS Financial Services Inc. account at month-end.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional compensation to financial institution(s). The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from UBS AM (US) or the Advisor, from the Advisor's own resources, include:

Morgan Stanley Smith Barney LLC., Citigroup Global Markets Inc. ("MSSB")

With respect to Qualifying Shares, UBS AM (US), as per a written agreement between both parties, annually pays MSSB no more than the greater of (i) up to 0.16% (16 basis points) of the average daily value of all Qualifying Shares of the Fund or (ii) a minimum of $250,000.00 per year. Qualifying Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers as broker-dealer of record. Qualifying Shares do not include any money market shares, or shares, if any, held in the following programs; taxable and non-taxable fee-based advisory programs offered by MSSB and its affiliates, including Morgan Stanley Retirement Solutions Retirement Plan Programs and Variable Annuities.

With respect to Fee Based Shares, UBS AM (US), as per a written agreement between both parties, quarterly pays MSSB at the annual rate of up to 0.16% to 0.28% (16 to 28 basis points) of the average daily value of the Fee Based Shares. Fee Based Shares are defined as those shares of the Fund (i) in MSSB accounts and (ii) where MSSB is designated by purchasers on the Fund's records as broker-dealer of record and (iii) held in fee-based advisory programs offered by MSSB to taxable accounts but do not include money market shares, or shares, if any, held in certain (but not all) non-taxable fee-based advisory accounts (e.g., those held by pension and profit-sharing plans subject to ERISA, IRAs, public employer pension accounts) and do not include any Qualifying Shares. Qualifying Shares include both domestic and offshore mutual funds.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")

With respect to Fund Shares, UBS AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the Fund for certain other funds in the UBS fund complex).

"Fund Shares" for the purposes of the Merrill Lynch agreement mean all classes of shares of the Fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by the Advisor to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement

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accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares.

"Gross Sales" for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

Raymond James & Associates, Inc. and Raymond James Financial Services, Inc. (collectively, "Raymond James")

With respect to Class A, Class C and Class P qualifying shares (shares sold through Raymond James), UBS AM (US), as per a written agreement between the parties, pays Raymond James quarterly at the annual rates as follows: (i) 0.10% (10 basis points) of the average daily value of all qualifying shares of the Fund on assets less than $500 million, (ii) 0.09% (9 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $500 million but less than $1 billion, (iii) 0.08% (8 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $1 billion but less than $5 billion and (iv) 0.07% (7 basis points) of the average daily value of all qualifying shares of the Fund on assets greater than $5 billion.

Wells Fargo Advisors, LLC, Wells Fargo Advisors Financial Network, LLC, First Clearing, LLC (collectively, "Wells Fargo")

With respect to Fund Shares, UBS AM (US), per written agreement between said parties, pays Wells Fargo additional compensation as follows: (i) an annual fee of 0.13% (13 basis points), payable quarterly, on the total assets under management for the Fund held by Wells Fargo's customers or (ii) $250,000, whichever is greater. "Fund Shares" for purposes of the Wells Fargo agreement means all classes of shares of the Fund and certain other funds in the UBS Fund complex where Wells Fargo is the broker-dealer of record. This applies to both retail and advisory assets but does not apply to advisory fee based ERISA accounts. It does apply, however, to individual retirement accounts not covered by ERISA.

The foregoing payments are made by UBS AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of other series of the Trust and most other Family Funds. Class P shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares

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because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of the Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of the Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Fund may authorize financial institutions, or their agents, to accept on the Fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Fund will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on the Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic

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investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

Automatic cash withdrawal plan—Class A and Class C shares

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by the Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or BNY Mellon. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by BNY Mellon. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or BNY Mellon at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are

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permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Valuation of shares

The Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund calculates its net asset value based on the current market value, when available, for its portfolio securities. The Fund normally obtains market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable investments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the OTC market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments that are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the investments are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by the Advisor. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these investments as of 4:00 p.m., Eastern time.

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The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This "Taxes" section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a "regulated investment company," "RIC" or "fund") under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital

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gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company—In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•  Distribution Requirement—The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•  Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships ("QPTPs").

•  Asset Diversification Test—The Fund must satisfy the following Asset Diversification Test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service ("IRS") with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, "Tax Treatment of Portfolio Transactions" below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

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If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover—For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, "Taxation of Fund distributions—Distributions of capital gains" below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, "Non-US investors—Capital gain dividends" and "—Short-term capital gain dividends and interest-related dividends" below.

Capital loss carryovers—The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% "change in ownership" of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers

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(including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses—The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, "Taxation of Fund Distributions—Distributions of capital gains" below). A "qualified late year loss" includes:

(i)  any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year ("post-October capital losses"); and

(ii)  the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms "specified losses" and "specified gains" mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company ("PFIC") for which a mark-to-market election is in effect. The terms "ordinary losses" and "ordinary income" mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains—The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds—If the Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund's portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, "Taxation of Fund distributions—Pass-through of foreign tax credits" below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on US government obligations is unlikely to be exempt from state and local income tax (see, "US government securities" below). However, a fund of funds is

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eligible to pass-through to shareholders qualified dividends earned by an underlying fund (see, "Taxation of Fund distributions—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations" below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal excise tax—To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund's taxable year. Also, the Fund will defer any "specified gain" or "specified loss" which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax—Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income—The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable

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investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, "—Qualified dividend income for individuals" and "—Dividends-received deduction for corporations."

Distributions of capital gains—The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital—Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, "Tax treatment of portfolio transactions—Investments in US REITs" below).

Qualified dividend income for individuals—Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders (i.e., certain trusts and estates) at the rates applicable to long-term capital gain. "Qualified dividend income" means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and income received "in lieu of" dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations—For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days

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during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities—At the time of your purchase of shares, the Fund's net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits—If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, "Tax treatment of portfolio transactions—Securities lending" below.

Tax credit bonds—If the Fund holds, directly or indirectly, one or more "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities—Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally

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does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. If the Fund is a fund of funds, see, "Taxation of the Fund—Fund of funds" above.

Dividends declared in December and paid in January—Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax—A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. "Net investment income," for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, exchanges and redemption of Fund shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information—Unless you are investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as "covered shares") and which are disposed of after that date. Cost basis will be calculated using the Fund's default method of average cost, unless you instruct the Fund in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund in writing if you intend to utilize a method other than average cost for covered shares.
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In addition to the Fund's default method of average cost, other cost basis methods offered by The UBS Funds, which you may elect to apply to covered shares, include:

•  First-In, First-Out (FIFO)—shares acquired first in the account are the first shares depleted.

•  Last-In, First-Out (LIFO)—shares acquired last in the account are the first shares depleted.

•  Highest Cost In, First Out (HIFO)—shares acquired with the highest cost per share are the first shares depleted.

•  Lowest Cost In, First Out (LOFO)—shares acquired with the lowest cost per share are the first shares depleted.

•  Highest Cost Long-Term In, First Out (HILT)—long-term shares with the highest cost per share are the first shares depleted.

•  Highest Cost Short-Term In, First Out (HIST)—short-term shares with the highest cost per share are the first shares depleted.

•  Lowest Cost Long-Term In, First out (LILT)—long-term shares with the lowest cost per share are the first shares depleted.

•  Lowest Cost Short-Term In, First out (LIST)—short-term shares with the lowest cost per share are the first shares depleted.

•  Specific Lot Identification—shareholder selects which lots to deplete at time of each disposition. Transaction amount must be in shares. If you identify an insufficient number of shares or do not make a timely identification, the transaction will default to the first-in, first-out method.

You may elect any of the available methods detailed above for your covered shares. If you do not notify the Fund in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares. The cost basis for covered shares will be calculated separately from any shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Fund ("noncovered shares"). You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Fund in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective). The basis of the shares that were averaged before the change will remain averaged after the date of the change.

With the exception of the specific lot identification method, The UBS Funds first depletes noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares. If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding

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period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash sales—All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase—Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis—Class A Shareholders Only—If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Reportable transactions—Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax treatment of portfolio transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general—In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the

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characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments—Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund—Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions—In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code ("section 1256 contracts"). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

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In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions—A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments—A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

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Investments in US REITs—A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, "Tax treatment of portfolio transactions—Investment in taxable mortgage pools (excess inclusion income)" and "Non-US investors—Investment in US real property" below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs—While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in "PFIC investments." Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in "Taxation of the Fund—Foreign income tax." Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income)—Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a "taxable mortgage pool" (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.

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There can be no assurance that a fund will not allocate to shareholders excess inclusion income. These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs—For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, "Taxation of the Fund." In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities—structured notes, corporate subsidiary and certain ETFs—Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See "Taxation of the Fund." Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS suspended the issuance of any further private letter rulings in July 2011 pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a fund's use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, a fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for US tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

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Securities lending—While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities—Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character—A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•  provide your correct social security or taxpayer identification number,

•  certify that this number is correct,

•  certify that you are not subject to backup withholding, and

•  certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the "Non-US investors" heading below.

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Non-US investors

Non-US investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general—The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a US person.

Capital gain dividends—In general, a capital gain dividend reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of US real property interests (see the discussion below) is not subject to US withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Short-term capital gain dividends and interest-related dividends—It is unclear as of the date of this SAI whether Congress will reinstate the exemptions for short-term capital gain dividends and interest-related dividends paid by the Fund from its qualified net interest income from US sources that were effective for distributions with respect to taxable years of the Fund that began before January 1, 2015, or, if reinstated, whether such exemptions would have retroactive effect. However, even if reinstated, the Fund does not intend to account for or designate interest-related dividends or short-term capital gain dividends for the benefit of non-US investors.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits—Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business—If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property—The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") makes non-US persons subject to US tax on disposition of a US real property interest ("USRPI") as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity only with respect to any distribution

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by the RIC which is attributable directly or indirectly to a distribution to the RIC from a US REIT ("FIRPTA distribution") and if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations ("USRPHC"). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

It is currently unclear whether Congress will extend the look-through rules previously in effect before January 1, 2015 for distributions of FIRPTA gain to other types of distributions on or after January 1, 2015 from a RIC to a non-US shareholder from the RIC's direct or indirect investment in USRPI or what the terms of any such extension would be, including whether such extension would have retroactive effect.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax—Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules—Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

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Foreign Account Tax Compliance Act ("FATCA")—Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund (a) income dividends, (b) after December 31, 2016, certain capital gain distributions, and (c) after December 31, 2018, the proceeds arising from the sale of Fund shares to certain foreign entities, referred to as foreign financial institutions ("FFI") or non-financial foreign entities ("NFFE"), that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements ("IGA") with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a "participating FFI," which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Code ("FFI agreement") under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of future legislation; local tax considerations

The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that

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differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Potential conflicts of interest

Activities of UBS Asset Management (Americas) Inc. and its affiliates (collectively, "UBS AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and other accounts managed by UBS

UBS AM is a large asset management firm with approximately $695 billion in assets under management worldwide as of June 30, 2015.1 UBS AM offers investment capabilities and investment styles across all major traditional and alternative asset classes, including equity, fixed income, currency, hedge fund, real estate, infrastructure and private equity investment capabilities that can also be combined in multi-asset strategies. UBS AM has over 2,400 employees located in 24 countries. UBS Asset Management is headquartered in London with other main offices in Chicago, Frankfurt, Hartford, Hong Kong, New York, Paris, Sydney, Tokyo, Toronto and Zurich.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by the Fund. This section sets forth considerations of which investors in the Fund should be aware, and that may cause conflicts of interest on the part of UBS and UBS AM that could disadvantage the Fund. To address these potential conflicts, UBS and UBS AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Fund from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS AM' and UBS' other businesses and interests.

Potential conflicts relating to portfolio decisions, the sale of Fund shares and the allocation of investment opportunities

UBS' other activities may have an impact on the Fund. UBS AM (Americas) makes decisions for the Fund in accordance with its obligations as investment advisor to the Fund. However, UBS' other activities may, at the same time have a negative impact on the Fund. As a result of the various activities and interests of UBS, it is likely that the Fund will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Fund will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Fund invests. These activities will give UBS broad access to the current

1  UBS AM (Americas) manages approximately $150 billion as of June 30, 2015.

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status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS AM (Americas), might cause UBS AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on behalf of the Fund. UBS will be under no duty to make any such information available to the Fund or personnel of UBS AM (Americas) making investment decisions on behalf of the Fund and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Fund's investment objectives and subject to compliance with applicable law, UBS AM (Americas) may purchase securities for the Fund during an underwriting or other offering of securities in which a broker-dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS AM (Americas) will be current investors in companies engaged in an offering of securities which UBS AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS AM's affiliates acting as a selling shareholder. UBS AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial advisor; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' financial and other interests and relationships may incentivize UBS to promote the sale of Fund shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Fund. UBS AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Fund may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from

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transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund, or who engage in transactions with or for the Fund. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Fund may receive fees from UBS or the Fund in connection with the distribution of shares in the Fund or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Fund or that may recommend investments in the Fund. In addition, UBS, including UBS AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Fund or other dealings with the Fund that create incentives for them to promote the Fund or certain portfolio transactions.

To the extent permitted by applicable law, UBS AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Fund. The additional payments by UBS AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential conflicts relating to the allocation of investment opportunities among the Fund and other UBS accounts. UBS AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Fund, UBS AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. The Fund and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Fund invests.

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Other potential conflicts relating to the management of the Fund by UBS AM

Potential restrictions and issues relating to information held by UBS. From time to time and subject to UBS AM's policies and procedures regarding information barriers, UBS AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of the Fund, UBS AM may have access to certain fundamental analysis and proprietary technical models developed by UBS AM or its affiliates (including UBS). UBS AM will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither UBS AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that UBS AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS AM (Americas), and have adverse effects on the Fund.

Potential conflicts relating to UBS' and UBS AM's proprietary activities and activities on behalf of other accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Fund. UBS and one or more Client Accounts may buy or sell positions while the Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. For example, the Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, the Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding the Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal or proprietary trading described above, the Fund, UBS and UBS AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

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UBS Asset Management's affiliates have direct or indirect interests in electronic communication networks and alternative trading systems (collectively "ECNs"). UBS Asset Management, in accordance with its fiduciary obligation to seek to obtain best execution, may execute client trades through ECNs in which our related persons have, or may acquire, an interest. A related person may receive compensation based upon its ownership percentage in relation to the transaction fees charged by the ECNs. UBS Asset Management will execute through an ECN in which a related person has an interest only in situations where we reasonably believe such transactions will be in the best interests of our clients and the requirements of applicable law have been satisfied.

In accordance with Section 11(a) of the 1934 Act and the rules thereunder, UBS Asset Management's affiliates may effect transactions for the Fund or advisory client accounts on a national securities exchange of which an affiliate is an equity owner and/or a member and may retain compensation in connection with those transactions.

Gifts and entertainment. From time to time, directors, officers and employees of UBS and UBS AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund, UBS and UBS AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Fund, UBS and UBS AM. To reduce the appearance of impropriety and the possibility that the Fund may be materially adversely affected by such gifts and entertainment, UBS and UBS AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Fund.

UBS may in-source or outsource. Subject to applicable law, UBS, including UBS AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of brokers and dealers and commission rates

UBS Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS AM and its advisory affiliates, UBS AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS AM's clients may benefit advisory affiliates and their clients. UBS AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

While we select brokers primarily on the basis of the execution capabilities, UBS Asset Management, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to

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choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

UBS Asset Management and our advisory affiliates utilize a common portfolio and trading platform for our clients. Certain investment professionals and other employees are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Asset Management's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Asset Management and our advisory affiliates, we maintain an aggregated soft dollar budget. Therefore, research services that benefit our clients may be paid for with commissions generated by clients of our advisory affiliates. Similarly, research services paid for by commissions generated by our clients may benefit advisory affiliates and their clients.

UBS Asset Management does not allocate the relative costs or benefits of research received from brokers or dealers among clients because we believe that the research received is, in the aggregate, of assistance in fulfilling our overall responsibilities to clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. UBS Asset Management may receive a variety of research services and information on many topics, which we can use in connection with our management responsibilities with respect to the various accounts over which we exercise investment discretion or otherwise provide investment advice. These topics include: issuers, industries, securities, economic factors and trends, portfolio strategy, the performance of accounts, statistical information, market data, earnings estimates, credit analysis, pricing, risk measurement analysis, and other information that may affect the US or foreign economies, security prices, or management of the portfolio.

The research services may include written reports, pricing and appraisal services, market data services, analysis of issues raised in proxy statements, educational seminars, subscriptions to trade journals, portfolio attribution and monitoring services and computer software and access charges that are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with security analysts, economists, corporate and industry spokespersons, investment consultants and government representatives. Research services are either provided directly by broker-dealers or generated by third parties and are provided by the brokerage firm to which the commissions are paid including commission sharing arrangements.

Certain services may be mixed use, or used for research purposes as well as other purposes. Payment for these services is made as follows: the portion allocated to research is paid for through commissions, and the portion allocated to other purposes is paid for by UBS Asset Management. This allocation is determined by our Best Execution and Trading Committee in good faith and based on objective criteria, to the extent available, of the amounts used for research and non-research purposes; however, the decision regarding what amounts are paid by UBS Asset Management versus paid by clients through commissions presents a conflict of interest. Research services received from brokers and dealers may be supplemental to our own research efforts and, when utilized, are subject to internal analysis before being incorporated into our investment process. As a practical matter, it would not be possible UBS Asset Management to generate all of the information presently provided by brokers and dealers.

UBS Asset Management may receive in-house or proprietary research from dealers that execute trades on a principal basis for our clients. The research received will be of the type described above, excluding third-party research services.

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Potential regulatory restrictions on investment advisor activity

From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Fund may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Fund wishes to purchase or sell. The larger UBS AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Fund may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Fund. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Fund or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS AM on behalf of the Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS AM on behalf of the Fund may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS AM, in its sole discretion, deems it appropriate.

UBS AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Fund and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for the Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by UBS AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective

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investment vehicles) managed or advised by them. It is possible that UBS AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which UBS AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund's activities may also be restricted because of regulatory restrictions applicable to UBS AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for the Fund. Additionally, the Fund or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other series of the Trust and accounts are not licensed.

In addition, certain officers and certain employees of UBS AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

UBS AM may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of UBS AM and/or UBS. UBS and its affiliates may also create, write or issue derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with UBS AM, UBS and its affiliates on an arms-length basis. UBS AM or UBS may also have an ownership interest in certain trading or information systems used by the Fund. The Fund's use of such trading or information systems may enhance the profitability of UBS AM and its affiliates.

It is also possible that, from time to time, UBS AM or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund. Increasing the Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS AM and its affiliates reserve the right to redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large redemption of shares of the Fund by UBS AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS AM will

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consider the effect of redemptions on the Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that the Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS AM or UBS has significant debt or equity investments or in which UBS makes a market. The Fund also may invest in securities of companies to which UBS AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other UBS AM or UBS clients. In making investment decisions for the Fund, UBS AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS AM in the course of these activities. In addition, from time to time, UBS' activities may limit the Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

Present and future activities of UBS AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS AM (Americas) may buy for the Fund securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Fund. For example, the Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS AM (Americas) with respect to the Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment advisor under the Advisers Act, UBS AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part 2A contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS AM (Americas). A copy of Part 1A and 2A of UBS AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual

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return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Fund might satisfy its investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Barclays Indices; Citigroup Indices; JPMorgan Indices; Bank of America Merrill Lynch Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

The Fund's financial statements for the fiscal year ended June 30, 2015 and the report thereon of Ernst & Young LLP, dated August 28, 2015, which are contained in the Fund's Annual Report dated June 30, 2015 (as filed with the SEC on September 8, 2015, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-15-064057), are incorporated herein by reference.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. ("Moody's") Global Long-Term Ratings:

Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of a default.

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor's Financial Services LLC ("S&P") Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

•  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;, and the promise we impute.

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

NR. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's Global Short-Term Ratings:

Moody's short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody's US Municipal Short-Term Debt and Demand Obligation Ratings:

SHORT TERM OBLIGATION RATINGS

The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P's Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

Fitch Ratings, Inc. ("Fitch Ratings") Long-Term Issuer Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA. Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB. Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B. Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC. Substantial credit risk. Default is a real possibility.

CC. Very high levels of credit risk. Default of some kind appears probable.

C. Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD. Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D. Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term IDR category or to Long-Term IDR categories below B.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Fund and its principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Fund in any jurisdiction where the Fund or its principal underwriter may not lawfully sell those shares.

© UBS 2015. All rights reserved.

The UBS Funds
Investment Company Act File No. 811-6637
UBS Asset Management (Americas) Inc.
is a subsidiary of UBS Group AG.

THE UBS FUNDS

PART C

OTHER INFORMATION

ITEM 28.                                         EXHIBITS

(a)                                 Articles of Incorporation.

(1)                                 Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) on September 15, 1998.

(i)                                     Amendment to Certificate of Trust dated February 15, 2002 changing the Trust’s name to The UBS Funds, is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(2)                                 Amended and Restated Agreement and Declaration of Trust (the “Declaration”) effective as of September 28, 2004, as amended April 26, 2012, is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2013.

(i)                                     Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated March 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(ii)                                  Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust dated November 8, 2011 is incorporated herein by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 6, 2012.

(iii)                               Amendment No. 3 to the Amended and Restated Agreement and Declaration of Trust dated September 25, 2014 is incorporated

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herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(b)                                 By-Laws.

(1)                                 By-Laws of The UBS Funds (f/k/a The Brinson Funds) (April 25, 1995), are incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on August 29, 1996.

(i)                                     Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated July 1, 2002 is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 19, 2002.

(ii)                                  Certificate of Vice President and Assistant Secretary reflecting amendments to the By-Laws dated April 23, 2008 is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(c)                                  Instruments Defining Rights of Security Holders.

(1)                                 Form of Specimen Share Certificate of The UBS Funds is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 15, 1998.

(2)                                 The rights of security holders of the Registrant are further defined in the following sections of the Registrant’s By-Laws and Declaration and are herein incorporated by reference to such documents as applicable:

(i)                                     By-Laws.

Article II - “Meeting of Shareholders.”

(ii)                                  Declaration.

Article III — “Shares” and Article V — “Shareholders’ Voting Powers and Meetings.”

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(d)                                 Investment Advisory Contracts.

(1)                                 Investment Advisory Agreement dated July 1, 2002 between UBS Global Asset Management (Americas) Inc. (the “Advisor”) and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(i)                                     Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(ii)                                  Amendment Number Two dated July 1, 2005 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(iii)                               Amendment Number Three dated June 2, 2006 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Global Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(2)                                 Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS Global Sustainable Equity Fund, f/k/a UBS International Equity Fund, f/k/a Global (Ex-U.S.) Equity Fund and Brinson Non-U.S. Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 15, 1998.

(i)                                     Certificate of the Secretary and resolutions redesignating the Global (Ex-U.S.) Equity Fund as the International Equity Fund, n/k/a UBS Global Sustainable Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant’s

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Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on December 7, 2000.

(ii)                                  Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated April 25, 1995 between the Advisor and the Registrant on behalf of the UBS Global Sustainable Equity Fund, f/k/a UBS International Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(3)                                 Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(i)                                     Amendment Number One dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(ii)                                  Amendment Number Two dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Large Cap Equity Fund (f/k/a UBS U.S. Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(4)                                 Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Core Plus Bond Fund (f/k/a UBS U.S. Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(i)                                     Amendment Number one dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS Core Plus Bond Fund (f/k/a UBS U.S. Bond Fund) is incorporated herein by reference to Post-

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Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(5)                                 Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 30, 2002.

(i)                               Amendment Number One dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(6)                                 Investment Advisory Agreement dated December 10, 1998 between the Advisor and the Registrant on behalf of the UBS Emerging Markets Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on March 1, 1999.

(i)                                     Form of Certificate of the Secretary and resolutions restating the Investment Advisory Agreement of the UBS Emerging Markets Equity Fund are incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 31, 2001.

(7)                                 Investment Advisory Agreement dated July l, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC September 30, 2002.

(i)                                     Amendment Number One dated February 17, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s

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Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(ii)                                  Amendment Number Two dated July 1, 2004 to Investment Advisory Agreement dated July 1, 2002 between the Advisor and the Registrant on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a UBS U.S. Value Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2004.

(8)                                 Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(i)                                     Amendment Number One dated June 29, 2007 to Investment Advisory Agreement dated January 1, 2005 between the Advisor and the Registrant on behalf of the UBS Dynamic Alpha Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(9)                                 Investment Advisory Agreement dated August 14, 2006 between the Advisor and the Registrant on behalf of the UBS U.S. Defensive Equity Fund, f/k/a UBS U.S. Equity Alpha Fund  is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(10)                          Investment Advisory Agreement dated July 12, 2007 between the Advisor and the Registrant on behalf of the UBS Asset Growth Fund, f/k/a UBS Global Frontier Fund is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

(11)                          Investment Advisory Agreement dated June 22, 2010 between the Advisor and the Registrant on behalf of the UBS Equity Long-Short Multi-Strategy Fund (f/k/a UBS Market Neutral Multi-Strategy Fund) is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 30, 2010.

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(12)                          Investment Advisory Agreement dated November 24, 2010 between the Advisor and the Registrant on behalf of the UBS Fixed Income Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on November 24, 2010.

(13)                          Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Multi-Asset Income Fund is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on April 17, 2012.

(14)                          Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Emerging Markets Debt Fund is incorporated herein by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 16, 2012.

(15)                          Form of Investment Advisory Agreement between the Advisor and the Registrant on behalf of the UBS Municipal Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(16)                          Expense Limitation Agreement between the Advisor and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(17)                          Expense Limitation Agreement between the Advisor and the Registrant  on behalf of the UBS Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2013.

(18)                          Expense Limitation Agreement between the Advisor and the Registrant on behalf of the UBS Municipal Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(19)                          Expense Limitation Agreement between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund is filed herewith as Exhibit No. EX-99.d.19.

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(20)                          Expense Limitation Agreement between the Advisor and the Registrant is filed herewith as Exhibit No. EX-99.d.20.

(e)                                  Underwriting Contracts.

(1)                                 Principal Underwriting Contract, dated November 5, 2001, between UBS Global Asset Management (US) Inc. (f/k/a Brinson Advisors, Inc.) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 19, 2002.

(f)                                   Bonus or Profit Sharing Contracts.

Not Applicable.

(g)                                  Custodian Agreements.

(1)                                 Global Custody Agreement between Registrant and JPMorgan Chase Bank, National Association, is incorporated herein by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 29, 2012.

(i)                                     Amendment to Exhibit A, dated October 24, 2013, to Global Custody Agreement between the Registrant and JPMorgan Chase Bank, National Association is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2013.

(ii)                                  Form of Amendment to Exhibit A to Global Custody Agreement between the Registrant and JPMorgan Chase Bank, National Association is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(h)                                 Other Material Contracts.

(1)                                 Administration Contract, dated April 1, 2006, between UBS Global Asset Management (Americas) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2008.

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(i)                                     Amendment to Exhibit A, dated June 24, 2007, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 22, 2007.

(ii)                                  Amendment to Exhibit A, dated June 30, 2010, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 30, 2010.

(iii)                               Amendment to Exhibit A, dated November 24, 2010, to Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on November 24, 2010.

(iv)                              Amendment to Exhibit A, dated April 17, 2012, to the Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on April 17, 2012.

(v)                                 Amendment to Exhibit A, dated October 28, 2013 to the Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2013.

(vi)                              Form of Amendment to Exhibit A to the Administration Contract is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(2)                                 Transfer Agency and Related Services Agreement, dated August 20, 2001, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on July 19, 2002.

(i)                                     Amendment to Exhibit B to the Transfer Agency and Related Services Agreement, approved August 19, 2003, between PFPC Inc. and the Registrant is incorporated herein by reference to Post-

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Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2003.

(ii)                                  Amendment to Exhibit A, dated June 30, 2010 to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 30, 2010.

(iii)                               Amendment to Exhibit A, dated November 24, 2010, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on November 24, 2010.

(iv)                              Transfer Agency and Related Services Agreement Amendment, dated December 31, 2009, between PNC Global Investment Servicing (U.S.) Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2011.

(v)                                 Amendment to Exhibit A, dated April 17, 2012, to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 96 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on April 17, 2012.

(vi)                              Form of Amendment to Exhibit A to the Transfer Agency and Related Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(3)                                 Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Post-Effective Amendment No. 105 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 29, 2012.

(i)                                     Amendment to Exhibit A, dated October 24, 2013, to Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Post-Effective

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Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2013.

(i)                                     Legal Opinion.

(1)                                 Legal Opinion of Stradley Ronon Stevens & Young, LLP is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(j)                                    Other Opinions.

(1)                                 (i)                                     Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm is filed herewith as Exhibit No. EX-99.j.1.i.

(2)                                 (i)                                     Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Frank K. Reilly, Edward M. Roob, Adela Cepeda Joseph T. Malone, W. Douglas Beck and J. Mikesell Thomas are incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on December 20, 2005.

(ii)                                  Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Stephen Fleischer, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Thomas Disbrow are incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 27, 2006.

(iii)                               Powers of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to John J. Murphy and Abbie J. Smith are incorporated herein by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on March 13, 2009.

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(iv)                              Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Joseph J. Allessie, Mary Capasso, Michael Calhoun, Eric Sanders, Tammie Lee, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell attorneys-in-fact and agents to Mark E. Carver is incorporated by reference to Post-Effective Amendment 83 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on June 4, 2010.

(v)                                 Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Eric Sanders, Tammie Lee, Bruce G. Leto and Jana L. Cresswell as attorneys-in-fact and agents to E. Blake Moore, Jr. is filed herewith as Exhibit No. EX-99.j.2.v.

(3)                                 Certificate of the Assistant Secretary of the Registrant regarding authorization of Principal Executive Officer to sign Registration Statement dated January 24, 2013 is incorporated herein by reference to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on January 25, 2013.

(k)                                 Omitted Financial Statements.

Not Applicable.

(l)                                     Initial Capital Agreements.

(1)                                 Letter of Understanding Relating to Initial Capital, dated July 1, 1992, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on September 15, 1998.

(m)                             Rule 12b-1 Plan.

(1)                                 Shareholder Services Plan, dated October 29, 2001, as revised September 25, 2014, relating to Class A shares of each Series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(2)                                 Rule 12b-1 Plan, dated October 29, 2001, as revised September 25, 2014,  related to Class C shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

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(n)                                 Rule 18f-3 Plan.

(1)                                 Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated September 25, 2014, on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2014.

(o)                                 Reserved

(p)                                 Codes of Ethics.

(1)                                 Joint Code of Ethics of Registrant, the investment adviser and the principal underwriter of the Registrant, as approved on January 7, 2013, is incorporated herein by reference to Post-Effective Amendment No. 111 to Registrant’s Registration Statement on Form N-1A (Nos. 33-47287 and 811-06637) as filed electronically with the SEC on October 28, 2013.

ITEM 29.                                         PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 30.                                         INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust, as amended, (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever.  DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Indemnification of the Trustees and officers of the Registrant is provided for in Article VII, Sections 2 through 4 of the Registrant’s Declaration of Trust effective as of September 28, 2004, as amended, as follows:

Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be

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responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Section 3.  Trustee’s Good Faith Action, Expert Advice, No Bond or Surety.  The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust.  A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.  Insurance.  The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

Indemnification of Registrant’s advisors, custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

(a)                                 Each Series’ investment advisory agreement between the Registrant, on behalf of the series, and UBS Global Asset Management (Americas) Inc., all of which are incorporated herein by reference, as follows:

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(1)                                 Section 6 of the Investment Advisory Agreement on behalf of the UBS Global Sustainable Equity Fund (f/k/a UBS International Equity Fund), dated April 25, 1995, as amended;

(2)                                 Section 7 of the Investment Advisory Agreement on behalf of the UBS Core Plus Bond Fund (f/k/a UBS U.S. Bond Fund), dated July 1, 2002;

(3)                                 Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Large Cap Equity Fund, dated July 1, 2002;

(4)                                 Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Equity Opportunity Fund (f/k/a U.S. Large Cap Value Equity Fund), dated July 1, 2002;

(5)                                 Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Small Cap Growth Fund, dated July 1, 2002;

(6)                                 Section 7 of the Investment Advisory Agreement on behalf of the UBS Global Allocation Fund, dated July 1, 2002;

(7)                                 Section 6 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Equity Fund, dated December 10, 1998, as amended;

(8)                                 Section 7 of the Investment Advisory Agreement on behalf of the UBS Dynamic Alpha Fund;

(9)                                 Section 7 of the Investment Advisory Agreement on behalf of the UBS U.S. Defensive Equity Fund (f/k/a UBS U.S. Equity Alpha Fund);

(10)                          Section 7 of the Investment Advisory Agreement on behalf of the UBS Asset Growth Fund ( f/k/a UBS Global Frontier Fund);

(11)                          Section 7 of the Investment Advisory Agreement on behalf of the UBS Equity Long-Short Multi-Strategy Fund (f/k/a UBS Market Neutral Multi-Strategy Fund);

(12)                          Section 7 of the Investment Advisory Agreement on behalf of the UBS Fixed Income Opportunities Fund;

(13)                          Section 7 of the Investment Advisory Agreement on behalf of the UBS Multi-Asset Income Fund; and

(14)                          Section 7 of the Investment Advisory Agreement on behalf of the UBS Emerging Markets Debt Fund.

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(15)                          Section 7 of the Investment Advisory Agreement on behalf of the UBS Municipal Bond Fund.

(b)                                 Sections 3.1, 6.1 and 7.1 of the Global Custody Agreement between the Registrant and JPMorgan Chase Bank, National Association, which is incorporated herein by reference.

(c)                                  Section 9(a) of the Principal Underwriting Contract between UBS Global Asset Management (US) Inc. (formerly known as Brinson Advisors, Inc.) and the Registrant on behalf of each series dated November 5, 2001, which is incorporated herein by reference.

(d)                                 Section 12 of the Transfer Agency and Related Services Agreement between PFPC Inc. and the Registrant on behalf of each series dated August 20, 2001, which is incorporated herein by reference.

(e)                                  Sections 8 and 9 of the Administration Contract between UBS Global Asset Management (Americas) Inc. and the Registrant on behalf of each series, which is incorporated herein by reference.

(f)                                   Sections 3.1, 6.1 and 6.4 of the Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A., which is incorporated herein by reference.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.                                         BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) provides investment advisory services consisting of portfolio management for a variety of individuals and institutions. For information as to any other business, vocation or employment of a substantial nature in which the Registrant’s investment advisor and each officer of the Registrant’s investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, see

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UBS Asset Management (Americas) Inc.’s Form ADV (File #801-34910) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

ITEM 32.                                         PRINCIPAL UNDERWRITER

(a)                                 UBS AM (US) (formerly, UBS Global AM (US)) serves as principal underwriter for the following investment companies:

UBS Investment Trust,

UBS Money Series,

UBS Managed Municipal Trust,

Master Trust,

UBS RMA Money Fund, Inc.,

UBS RMA Tax-Free Fund, Inc.,

PACE Select Advisors Trust, and

SMA Relationship Trust.

(b)                                 UBS AM (US) is the Registrant’s principal underwriter.  The information set forth below is furnished for those directors and officers of UBS AM (US) who also serve as directors or officers of the Registrant.

Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant

Mark E. Carver*	Managing Director and Head of Product Development and Management-Americas of UBS AM	President

Thomas Disbrow*	Managing Director and Head of North Americas Fund Treasury of UBS AM	Vice President, Treasurer and Principal Accounting Officer

Mark F. Kemper**	Managing Director, Head of the Legal Department and Secretary of UBS AM	Vice President and Secretary

Andrew Shoup*	Managing Director and Global Head of the Fund Treasury Administration Department	Vice President and Chief Operating Officer

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Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Joseph J. Allessie*	Managing Director of UBS AM and Head of Compliance and Operational Risk Control for the UBS AM Division in the Americas	Chief Compliance Officer

William MacGregor*	Deputy General Counsel of UBS AM	Vice President and Assistant Secretary

Tammie Lee*	Executive Director and Associate General Counsel of UBS AM	Vice President and Assistant Secretary

Keith A. Weller*	Executive Director and Senior Associate General Counsel of UBS AM	Vice President and Assistant Secretary

Eric Sanders*	Director and Associate General Counsel of UBS AM	Vice President and Assistant Secretary

Christopher Ha*	Director and Associate General Counsel of UBS AM	Vice President and Assistant Secretary

Nancy Osborn*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS AM	Vice President and Assistant Treasurer

Rose Ann Bubloski*	Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS AM	Vice President and Assistant Treasurer

Joanne Kilkeary*	Executive Director and Senior Manager of US Mutual Fund Treasury Administration Department of UBS AM	Vice President and Assistant Treasurer

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Name and Business Address*	Positions and Offices with Underwriter	Positions and Offices with the Registrant
Cindy W. Lee*	Associate Director of US Mutual Fund Treasury Administration Department of UBS AM	Vice President and Assistant Treasurer

Mandy Yu*	Authorized Officer and Tax Compliance Manager of US Mutual Fund Treasury Administration Department of UBS AM	Vice President

*  This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

(c)                                  Not Applicable.

ITEM 33.                                         LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, and CFTC Regulation 4.23, are maintained by JPMorgan Chase Bank (“JPMorgan Chase”), One Beacon Street, Boston, Massachusetts 02108, with the exception of those maintained by the Registrant’s investment advisor, UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), 1285 Avenue of the Americas, New York, NY 10019.

JPMorgan Chase provides general sub-administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

ITEM 34.                                         MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

ITEM 35.                                         UNDERTAKINGS

Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment Nos. 116/117 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and the State of New York on the 28th day of October, 2015.

THE UBS FUNDS

By:	/s/ Mark E. Carver
Mark E. Carver*
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Mark E. Carver	President and Principal	October 28, 2015
Mark E. Carver*	Executive Officer

/s/ Frank K. Reilly	Chairman and	October 28, 2015
Frank K. Reilly*	Trustee

/s/ Shawn Lytle	Trustee	October 28, 2015
Shawn Lytle*

/s/ Edward M. Roob	Trustee	October 28, 2015
Edward M. Roob*

/s/ Adela Cepeda	Trustee	October 28, 2015
Adela Cepeda*

/s/ J. Mikesell Thomas	Trustee	October 28, 2015
J. Mikesell Thomas*

/s/ Abbie J. Smith	Trustee	October 28, 2015
Abbie J. Smith*

/s/ John J. Murphy	Trustee	October 28, 2015
John J. Murphy*

/s/ Thomas Disbrow	Treasurer and Principal	October 28, 2015
Thomas Disbrow*	Accounting Officer

* By	/s/ Tammie Lee
Tammie Lee, Attorney-in-Fact

(Pursuant to Powers of Attorney incorporated herein by reference.)

EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.

Expense Limitation Agreement between the Advisor and the Registrant on behalf of the UBS U.S. Small Cap Growth Fund	EX-99.d.19

Expense Limitation Agreement between the Advisor and the Registrant	EX-99.d.20

Consent of Ernst & Young LLP	EX-99.j.1.i

Power of Attorney appointing Mark F. Kemper, Keith A. Weller, Eric Sanders, Tammie Lee, Bruce G. Leto and Jana L. Cresswell as attorneys-in-fact and agents to E. Blake Moore, Jr.	EX-99.j.2.v